Exhibit 2.1

PURCHASE AND SALE AGREEMENT

EPL OF LOUISIANA, L.L.C.

AS SELLER

AND

CASTEX ENERGY 2007, L.P.

AS BUYER

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2.16 Suspense Accounts	8

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF BUYER	8

3.1 Organization and Good Standing	8

3.2 Authority to Own and Operate	8

3.3 Corporate Authority	8

3.4 No Litigation	8

3.5 No Violations	9

3.6 Brokers	9

3.7 Bankruptcy	9

3.8 Sufficient Resources	9

3.9 Independent Evaluation	9

3.10 Securities Laws	10

3.11 Dealings with Seller’s Employees	10

ARTICLE 4. CONDITIONS OF THE SUBJECT INTERESTS; ACKNOWLEDGEMENTS, WAIVERS AND DISCLAIMERS	10

4.1 Review of Records	10

4.2 Special and Limited Title Warranty	10

4.3 Title Waivers	11

4.4 Disclaimers and Waivers of Representations, Warranties and Information	11

4.5 Disclaimer Regarding Lands	15

4.6 Title Defects	16

4.7 Seller’s Election to Cure	16

4.8 Downward Defect Adjustment	17

4.9 Upward Adjustments	18

4.10 Preferential Rights	18

4.11 Consents to Assignment	19

4.12 Casualty Loss	20

4.13 Transfer of Operatorship	20

ARTICLE 5. ENVIRONMENTAL MATTERS	20

5.1 Environmental Review	20

5.2 Environmental Defects	22

5.3 Remedies for Environmental Defect	23

5.4 Post-Closing Environmental Indemnification by Buyer	24

5.5 Condition of the Assets and Specific Buyer Indemnification with Respect to NORM and Other Hazardous Substances	25

5.6 Waiver	25

ARTICLE 6. PRE-AND POST-CLOSING OBLIGATIONS OF SELLER AND BUYER	26

6.1 Pre-and Post-Closing Obligations of Seller	26

6.2 Pre-Closing Obligations of Buyer	28

6.3 Exhibit Revisions	29

ARTICLE 7. THE CLOSING	30

7.1 Conditions to Seller’s Obligations to Close	30

7.2 Conditions to Buyer’s Obligations to Close	30

7.3 Closing	31

7.4 Obligations of Seller at Closing	31

7.5 Obligations of Buyer at Closing	31

ARTICLE 8. TERMINATION	32

8.1 Right of Termination	32

8.2 Effect of Termination	33

ARTICLE 9. POST-CLOSING OBLIGATIONS	34

9.1 Buyer’s Release, Indemnity and Assumption of Obligation	34

9.2 Seller’s Retention of Liability and Indemnity	35

9.3 Limitations on Seller’s Indemnity Obligations; Buyer’s Release	35

9.4 Procedure for Claims	36

9.5 Waiver and Limitation of Indemnities and Certain Damages	38

9.6 Records	38

9.7 Confidentiality	39

9.8 Transfer of Operatorship	39

9.9 Conveyance Costs	39

9.10 Revenues, Expenses and Capital Expenditures	39

9.11 Taxes	40

9.12 Further Assurances	40

9.13 Transfers	41

9.14 Survival of Representations, Warranties and Obligations	41

9.15 Reservation of Claims Against Third Parties	41

9.16 Default	41
9.16.1 Failure to Respond	42
9.16.2 Seller Not Obligated to Remedy Buyer’s Defaults	42
9.16.3 Invoicing and Recoupment by Seller	42
9.16.4 Other Remedies Reserved	42

9.17 Conflict of Interest	42

9.18 Nominations and Accounting Responsibilities	43

ARTICLE 10. MISCELLANEOUS	43

10.1 Notices	43

10.2 Public Announcements	44

10.3 Amendments	44

10.4 Headings	44

10.5 Governing Law	44

10.6 No Partnership Created	44

10.7 Successors and Assigns	44

10.8 No Third Person Beneficiaries	44

10.9 Not Construed Against Drafter	45

10.10 Conspicuousness of Provisions	45

10.11 Execution in Counterparts	45

10.12 Entire Agreement	45

10.13 Waiver	46

10.14 Waiver of Trial by Jury	46

10.15 Waiver of Consumer Rights	46

10.16 Expenses of Sale	46

10.17 Exhibits	47

10.18 Severability	47

10.19 Dispute Resolution and Binding Arbitration	47
10.19.1 Sole and Exclusive Method for Resolution of Disputes	47
10.19.2 Negotiations Between Executives	47
10.19.3 Arbitration	47

ARTICLE 11. DEFINITIONS	48

EXHIBITS

Exhibit “A”:	Leases

Exhibit “A-1”:	Lands

Exhibit “B”:	Wells

Exhibit “C”:	Easements

Exhibit “D”:	Contracts

Exhibit “E”:	Excluded Assets

Exhibit “F”:	Form of Assignment

Exhibit “G”:	Gross Working Interests and Net Revenue Interests

Exhibit “G-1”:	Assignments Due to Seller

Exhibit “G-2”:	Assignments Owed by Seller

Exhibit “G-3”:	Preferential Rights and Consents related to Exhibits “G-1” and “G-2”

Exhibit “G-4”:	Allocation

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Exhibit “H”:	Excluded Litigation and Claims

Exhibit “I”:	Liens, Mortgages and Encumbrances

Exhibit “J”:	AFEs and Other Commitments

Exhibit “K”:	Non-Foreign Person Affidavit

Exhibit “L”:	Gas Imbalances

Exhibit L-1”:	Settlement Imbalances

Exhibit “M”:	Non-Consent Penalties

Exhibit “N”:	Preferential Rights

Exhibit “O”:	Consents

Exhibit “P”:	Post-Effective Time Suspense Account

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this “Agreement”), dated as of May 31, 2007, is made by and between

EPL of Louisiana, L.L.C., a Louisiana limited liability company (“Seller”) with an office at 201 St. Charles Ave. Suite 3400, New Orleans, Louisiana 70170 and

Castex Energy 2007, L.P., a Texas limited partnership, with an office at 333 No. Sam Houston Parkway East, Suite 1060, Houston, Texas 77060 (“Buyer”).

In consideration of the provisions below and other good and valuable cause and consideration, the receipt, adequacy and validity of all of which are acknowledged and confirmed, Seller and Buyer agree as follows:

Article 1. Purchase and Sale; Purchase Price and Adjustments; Accounting.

1.1 Purchase and Sale. At the Closing, effective as of the Effective Time and subject to the provisions herein, Seller shall sell and convey the Subject Interests to Buyer and Buyer shall purchase, pay for and accept the Subject Interests from Seller.

1.2 Purchase Price. The purchase price for the Subject Interests is Seventy One Million, Seven Hundred Thousand United States Dollars ($71,700,000.00) (the “Purchase Price”), subject to adjustment in accordance with this Agreement. Upon executing this Agreement, Buyer shall pay by wire transfer in immediately available funds delivered to the following account the sum of Two Million United States Dollars ($2,000,000.00) (the “Deposit”). At Closing, Buyer shall pay the remainder of the Purchase Price, subject to adjustment in accordance with this Agreement, in immediately available funds delivered at the Closing to the following account (or such other account as Seller may designate at least one Business Day before the Closing):

Bank:	BankOne NA
City:	Dallas, Texas
ABA No.	111000614
Account No.	1577126772
Acct. Holder:	Energy Partners, Ltd
Reference:

1.3 Purchase Price Adjustment. The Purchase Price shall be adjusted as follows (the Purchase Price as so adjusted, the “Adjusted Purchase Price”). Nonetheless, even if any single item of income or expense can be categorized under more than one of the following categories, such item shall be counted only once for purposes of making adjustments to the Purchase Price. The Purchase Price shall be adjusted in accordance with this Section 1.3, but, notwithstanding any other provision of this Agreement, shall not be adjusted for: (i) actual or projected changes in production rates, values or prices, (ii) alternate interpretations of reserves and (iii) the condition of the Equipment.

(a) The Purchase Price shall be adjusted upward by the following amounts:

1)	the amount of all expenditures actually paid by Seller in connection with the operation of the Assets which are, in accordance with GAAP, attributable to the period of time after the Effective Time, including, without limitation, royalties, rentals and other charges; ad valorem, property, production, excise, severance, and any other Taxes (other than income Taxes) based upon or measured by the ownership of property or the production of Hydrocarbons or the receipt of proceeds therefrom, in each case attributable to the Assets and not deducted or netted from proceeds under Section 1.3(b), as well as expenses properly incurred under applicable operating agreements, including any charges incurred by Seller as a non-operator, including without limitation geological and land costs, drilling, testing, treating, completing, reworking, deepening, side-tracking, and plugging and abandoning wells;

2)	the amount of (i) gross proceeds actually received by Buyer, or offset by third parties against amounts owed by Buyer, from the sale of Hydrocarbons that are produced from or attributable to the Assets prior the Effective Time, net of royalties that are owed to third Persons, severance taxes, and marketing costs (including, but not limited to, transportation, compression, gathering and processing fees) not reimbursed to Buyer by the purchaser of production, and (ii) any other income and proceeds actually received by Buyer, or offset by third parties against amounts owed by Buyer, with respect to the Assets, which are, in accordance with GAAP, attributable to the period of time prior to the Effective Time;

3)	the value of all Hydrocarbons in storage as of the Effective Time that is credited to the Assets, such value to be the actual price received for such Hydrocarbons upon the first sale thereof, or absent a sale, then such value shall be based upon the average market price posted in the area for Hydrocarbons of similar quality and grade in effect as of the Effective Time, in each case net of royalties that are owed to third Persons, severance taxes, and marketing costs (including, but not limited to, transportation, compression, gathering and processing fees) not reimbursed by the purchaser of production;

4)	all Taxes for which Buyer is responsible under Section 9.11, to the extent they are paid by or on behalf of Seller;

5)	the amount for any underproduced gas position of Seller as described in Section 1.4(c);

6)	all additional amounts mutually agreed upon by Buyer and Seller; and

7)	an amount equal to the sum of any Upward Adjustments provided for in Section 4.9;

(b) The Purchase Price shall be adjusted downward by the following amounts:

1)	all revenues and related receivables (i) paid to Seller before it submits its Final Accounting Settlement under Section 1.6(a) and (ii) related to or arising out of the ownership, operation or use of the Subject Interests at or after the Effective Time;

2)	all amounts due by Seller under any Contract that (i) are attributable to the ownership, operation or use of any Subject Interest before the Effective Time, (ii) are paid by Buyer and (iii) are identified by Buyer to Seller before Seller submits its Final Accounting Settlement under Section 1.6(a);

3)	the amount of any overproduced gas position of Seller as described in Section 1.4(b);

4)	the Downward Defect Adjustment;

5)	the Allocated Amount of any Subject Interests deemed “Excluded Assets” under Section 4.10(a) (except as provided in and subject to Section 4.10(b);

6)	any Purchase Price adjustment agreed to by the Buyer and Seller pursuant to the provisions of Section 5.2(b); and

7)	all additional amounts mutually agreed to by Buyer and Seller.

1.4 Gas Imbalances.

(a) The Parties recognize that the Gas Balancing Agreements described on Exhibit “L-1” hereto (which exhibit also references the amount of each Imbalance as of the Effective Time and the related underproduced parties and such Imbalances shall be referred to as the “Settlement Imbalances”) contain an Assignment of Interest provision (or similar provision) which granted to an underproduced party the option to demand either a cash settlement or the natural gas attributable to such overproduction (“Option”). Seller is an overproduced party pursuant to each of these agreements and shall promptly provide the required notice to each of its working interest co-owners therein. In the event that any Third Person elects to exercise such Option, Seller shall be solely responsible for satisfaction of same with regard to all such Imbalances as of the Effective Time and Buyer shall have no responsibility with respect to any such Imbalances.

(b) As to any portion of the Settlement Imbalance that a Third Person elects not to exercise the Option, , Seller shall pay to Buyer (or credit Buyer for) an amount equal to the product of the Imbalance Price times such volume (in MMBtu’s), net of any royalties, overriding royalties or other burdens.

(c) If pursuant to the Imbalance any gas volumes are due and owing to Seller by one or more overproduced Persons as of the Effective Time, Buyer shall pay to Seller an amount equal to the product of the Imbalance Price times such volume (in MMBtu’s), net of any royalties, overriding royalties or other burdens.

The parties acknowledge and agree that (a) the Imbalances reflect the estimated amount of any gas imbalance owed to or by Seller and (b) the Imbalance Price reflects their estimated value of any underproduced or overproduced gas position of Seller in connection with any Subject Interest as of the Effective Time, net of royalties and Taxes.

1.5 Preliminary Accounting Statement. On or before 5 p.m. on June 7, 2007, Seller shall prepare and present to Buyer a “Preliminary Accounting Statement” reflecting all then-applicable upward and downward adjustments to the Purchase Price as provided in Section 1.3, determined in accordance with generally accepted accounting principles used in the oil and gas industry and using the best information then available. Seller and Buyer shall negotiate in good faith to resolve any disputes involving the Preliminary Accounting Statement. To the extent that the parties do not agree to any such amounts at or before Closing, such amounts shall be accounted for in, and in accordance with, the Final Accounting Settlement.

1.6 Final Accounting Settlement.

(a) Within ninety (90) Days after Closing, Seller shall deliver to Buyer a statement (the “Final Accounting Settlement”) setting forth (1) a detailed calculation of the Adjusted Purchase Price and (2) the net amount owing by Seller to Buyer or by Buyer to Seller, as appropriate.

(b) Within thirty (30) Days after Buyer receives the Final Accounting Settlement, Buyer may submit to Seller a written notice (an “Objection Notice”) that (1) sets forth each item in Seller’s Final Accounting Settlement that Buyer contends does not comply with this Agreement, (2) provides the basis for each such objection, (3) provides all supporting documentation for each such objection and (4) sets forth, based on all such objections, both the amount that Buyer contends equals the Adjusted Purchase Price and the net amount that Buyer contends is owing by Seller to Buyer or by Buyer to Seller, as appropriate. If Buyer does not timely deliver an Objection Notice in accordance with the preceding sentence, the Final Accounting Settlement, in the form delivered by Seller, shall be deemed to be true and correct and shall be final and binding on the parties. Further, as to each objection to Seller’s form of Final Accounting Settlement, Buyer shall be deemed to have waived such objection unless all the required information for such objection is properly set forth in a timely Objection Notice.

(c) If Buyer timely delivers an Objection Notice in accordance herewith, the parties shall use commercially reasonable efforts to meet as soon as reasonably practicable to attempt to resolve all objections properly set forth in the Objection Notice.

(d) Within five (5) Business Days after the final determination of the Adjusted Purchase Price (by agreement between the parties), each party shall pay all net amounts reflected in the Final Accounting Settlement as being due and payable to the other party. Such net amounts shall bear legal interest from and after, but not before, such due date.

1.7 Allocation. The Allocated Amounts are to be used solely to adjust the Purchase Price in accordance with Title Defects, Environmental Defects and Preferential Rights. To the extent that the transactions contemplated by this Agreement are subject to the reporting requirements of Section 1060 of the Internal Revenue Code of 1986, as amended, the parties will confer and cooperate in the preparation and filing of their respective federal and state tax reporting forms to reflect a consistent reporting of the agreed upon allocation.

Article 2. Representations and Warranties of Seller.

Seller represents and warrants to Buyer on the date hereof and as of the Closing as follows:

2.1 Organization and Good Standing. EPL is a corporation duly organized, validly existing and in good standing under the Laws of Delaware and is duly qualified to do business in the States of Texas and Louisiana and EPL LLC is a limited liability company duly formed and validly existing under the laws of Louisiana and is duly qualified to do business in the State of Louisiana.

2.2 Corporate Authority. Seller has all requisite corporate or company power and authority to own the Subject Interests owned by it, to execute and deliver this Agreement, to consummate the transactions contemplated herein and to perform its obligations under this Agreement. The execution and delivery of this Agreement by Seller, the performance by Seller of all obligations to be performed by it and the consummation by Seller of the transactions contemplated herein have been duly authorized and approved by all necessary corporate and company action on behalf of Seller. This Agreement has been duly executed and delivered by Seller and constitutes the valid and binding obligation of Seller, enforceable against Seller in accordance with this Agreement’s terms, except as such enforceability may be limited by bankruptcy, insolvency or other Laws relating to or affecting the enforcement of creditors’ rights and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

2.3 No Litigation. Except as listed on Exhibit “H” hereto, , there is no demand, action, suit, arbitration, proceeding or Governmental Authority investigation against Seller that has been served on Seller or to the best of Seller’s Knowledge pending or threatened against Seller, if determined adversely to Seller, could have a material adverse effect on the value or operation of the Scheduled Interests upon or after the Effective Time or that challenges or may have the effect of delaying, making illegal or otherwise interfering with the transactions contemplated by this Agreement.

2.4 No Violations. The execution and delivery of this Agreement by Seller does not, and the fulfillment and compliance with the provisions of this Agreement and the consummation by Seller of the transactions contemplated herein will not,

(a) violate or conflict with any provision of the articles of incorporation, bylaws, or operating agreements (or similar organizational documents) of Seller;

(b) require any filing or registration by Seller with, or any permit, consent or approval for Seller from, any Governmental Authority (assuming receipt of all consents and approvals of Governmental Authorities and other Third Persons customarily obtained, or not required to be obtained until, after the sale or transfer of title, operatorship or control); or

(c) conflict with, result in a breach of, constitute a default under, constitute an event that with notice or lapse of time would constitute a default under, accelerate or permit the acceleration of the performance required by or require any consent, authorization or approval under any order, judgment or decree of any Governmental Authority.

2.5 Brokers. Neither Seller nor any of its Related Persons has incurred any obligation or liability (direct, contingent or otherwise) for brokers’ fees, finders’ fees, agents’ commissions or other similar compensation in connection herewith for which Buyer has any responsibility.

2.6 Bankruptcy. There are no bankruptcy, reorganization or liquidation proceedings served on or being contemplated by Seller or, to the best of Seller’s Knowledge, pending or threatened against Seller.

2.7 Payment of Taxes and Royalties. Except as listed on Exhibit “H” hereto, to the best of Seller’s Knowledge, (a) all Taxes relating to the Scheduled Interests, or any production or revenues attributable thereto, that were previously due and payable by Seller have been paid, except to the extent Seller is contesting the same in good faith and (b) all royalties and other similar payments relating to the Scheduled Interests that were previously due and payable by Seller under any Lease or Contract (other than such payments that are being held in suspense in any Suspense Account or as the result of title or ownership uncertainty, inadequate payor information or any other matter for which mineral or other proceeds may be suspended in the ordinary course of business) have been paid, except to the extent Seller is contesting the same in good faith.

2.8 Sale of Hydrocarbons. To the best of Seller’s Knowledge, the Scheduled Interests are not subject to any Hydrocarbon purchase or sale agreements that are neither terminable, without penalty, upon seventy (70) Days’ notice or less nor listed on Exhibit “D” hereto.

2.9 Gas Imbalances. To the best of Seller’s Knowledge, the volumes of any gas imbalance of Seller with respect to the Subject Interests as of the Effective Time are set forth on Exhibit “L” hereto (collectively the “Imbalance”).

2.10 Preferential Rights. To the best of Seller’s Knowledge and except as otherwise reflected in Exhibit “N” hereto which exhibit shall also identify all Persons holding a Preferential Right and the terms and conditions of such rights, none of the Real Property Interests or Contracts is subject to a preferential right to purchase and/or an option or similar right or restriction (“Preferential Right”).

2.11 Consents to Assign .To the best of Seller’s Knowledge and except as otherwise reflected in Exhibit “O” hereto which all identify all Persons holding such rights and the terms and conditions of such rights, none of the Real Property Interests are subject to any Third Person consent or approval to assign requirement or similar right or restriction (“Consents”).

2.12 Real Property Interests. To Seller’s Knowledge, (a) the Real Property Interests have been operated during Seller’s period of ownership in compliance with all applicable Laws, including Environmental Laws, except for such noncompliance as would not individually or in the aggregate, have a Material Adverse Effect and (b) neither Seller nor any Third Person is in material breach or material default, and there has occurred no event, fact or circumstance that, with the lapse of time or the giving of notice, or both, would constitute such a breach or default by Seller, with respect to any of its obligations under any Real Property Interest.

2.13 Contracts. The agreements and contracts described on Exhibits “C” and “D” hereto, together with those contained in the public records, include all material and substantial contracts and agreements necessary to operate the Real Property Interests in substantially the same manner as they were being operated on the Effective Date. To the extent that Seller has been designated the operator of any Real Property Interest, Seller has, to the best of Seller’s Knowledge, substantially fulfilled all requirements for filings, certificates, consents, approvals, disclosures, and similar matters contained in or under the Leases, the Contracts, the Easements and applicable Law, except for such noncompliance as would not, individually or in the aggregate, have a Material Adverse Effect. To Seller’s knowledge, neither Seller nor any Third Person is in material breach or material default, and there has occurred no event, fact or circumstance that, with the lapse of time or the giving of notice, or both, would constitute such a breach or default by Seller, with respect to any of its obligations under any contract or agreements described on Exhibits “C” and/or “D” hereto.

2.14 Wells. To Seller’s Knowledge, all wells drilled on the Real Property Interests during Seller’s period of ownership have been drilled and, if completed, have been completed (i) within the boundaries of the Real Property Interests, or within the limits otherwise permitted by agreement or contract, pooling or unit agreement, by orders issued by a Governmental Authority, or by Laws, and (ii) in compliance with all applicable Law, except for such noncompliance as would not individually or in the aggregate, have a Material Adverse Effect.

2.15 Obligations. There are no material operations on the Real Property Interests under any of the Contracts with respect to which either Seller or to the best of Seller’s knowledge, any other Person elected or was deemed to have elected pursuant to the terms of such Contract to be a non-consenting party where such non-consent recoupment is still ongoing, except for those operations set forth on Exhibit “M” hereto, the effects of which operations on Seller’s interests, if any, are reflected in the working interests and net revenue interests set forth in Exhibit “G” hereto.

2.16 Suspense Accounts. Exhibit “P” identifies all Suspense Accounts attributable to minerals or other proceeds pertaining to production from the Assets obtained at or after the Effective Time (“Post-Effective Time Suspense Account”) and the balance of each account.

2.17 Unexecuted Assignments. On Exhibit “G-1” all assignments of Real Property Interests which have been earned or acquired by Seller but not yet assigned by Third Person to Seller are identified (“Assignments Due Seller”) and on Exhibit “G-2” all assignments of interests in the Lands and leasehold interests and leases that are owed by Seller to Third Persons are identified (“Assignments Owed by Seller”). The interests reflected on Exhibit “G” do not include any of the interests to be conveyed by the Assignments Owed by Seller. To Seller’s knowledge, except as set forth on Exhibit “G-3”, there are no Preferential Rights or Consents applicable to either the Assignments Due Seller or the Assignments Owed by Seller. Seller is not aware of anything that would prevent or delay the obtaining of or exercise of such Preferential Rights or Consents.

Article 3. Representations and Warranties of Buyer.

Buyer represents and warrants to Seller on the date hereof and as of the Closing as follows:

3.1 Organization and Good Standing. Buyer is a corporation duly organized, validly existing and in good standing under the Laws of the State of Texas and is duly qualified to do business in the States of Texas and Louisiana.

3.2 Authority to Own and Operate. To the extent required by Governmental Authorities, Buyer is duly authorized to own and operate leases and rights of way granted by the States of Texas and Louisiana.

3.3 Corporate Authority. Buyer has all requisite corporate power and authority to own and lease the Subject Interests, to execute and deliver this Agreement, to consummate the transactions contemplated herein and to perform its obligations under this Agreement. The execution and delivery of this Agreement by Buyer, the performance by Buyer of all of the obligations to be performed by it and the consummation by Buyer of the transactions contemplated herein have been duly authorized and approved by all necessary corporate action on behalf of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes the valid and binding obligation of Buyer, enforceable against Buyer in accordance with this Agreement’s terms, except as such enforceability may be limited by bankruptcy, insolvency or other Laws relating to or affecting the enforcement of creditors’ rights and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3.4 No Litigation. There is no demand, action, suit, arbitration, proceeding or Governmental Authority investigation against Buyer or to the best of Buyer’s Knowledge pending or threatened against Buyer that, if determined adversely to Buyer, could have a material adverse effect on the value or operation of the Subject Interests upon or after the Closing or that challenges or may have the effect of delaying, making illegal or otherwise interfering with the transactions contemplated by this Agreement.

3.5 No Violations. The execution and delivery of this Agreement by Buyer does not, and the fulfillment and compliance with the provisions of this Agreement and the consummation by Buyer of the transactions contemplated herein will not,

(a) violate or conflict with any provision of the certificate of incorporation or bylaws (or similar organizational documents) of Buyer;

(b) require any filing or registration by Buyer with, or any permit, consent or approval for Buyer from, any Governmental Authority (assuming receipt of all consents and approvals of Governmental Authorities and other Third Persons customarily obtained, or not required to be obtained until, after the sale or transfer of title, operatorship or control); or

(c) conflict with, result in a breach of, constitute a default under, constitute an event that with notice or lapse of time would constitute a default under, accelerate or permit the acceleration of the performance required by or require any consent, authorization or approval under any order, judgment or decree of any Governmental Authority.

3.6 Brokers. Neither Buyer nor any of its Related Persons has incurred any obligation or liability (direct, contingent or otherwise) for brokers’ fees, finders’ fees, agents’ commissions or other similar compensation in connection herewith for which Seller has any responsibility.

3.7 Bankruptcy. There are no bankruptcy, reorganization or liquidation proceedings served on or being contemplated by Buyer or, to the best of Buyer’s Knowledge, pending or threatened against Buyer.

3.8 Sufficient Resources. At and after the Closing, Buyer will have sufficient cash, available lines of credit or other sources of immediately available funds (as well as sufficient financial resources, personnel and technical expertise) to pay the Adjusted Purchase Price and to assume the Assumed Obligations and otherwise to fulfill its obligations under this Agreement.

3.9 Independent Evaluation. Buyer is a sophisticated, experienced and knowledgeable purchaser, owner and operator of oil and gas properties and related facilities, is able to bear the economic risks of acquiring and owning the Subject Interests and assuming the Assumed Obligations and Buyer’s obligations under this Agreement, is able to evaluate (and has in fact evaluated) the Subject Interests for purchase and the merits and risks of acquiring and owning the Subject Interests and is not a “consumer” within the meaning of the Texas Deceptive Trade Practices-Consumer Protection Act, Tex. Bus. & Com. Code art. 17.41 et seq., the Louisiana Unfair Trade Practices and Consumer Protection Law, La. R.S. 51:1401 et seq., or any comparable Law. In making its decision to enter into this Agreement and to consummate the transaction contemplated herein, Buyer (a) has relied solely on its own independent investigation, evaluation, appraisal and judgment of the Subject Interests, (b) has satisfied itself, based upon its independent investigation, as to the physical and environmental condition of the Subject Interests and as to title to those Subject Interests that are not Scheduled Interests, (c) has relied on no representations or warranties of Seller (other than as expressly set forth in Article 2 and in the Special and Limited Title Warranty in Section 4.2), (d) has relied on no representations or warranties of any Related Person of Seller, (e) will satisfy itself before Closing, based upon its independent investigation, as to title to the Scheduled Interests, (f) has, with its legal counsel and other advisers, carefully reviewed all of the provisions of this Agreement and (g) fully understands the factual background and legal effects of this Agreement, including without limitation the meaning and effect of each provision of this Agreement.

3.10 Securities Laws. Buyer acknowledges that neither the solicitation of an offer for, nor the sale of, the Subject Interests by Seller has been registered under any securities Laws. Buyer intends to acquire the Subject Interests for its own benefit and account and is not acquiring the Subject Interests with the intent of distributing fractional undivided interests in any Subject Interest (or otherwise selling any Subject Interest) in a manner that would be subject to regulation under any federal or state securities Laws. If Buyer Transfers any Subject Interest or fractional undivided interests therein in the future, it will do so in compliance with all applicable Laws. At no time has Buyer been presented with or solicited by or through any public promotion or other form of advertising in connection with this transaction. Buyer is an “accredited investor” (as defined in Regulation D of the federal Securities Act of 1933, as amended).

3.11 Dealings with Seller’s Employees. Buyer has not entered into any financial, employment, contractor or agency arrangement with, or granted or promised any gift to, any director, officer or employee of Seller or any of its Related Persons.

Article 4. Conditions of the Subject Interests; Acknowledgments, Waivers and Disclaimers.

4.1 Review of Records. Commencing on the date this Agreement is executed and until June 7, 2007 at 5:00 p.m. (the “Review Period”), Seller shall make available to Buyer during regular business hours the Records in Seller’s possession and their employees. During the Review Period, Buyer shall have the right at its sole cost, risk and expense to inspect such Records and to reasonably request copies of any and all such Records. Upon such request, Seller shall provide to Buyer at Buyer’s expense requested copies made by Seller or, at either party’s option, by a Third Person approved by Buyer and Seller.

4.2 Special and Limited Title Warranty. Seller makes no warranty of title whatsoever; except that, upon and after Closing and subject to the provisions of Article 9 and the other provisions of this Agreement, Seller shall defend Buyer (up to, but not exceeding, the net revenue interest for such Subject Interest as listed on Exhibit “G” hereto and for no more than the Allocated Amount of such Subject Interest) against the lawful Claims of any Third Person claiming an interest (including but not limited to an encumbrance or lien) in a Subject Interest by, through or under Seller, except for any Claims arising out of, related to or in connection with one or more of the following: (a) by, through or under any Assignment, (b) for any Permitted Encumbrance, or (c) for a Title Defect asserted by Buyer pursuant to Section 4.2 hereof for which the Purchase Price is reduced, cured by Seller, or which does not meet the threshold in Section 4.7 hereof (“Special and Limited Title Warranty”).

4.3 Title Waivers. BUYER WAIVES FOR ALL PURPOSES ANY TITLE DEFECT THAT BUYER ASSERTED AS A TITLE DEFECT PURSUANT TO SECTION 4.2 FOR WHICH THE PURCHASE PRICE IS REDUCED, CURED BY SELLER, OR WHICH DOES NOT MEET THE THRESHOLD IN SECTION 4.7 HEREOF. EXCEPT FOR THE SPECIAL AND LIMITED TITLE WARRANTY IN SECTION 4.12 AND BUYER’S RIGHTS THEREUNDER, BUYER ALSO WAIVES ALL TITLE DEFECTS NOT IDENTIFIED IN A TITLE DEFECT NOTICE THAT IS DELIVERED WITHIN THE REVIEW PERIOD AND THOSE TITLE DEFECTS THAT DO NOT MEET THE THRESHOLDS OF SECTION 4.7 AND BUYER SHALL HAVE NO RIGHT TO SEEK AN ADJUSTMENT TO THE PURCHASE PRICE, MAKE A CLAIM AGAINST SELLER OR ANY OF ITS RELATED PERSONS OR SEEK CONTRIBUTION, INDEMNITY OR DEFENSE (IN ACCORDANCE WITH ARTICLE 9 OR OTHERWISE) FROM SELLER OR ANY OF ITS RELATED PERSONS IN CONNECTION WITH THE SAME. BUYER IRREVOCABLY WAIVES SUCH CLAIMS.

4.4 Disclaimers and Waivers of Representations, Warranties and Information. BUYER REPRESENTS AND AGREES THAT ANY OF THE RECORDS OR OTHER INFORMATION (WRITTEN, ORAL OR OTHERWISE) PREVIOUSLY, NOW OR HEREAFTER FURNISHED OR OTHERWISE MADE AVAILABLE TO BUYER OR ANY OTHER PERSON BY OR ON BEHALF OF SELLER OR ANY OF ITS RELATED PERSONS IS PROVIDED AS A CONVENIENCE ONLY AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY AGAINST SELLER OR ANY OF ITS RELATED PERSONS; THAT ANY RELIANCE ON OR USE OF SAME SHALL BE AT BUYER’S SOLE PERIL AND RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW; THAT BUYER IS NOT RELYING ON SELLER’S SKILL OR JUDGMENT IN SELECTING ANY SUBJECT INTEREST (EVEN IF SELLER MAY KNOW OR HAVE REASON TO KNOW OF BUYER’S PARTICULAR PURPOSE FOR BUYING ANY SUBJECT INTEREST) OR ON ANY WARRANTY OR REPRESENTATION BY ANY RELATED PERSON OF SELLER; AND THAT, UPON CLOSING, THE SUBJECT INTERESTS SHALL BE SOLD AND CONVEYED FROM SELLER TO BUYER “AS IS”, “WHERE IS” AND WITH ALL FAULTS IN THEIR CONDITION AND STATE OF REPAIR AS OF CLOSING, WITHOUT RECOURSE. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT:

(A) BUYER REPRESENTS THAT: (1) IT HAS HAD AND PURSUANT TO THIS AGREEMENT WILL HAVE PRIOR TO CLOSING ACCESS TO THE ASSETS AND THE EMPLOYEES OF SELLER; (2) IN MAKING THE DECISION TO ENTER INTO THIS AGREEMENT AND CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY, BUYER HAS RELIED SOLELY ON THE BASIS OF ITS OWN INDEPENDENT INVESTIGATION OF THE ASSETS; (3) IT IS RELYING SOLELY ON ITS OWN EXAMINATION AND INSPECTION OF THE ASSETS FOR TITLE, ENVIRONMENTAL AND ALL OTHER PURPOSES AND IS BUYING THE SUBJECT INTERESTS AT ITS SOLE PERIL AND RISK; AND (4) BUYER FURTHER ACKNOWLEDGES THAT WITH RESPECT TO ANY TESTS, EVALUATIONS OR REPORTS THAT HAVE BEEN CONDUCTED OR PREPARED BY OR ON BEHALF OF SELLER PERTAINING TO THE ENVIRONMENTAL CONDITION OR OPERATION OF THE ASSETS AND THAT MAY BE DELIVERED TO BUYER PRIOR TO THE DATE HEREOF (THE “ENVIRONMENTAL REPORTS”), IF ANY, BUYER EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY RESPECTING THE ACCURACY OR THOROUGHNESS THEREOF AND DISCLAIMS, AND SELLER IS HEREBY RELEASED BY BUYER FROM, ANY LIABILITY IN CONNECTION THEREWITH, IN EACH CASE WITHOUT REGARD TO THE SOLE, PARTIAL, OR CONCURRENT NEGLIGENCE,

GROSS NEGLIGENCE, STRICT LIABILITY, WILLFUL MISCONDUCT OR OTHER FAULT OF SELLER AND BUYER FURTHER ACKNOWLEDGES THAT, WITH RESPECT TO ANY ENVIRONMENTAL REPORTS THAT MAY BE DELIVERED BY SELLER, IT WILL REVIEW, EXAMINE, AND BECOME THOROUGHLY FAMILIAR WITH THE CONTENTS, IF ANY, OF THE ENVIRONMENTAL REPORTS

(B) EXCEPT FOR THE SPECIAL AND LIMITED TITLE WARRANTY, SELLER NEGATES AND DISCLAIMS ANY AND ALL (AND BUYER REPRESENTS THAT IT IS NOT RELYING ON, AND THAT SELLER HAS NOT MADE, ANY) REPRESENTATIONS AND WARRANTIES (EXPRESS, STATUTORY, IMPLIED OR OTHERWISE), INCLUDING WITHOUT LIMITATION, ANY SUCH REPRESENTATION OR WARRANTY CONCERNING THIS AGREEMENT, ANY ASSIGNMENT OR ANY ASSET OR ASSUMED OBLIGATION AND SELLER HEREBY EXPRESSLY DISCLAIMS AND NEGATES, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHERWISE RELATING TO: (1) THE CONDITION OF THE ASSETS (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, FITNESS OR SUITABILITY FOR A PARTICULAR PURPOSE, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR ENVIRONMENTAL CONDITION), (2) ANY INFRINGEMENT BY SELLER OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD PERSON, AND (3) ANY INFORMATION, DATA, RECORDS, OR OTHER WRITTEN MATERIALS (WRITTEN OR ORAL) FURNISHED TO BUYER BY OR ON BEHALF OF SELLER (INCLUDING, WITHOUT LIMITATION, IN RESPECT OF GEOLOGICAL, GEOPHYSICAL, AND SEISMIC DATA, THE EXISTENCE OR EXTENT OF OIL, GAS, OR OTHER MINERAL RESERVES, THE RECOVERABILITY OF OR THE COST OF RECOVERING ANY SUCH RESERVES, THE VALUE OF SUCH RESERVES, ANY PRODUCT PRICING ASSUMPTIONS, AND THE ABILITY TO SELL OIL OR GAS PRODUCTION AFTER CLOSING AND THE ABILITY OF BUYER TO BECOME OPERATOR UNDER ANY APPLICABLE OPERATING AGREEMENT); AND BUYER HEREBY ACKNOWLEDGES THAT BUYER WILL HAVE SOLE RESPONSIBILITY FOR ANY ACTION BY BUYER FOR ANY ACTION TAKEN BY BUYER, OR BY OTHERS RELYING ON BUYER’S ADVICE, BASED ON THE GEOLOGICAL MAPS, RECORDS, LOGS, AND OTHER DATA, IF ANY, TRANSFERRED UNDER THIS AGREEMENT;

(C) SELLER NEGATES AND DISCLAIMS ANY AND ALL LIABILITY AND RESPONSIBILITY FOR OR ASSOCIATED WITH AND ANY AND ALL REPRESENTATIONS AND WARRANTIES CONCERNING (AND BUYER ACKNOWLEDGES THAT IT IS NOT RELYING ON AND THAT SELLER HAS NOT MADE ANY REPRESENTATIONS OR WARRANTIES CONCERNING) THE QUALITY, ACCURACY, COMPLETENESS OR MATERIALITY OF ANY RECORDS OR OTHER INFORMATION PREVIOUSLY, NOW OR HEREAFTER FURNISHED OR OTHERWISE MADE AVAILABLE (ELECTRONICALLY, ORALLY, BY VIDEO, IN WRITING OR BY OR THROUGH ANY OTHER MEDIUM OR MEANS) TO BUYER OR ANY OTHER PERSON; AND

(D) EXCEPT AND ONLY TO THE EXTENT SO PROVIDED IN THE SPECIAL AND LIMITED TITLE WARRANTY AND/OR IN ARTICLE 9 FOR THOSE MATTERS FOR WHICH SELLER AGREES TO INDEMNIFY BUYER PURSUANT TO SECTION 9.2 BELOW, BUYER IRREVOCABLY WAIVES, AND RELEASES SELLER AND ITS RELATED PERSONS FROM AND AGAINST, ALL CLAIMS (WHETHER CURRENTLY ASSERTED OR UNASSERTED, ACCRUED OR UNACCRUED, KNOWN OR UNKNOWN OR FORESEEN OR UNFORESEEN AND WHETHER DIRECT, INDIRECT, CONTINGENT OR OTHERWISE) BASED ON, RELATED TO OR ARISING OUT OF (IN WHOLE OR IN PART IN ANY WAY) THIS AGREEMENT, ANY ASSIGNMENT OR ANY SUBJECT INTEREST, ASSET OR ASSUMED OBLIGATION, WHETHER OR NOT ARISING AT ANY TIME BEFORE, AT OR AFTER THE EFFECTIVE TIME AND WHETHER OR NOT CAUSED OR CONTRIBUTED IN WHOLE OR IN PART BY THE NEGLIGENCE, FAULT OR STRICT LIABILITY (WHETHER ACTIVE, PASSIVE, SOLE, SIMPLE, CONCURRENT, CONTINGENT OR OTHERWISE) OF, OR BREACH OF CONTRACT OR VIOLATION OR LAW BY, SELLER OR ANY OTHER PERSON AND WHETHER BASED ON, RELATED TO OR ARISING OUT OF (IN WHOLE OR IN PART IN ANY WAY) ANY THEORY OF LIABILITY OR FAULT WHETHER IN TORT, CONTRACT, QUASI-CONTRACT, STRICT LIABILITY, UNSEAWORTHINESS OF ANY VESSEL, MISREPRESENTATION, EQUITY, INDEMNITY, CONTRIBUTION, VIOLATION OR OPERATION OF ANY LAW OR ANY OTHER CAUSE WHATSOEVER.

WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THESE NEGATIONS AND DISCLAIMERS BY SELLER AND THESE WAIVERS, RELEASES OF CLAIMS AND REPRESENTATIONS BY BUYER RELATE WITHOUT LIMITATION TO:

(1)	OTHER THAN THE SPECIAL AND LIMITED TITLE WARRANTY SET FORTH IN SECTION 4.2, TITLE, OWNERSHIP, CONSIDERATION, STATUS, PEACEABLE POSSESSION, EVICTION (UNDER LOUISIANA CIVIL CODE ARTICLE 2500 OR OTHERWISE) OR NON-DECLARED ENCUMBRANCES (UNDER LOUISIANA CIVIL CODE ARTICLE 2500 OR OTHERWISE);

(2)	THE GEOGRAPHIC, GEOLOGIC OR GEOPHYSICAL CHARACTERISTICS ASSOCIATED WITH ANY OR ALL OF THE ASSETS, INCLUDING WITHOUT LIMITATION THE EXISTENCE, QUALITY, QUANTITY OR RECOVERABILITY OF PROSPECTS OR HYDROCARBON RESERVES;

(3)	THE COSTS, EXPENSES, LIABILITIES, STATUS, REVENUES, RECEIPTS OR ECONOMIC VALUE ASSOCIATED WITH, THE CONTINUED PRODUCTIVITY OR FINANCIAL VIABILITY OF, THE CONTRACTUAL, ECONOMIC OR FINANCIAL DATA ASSOCIATED WITH OR THE RIGHTS OR OBLIGATIONS (INCLUDING WITHOUT LIMITATION THE FEDERAL, STATE OR LOCAL INCOME OR OTHER TAX CONSEQUENCES) ASSOCIATED WITH THIS AGREEMENT, ANY ASSIGNMENT, ANY OR ALL PORTIONS OF THE SUBJECT INTERESTS, ASSETS OR AGREEMENTS TO WHICH ANY SUBJECT INTEREST IS SUBJECT;

(4)	THE OPERATORSHIP OF ANY OR ALL PORTIONS OF THE ASSETS OR ANY OTHER WELLS, UNITS OR PROPERTY;

(5)	FITNESS FOR BUYER’S INTENDED USE OR PURPOSE, FOR ANY OTHER PARTICULAR USE OR PURPOSE OR FOR ORDINARY USE (UNDER LOUISIANA CIVIL CODE ARTICLE 2475 OR 2524 OR OTHERWISE) OR MERCHANTABILITY;

(6)	FREEDOM FROM, DIMINUTION IN VALUE BECAUSE OF OR THE PRESENCE OR ABSENCE OF REDHIBITORY OR OTHER DEFECTS OR VICES (UNDER LOUISIANA CIVIL CODE ARTICLE 2520 ET SEQ., ANY COMMON LAW THEORY OF OR STATUTORY ENACTMENT CONCERNING PRODUCT LIABILITY, OR OTHERWISE), WHETHER KNOWN OR UNKNOWN AND WHETHER APPARENT, PATENT, LATENT, HIDDEN OR OTHERWISE;

(7)	THE ENVIRONMENTAL OR PHYSICAL CONDITION OR STATE OF REPAIR (WHETHER OR NOT ARISING OUT OF ANY ENVIRONMENTAL DAMAGE OR DEFECT OR ANY VIOLATION OF ANY ENVIRONMENTAL LAW OR OTHER LAW) OF ANY OR ALL OF THE ASSETS OR THE PROTECTION OF THE ENVIRONMENT OR OF HUMAN HEALTH OR SAFETY;

(8)	THE PAST OR CURRENT PRESENCE OR ABSENCE OF NORM, ASBESTOS, POLLUTION, NATURALLY OCCURRING WASTE, HAZARDOUS OR TOXIC MATERIALS OR THE COSTS, REQUIREMENT OR NEED (UNDER ANY ENVIRONMENTAL LAWS OR OTHERWISE) FOR PLUGGING AND ABANDONMENT OR ANY INVESTIGATION, STUDY, ASSESSMENT, REPAIR, CLEAN-UP, DECOMMISSIONING, DETOXIFICATION, REMEDIATION, REMOVAL, TRANSPORTATION OR DISPOSAL (INCLUDING WITHOUT LIMITATION FOR ANY SUCH MATERIALS, ANY WASTE DISPOSAL OR HYDROCARBON FACILITY OR ANY OR ALL PORTIONS OF THE ASSETS;

(9)	CONFORMITY WITH MODELS OR SAMPLES OF MATERIALS;

(10)	THE COST, EXPENSE OR ABILITY TO COPY, TRANSMIT OR USE ANY ELECTRONIC DATA;

(11)	RETURN OR REDUCTION OF THE PURCHASE PRICE OR THE ADJUSTED PURCHASE PRICE;

(12)	RESCISSION BY BUYER OF THIS AGREEMENT OR ANY ASSIGNMENT; OR

(13)	ANY ENVIRONMENTAL OR NON-ENVIRONMENTAL CLAIM PREVIOUSLY, NOW OR HEREAFTER ASSERTED.

NOTWITHSTANDING THE FOREGOING IN THIS SECTION 4.4, BUYER IS EXPRESSLY ENTITLED TO RELY ON THE REPRESENTATIONS AND WARRANTIES BY SELLER EXPRESSLY SET FORTH IN ARTICLE 2 AND THE SPECIAL AND LIMITED TITLE WARRANTY AND SHALL BE

ENTITLED TO ALL AVAILABLE RECOURSE SHOULD ANY OF SUCH REPRESENTATIONS OR WARRANTIES BE INACCURATE, SUBJECT, HOWEVER, TO APPLICABLE LIMITATIONS SET FORTH IN ARTICLE 9 BELOW. FURTHERMORE, IN THE EVENT OF ANY CONFLICT BETWEEN ANY PROVISION OF THIS SECTION 4.4 AND ANY OTHER PROVISION OF THIS AGREEMENT OR ANY PROVISION OF ANY ASSIGNMENT, SUCH OTHER PROVISION OF THIS AGREEMENT OR PROVISION OF AN ASSIGNMENT SHALL CONTROL.

4.5 Disclaimer Regarding Lands.

(a) Buyer expressly acknowledges that Buyer is aware that the Lands are largely marsh lands, and there are numerous water covered areas within the boundaries of such lands, which may be susceptible to a claim by the State of Louisiana that the beds of such water covered areas are owned by the State of Louisiana as the beds of navigable water bodies. Seller does hereby exclude any contractual, implied or other warranty or representation regarding whether water covered areas are navigable or not navigable, and whether the beds of such water covered areas are owned by Seller or, alternatively, owned by the State of Louisiana; provided, however, nothing contained in these statements is intended to limit in any manner Buyer’s right to dispute any claim of ownership which may be asserted, in litigation or otherwise, by the State of Louisiana respecting any claim to the ownership of the beds of water covered areas, and Buyer’s right to assert that the beds of such water covered areas are owned in part by Buyer because such water covered areas are, in fact, not navigable.

(b) Buyer further acknowledges that Seller has made no representations or shall be making no warranties concerning the acreage content and/or depth restrictions of Seller’s interest in the Lands, regarding the location of the boundaries of the Lands, concerning any encroachments upon the Lands, regarding the existence of Seller’s rights in the Lands (including but not limited to the term(s) of Seller’s rights) and the application of the laws of liberative prescription thereto, and especially that Seller has made no representations or warranties concerning whether portions of the Lands may have eroded into or subsided beneath adjacent water covered areas (and hence such areas may have become subject to a claim of ownership by the State of Louisiana).

(c) Buyer agrees that if Buyer elects to sell or otherwise transfer the Lands (or any portion of the Lands), Buyer shall include in any such sale or transfer (or, alternatively, in any unrecorded purchase and sale agreement or similar agreement executed in connection with any such sale or transfer) provisions identical to the two preceding paragraphs, and Buyer shall protect, indemnify and hold Seller harmless from and against any and all claims, causes of action or liability arising as a result of Buyer’s failure to include such provisions in any further sale or other transfer by Buyer relating to the Lands (or any portion of the Lands).

4.6 Title Defects.

(a) By written notice delivered to Seller during the Review Period (each such timely notice, a “Title Defect Notice”), Buyer may notify Seller of the existence of any matter that it reasonably believes constitutes a Title Defect. To constitute a proper Title Defect Notice, such notice must include with respect to each asserted Title Defect (1) the nature of, and a detailed legal explanation with respect to, such Title Defect, (2) a description of each Scheduled Interest affected, (3) the Allocated Amount of each such Scheduled Interest, (4) the amount by which Buyer believes such Allocated Amount has been reduced as a result of such Title Defect (which amount must comply with Section 4.8), (5) the computations and information upon which Buyer’s belief is based and (6) all supporting documentation reasonably necessary for Seller to verify Buyer’s computations and the existence and amount of such Title Defect.

(b) Buyer shall give Seller an opportunity to begin reviewing (and curing, if appropriate in Seller’s discretion) Title Defects as early as possible. Accordingly, if and when Buyer believes that a Title Defect may exist, Buyer shall, as soon as practicable, notify Seller of such possible Title Defect and furnish available information concerning such possible Title Defect and, from time to time thereafter as Buyer obtains more information, shall provide Seller, as soon as practicable, with such additional information.

4.7 Seller’s Election to Cure. The (a) Downward Defect Adjustment (as determined in accordance with provisions of Section 4.8) for each Title Defect must exceed Fifty Thousand Dollars ($50,000.00) and (b) the aggregate of all such Downward Defect Adjustments (which satisfy subpart (a)) must exceed the sum of Three Hundred Thousand Dollars ($300,000.00) (which amount shall be a threshold, not a deductible) before there shall be any Purchase Price adjustment or further action required of Seller under this Section with respect to any Title Defect. As to any asserted Title Defect regardless of whether or not for which there is any reduction of the Purchase Price by virtue of the preceding sentence, for which Seller cures same, or for which there is an reduction in the Purchase Price; Seller shall have no further obligation with respect to such Title Defect and Buyer shall be deemed to have waived such Title Defect and the Subject Interest shall be conveyed to Buyer subject to such Title Defect.

As to each Scheduled Interest for which Buyer asserts an alleged Title Defect in a Title Defect Notice during the Review Period, the following provisions shall apply:

(a) If Seller agrees to the existence of a Title Defect, Seller may elect to cure any Title Defect. A Title Defect shall be deemed cured if Seller delivers to Buyer curative material that, in Buyer’s reasonable judgment, is sufficient to cure the Title Defect. Such material delivered by 5 p.m. on June 11, 2007 shall be deemed sufficient and acceptable to Buyer unless, prior to Closing, Seller receives from Buyer written notice that the curative is not acceptable including an explanation as to why it is not acceptable. Further, such materials delivered at or before the Closing shall be deemed sufficient and acceptable to Buyer if Seller does not receive from Buyer written notice as set forth above that the curative is not acceptable.

(b) If Seller agrees to the existence of a Title Defect and elects not to cure it or fails to cure it in accordance with the provisions of Section 4.7(a), the Purchase Price shall be reduced for any such Title Defect (i) provided that the agreed upon Downward Defect Adjustment (as determined in accordance with provisions of Section 4.8) for such Title Defect exceeds Fifty Thousand Dollars ($50,000.00) and (ii) the aggregate of all such Downward Defect Adjustments (which satisfy subpart (a)) exceeds the sum of Three Hundred Thousand Dollars ($300,000.00).

(c) At Closing, Seller may add to Exhibit “D” hereto any assignments or other agreements or instruments obtained, and any textual changes necessary, (a) to cure any Title Defect and (b) to reflect any newly added Excluded Assets under this Section.

4.8 Downward Defect Adjustment.

(a) The value attributable to such uncured Title Defects (“Downward Defect Adjustment”) shall be determined as follows:

(1)	Where Seller agrees with the value of the Title Defect as set forth in Buyer’s Title Defect Notice, that value shall be the value of the Title Defect.

(2)	If the Title Defect is a lien, encumbrance or other charge upon the Scheduled Interest which is undisputed and liquidated in amount, then the Downward Defect Adjustment shall be the amount necessary to be paid to the obligee to remove the Title Defect from Buyer’s proportionate interest in the affected Schedule Interest; provided, however, that if the Title Defect affects more than Seller’s interest in the affected Scheduled Interest, then the value of the Title Defect will be reduced proportionately to the extent of Seller’s interest in the affected Scheduled Interest.

(3)	If the Title Defect represents a uniform discrepancy for the entire Scheduled Interest for the life of same from the net revenue interest for any Asset stated on Exhibit “G”, then the Downward Defect Adjustment of such Title Defect shall be the product of the Allocated Amount of such Scheduled Interest on Exhibit “G” multiplied by a fraction, the numerator of which is the net revenue interest decrease and the denominator of which is the net revenue interest stated on Exhibit “G”.

(4)

If the Title Defect represents an obligation, encumbrance, burden or charge upon or other defect in title to the Scheduled Interest of a type not described in subsections (1), (2) or (3) above, the Downward Defect Adjustment of the Title Defect shall be determined by taking into account the Allocated Amount of the Scheduled Interest so affected, the portion of the Scheduled Interest affected by the Title Defect, the legal effect of the Title Defect, the potential economic effect of the Title Defect over the life of the affected Interest, and such other factors as are necessary to make a proper evaluation.

Buyer and Seller agree that in no event shall a Downward Defect Adjustment for a Scheduled Interest exceed the Allocated Amount thereof.

4.9 Upward Adjustments.

(a) If not later than the Title Defect Date, either Seller or Buyer determines that there is any inaccuracy that results in Seller conveying or assigning to Buyer at Closing a net revenue interest in a Scheduled Interest which is higher than that reflected on Exhibit “G”, such Party shall, as soon as practicable, notify the other Party of such inaccuracy (an “Additional Interest”). This notice shall include: (i) a description of the affected Scheduled Interest (or interest therein or portion thereof); and (ii) a detailed description of the Additional Interest with supporting documentation. If Buyer agrees that the net revenue interest in such Scheduled Interest is higher and desires to purchase such Additional Interest, then the Purchase Price shall be adjusted as follows: in the event of the identification of an Additional Interest, Seller and Buyer shall endeavor in good faith to agree upon the amount of such increase in value occasioned by such inaccuracy which, for increases in net revenue interest, shall be based upon the proportionate increase in the net revenue interest multiplied by the Allocated Amount of such Scheduled Interests. The full amount of increased value attributable to the sum of the Additional Interest is called an “Upward Adjustment.” If Buyer does not desire to purchase the Additional Interest, then such Additional Interest shall be retained by Seller and be Excluded Assets. If necessary, the Parties shall enter into such additional agreements and instruments as are required to effect such exclusion of such Additional Interests from the transfer of the Assets. Notwithstanding anything in this Section 4.9(a) to the contrary, no Upward Adjustment shall be made to the Purchase Price if the corresponding Working Interest for the affected Scheduled Interest increases by an amount greater than the Additional Interest.

(b) The aggregate amount of Upward Adjustments under the preceding subsection (a) shall be applied to increase the Purchase Price pursuant to Section 1.3(a)(7).

4.10 Preferential Rights. As promptly as practicable following execution of this Agreement, Seller shall send to the holder of each Preferential Right written notice offering to sell to such holder, in accordance with the contractual provisions applicable to such Preferential Right, such Subject Interest on the terms of this Agreement and for the total

Allocated Amount for such Subject Interest. Seller shall deliver to Buyer copies of all such notices and any responses thereto.

(a) If, before Closing, a holder of a Preferential Right notifies Seller that it intends to exercise its Preferential Right with respect to a Subject Interest to which the Preferential Right applies (as determined in accordance with the agreement in which the Preferential Right arises) or if the election period for a Preferential Right has not expired before Closing, then subject to Section 4.10(b), (i) the Subject Interest covered by the Preferential Right shall be deemed to constitute an “Excluded Asset” and shall be excluded from the Subject Interests to be conveyed to Buyer at Closing and (ii) the Purchase Price shall be reduced by the Allocated Amount of such Subject Interest.

(b) If, within 120 days following the Closing, the holder of the Preferential Right fails to exercise the Preferential Right within the election period thereunder, or fails to purchase the Subject Interest subject to the Preferential Right, Seller shall so notify Buyer. Within ten (10) Business Days after Buyer’s receipt of such notice, Seller shall sell to Buyer, and Buyer shall purchase from Seller, such Subject Interest under the terms of this Agreement for a price equal to the Allocated Amount thereof (and such Subject Interest shall not constitute an “Excluded Asset” by virtue of Section 4.10(a)).

4.11 Consents to Assignment. As between Buyer and Seller, Seller shall be responsible for exercising reasonable efforts to obtain those necessary Consents which must be obtained prior to Closing and for giving all necessary notices of, assignment of the Subject Interests from Seller to Buyer. Nonetheless, before and following Closing, Buyer and Seller shall use commercially reasonable efforts (which efforts shall not require either to incur any monetary or non-monetary obligations) to obtain these consents and approvals required for, and in giving all notices of, the transfer of any Subject Interest to Buyer.

(a) If, before Closing, a Consent has not been obtained, satisfied or waived (if the parties mutually agree to such waiver), then subject to Sections 4.11(b) and (c), (i) the Subject Interest covered by the Consent shall be deemed to constitute an “Excluded Asset” and shall be excluded from the Subject Interests to be conveyed to Buyer at Closing and (ii) the Purchase Price shall be reduced by the Allocated Amount of such Subject Interest.

(b) If, within one hundred twenty (120) days following the Closing, the Consent is obtained or otherwise satisfied, Seller shall so notify Buyer. Within ten (10) Business Days after Buyer’s receipt of such notice, Seller shall sell to Buyer, and Buyer shall purchase from Seller, such Subject Interest under the terms of this Agreement for a price equal to the Allocated Amount thereof (and such Subject Interest shall no longer constitute an “Excluded Asset” by virtue of Section 4.11(a)).

(c) For any Subject Interest as to which Buyer waives the obtaining of a Consent at or before Closing, (i) such Subject Interest shall not constitute an “Excluded Asset”; (ii) the Purchase Price shall not be reduced for any reason related to such Consent; and (iii) notwithstanding anything to the contrary, Buyer shall indemnify, protect, defend and hold Seller, each prior owner of the Subject Interest and their Related Persons harmless from and against any Claim arising out of or related to any failure to obtain such Consent.

4.12 Casualty Loss. If a Casualty Loss exists at Closing, (a) Buyer shall purchase the Subject Interest affected by the Casualty Loss notwithstanding the Casualty Loss and without any adjustment to the Purchase Price therefor and (b) Seller shall at the Closing pay to Buyer any sums paid to Seller by reason of the Casualty Loss and shall assign, transfer and set over unto Buyer all of the right, title and interest of Seller in and to any unpaid insurance proceeds, awards and other payments for such Casualty Loss.

4.13 Transfer of Operatorship. Seller makes no representations or warranties to Buyer as to the transferability (or assignability) of the operatorship of any Asset. Buyer acknowledges that the rights and obligations associated with such operatorship are governed by the applicable Laws, regulatory authorities and agreement(s) and that such operatorship following the Closing will be determined in accordance therewith.

Article 5. Environmental Matters.

5.1 Environmental Review. Subject to the following provisions and during the Review Period, Buyer may access and inspect the Real Property Interests (if operated by Seller) and to environmental data in Seller’s files pertaining to the Real Property Interests. Buyer may request Seller’s assistance in gaining access to Real Property Interests operated by Seller or other operators of Real Property Interests, but Buyer will be responsible for contacting the operators of such Real Property Interests to arrange for review and inspection of the Real Property Interests and of the data, information, documentation, books, and records pertaining thereto (collectively, “environmental data” for the purposes of this Section 5.1), at Buyer’s sole cost, risk and expense. Buyer specifically acknowledges that (a) any access to Seller-operated Real Property Interests or Seller’s data is given as an accommodation only, at Buyer’s sole cost, risk and expense; (b) Seller makes no representations whatsoever as to the accuracy, completeness, or reliability of any such environmental data or information derived from Buyer’s review and inspection, or otherwise disclosed to or obtained by Buyer; and (c) Buyer relies and depends on and uses any and all such environmental and information derived from Buyer’s review or inspection exclusively and entirely at its own risk and without any recourse to Seller whatsoever. Seller shall cooperate with Buyer to facilitate the performance by Buyer of any environmental testing that Buyer wishes to conduct at Buyer’s sole cost and risk prior to Closing, which testing shall be conducted in a reasonable manner so as not to interfere with Seller’s or operator’s operation of the Real Property Interests, and Seller and Buyer shall cooperate to ensure that such testing is performed on an expedited and confidential basis before Closing. Results of any such tests shall be treated as confidential, except to the extent disclosure is required under applicable law.

(a) To the fullest extent permitted by law, Buyer shall indemnify, defend and hold harmless Seller and it Related Persons from any and all Claims caused by, occurring from or in association with, arising out of or resulting from the activities of Buyer or any of its Related Persons in connection with said site visit and physical investigation of the Real Property Interests (including without limit Claims for injury to or death of any individual or for damage to or contamination of any property, natural resources or the environment), even if such indemnified act, omission, event or occurrence is caused in whole or in part by the negligence, fault or strict liability of any Seller, but not to the extent that any such indemnified event or occurrence is caused by or the result of the gross negligence or willful misconduct of Seller.

(b) In addition to the foregoing indemnification obligations, Buyer assumes full responsibility for all damage to the Assets and/or to operations conducted by Seller or other operators associated with the Real Property Interests that is caused by, results from or arises out of the activities of Buyer or its Related Persons in connection with said site visit and physical investigation of the Real Property Interests (including without limit environmental remediation and response costs and damage to natural resources located on, in, under or above any real property that is part of or associated with the Assets), even if such damage is caused by, results from or arises out of the negligence, fault or strict liability of Seller, but not to the extent such damage is caused by, results from, or arises out of the gross negligence or willful misconduct of Seller. Upon Seller’s request, Buyer shall immediately reimburse Seller for all such damages.

(c) Buyer shall provide Seller with written notice before its desired date for testing the Real Property Interests and written notice before its desired time for assessing the Real Property Interests and will specify in the notice the desired locations to be tested or assessed. Seller will have the right for itself or its designee(s) to be present during any testing or other assessments and retains the right to prohibit Buyer from conducting any such testing or assessment.

(d) If Buyer undertakes an environmental assessment, both the consultant (if any consultant is employed) and the scope of the proposed assessment, including testing protocols, must be approved by Seller before the work may begin. If Buyer takes samples from the Assets, Seller may require the Buyer to split any sample so that Seller may retain a sufficient split of such sample for its own testing or use. Buyer shall promptly furnish to Seller a copy of any assessment resulting from such inspection, including without limit any reports, results, data, analyses, results and conclusions thereof (collectively with any assessment, “Assessment Information”).

(e) Buyer shall provide Seller with a photocopy of any preliminary report and access to all drafts of all reports and other Assessment Information produced or obtained by Buyer as a result of any environmental assessment or testing before a final version of any report is issued. Before the final version of any report is issued, Seller shall also have a reasonable opportunity to provide Buyer with comments and additional information, which Buyer agrees to review and consider before the final version of any report is issued. Upon completion of any final report, Buyer shall provide Seller with copies of such report and any other written Assessment Information and shall also provide Seller access to all Assessment Information produced or obtained by Buyer as a result of any environmental assessment or testing.

(f) Buyer shall not disclose (or permit any Related Person to disclose) any Assessment Information, or any information reviewed during such assessment, to any third Person without the prior written consent of Seller unless such disclosure is required by a lawful subpoena or order of a governmental authority. In the event disclosure is sought pursuant to a subpoena or order of a governmental authority, then Buyer shall (a) notify Seller in writing or by telephone as soon as practically reasonable prior to such disclosure; (b) take all such reasonable action, legal or otherwise, to the extent necessary to prevent or remedy any disclosure through Buyer or its Related Persons; (c) undertake commercially reasonable efforts to restrict any further disclosure in the form of a protective order, confidentiality agreement or other similar device; and (d) use commercially reasonable effects to assist Seller in any efforts to have, and shall not oppose any efforts by Seller to have, any such subpoena quashed or any such order vacated or modified.

(g) If Buyer does not acquire the Assets for any reason, then upon request by Seller it shall deliver all Assessment Information to Seller and shall destroy all materials prepared or obtained by Buyer or any Related Person that constitute or contain any Assessment Information pertaining to the Assets.

5.2 Environmental Defects.

(a) By written notice delivered to Seller during the Review Period, Buyer shall notify Seller if Buyer believes that the environment associated with a Scheduled Interests (limited to those Scheduled Interests which have an Allocated Amount in excess of $0.00) contains an “Environmental Defect”, which is defined as a violation or alleged violation of Environmental Laws or if Buyer believes there is an actual or threatened exposure of any person or natural resource to Wastes to the extent, as to each individual Environmental Defect, that: (a) prosecution, if instituted, would be reasonably likely to result in a penalty, fine or damage payment of $100,000 or more, or (b) performance of corrective work in respect of such Environmental Defect required by Environmental Laws would be reasonably likely to result in expenditures of $100,000 or more, each net to Seller’s interest in the affected Scheduled Interests. Such notification (the “Environmental Defect Notice”) shall include: (i) a detailed description of such Environmental Defect, (ii) a copy of any environmental assessments, reports, data and information pertaining to such Defect, and (iii) Buyer’s calculation of the amount by which such Defects have diminished the value of the Scheduled Interests, which amount shall be determined by Buyer in good faith and in a commercially reasonable manner. The value of all Environmental Defects must exceed one percent (1%) of the Purchase Price (“Environmental Defect Minimum Threshold”) before there shall be any Purchase Price adjustment or further action required of Seller under this Section with respect to an Environmental Defect.

(b) As to any Environmental Defect for which there is no reduction of the Purchase Price by virtue of the preceding provision, (x) Seller shall have no further obligation with respect to such Defect, (y) Buyer shall be deemed to have waived such Defect and (z) the Subject Interest shall be conveyed to Buyer subject to such Defect.

(c) If and when Buyer believes that an Environmental Defect may exist, Buyer shall use reasonable efforts to notify Seller of such possible Environmental Defect and furnish available information concerning such possible Environmental Defect and, from time to time thereafter as Buyer obtains more information shall provide Seller, as soon as practicable, with such additional information.

5.3 Remedies for Environmental Defect. With respect to each Environmental Defect asserted by Buyer in the Environmental Defect Notice, if Seller requests, Seller and Buyer shall discuss and agree whether a particular matter constitutes an Environmental Defect. As to each claim of an Environmental Defect made by Buyer during the Review Period (and upon satisfaction of the Environmental Defect Minimum Threshold set forth in Section 5.2 above), Buyer and Seller shall endeavor to agree upon one of the following three options, with option 5.3(c) being the default selection (subject to Buyer’s right to elect to proceed under Section 5.3(b)) in the event the parties are unable to agree:

(a) Prior to or at Closing, Seller and Buyer may mutually agree in writing separate and apart from this Agreement that Seller shall correct or make arrangements for the correction of such Environmental Defect, and Closing shall proceed with Seller making such correction and subject to the provisions of Sections 9.3 and 9.4 (including but not limited to the provisions limiting this indemnification to any Claims for which Seller has received a proper Claim Notice in accordance with Section 9.4 within one year after the Effective Time), defending, indemnifying and holding Buyer and its Related Persons harmless against all Claims made by a Third Person attributable to such Environmental Defect and without reduction of the Purchase Price; or

(b) Buyer shall correct or make arrangements for the correction of such Environmental Defect after Closing, and the parties shall proceed to Closing with a reduction of the Purchase Price in an amount mutually agreed to by the parties and with Buyer defending, indemnifying and holding Seller and its Related Persons harmless against all Claims attributable to such Environmental Defect; or

(c) Buyer shall accept the Assets subject to any such Environmental Defect, the parties shall proceed to Closing without adjustment of the Purchase Price, and Seller shall, subject to the provisions of Sections 9.3 and 9.4 (including but not limited to the provisions limiting this indemnification to any Claims for which Seller has received a proper Claim Notice in accordance with Section 9.4 within one year after the Effective Time), defend, indemnify and hold Buyer and Related Persons harmless against all Claims asserted by a Third Person with respect to such Environmental Defects, up to, but in no event to exceed, the lesser of (i) two percent (2%) of the Adjusted Purchase Price or the (ii) the sum of the allocated amount of each of the Schedule Interests subject to or covered by an Environmental Defect subject to this Section 5.3(c) (such amount being cumulative for any and all claims of Environmental Defect made by Buyer). In the event of a claim asserted by a Third Person of an Environmental Defect and a demand for indemnification by Buyer hereunder, Seller reserves the right to jointly negotiate with Buyer and the agency or party, if any, making such claim the right of access to the affected site, the use of temporary storage and resources at such site, to the full extent held by Buyer, and the right to perform assessment, removal and remedial operations for such Environmental Defect, at its cost and risk, and any sums so expended by Seller shall be a credit against Seller’s indemnity obligation, if any, under this Section 5.3(c).

Each party shall cooperate with the other party’s reasonable corrective work, and any operations unreasonably interfering with the corrective work shall cease until correction is completed.

(d) In no event shall the value of or the indemnification given for an Environmental Defect for a Subject Interest be for more than the Allocated Amount of such Subject Interest.

5.4 Post-Closing Environmental Indemnification by Buyer. As of the Closing, but subject to the provisions of Sections 5.3(a) and (c), Buyer specifically assumes and shall be responsible for all environmentally-related duties and obligations of Seller and its Related Persons with respect to the Assets and shall protect, defend, indemnify and hold Seller and the Seller and its Related Persons harmless from and against any and all Claims under any Environmental Law (hereafter defined) with respect to the Assets including without limitation, any environmentally-related duties, conditions and obligations existing prior to or as of the Effective Time or relating to periods arising before the Effective Time. The term “Environmental Law(s)” as used here and elsewhere in this Agreement includes the Resource Conservation and Recovery Act, 42 U.S.C.A. §6901, et seq.; the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C.A. §9601, et seq.; the Clean Water Act, 33 U.S.C.A. §1251 et seq.; the Clean Air Act, 42 U.S.C.A. §7401, et seq.; the Safe Drinking Water Act, 42 U.S.C.A. §3001, et seq.; the Toxic Substances Control Act, 15 U.S.C.A. §2601 et seq.; the Oil Pollution Act of 1990, 33 U.S.C.A. §2701 et seq.; and all rules, regulations and orders adopted under the foregoing statutes, applicable state statutes addressing similar matters, or state or federal statutes enacted after the date of this Agreement applicable to any waste material, produced water, tank bottoms, sludge, or constituents thereof, radioactive materials (excluding NORM, as defined in Section 6.5), or hazardous substances (individually or collectively, “Wastes”) on or included with the Assets or the presence, disposal, release or threatened release of all Wastes on, included with, or emanating from or through the Assets into the atmosphere or in or upon land or any water course or body of water, whether above or below the ground, and all other federal, state and local environmental and oil and gas laws and regulations, as well as all acts, laws, and regulations amendatory or supplemental thereto.

5.5 Condition of the Assets and Specific Buyer Indemnification with Respect to NORM and Other Hazardous Substances. Except and to the extent as otherwise provided in this Agreement, Buyer specifically assumes the risk of the condition of the Assets and shall inspect the Assets prior to Closing, or hereby expressly waives such inspection right, if not timely exercised. Any such inspection, if made, shall cover, but not be limited to, the physical and environmental condition, both surface and subsurface, of the Assets. It is expressly recognized by Buyer that the lands and/or water bottoms, along with surface facilities and production equipment located thereon, having been used in connection with oil, gas, and water production, treatment, storage, and disposal activities, may contain naturally occurring radioactive materials (“NORM”), asbestos and other hazardous substances as a result of these operations. The generation, formation, or presence of NORM, asbestos or other hazardous substances in or on the Assets shall be the sole responsibility of Buyer, and Buyer and all future assignees and successors of Buyer shall defend, indemnify and hold Seller and its Related Persons harmless from any and all Claims resulting from any and all claims, demands, losses, liabilities, liens, judgments, settlements, suits, causes of action, fines, penalties, fees, costs, and expenses (including, without limitation, attorneys fees, court costs, and expenses associated with investigation of claims, testing and assessment), whether based on any theory of negligence, tort, breach of contract, breach of warranty, strict liability, regulatory liability or statutory liability, regardless of the sole, joint or concurrent negligence, breach of contract, breach of warranty, strict liability, regulatory liability, statutory liability, or other fault or responsibility of Seller or any other person or party in any way arising from, resulting from or related to the presence of NORM, asbestos or other hazardous substances, whether such NORM, asbestos or other hazardous substance was in place before or after the Effective Time. Any conveyance, transfer or assignment of all or part of the Assets by Buyer, its successors or assigns, in which the grantee, transferee or assignee fails to expressly assume this obligation shall be deemed null and void. Accordingly, lands and/or water bottoms, the Wells, and the Equipment transferred herein are transferred with the restriction that they will be used only in connection with oil and gas producing activities associated with the Real Property Interests, and will not be subsequently transferred by Buyer or Buyer’s assignee for unrestricted use unless the concentrations of NORM, asbestos or other hazardous substances associated therewith are independently determined by a competent laboratory and are found below the levels specified as allowable for unrestricted transfer as set forth in any and all applicable laws, orders, rules or regulations of any governmental agency or court having jurisdiction. Additionally, Buyer agrees to comply with all provisions of such laws, orders, rules or regulations applicable to Real Property Interests, such lands and/or water bottoms, the Wells, and the Equipment. Buyer further agrees to cause the provisions of this clause to be included in all subsequent sales or transfers of any interest in the Assets, and to cause all purchasers or transferees of the Assets to expressly acknowledge and assume all such obligations.

5.6 Waiver. In the event any Asset, or any portion thereof, is not attributable to any Subject Interest listed on Exhibit “G-4” hereto with an Allocated Amount greater than $0.00, then such interest shall not be subject to the provisions of Section 5.3. Unless raised by proper notice within the applicable time period set forth in Section 5.2, Buyer waives for all purposes all objections associated with the environmental, physical, and other condition of the Assets (including Environmental Defects), and Buyer (on behalf of itself and the Buyer and its Related Persons and their successors and assigns) irrevocably waives any and all Claims, (except subject to the limitations set forth in Section 9.3 and 9.4, Claims covered under Seller’s indemnities pursuant to Section 5.3 (a) and (c)), that they may now or hereafter have asserted against Seller associated with the same.

Article 6. Pre-and Post-Closing Obligations of Seller and Buyer.

6.1 Pre-and Post Closing Obligations of Seller.

(a) Operations. During the Interim Period, Seller shall (except as otherwise provided in this Agreement):

1)	maintain and keep (or in the case of any Subject Interests that are operated by a Third Person, use commercially reasonable efforts (which efforts shall not require Seller to incur any monetary or non-monetary obligations) to cause the operator of such Subject Interests to maintain and keep) the Subject Interests in a condition and working order consistent with its past practices and fully and timely perform all obligations imposed upon Seller (or in the case of any Subject Interests that are operated by a Third Person, use commercially reasonable efforts (which efforts shall not require Seller to incur any monetary or non-monetary obligations) to cause the operator of such Subject Interests to perform all obligations imposed on such operator) in respect of any Subject Interests, including without limitation payment of royalties, shut-in royalties and any and all other required payments accruing through the Closing (Seller shall nonetheless have the right but no obligation hereunder to pay any delay or Pugh clause rentals or to commence any operations to extend any mineral lease or other agreement);

2)	pay timely (or in the case of any Scheduled Interests that are operated by a Third Person, use all commercially reasonable efforts (which efforts shall not require Seller to incur any monetary or non-monetary obligations) to cause the operator of such Scheduled Interests to pay timely) all costs and expenses incurred in connection with the Scheduled Interests, except to the extent such costs and expenses are contested in good faith;

3)	keep in full force and effect insurance (including producing well and producing facilities coverages) comparable in amount and scope of coverage to that maintained by Seller for the Scheduled Interests at the time of execution of this Agreement; and

4)	promptly notify Buyer of each Casualty Loss about which Seller obtains Knowledge during the Interim Period.

(b) During the Interim Period, Seller as operator on Buyer’s behalf shall have no liability to Buyer for losses, Claims or damages sustained or liabilities incurred as a result of such interim operations conducted by Seller as operator, regardless of the sole, joint or concurrent negligence, strict liability, regulatory liability, statutory liability, breach of contract, breach of warranty, or other fault or responsibility of Seller or any other person or party except only to the extent that any such Claim, loss, damage or liability is caused by, results from, or arises out of gross negligence or willful misconduct of Seller. Seller shall not be obligated for any expenditures after the Effective Time, and shall be entitled to recover any charges and expenses incurred in the course of such interim operations as part of the Final Accounting Settlement, including but not limited to those items set forth in Exhibit “J” hereto.

(c) Refrain from Certain Actions. During the Interim Period and except as provided on Exhibits “G-1”, “G-2” and “J”, Seller shall refrain from taking (or in the case of Subject Interests operated by a Third Person, use commercially reasonable efforts (which efforts shall not require Seller to incur any monetary or non-monetary obligations) to prevent such operator from taking) any of the following actions without the prior written consent of Buyer (which shall not be unreasonably withheld):

1)	except as required under a Real Property Interest or Contract, sell or assign any interest in any Real Property Interest;

2)	voluntarily waive or release any material rights with respect to any Scheduled Interest, or voluntarily relinquish Seller’s position as operator with respect to any Scheduled Interest or voluntarily permit any Leases or other material rights with respect to any Scheduled Interest to expire (Seller shall have the obligation hereunder to pay any delay or Pugh Clause rentals and shall immediately notify Buyer of the need to commence any operations to extend any mineral lease, mineral servitude or other agreement beyond its initial or primary term);

3)	enter into any contract requiring an expenditure net to Seller’s interests in excess of Fifty Thousand Dollars ($50,000) attributable to any Subject Interest except as in the ordinary course of the operation of the Subject Interests or as a result of an emergency;

4)	enter in any contract for the sale or other disposition, or any call or option for such purchase, of Hydrocarbons produced or to be produced from the Scheduled Interests that is not terminable without penalty on seventy (70) Days’ notice or less;

5)	supplement, modify or amend in any material respect any agreement or Lease to the extent it relates to the Subject Interests;

6)	commence any drilling, reworking, completion or similar operations on the Subject Interests (except emergency operations, operations required under presently existing contractual obligations or operations that Seller determines necessary or prudent to prevent the expiration, in whole or part, of any mineral lease or other agreement) estimated to cost more than Fifty Thousand Dollars ($50,000) net to Seller’s interest;

7)	voluntarily compromise, settle or adjust any amounts payable by reason of any Casualty Loss; or

8)	commit to do any of the foregoing.

(d) Notice of Defaults. Seller shall promptly notify Buyer of any written notice received by Seller during the Interim Period of (1) default under any Lease with respect to the Subject Interests or (2) any demand, action, suit, arbitration, proceeding or Governmental Authority investigation of the type described in Section 2.3 or 2.6.

(e) Representations and Warranties. During the Interim Period, Seller shall use commercially reasonable efforts to cause all representations and warranties of Seller contained in this Agreement to remain true and correct in all material respects and shall promptly notify Buyer of any fact or circumstance about which Seller has or obtains Knowledge that would make any representation or warranty of Seller untrue, incorrect or misleading; provided, however, such notice to Buyer pursuant to this Section 6.1(e) shall not excuse Seller from liability for the inaccuracy or breach of any representation or warranty made herein.

(f) Closing Conditions. During the Interim Period, Seller shall use commercially reasonable efforts to satisfy the conditions to Closing set forth in Section 6.1, to the extent same are within Seller’s control.

6.2 Pre-Closing Obligations of Buyer.

(a) Corporate Status. Buyer shall use commercially reasonable efforts to maintain its corporate status and to assure that as of the Closing it will not be under any material corporate, legal or contractual restriction that would prohibit or delay the timely consummation of the transactions contemplated by this Agreement.

(b) Notice of Defaults. Buyer shall promptly notify Seller of any written notice received by Buyer during the Interim Period of any demand, action, suit, arbitration, proceeding or Governmental Authority investigation of the type described in Section 3.4 or 3.7.

(c) Buyer’s Confidentiality Obligation. Concerning information (whether written, oral or otherwise) provided previously, now or hereafter by or on behalf of Seller to or for Buyer in connection with this Agreement or the transactions contemplated hereby, Buyer shall (1) use such information only for Buyer’s investigation of the Subject Interests in accordance herewith, (2) hold such information in confidence, using that maximum degree of care that Buyer or any of its Related Persons uses in protecting its own proprietary materials of a like kind, (3) not use (and not cause or permit any Third Person to use) such information for any other purpose and (4) not provide such information to any Related Person who is not an officer, director or employee of Buyer or to any other Third Person (other than potential or actual partners, investors, lenders or consultants of Buyer who before disclosure agree in writing to be bound by these confidentiality provisions). The obligations under this Section 6.2(c) as to any information shall not terminate until the earliest to occur of (i) the Closing; (ii) the time at which such information becomes available to and generally known by the public other than as a result of any disclosure made or facilitated by Buyer or its Related Persons; (iii) the time at which such information becomes available to Buyer from a source other than Seller or its Related Persons or any Person bound by an obligation of confidentiality to Seller or its Related Persons; and (iv) the time at which disclosure is compelled by a final order issued by a court of competent jurisdiction.

(d) Representations and Warranties. During the Interim Period, Buyer shall use commercially reasonable efforts to cause all representations and warranties of Buyer contained in this Agreement to remain true and correct in all material respects. Buyer shall promptly notify Seller of any fact or circumstance about which Buyer has or obtains Knowledge that would make any representation or warranty of Buyer untrue, incorrect or misleading.

(e) Closing Conditions. Buyer shall use commercially reasonable efforts to satisfy the conditions to Closing set forth in Section 6.2, to the extent same are within Buyer’s control.

6.3 Exhibit Revisions. Buyer and Seller acknowledge that Exhibit “C” will be supplemented to add additional permits to be conveyed. This revision shall be done prior to Closing. Any other revision to an Exhibit may be done only with the written consent of both Seller and Buyer.

Article 7. The Closing.

7.1 Conditions to Seller’s Obligations to Close. Seller’s obligation to Close is subject to the waiver by Seller or satisfaction of the following conditions at or before the Closing:

(a) Representations and Warranties. The representations and warranties of Buyer contained herein shall be true and correct in all material respects at the Closing as though made at and as of the Closing.

(b) Performance. Buyer shall have performed and satisfied in all material respects the obligations, covenants and agreements required hereunder to be performed and satisfied by Buyer at or before the Closing.

(c) Pending Matters. No suit, action or other proceeding by a Governmental Authority or other Third Person shall be pending or threatened that seeks substantial damages from Seller in connection with, or seeks to restrain, enjoin or otherwise prohibit the consummation of, this Agreement or any transactions contemplated hereunder.

(d) Release of Scheduled Liens. Recordable releases for those items listed on Exhibit “I” hereto have been delivered at or before Closing.

(e) Buyer shall obtain from any Governmental Authority or Third Person the release of and shall return to Seller the bonds, letters of credit, certificates of deposit and similar security instruments identified on or referred to on Exhibit “P” hereto (collectively the “Bonds”) and shall provide to each such Governmental Authority and other Third Person such bonds, letters of credit, certificates of deposit and similar security interests as are required or necessary to secure the release of and return to Seller the Bonds and to fulfill any commitments or obligations in connection with the Bonds. Buyer shall also provide to the appropriate third Person and Governmental Authority any other bonds or certificates or other security which shall be required for their ownership and operation of the Assets.

7.2 Conditions to Buyer’s Obligations to Close. Buyer’s obligation to Close is subject to the waiver by Buyer or satisfaction of the following conditions at or before the Closing:

(a) Representations and Warranties. The representations and warranties of Seller contained herein shall be true and correct in all material respects at the Closing as though made at and as of the Closing.

(b) Performance. Seller shall have performed and satisfied in all material respects the obligations, covenants and agreements required hereunder to be performed and satisfied by Seller at or before the Closing.

(c) Pending Matters. No suit, action or other proceeding by a Governmental Authority or other Third Person shall be pending or threatened that seeks substantial damages from Buyer in connection with, or seeks to restrain, enjoin or otherwise prohibit the consummation of, the transactions contemplated by this Agreement.

(d) Release of Scheduled Liens. Recordable releases for those items listed on Exhibit “I” hereto have been delivered at or before Closing.

7.3 Closing. The Closing shall be held at 10:00 a.m. on June 12, 2007 in Seller’s offices in New Orleans, Louisiana, or at such other date or time, or in such other location, as Seller and Buyer may mutually agree in writing. Each party’s obligations at Closing are each a condition precedent to the other’s obligations at Closing and each shall be deemed to have occurred simultaneously.

7.4 Obligations of Seller at Closing. At or before Closing, Seller shall deliver to Buyer:

(a) Four (4) multiple originals, duly executed and acknowledged by or on behalf of Seller, of one or more Assignments that collectively convey all the Subject Interests to be conveyed hereunder;

(b) An executed statement certifying that Seller is not a foreign person within the meaning of Internal Revenue Code of 1986, as amended substantially in the form attached as Exhibit “K” hereto;

(c) One or more division orders, transfer orders, letters in lieu thereof or joint directions to purchasers or pipeline transporters, as appropriate, necessary to inform same of the consummation of the transactions contemplated hereby;

(d) The Preliminary Accounting Statement, duly executed by Seller;

(e) To the extent necessary, one or more change-of-operator forms (Louisiana Office of Conservation Form MD-10-R-AO), or other instruments (duly executed and acknowledged by Seller and/or Buyer (or its designee)) required or necessary with regard to the change of operatorship of any well, unit or lease (or portion thereof); and

(f) A certificate duly executed by the secretary or any assistant secretary of Seller, on behalf of Seller, dated as of the Closing, (1) attaching, and certifying on behalf of Seller as complete and correct, a copy of the resolutions authorizing the execution, delivery and performance by Seller of this Agreement and of the transactions contemplated hereby and (2) certifying on behalf of Seller the incumbency of each Person executing this Agreement, or any document delivered in connection with the Closing, on behalf of Seller.

7.5 Obligations of Buyer at Closing. At or before Closing, Buyer shall deliver to Seller:

(a) A wire transfer effected and completed in accordance with Section 1.2 for the Purchase Price (adjusted pursuant to the Preliminary Accounting Statement under Section 1.5), less the Deposit;

(b) Four (4) multiple originals, duly executed and acknowledged by Buyer, of each Assignment referenced in Section 7.4(a);

(c) One or more letters in lieu of transfer orders or joint directions to purchasers or pipeline transporters, as appropriate, necessary to inform same of the consummation of the transactions contemplated hereby;

(d) The Preliminary Accounting Statement, duly executed by Buyer;

(e) To the extent necessary, one or more change-of-operator forms (Louisiana Office of Conservation Form MD-10-R-AO), or other instruments (duly executed and acknowledged by Seller and/or Buyer (or its designee)) required or necessary regarding the change of operatorship of any well, unit or lease (or portion thereof);

(f) A certificate duly executed by the secretary or any assistant secretary of Buyer, on behalf of Buyer, dated as of the Closing, (1) attaching, and certifying on behalf of Buyer as complete and correct, a copy of the resolutions authorizing the execution, delivery and performance by Buyer of this Agreement and of the transactions contemplated hereby and (2) certifying on behalf of Buyer the incumbency of each Person executing this Agreement, or any document delivered in connection with the Closing, on behalf of Buyer; and

(g) Evidence (satisfactory to Seller’s counsel) of compliance with or exemption from all requirements, if any, of all Governmental Authorities for the posting of plugging or other applicable bonds or other security (whether under a Lease, Contract, federal or state law or regulation or otherwise) relating to the ownership, operation or use of any or all of the Subject Interests, Leases, Units and Wells.

Article 8. Termination.

8.1 Right of Termination. This Agreement may be terminated at any time at or before Closing by notice given at or before the Closing:

(a) By mutual written consent of Seller and Buyer;

(b) By Seller if any of the conditions in Section 7.1 has been neither waived by Seller nor satisfied by the time of the Closing;

(c) By Buyer if any of the conditions in Section 7.2 has been neither waived by Buyer nor satisfied by the time of the Closing;

(d) By Seller if there has been a material breach by Buyer of any of its material representations, warranties or obligations contained in this Agreement that is not cured before Closing;

(e) By Buyer if there has been a material breach by Seller of any of its material representations, warranties or obligations contained in this Agreement that is not be cured before Closing;

(f) By Seller if the aggregate reduction in the Purchase Price under Sections 4.7 and 5.3(b) (before and exclusive of any other adjustments to the Purchase Price) exceeds ten percent (10%) of the Purchase Price; or

(g) by Seller or Buyer if Preferential Rights are exercised with respect to Real Property Interests with aggregate Allocated Values equal to or in excess of thirty percent (30%) of the Purchase Price.

8.2 Effect of Termination. If this Agreement is terminated pursuant to Section 8.1, this Agreement shall become void and of no further force or effect except as follows:

(a) The provisions of this Article 8 and 9 and Sections 2.5, 3.6, 5.1 and 6.2(c) shall survive such termination and continue in full force and effect.

(b) A termination of this Agreement shall not affect or terminate the Confidentiality Agreement, which shall remain in full force and effect in accordance with its terms.

(c) If this Agreement is terminated for any reason whatsoever, Buyer shall promptly deliver to Seller all information furnished by or on behalf of Seller to Buyer or any of its Related Persons in connection with this Agreement or Buyer’s investigation of the Subject Interests, together with all copies, extracts, excerpts or compilations of such information.

(d) If Seller terminates this Agreement in accordance with Section 8.1(d) or for failure of the conditions stated in Section 7.1 (a) or 7.1 (b), then (1) Seller shall accept the Deposit (with all interest accrued thereon) as liquidated damages and as its sole and exclusive legal and equitable remedy for Buyer’s failure to perform and (2) neither party shall have any further liability or obligation to the other (except as provided in Section 8.2(a)-(c)). The parties acknowledge and stipulate that, by executing this Agreement, Seller loses substantial investment opportunity to market the Subject Interests to Third Persons during the Interim Period; that damages for Buyer’s breach of this Agreement or failure to satisfy the conditions in Section 7.1 (a) or 7.1(b) (as well as the value of Seller’s investment opportunities without this Agreement) are difficult or incapable of accurate estimation and that the Deposit (with all interest accrued thereon) is a reasonable forecast of just compensation for any harm that might be caused by Buyer’s breach or failure to satisfy these conditions.

(e) If the parties jointly terminate this Agreement under Section 8.1 (a), if Buyer terminates this Agreement in accordance with Section 8.1(c) or 8.1 (e) or if Seller terminates this Agreement for any reason other than as set forth in Section 8.1 (a), 8.1 (b) or 8.1 (d), then (1) the Deposit shall be refunded to Buyer and (2) neither party shall have any further liability or obligation to the other (except as provided in Section 8.2 (a)-(c)).

Article 9. Post-Closing Obligations.

9.1 Buyer’s Release, Indemnity and Assumption of Obligations. Notwithstanding anything to the contrary in Section 9.2 or elsewhere, Buyer and its successors and assigns hereby release Seller, each prior owner of any Subject Interest and their Related Persons from all Assumed Obligations and, upon and after Closing, shall assume each and every Assumed Obligation, timely pay all costs and expenses associated with each and every Assumed Obligation and duly and timely perform and discharge (in accordance with this Agreement, all Contracts and all applicable Laws and permits and to the reasonable satisfaction of Seller, all applicable Governmental Authorities and all applicable landowners) each and every Assumed Obligation. Further, notwithstanding anything to the contrary in Section 9.2 or elsewhere, Buyer and its successors and assigns shall, upon and after Closing, fully protect, indemnify, defend and hold harmless Seller, each prior owner of any Subject Interest and their Related Persons from and against any and all Claims arising out of or in connection with the following:

(a) any and all Assumed Obligations; and

(b) any and all Claims related to or arising out of (1) any inaccuracy in any representation, or the breach of any warranty, of Buyer set forth in this Agreement or (2) any failure of Buyer to perform or observe any obligation to be performed or observed by Buyer under this Agreement.

Neither Seller nor its Related Persons shall incur any liability for Buyer’s failure to properly perform or discharge any Assumed Obligation. Neither Buyer nor its Related Persons shall be entitled to claim a breach of Seller’s obligations under this Agreement or to seek indemnity or defense on the grounds that any prior operations including, but not limited to any plugging and abandonment operations are not properly complete or that additional costs will be required to properly complete such operations. THE PROVISIONS OF THIS SECTION 9.1 APPLY TO ANY AND ALL ASSUMED OBLIGATIONS (WHETHER CURRENTLY ASSERTED OR UNASSERTED, ACCRUED OR UNACCRUED, KNOWN OR UNKNOWN OR FORESEEN OR UNFORESEEN AND WHETHER DIRECT, INDIRECT, CONTINGENT OR OTHERWISE) WHETHER OR NOT ARISING AT ANY TIME BEFORE, AT OR AFTER THE EFFECTIVE TIME AND WHETHER OR NOT CAUSED OR CONTRIBUTED IN WHOLE OR IN PART BY THE NEGLIGENCE, FAULT OR STRICT LIABILITY (WHETHER SUCH NEGLIGENCE, FAULT OR STRICT LIABILITY IS ACTIVE, PASSIVE, SOLE, SIMPLE, CONCURRENT, CONTINGENT OR OTHERWISE) OF, OR BY BREACH OF CONTRACT OR VIOLATION OF LAW BY, SELLER OR ANY OTHER PERSON AND WHETHER OR NOT BASED ON, RELATED TO OR ARISING OUT OF (IN WHOLE OR IN PART IN ANY WAY) ANY THEORY OF LIABILITY OR FAULT WHETHER IN TORT, CONTRACT, QUASI-CONTRACT, STRICT LIABILITY, UNSEAWORTHINESS OF ANY VESSEL, MISREPRESENTATION, EQUITY, INDEMNITY, CONTRIBUTION, VIOLATION OR OPERATION OF ANY LAW OR ANY OTHER CAUSE WHATSOEVER.

9.2 Seller’s Retention of Liability and Indemnity. Subject to the other provisions of this Agreement (including but not limited to Sections 9.3 and 9.4), Seller shall retain the responsibility and liabilities associated with, and upon and after the Closing shall fully protect, indemnify, defend and hold harmless Buyer and its Related Persons from and against all Claims arising out of or related to, the following (collectively, the “Retained Liabilities”):

(a) the Excluded Assets;

(b) the claims and litigation described on Exhibit “H”;

(c) any and all Non-Environmental Claims that (i) are asserted by a Third Person who is not a Related Person of Buyer, (ii) Seller receives written notice of within one year after the Effective Time, (iii) relate to or arise out of any Subject Interest and (iv) pertain to acts, omissions or events that occurred solely before the Effective Time;

(d) any Environmental Defects specifically assumed by Seller pursuant to the provisions of Section 5.3(a) or (c);

(e) any Suspense Accounts attributable to minerals or other proceeds pertaining to production obtained prior to Effective Time or (ii) any other royalty proceeds, rentals or other payments ever previously owing to another Person with respect to any of the Assets with respect to production prior to the Effective Time (“Pre-Effective Time Suspense Account”);

(f) Any inaccuracy in any representation, or the breach of any warranty, of Seller set forth in this Agreement, which inaccuracy or breach is set forth in a written notice received by Seller within one year after the Effective Date;

(g) all Claims arising out of any Option or Settlement Imbalance (except as to any portion of a Settlement Imbalance for which Seller pays (or credits) to Buyer an amount under Section 1.4(b); and

(h) any failure of Seller to perform or observe any obligation to be performed or observed by Seller under this Agreement (unless waived or deemed waived by Buyer), which failure is set forth in a written notice received by Seller within one year after the Effective Date (or, if such performance or observation is to be performed or observed after the Closing, then within one year after the time such performance or observation was due).

9.3 Limitations on Seller’s Indemnity Obligations; Buyer’s Release. Notwithstanding anything to the contrary in Section 9.2 or elsewhere, (i) Seller shall have no obligation under this Agreement or otherwise to protect, indemnify, defend or hold harmless Buyer or any of its Related Persons from or against any one or more of the following Claims and (ii) Buyer releases Seller, each prior owner of any Subject Interest and their Related Persons from and waives each of the following Claims:

(a) any and all Claims based on, related to or arising out of (in whole or in part in any way) (1) Environmental Claims or Environmental Laws (less and except any such matters specifically assumed by Seller pursuant to the provisions of Sections 5.3(a) or (c)), (2) any plugging and abandonment operations of any or all portions of the Subject Interests, Leases, Units, Equipment and Wells, (3) any underproduced or overproduced gas position with respect to any or all portions of the Subject Interests, Leases, Real Property Interests, Units and Wells as with respect to which Seller pays (pr credits) to Buyer under Section 1.4(b) or Buyer pays to Seller under Section 1.4 (c), (4) any Suspense Account (except as provided in Section 9.2(e)), (5) any obligation, duty or liability expressly assumed by Buyer under this Agreement (whether under Section 9.1 or otherwise) or (6) any matter within the scope of any waiver or release by Buyer or disclaimer by Seller in this Agreement;

(b) any and all Claims for breach of Sections 2.7 and/or 2.8; and

(c) any and all Claims (with the exception of Claims relating to the Retained Liability) for which Seller has not received a proper Claim Notice in accordance with Section 9.4 within one year after the Effective Time.

THIS SECTION 9.3 SHALL BE GIVEN FULL AND EXPRESS EFFECT EVEN IF, AS A RESULT THEREOF, SELLER, EACH PRIOR OWNER OF ANY SUBJECT INTEREST OR ANY OF THEIR RELATED PERSONS WOULD BE INDEMNIFIED AGAINST ITS OWN NEGLIGENCE, FAULT OR STRICT LIABILITY (WHETHER SUCH NEGLIGENCE, FAULT OR STRICT LIABILITY IS ACTIVE, PASSIVE, SOLE, SIMPLE, CONCURRENT, CONTINGENT OR OTHERWISE) OR FROM ITS BREACH OF CONTRACT OR VIOLATION OF LAW AND WHETHER OR NOT BASED ON, RELATED TO OR ARISING OUT OF (IN WHOLE OR IN PART IN ANY WAY) ANY THEORY OF LIABILITY OR FAULT WHETHER IN TORT, CONTRACT, QUASI-CONTRACT, STRICT LIABILITY, UNSEAWORTHINESS OF ANY VESSEL, MISREPRESENTATION, EQUITY, INDEMNITY, CONTRIBUTION, VIOLATION OR OPERATION OF ANY LAW OR ANY OTHER CAUSE WHATSOEVER.

Notwithstanding anything to the contrary contained elsewhere in this Agreement, Seller’s cumulative indemnity obligations to Buyer and the its Related Persons under this Agreement shall not exceed the Adjusted Purchase Price. Furthermore, in no event shall Seller’s cumulative indemnity obligations to Buyer and its Related Persons with regard to an Asset exceed that Asset’s Allocated Amount.

9.4 Procedure for Claims. The following provisions shall apply for a party (a “Claimant”) to assert a Claim under or arising out of this Agreement or any Assignment (whether for protection, indemnity, defense, warranty, breach of this Agreement or otherwise) against the other party (the “Respondent”). The following provisions shall also apply for a Related Person of a party (also, a “Claimant”) to assert a Claim under or arising out of this Agreement or any Assignment for protection, indemnity or defense.

(a) To assert a Claim, the Claimant shall give to the Respondent a written notice (a “Claim Notice”) that includes (1) the specific details of the Claim and (2) specific basis under this Agreement for the Claim. In the event that the Claim is by a Third Person against the Claimant (a “Third Person Claim”), the Claimant shall submit its Claim Notice promptly after the Claimant has actual knowledge of the Third Person Claim and shall enclose a copy of all papers (if any) served or otherwise received with respect to the Third Person Claim. Nonetheless, the failure of Seller or a Related Person of Seller to give notice of a Third Person Claim as required by this Section 9.4(a) shall not relieve Buyer of its defense and indemnity obligations under this Article 9 except to the extent such failure materially prejudices Buyer’s ability to defend effectively against the Third Person Claim.

(b) In the case of a Claim based upon a Third Person Claim, the Respondent shall notify the Claimant within ten (10) Business Days from Respondent’s receipt of the Claim Notice whether the Respondent admits or denies its obligation to indemnify and defend the Claimant against the Third Person Claim. If the Respondent does not notify the Claimant within such ten (10) Business Day period whether the Respondent admits or denies its obligation, the Claims for which the Claimant is seeking indemnity and defense shall be conclusively deemed an obligation of the Respondent hereunder. The Claimant is authorized, prior to and during such ten (10) Business Day period, to file any paper (and take any action) that it shall deem necessary or appropriate to protect its interests.

(c) If the Respondent admits, or is deemed to have admitted, its obligation to indemnify and defend the Claimant against the Third Person Claim, it shall defend diligently, at its sole cost and expense, the Third Person Claim and shall have full control of such defense and proceedings, including without limitation any compromise or settlement thereof, subject to the limitations herein. If requested by the Respondent, the Claimant shall cooperate with any actions reasonably necessary to contest any Third Person Claim that the Respondent elects to contest (provided, however, that no Claimant shall be required to bring any counterclaim or cross-complaint against any Person). A Claimant may at its sole cost and expense participate in, but not control, any defense or settlement of any Third Person Claim controlled by the Respondent. Without the written consent of the Claimant, which consent shall not be unreasonably withheld, the Respondent shall not settle any Third Person Claim against a Claimant or consent to the entry of any judgment with respect thereto that (1) does not result in a final resolution of the Claimant’s liability with respect to the Third Person Claim (including, in the case of a settlement, an unconditional written release of the Claimant), (2) imposes on the Claimant any material non-financial obligation, or any financial obligation outside the scope of the Respondent’s indemnity obligations under this Agreement or (3) imposes on the Claimant a financial obligation that the Respondent is unable or unwilling to immediately satisfy.

(d) If the Respondent does not admit its obligation or admits its obligation but fails to diligently defend or settle the Third Person Claim, then the Claimant shall have the right to defend against the Third Person Claim at the sole cost and expense of the Respondent, with counsel of the Claimant’s choosing, reserving to the Claimant all rights granted hereunder or otherwise against the Respondent, but subject to the right of the Respondent to admit its obligation and assume the defense of the Third Person Claim at any time prior to settlement or final determination thereof. If the Respondent has not yet admitted its obligation for indemnity and defense with respect to a Third Person Claim, the Claimant shall send written notice to the Respondent of any proposed settlement and the Respondent shall have the option for five (5) Business Days following receipt of such notice to (1) admit in writing its obligation for indemnity and defense with respect to such Third Person Claim and (2) if its obligation is so admitted, assume the defense of the Third Person Claim, including without limitation the power to reject the proposed settlement. If the Claimant settles any Third Person Claim over the objection of the Respondent after the Respondent has timely admitted its obligation in writing and assumed the defense of the Third Person Claim, the Claimant shall be deemed to have waived any right to indemnity therefor.

(e) NOTWITHSTANDING ANY OTHER PROVISION, A CLAIM (LESS AND EXCEPT CLAIM ARISING OUT OF RETAINED LIABILITIES) AGAINST SELLER (WHETHER FOR INDEMNITY, DEFENSE, BREACH OF THIS AGREEMENT OR OTHERWISE) SHALL NOT BE VALID OR ENFORCEABLE IF SELLER DOES NOT RECEIVE A PROPER CLAIM NOTICE FOR SUCH CLAIM WITHIN ONE YEAR OF THE EFFECTIVE TIME.

9.5 Waiver and Limitation of Indemnities and Certain Damages.

(a) In no event shall Respondent have any obligations to indemnify or defend a Claimant if the Claim for which indemnity or defense is sought was caused by the gross negligence or willful misconduct of the Claimant. Nor shall any indemnity provisions in this Agreement apply to matters affecting properties (real, personal or mixed) and appurtenant rights (contractual or otherwise) other than those that are covered by this Agreement.

(b) Each party (for itself and its Related Persons), along with any Person asserting a Claim under this Agreement, waives and agrees not to seek indirect, consequential, punitive, incidental, special, multiple, statutory or exemplary damages of any kind with respect to any Claim based on, related to or arising out of (in whole or in part in any way) this Agreement, any transaction contemplated hereby or any breach hereof or thereof (whether arising before, at or after any Closing). However, this provision does not diminish or otherwise affect the Parties’ rights and obligations to be indemnified against, and provide indemnity for, indirect, consequential, incidental, special, punitive or exemplary damages awarded to any third party for which indemnification is provided in this Agreement or Seller’s right to receive liquidated damages, including the Deposit, pursuant to the provisions of Section 8.2(d).

9.6 Records. At Closing Seller shall furnish to Buyer all Records. Nonetheless, Seller shall have the right, at its expense before delivery of such Records to Buyer, to make and retain copies of such Records. Buyer shall maintain the Records received from Seller for a period of at least seven (7) years after the Closing and at reasonable times shall afford Seller full access to the Records as reasonably requested by Seller for review and for making and retaining copies thereof at Seller’s expense. If any portion of the Records is desired to be destroyed, Buyer shall use reasonable efforts to provide Seller with written notice and the reasonable opportunity to take possession of any or all of the same before such destruction.

9.7 Confidentiality. The Confidentiality Agreement shall terminate effective as of the Closing only as to the Assets conveyed to Buyer.

9.8 Transfer of Operatorship. Except as prohibited by Law or applicable agreements, Buyer shall, upon and after Closing, assume operatorship of (a) all Assets (or portions thereof) operated by Seller (or its designee) at the Effective Time. Seller shall use commercially reasonable efforts (which efforts shall not require Seller to incur any monetary or non-monetary obligations) to assist and cooperate with Buyer in connection with its efforts to secure operatorship of all Assets (or portions thereof). As promptly as practicable, Buyer shall file with all pertinent Governmental Authorities all pertinent change-of-operatorship forms and similar applications and instruments.

9.9 Conveyance Costs. Buyer shall pay all transfer, sales and use Taxes, if any, from or arising out of the sale of the Subject Interests. Buyer shall be solely responsible for filing and recording documents, and obtaining all necessary consents and approvals from Governmental Authorities or other Third Persons, related to the transfer of the Subject Interests from Seller to Buyer (including without limitation IRS Form 1099-S and State Mineral Board Form B and for the transfer of operatorship of any Assets (or portions thereof) from Seller or its designee to Buyer or its designee) and for all costs, fees, obligations and liabilities associated therewith. Without limiting the foregoing, Buyer shall file each Assignment for recordation in the conveyance records of each Louisiana parish in which any Leases or Units subject to such Assignment are located and shall make all necessary filings with any Governmental Authority. Buyer shall file and record all such documents as promptly as practicable after the Closing and, as promptly as practicable after such recording or filing, shall furnish Seller with all recording data and a certified copy (or other evidence acceptable to Seller) of all such filings.

9.10 Revenues, Expenses and Capital Expenditures.

(a) Except for the Imbalance and as otherwise provided for herein, Seller shall be entitled to all revenues, credits, refunds, deposits and accounts receivable attributable to, or arising out of the ownership, operation or use of, the Subject Interests before the Effective Time, no matter when received.

(b) Except as otherwise provided for herein, Buyer shall be responsible for, and shall pay or cause to be paid when due, all costs, expenses, expenditures, payments and payables (including without limitation capital expenditures, royalties, rentals, Taxes, deposits, advanced billings paid under an operating agreement and all prepaid insurance premiums, utility charges, processing, gathering or transportation charges) and Claims attributable to, or based on, related to or arising out of (in whole or in part in any way) (i) the ownership, operation or use of, any Subject Interest at or after the Effective Time and (ii) the Imbalance, no matter when arises, whether before, at or after the Effective Time.

9.11 Taxes.

(a) Subject to Sections 9.1, 9.3 and 9.11(d), Seller shall be responsible for, and shall pay or cause to be paid when due, all Taxes related to or arising out of the ownership, operation or use of the Subject Interests before the Effective Time.

(b) Subject to Section 9.11(d), Buyer shall be responsible for, and shall pay or cause to be paid when due, all Taxes related to or arising out of the ownership, operation or use of the Subject Interests at or after the Effective Time (excluding Seller’s income Taxes from its sale of the Subject Interests hereunder).

(c) Buyer shall be solely responsible for, and shall pay or cause to be paid when due, all transfer, sales, use or similar Taxes resulting from or associated with the transactions contemplated under this Agreement and all documentary, filing and recording fees required in connection with the filing, recording and approval of the Assignments.

(d) Ad valorem and other property Taxes due in respect of the Subject Interests for the tax period covering the Effective Time shall be prorated between Buyer and Seller as of the Effective Time. To the extent that Seller has paid any such Taxes before Closing, Buyer will reimburse Seller for the portion of such Taxes that is attributable to the period after the Effective Time. Buyer shall pay or cause to be paid prior to delinquency, and shall be responsible for, all such Taxes not paid before Closing, and Seller will reimburse Buyer for the portion of such Taxes that is attributable to the period before the Effective Time.

(e) The party responsible for a particular Tax shall be entitled to all deductions, credits and refunds pertaining to such Tax, no matter when received.

9.12 Further Assurances. From and after Closing, at the request of Seller but without further consideration, Buyer shall execute and deliver or use reasonable efforts to cause to be executed and delivered such other instruments of conveyance and take such other actions as Seller reasonably may request to more effectively put Seller in possession of any property that was not intended by the parties to be conveyed, or should not have been conveyed, to Buyer (including without limitation reassignment from Buyer to Seller of any Subject Interests that were conveyed in violation of a valid Preferential Right or consent to assignment). From and after Closing, at the request of Buyer but without further consideration, Seller shall execute and deliver or use reasonable efforts to cause to be executed and delivered such other instruments of conveyance and take such other actions as Buyer reasonably may request to more effectively put Buyer in possession of the Subject Interests intended to be conveyed. If any of the Subject Interests are incorrectly described, the description shall be corrected upon proof of the proper description. From and after the Closing, Buyer and Seller shall each execute, acknowledge and deliver to the other such further instruments and take such further action as may be reasonably requested in order to more effectively assure to the other the full beneficial use and enjoyment of the Subject Interests and otherwise to accomplish the purposes of the transaction contemplated by this Agreement.

9.13 Transfers. The parties acknowledge and agree that Buyer’s obligations under this Agreement and under each Assignment are real obligations and run with the land and with each subsequent Transfer of the Subject Interests. Any Transfer by Buyer (or any permitted successor or assign thereof) of any right, title or interest in or to any or all portions of the Subject Interests or any Assignment shall be void and unenforceable unless such Transfer specifically references, and is made subject to, this Agreement and such Assignment and specifically provides that each Person acquiring under such Transfer expressly assumes (to the extent of the interest acquired) Buyer’s obligations under this Agreement and such Assignment. The parties understand and agree that neither any such Transfer nor any delegation of any or all portions of Buyer’s obligations hereunder shall relieve or release Buyer (or any successor or assign) of any obligations to Seller under this Agreement unless Buyer (or any successor or assign) is expressly relieved or released thereof in writing by Seller in its sole absolute discretion.

9.14 Survival of Representations, Warranties and Obligations.

ALL REPRESENTATIONS AND WARRANTIES OF SELLER AND ALL OBLIGATIONS, COVENANTS AND AGREEMENTS OF SELLER (OTHER THAN IN SECTIONS 1.4, 4.2, 5.3(A) AND (C), 9.2, 9.3, 9.4, 9.5 AND 9.11) SHALL TERMINATE ONE YEAR AFTER THE EFFECTIVE TIME AND THEREAFTER NO ACTION MAY BE COMMENCED (EITHER IN COURT, IN ARBITRATION OR OTHERWISE) BASED UPON A BREACH OF THOSE REPRESENTATIONS, WARRANTIES, OBLIGATIONS, COVENANTS AND AGREEMENTS. All other representations, warranties, indemnities, covenants and agreements and the disclaimers and waivers contained in this Agreement shall, except as expressly provided herein, survive the Closing indefinitely. The parties have made and make no representations or warranties except those expressly set forth in this Agreement.

9.15 Reservation of Claims Against Third Parties. Except to the extent otherwise reimbursed to Seller under this Agreement, Seller shall be entitled to all amounts included or described within the Excluded Assets, including without limitation, the claims or disputes described on Exhibit “H”.

9.16 Default. Seller shall notify Buyer in the event that Seller becomes aware that Buyer or Buyer’s successors or assigns have failed to satisfy one or more obligations assumed by Buyer pursuant to the terms of this Agreement, the Assignments, and/or any amendments thereto (any such failures hereinafter referred to as a “Default”). Buyer shall correct or redress or respond to or begin to correct or redress or respond to any Default within 30 days after receipt of such written notice or such lesser or greater time as may be dictated by any emergency situation or as required by applicable agreements or any law, order, rule or regulation of any governmental authority.

9.16.1 Failure to Respond. If (i) within such time as defined hereinabove, Buyer does not correct or redress or respond to or begin to correct or redress or respond to any Default, or (ii) after beginning such efforts Buyer does not correct or redress such Default within a reasonable amount of time and within the time required by any applicable agreements or any law, order, rule or regulation of any governmental authority, or (iii) Seller is unable to locate Buyer in order to notify Buyer after reasonable efforts to do so, Seller, at its option, may endeavor to and shall be authorized to plug and abandon well(s), remove facility(ies) or equipment or restore the surface area(s), or otherwise correct such Default, or cause such to be done. Seller shall exercise reasonable discretion and endeavor to accomplish only that necessary to remedy such Default, all at the entire cost, risk and expense of Buyer. Compliance with the Notices requirements under this Agreement shall be considered as sufficient notice to Buyer hereunder.

9.16.2 Seller Not Obligated to Remedy Buyer’s Defaults. Seller shall in no event be obligated to satisfy any Default by Buyer or its successors or assigns.

9.16.3 Invoicing and Recoupment by Seller. Within a reasonable period of time after any such efforts by Seller to correct or redress such Defaults, Seller shall furnish Buyer at its last known address with detailed invoices and supporting documentation for expenses incurred by Seller in the efforts to correct such Defaults, including appropriate charges for overhead, salaries, legal costs, permits, penalties, interest, and other losses and expenses incurred for or by Seller for the purpose of correcting or redressing such Defaults. In the event that Buyer does not pay Seller within 15 days after the mailing of said invoices and supporting documentation, Seller shall be entitled to reimburse itself for such invoices by recovering such sums under the Guaranty. Any such recovery by Seller under the Guaranty shall satisfy only those liabilities and obligations of Buyer with respect to the particular Default and only to the extent that Seller has been reimbursed therefor by recovery under the Guaranty.

9.16.4 Other Remedies Reserved. Seller’s right to proceed in the manner above described to correct or redress Defaults of Buyer or its successors or assigns is not intended to be nor shall it limit or be exclusive of any other right or remedy, whether personal or in “rem”, available to Seller under this Agreement, the Assignments, and/or any amendments thereto, or otherwise by law, all of which remedies are expressly and fully ratified, granted to and reserved to Seller.

9.17 Conflict of Interest. Conflicts of interest related to this Agreement are strictly prohibited. Each party, for itself and for its respective directors, partners, employees, and agents warrants, covenants and represents to the other that, except as otherwise expressly provided in this Agreement, neither it nor any of its directors, employees, partners or agents has given to or received from the other party, or such party’s directors, partners, employees or agents, any commission, fee, rebate, gift or other thing or service in connection with this Agreement. Likewise, neither Buyer nor any director, employee or agent of Buyer shall enter into any material business relationship with any director, employee or agent of Seller (or of any affiliate of Seller), unless such person is acting for and on behalf of Seller, without prior written notification thereof to Seller. Buyer and Seller each agree that their respective books and records shall be subject to reasonable audit by the other as may be required to verify compliance with this provision.

9.18 Nominations and Accounting Responsibilities. From the first day of the first production month following Closing, Seller is relieved of all responsibility for, and Buyer will (a) bear, and commence payment of, all burdens, fees and taxes on or relating to the Assets, and (b) perform all nomination, marketing, accounting, royalty payment, reporting, and other administrative responsibilities relating to the Assets.

Article 10. Miscellaneous.

10.1 Notices. All notices and other communications required, permitted or desired to be given hereunder must be in writing and sent to the appropriate addresses below by (a) pre-paid U.S. registered or certified mail, (b) hand delivery or (c) facsimile (telecopier) transmission (provided that any facsimile transmission shall be followed within one (1) Business Day by pre-paid U.S. registered or certified mail or by hand delivery). Any such notice or communication shall be deemed given and received effective upon actual receipt by the addressee; nonetheless, if such date is not a Business Day, then such notice or communication shall be deemed given and received on the next date that is a Business Day.

If to Buyer:

c/o Castex Energy, Inc.

333 North Sam Houston Parkway East

Suite 1060

Houston, Texas 77060

Attn: Jim Carrington

Telephone: (281)447-8601

Facsimile: (281)447-1009

With a copy to:

Cynthia A. Nicholson

Gordon, Arata, McCollam, Duplantis & Eagan, L.L.P.

201 St. Charles Ave.

Suite 4000

New Orleans, LA 70170

Telephone: (504)582-1111

Facsimile: (504)582-1121

If to Seller:

Energy Partners, Ltd.

201 St. Charles Ave.

Suite 3400

New Orleans, Louisiana 70170

Telephone: 504 -569-1875

Fax: 504-799-1900

Attention: L. Keith Vincent

with a copy to the General Counsel.

Each party may change its address by notifying the other party in writing in accordance with this Section Article 10.

10.2 Public Announcements. Seller and Buyer shall consult with each other with regard to all press releases and other announcements issued at or after the Closing concerning this Agreement or the transaction contemplated hereby. Except as may be required by applicable Laws or the applicable rules or regulations of any Governmental Authority or stock exchange, neither Buyer nor Seller shall issue any such press release or formal public announcement without the prior consent of the other Party. Further, except as may be required by applicable Laws or the applicable rules or regulations of any stock exchange, no press release or other formal public announcement by Seller shall disclose the identity of Buyer without the prior consent of Buyer.

10.3 Amendments. No amendments or other changes to this Agreement shall be effective or binding on a party unless the same shall be in writing and signed by that party.

10.4 Headings. The titles and headings set forth in this Agreement are included solely for ease of reference and shall not be considered in interpreting or construing this Agreement.

10.5 Governing Law. This Agreement, each Assignment and all other documents executed pursuant hereto and any Claims based on, related to or arising out of (in whole or in part in any way) this Agreement, the Subject Interests, any Assignment or any other document executed pursuant hereto shall be governed by and construed under the Laws of the State of Louisiana (excluding any choice-of-laws or conflict-of-laws rules that may direct the application of the Laws of another jurisdiction).

10.6 No Partnership Created. It is not the purpose or intent of the parties to create (and this Agreement shall not be construed as creating) a joint venture, partnership or any type of association. Neither Seller nor Buyer is authorized to act as agent or principal for the other with respect to any matter related hereto.

10.7 Successors and Assigns. This Agreement shall be binding upon Seller, Buyer and their respective successors and assigns. This Agreement shall inure solely to the benefit of Seller and its successors and assigns and Buyer and its permitted successors and assigns (and, solely to the extent expressly provided for in Section 9.13 and subject to all other limitations herein, Buyer’s other Related Persons and Seller’s other Related Persons). Before Closing, neither Buyer nor any successor or assign of Buyer shall Transfer to any Third Person without the prior written consent of Seller any right, title or interest in or to any portion of this Agreement, the Confidentiality Agreement or any Subject Interest.

10.8 No Third Person Beneficiaries. Nothing in this Agreement, express or implied, shall entitle any Person (other than Seller or its successors or assigns or Buyer or its permitted successors or assigns or, solely to the extent expressly provided for in Sections 9.13 and 10.7 and subject to all other limitations herein, Buyer’s other Related Persons or Seller’s other Related Persons) to any Claim, remedy or right of any kind whatsoever.

10.9 Not Construed Against Drafter. Each party acknowledges that it has had an adequate opportunity to review each and every provision in this Agreement and to submit the same to counsel and other consultants for review and comment and that the parties jointly drafted this Agreement. No provision of this Agreement or any Assignment shall be construed more strictly against one party than the other party by reason that one or the other party proposed, drafted or modified such provision or any other existing or proposed provision. EACH OF THE PARTIES HERETO SPECIFICALLY ACKNOWLEDGES AND AGREES (a) THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS HEREOF, (b) THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND AS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT, (c) THAT IS HAS BEEN REPRESENTED BY LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND HAS RECEIVED THE ADVICE OF SUCH COUNSEL IN CONNECTION WITH ENTERING INTO THIS AGREEMENT, AND (d) THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT PROVIDE FOR THE ASSUMPTION BY ONE PARTY OF, AND/OR RELEASE OF THE OTHER PARTY FROM, CERTAIN LIABILITIES ATTRIBUTABLE TO THIS TRANSACTION OR THE ASSETS THAT SUCH PARTY WOULD OTHERWISE BE RESPONSIBLE FOR UNDER THE LAW.

10.10 Conspicuousness of Provisions. The parties acknowledge that the provisions in this Agreement or any Assignment that appear in “bold” or in CAPITAL LETTERS satisfy the requirement of any applicable express negligence rule and any other requirement at Law or in equity that provisions contained in a contract be conspicuously marked or highlighted. Nonetheless, by such acknowledgment, neither party concedes that any other provisions are not conspicuous. EACH PARTY HERETO FURTHER AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY SUCH PROVISIONS OF THIS AGREEMENT ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT SUCH PROVISIONS ARE NOT “CONSPICUOUS.”

10.11 Execution in Counterparts. This Agreement may be executed in multiple originals or counterparts, each of which shall be deemed to be an original, but all of which when taken together shall constitute one and the same valid and binding agreement.

10.12 Entire Agreement. This Agreement (together with the Confidentiality Agreement) supersedes all prior and contemporaneous negotiations, understandings, discussions and agreements (whether oral, written or otherwise) between Buyer and Seller relating to the Assets and Assumed Obligations and the purchase and sale of the Subject Interests and constitutes the entire understanding and agreement between the parties with respect to the Assets and Assumed Obligations and the subject matter hereof.

10.13 Waiver. No waiver of any right herein shall be effective unless set forth in a writing duly executed by the party against whom such waiver is sought to be enforced. No waiver of any provision of this Agreement shall be deemed or constitute a waiver of any other provisions hereof (whether or not similar). No waiver shall constitute a continuing waiver unless otherwise expressly provided in such written waiver.

10.14 Waiver of Trial by Jury. THE PARTIES IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER LEGAL PROCEEDING BASED ON, RELATED TO OR ARISING OUT OF (IN WHOLE OR IN ANY PART IN ANY WAY) THIS AGREEMENT, ANY TRANSACTION CONTEMPLATED HEREBY OR ANY BREACH HEREOF OR THEREOF.

10.15 Waiver of Consumer Rights. AS PARTIAL CONSIDERATION FOR THE PARTIES AGREEING TO ENTER INTO THIS AGREEMENT, THE PARTIES EACH CAN AND DO EXPRESSLY WAIVE THOSE PROVISIONS, IF ANY, OF THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, TEXAS BUSINESS AND COMMERCE CODE ARTICLE 17.41 ET SEQ., OR THE LOUISIANA UNFAIR TRADE PRACTICES AND CONSUMER PROTECTION LAW, LOUISIANA REVISED STATUTE 51:1401 ET SEQ. (OR ANY SIMILAR LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTION) THAT APPLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND MAY BE WAIVED BY THE PARTIES. IT IS NOT THE INTENT OF THE PARTIES TO WAIVE, AND THE PARTIES SHALL NOT WAIVE, ANY APPLICABLE PROVISION THEREOF THAT IS PROHIBITED BY LAW FROM BEING WAIVED. EACH PARTY REPRESENTS THAT IT HAS HAD AN ADEQUATE OPPORTUNITY TO REVIEW THE PRECEDING WAIVER PROVISION (INCLUDING THE OPPORTUNITY TO SUBMIT THE SAME TO LEGAL COUNSEL FOR REVIEW AND COMMENT) AND, AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION, VOLUNTARILY CONSENTS TO THIS WAIVER AND UNDERSTANDS THE RIGHTS BEING WAIVED HEREIN. TO THE EXTENT APPLICABLE TO THE ASSETS OR ANY PORTION THEREOF, BUYER HEREBY WAIVES THE PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, CHAPTER 17, SUBCHAPTER E, SECTIONS 17.41 THROUGH 17.63, INCLUSIVE (OTHER THAN SECTION 17.555, WHICH IS NOT WAIVED), TEX. BUS. & COM. CODE. IN ORDER TO EVIDENCE ITS ABILITY TO GRANT SUCH WAIVER, BUYER HEREBY REPRESENTS AND WARRANTS TO SELLER THAT BUYER (A) IS IN THE BUSINESS OF SEEKING OR ACQUIRING, BY PURCHASE OR LEASE, GOODS OR SERVICES FOR COMMERCIAL OR BUSINESS USE, (B) HAS ASSETS OF $25 MILLION OR MORE ACCORDING TO ITS MOST RECENT FINANCIAL STATEMENT PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, (C) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTION CONTEMPLATED HEREBY, AND (D) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION.

10.16 Expenses of Sale. Except as specifically provided otherwise herein, each party shall be solely responsible for all expenses incurred by it in connection with the negotiation, execution and delivery of, and the transactions contemplated by, this Agreement (including without limitation fees and expenses of its agents, brokers, representatives, counsel, accountants and consultants).

10.17 Exhibits. All exhibits attached to this Agreement are incorporated into and made a part of this Agreement.

10.18 Severability. If, for any reason and for so long as, any provision of this Agreement or any Assignment is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other provisions of this Agreement and any Assignment shall nevertheless remain in full force and effect and this Agreement and any Assignment shall be construed as if the invalid, illegal or unenforceable provision had never been included. Upon a determination that any provision is illegal, invalid or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement or any applicable Assignment so as to effect the parties’ intent as closely as possible in a mutually acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest possible extent.

10.19 Dispute Resolution and Binding Arbitration.

10.19.1 Sole and Exclusive Method for Resolution of Disputes. Unless otherwise expressly provided herein, any dispute arising out of, in connection with or relating to this Agreement shall be resolved in accordance with the procedures specified in this Article 10.19, which shall be the sole and exclusive procedures for the resolution of any such disputes. To the extent, however, that the dispute involves a claim for indemnity otherwise covered by Article 9 of this Agreement, the provisions of this Article 10.19 shall apply in addition to, not in lieu of, the provisions of Article 9.

10.19.2 Negotiations Between Executives. The parties shall attempt to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement. Either party may give the other party written notice of any dispute not resolved in the normal course of business. Within 15 days after delivery of the notice, the receiving party shall submit a written response to the other party. The notice and response shall include: (a) a statement of that party’s position and a summary of arguments supporting that position, and (b) the name and title of the executive who will represent that party and of any other person who will accompany the executive. Within 30 days after delivery of the initial notice, the executive of both parties shall meet at a mutually acceptable time and place, and thereafter continue to meet as often as they reasonably deem necessary, to attempt to resolve the dispute. All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

10.19.3 Arbitration. If the dispute has not been resolved by negotiation as provided herein within 60 days after delivery of the initial notice of negotiation described in 10.19.2, or if the parties failed to meet within 30 days after delivery of such notice, then either party may initiate arbitration as the exclusive means to finally resolve such dispute. Arbitration shall be conducted in accordance with the CPR Rules for Non-Administered Arbitration (“CPR Rules”) then currently in effect and shall be presided over by a tribunal consisting of three arbitrators. Pursuant to the CPR Rules, each party shall have the right to appoint an arbitrator, and the two party-appointed arbitrators shall appoint the third arbitrator, who shall chair the tribunal. All arbitrators shall be knowledgeable in the oil and gas industry and possess a minimum of fifteen (15) years experience handling matters pertaining to the subject matter of the dispute. The venue of the arbitration hearing shall be New Orleans, Louisiana. In resolving the dispute, the arbitrators are not empowered to award damages in excess of compensatory damages, and each party expressly waives and forgoes any right to indirect, consequential, incidental, special, punitive, exemplary or similar damages. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1-16 and by the parties’ choice of law as provided in paragraph 10.5 of this Agreement, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

Article 11. Definitions.

11.1 Definitions. Unless expressly otherwise provided elsewhere in this Agreement, (a) all defined terms have the meanings set forth or otherwise referenced in this Article and include the singular and plural and the masculine, feminine and neuter, (b) all references herein to Articles refer to articles in this Agreement, (c) all references herein to Sections refer to sections in this Agreement and (d) the terms “hereby”, “herein”, “hereof”, “hereto” and “hereunder” as used in this Agreement refer to the entirety of this Agreement.

11.2 “Additional Interest” has the meaning set forth in Section 4.9(a).

11.3 “Adjusted Purchase Price” has the meaning set forth in Section 1.3.

11.4 “Allocated Amount” for a Subject Interest means the dollar amount that Buyer and Seller mutually agreed be allocated to that Subject Interest as set forth on Exhibit “G” hereto. The Allocated Amount for any Subject Interest not listed on Exhibit “G” hereto is $0.00.

11.5 “Assessment Information” has the meaning set forth in Section 5.1(d).

11.6 “Assets” means the following described assets (LESS AND EXCEPT the Excluded Assets):

(a) all right, title and interest of Seller in and to the mineral interests in the lands described in the attached Exhibit “A-1” (hereinafter referred to as the “Lands”), it being Seller’s intent to sell, assign and convey all of Seller’s interest in the Lands;

(b) all right, title and interest of Seller in and to the oil, gas and mineral leases described in Exhibit “A” (“Leases”) including, without limitation, working interests, overriding royalty interests, production payments, net revenue interests, carried interests, net profits interests, and any other interests of a similar nature, (all of which are hereinafter referred to as “Leasehold Interests” and the lands affected by the Leasehold Interests, are herein referred to as the “Leasehold Lands”), it being Seller’s intent to sell, assign and convey all of Seller’s interest in the Leasehold Lands, whether or not specifically described in Exhibit “A”, (the Leases, Leasehold Interests, Easements and the Leasehold Lands and Lands being collectively referred to as the “Real Property Interests” and individually, a “Real Property Interest”;

(c) all wells (whether producing, plugged and abandoned, temporarily abandoned, shut-in, injection, disposal, water supply or otherwise) that (1) are or were situated on or drilled to lands covered by Real Property Interest or lands included within any Unit or (2) are listed on Exhibit “B” hereto (collectively, the “Wells”);

(d) all units, pools and communitization areas that relate to any portions of the Real Property Interest (including without limitation all voluntary units formed by unitization, pooling, communitization or spacing designations, declarations or agreements and all compulsory units formed by any Governmental Authority (collectively, the “Units”);

(e) all movable or personal property, improvements, fixtures, platforms, facilities, gathering lines, flow lines, injection lines, pipelines, processing or separating systems and plants, tanks, pits, boilers, buildings, machinery, equipment (surface and downhole), inventory, utility lines, power lines, telephone lines, roads and other appurtenances to the extent the same are situated on, across, under, over or within the Real Property Interest as of the Effective Time or the Closing and used in connection therewith and including, but not limited to, those on Exhibit “B” hereto (collectively, the “Equipment”);

(f) all of Seller’s right, title and interest in and to all easements, rights-of-way, servitudes, road, canal and surface use agreements, permits, licenses and surface and sub-surface use agreements specifically described on Exhibit “C” hereto (“Easements”);

(g) all Hydrocarbons and other substances (1) produced on or after the Effective Time from or allocated to the Real Property Interest or (2) present or stored in treating equipment, separation equipment, lines, pipe, tanks and vessels on or under the Real Property Interest (including without limitation any and all line fill downstream or upstream of any custody transfer point) as of the Effective Time;

(h) all prepaid items for which Buyer reimburses Seller pursuant to Sections 1.3(a)(1) and 9.10(b);

(i)(1) all agreements, instruments and other matters identified or described in Exhibit “D” hereto, (2) all agreements, instruments and contract rights (including without limitation all Hydrocarbon purchase and sales agreements, gathering, compression, transportation and processing agreements, balancing agreements, joint venture agreements, franchises, options, mineral, farm-out and farm-in contracts, dry hole agreements, area of mutual interest agreements, acreage contribution agreements, operating, exploration and participation agreements, division orders, equipment leases, salt water disposal agreements, servicing agreements and unitization, pooling, communitization or spacing designations, declarations, agreements and orders) to the extent and only to the extent they relate to any of the assets described in clauses (a) through (h) above and (3) all agreements and instruments referenced in any Real Property Interest or in any agreement or instrument under item (1) or (2) above (items (1), (2) and (3) collectively, the “Contracts”);

(j) Post-Effective Time Suspense Accounts;

(k) all warranties, to the extent assignable, from Third Persons to Seller regarding the assets described in clauses (a) through (j) above;

(l) all of Seller’s books, records, files, data and information (including without limitation all lease files, title files, title opinions, curative reports, abstracts, division order files, unitization files, contract files, maps, land and mineral owner correspondence, joint operating agreement files, environmental and regulatory files, operational files, engineering, well, production, geological, paleontological and geochemical files and other files and records of a similar nature) that relate to the assets described in clauses (a) through (k) above but do not relate to or constitute Excluded Assets, less and except any books, records, files, data and information that is subject to attorney-client privilege or unwaived confidentially agreements. (collectively, the “Records”); and

(m) Imbalances but only as to which Seller pays (to credits) to Buyer under Section 1.4(b) or Buyer pays to Seller under Section 1.4 (c).

The terms Lands, Real Property Interests, Wells, Units, Easements, Equipment, Contracts, Post-Effective Time Suspense Accounts and Records have the definitions set forth above in this definition of “Assets.”

11.7 “Assignment” means a document by which the Assets are to be assigned by Seller to Buyer, such assignment shall be made subject to the terms of the Real Property Interests and the Contracts and shall be substantially in the form of Exhibit “F” hereto and executed and delivered at and for the Closing.

11.8 “Assumed Obligations” mean, subject to the last sentence of this definition, any and all past, existing or future obligations, duties, liabilities, costs and expenses (including but not limited to those of Seller or any prior owner of any Subject Interest) and all Claims (including but not limited to those against Seller, any prior owner of any Subject Interest or any of their Related Persons), based on, related to or arising out of (in whole or in part in any way) any or all of the following (whether or not any clause below may overlap with any one or more other clauses below and whether any such obligation, duty, liability, cost, expense or Claim is currently asserted or unasserted, accrued or unaccrued, known or unknown or foreseen or unforeseen or is direct, indirect, contingent or otherwise):

(a) the ownership, operation, use or existence of (or any acts, omissions, events, injuries or damages relating to) any or all portions of the Assets at or after the Effective Time;

(b) any Environmental Claim (no matter when arising whether before, at or after the Effective Time) based on, related to or arising out of (in whole or in part in any way) any or all portion of the Assets;

(c) the Plugging and Abandonment or attempted plugging, abandonment or site restoration (no matter when arising whether before, at or after the Effective Time) of any or all portions of the Assets (whether or not any Governmental Authority reflects such well, unit or other property as having been previously plugged, abandoned or remediated for regulatory purposes or otherwise);

(d) any underproduced or overproduced gas position at or after the Effective Time with respect to any or all portions of the Assets (including without limitation with respect to Taxes or royalties due or payable on the value of any such underproduced or overproduced gas) but only as to which Seller pays (to credits) to Buyer under Section 1.4(b) or Buyer pays to Seller under Section 1.4 (c),;

(e) any fact or circumstance referenced in any Defect Notice, for which fact or circumstance Buyer has received an adjustment of the Purchase Price under Section 4.8 or has asserted a Defect;

(f) any Post-Effective Time Suspense Accounts;

(g) the ownership, operation, use or existence of (or any acts, omissions, events, injuries or damages relating to) any or all portions of the Assets (no matter when arising whether before, at or after the Effective Time) for which Seller has not received proper Claim Notice in accordance with Article 9 within one year after the Effective Time;

(h) the Preferential Rights and the Consents and the obligations assumed pursuant to Section 4.10;

(i) any Environmental Defect specifically assumed by Buyer pursuant to the provisions of Section 5.3(b);

(j) all obligations assumed pursuant to the provisions of Section 5.5;

(k) all other items assumed by Buyer herein or deemed to be Assumed Obligations pursuant to the terms of this Agreement; and

(l) all obligations assumed pursuant to Section 4.5.

Nonetheless, “Assumed Obligations” shall in no event include any Retained Liabilities.

11.9 “Bonds” has the meaning set forth in Section 7.1(e)

11.10 “Business Day” means a Day excluding Saturdays, Sundays and federal or State of Louisiana or Texas legal holidays.

11.11 “Buyer” has the meaning set forth in the preamble.

11.12 “Casualty Loss” means any material damage or destruction to any Subject Interest during the Interim Period by fire, blowout or other casualty or any actual or threatened taking of any Subject Interest during the Interim Period by condemnation or the right of eminent domain.

11.13 “Claim” means any and all claims, demands, disputes, suits, actions, proceedings, investigations, payments, liens, settlements, offsets, adjustments, causes of action, losses, debts, obligations, arbitration or other awards, settlements, judgments, damages, liabilities, fines, sanctions, penalties, expenses and costs (including without limitation attorneys’ fees, experts’ fees and costs of litigation and investigation), whether based on, related to or arising out of (in whole or in part in any way) tort, contract, quasi-contract, strict liability, unseaworthiness of any vessel, misrepresentation, equity, indemnity, contribution, violation or operation of any Law or any other cause whatsoever.

11.14 “Claim Notice” has the meaning set forth in Section 9.4 (a).

11.15 “Claimant” has the meaning set forth in Section 9.4.

11.16 “Close” or “Closing” means the consummation of the principal transactions hereunder for the transfer of the Subject Interests, as described in Article 7.

11.17 “Confidentiality Agreement” means that certain confidentiality agreement, dated April 11, 2007, by and between Energy Partners, Ltd. and Castex Energy, Inc.

11.18 “Consents” has the meaning set forth in Section 2.11.

11.19 “CPR Rules” has the meaning set forth in Section 10.19.3.

11.20 “Day” means a calendar day consisting of twenty-four (24) hours from midnight to midnight.

11.21 “Default” has the meaning set forth in Section 9.16.

11.22 “Deposit” has the meaning set forth in Section 1.2.

11.23 “Downward Defect Adjustment” has the meaning set forth in Section 4.8.

11.24 “Effective Time” means April 1, 2007, at 7:00 a.m. Central Time.

11.25 “Environmental Claims” mean any or all Claims based on, related to or arising out of (in whole or in part in any way) (a) pollution of, damage to or remediation of the soil, ground water or air, (b) liabilities arising out of underground injection activities or waste disposal, (c) violations of or liabilities based on, related to or arising out of (in whole or in part in any way) any Environmental Laws, (d) NORM or asbestos, (e) hazardous or toxic materials, (f) environmental defects, (g) Plugging and Abandonment of any well, unit or other movable or immovable property, (h) personal injury or property damage, and (i) all Environmental Defects (less and except only those specifically retained by Seller pursuant to Section 5.3 (a) and (c)).

11.26 “Environmental Defects” has the meaning set forth in Section 5.2(a).

11.27 “Environmental Defect Minimum Threshold” has the meaning set forth in Section 5.2(a).

11.28 “Environmental Defect Notice” has the meaning set forth in Section 5.2(a).

11.29 “Environmental Law” has the meaning set forth in Section 5.4.

11.30 “EPL” has the meaning set forth in the preamble.

11.31 “EPL LLC” has the meaning set forth in the preamble.

11.32 “Excluded Assets” mean, and the assets to be sold under any Assignment exclude, the following:

(a) any asset described on Exhibit “E” hereto;

(b) any and all well logs, geophysical and geological maps and other engineering, production, geological, geochemical and geophysical data that Seller does not have the unrestricted right to transfer and sell to Buyer;

(c) any and all seismic data and seismic licenses less and except that particularly described on Exhibit “C” hereto;

(d) any and all intellectual property of Seller, including without limitation proprietary computer software, patents, trade secrets, copyrights, names, marks and logos;

(e) any and all vehicles, trucks (including associated tools), boats, vessels and trailers;

(f) any and all tools, pulling machines, warehouse stocks, microwave equipment, computer equipment and remote terminal units;

(g) any bonds filed with or delivered or payable to any Governmental Authority or other Third Person by or on behalf of Seller or any of its Related Persons and any letters of credit, certificates of deposit and similar security instruments on behalf of Seller or any of its Related Persons;

(h) any Subject Interest deemed under Section 4.9(a) to constitute and “Excluded Asset”;

(i) any Subject Interest deemed under Section 4.10(a) to constitute an “Excluded Asset” (except as provided in and subject to Section 4.10(b));

(j) any Subject Interest deemed under Section 4.11(a) to constitute an “Excluded Asset” (except as provided in and subject to Section 4.11(b) and (c).

(k) any and all accounts receivable, notes receivable, other receivables, insurance or settlement proceeds, awards, credits, refunds, income, loss carry forwards, funds, revenue (including without limitation deposits, cash, checks or drafts in process of collection and cash equivalents), rights and Claims in favor of Seller (including without limitation from damage, destruction or condemnation of any Subject Interest, under any policy or agreement of insurance or indemnity, under any bond, from reductions or adjustments in insurance premiums, from audits under operating agreements, from the payment of cash calls in excess of the amount spent to perform the operations relating thereto, from the payment of joint interest billings in excess of the amount properly chargeable to the account under applicable agreements, from refunds or credits of Taxes, under any Contract or from any litigation or Claim listed on Exhibit “H” hereto) with respect to (1) any act, omission or event occurring before the Effective Time or (2) any asset described in any of clauses (a) through (i) above; and

(l) any and all of Seller’s books, records, files, data and information related to (1) any past, present or future offers, bids, economic analyses or due diligence associated with the purchase, sale or exchange of any or all portions of the Assets, (2) proprietary information, (3) interpretive information, (4) reserve information and reports, (5) internal communications, (6) personnel information, (7) corporate, financial or Tax information, (8) auditor’s reports or review, (9) information covered by a legal privilege or immunity, (11) legal files, (12) information that Seller is prohibited by Law or agreement from disclosing or delivering to Buyer or (13) any assets described in any of clauses (a) through (j) above.

(m) any and all “Pre-Effective Time Suspense Account” not on Exhibit P-1.

11.33 “Final Accounting Settlement” has the meaning set forth in Section 1.6.

11.34 “Governmental Authority” means any federal, state, parish, local, municipal, foreign or other (a) government or political subdivision; (b) governmental or quasi-governmental authority of any nature (including without limitation any governmental agency, branch, department, authority, commission, commissioner, official or entity, any tribal authority and any court or other tribunal); or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature.

11.35 “Hydrocarbons” mean oil, natural gas, casinghead gas, condensate, other hydrocarbons and any other substances produced with any of the foregoing as well as any components and by-products of any of the foregoing.

11.36 “Imbalance Price” means $7.438 per MMBtu.

11.37 “Imbalances” has the meaning set forth in Section 2.9.

11.38 “Interim Period” means that period of time from the Effective Time up to the earlier of June 30, 2007 or notice from Buyer to Seller that it elects to take over operations.

11.39 “Knowledge” with respect to Seller means the actual knowledge of the officers, of EPL and with respect to Buyer means the actual knowledge of the current officers and employees of Buyer.

11.40 “Law” means any law, statute, ordinance, permit, decree, order, judgment, rule, regulation, controlling judicial or administrative decision or legal requirement that is promulgated, issued or enacted by any Governmental Authority, whether arising in law (statutory, common, admiralty, civil, judicial, administrative or otherwise), equity or otherwise.

11.41 Not used

11.42 “Non-Environmental Claims” mean all Claims other than Environmental Claims.

11.43 “NORM” means naturally occurring radioactive materials.

11.44 Not used

11.45 Not used

11.46 “Permitted Encumbrance” means

(a) those liens, mortgages, security interests and encumbrances listed on Exhibit “I” hereto to the extent released prior to Closing;

(b) all liens, privileges, Claims and encumbrances for or in respect of Taxes not yet delinquent or being contested in good faith;

(c) all mechanic’s, materialman’s, repairman’s, employee’s, contractor’s, operator’s, non-operator’s or similar liens or privileges the payment for which they secure is not delinquent, is being properly withheld under applicable contract or Law or is being contested in good faith;

(d) the existence of any security interest created against any or all portions of the Subject Interests insofar as they have arisen by virtue of one or more operating agreements, to the extent that they are for charges not yet delinquent or being contested in good faith;

(e) all unit, pooling, communitization and spacing designations, declarations and agreements in effect or pending as of the date of this Agreement;

(f) all Title Defects and other liens, mortgages, security interests, Claims, encumbrances, burdens and defects (1) that Buyer does not set forth in a timely and proper Title Defect Notice (except for those arising by, through or under Seller), (2) to the extent that they do not relate to a Scheduled Interest, (except for those arising by, through or under Seller) (3) that have either expired or been released or waived at or before Closing or (4) for which Seller delivers a recordable release or cures at or before Closing;

(g) Lessor’s or landowner’s royalties, mineral royalties or servitudes, overriding royalties, reversionary interests and other burdens on the Real Property Interests if the net cumulative effect of such burdens does not operate to reduce the net revenue interest set forth in Exhibit “G” or increase the working interest above that shown in Exhibit “G” without a corresponding increase in the net revenue interest,;

(h) all Preferential Rights in connection with any Transfer or proposed Transfer of any Subject Interest (1) to the extent that they do not relate to a Scheduled Interest, (2) for which waivers or consents have been obtained from the appropriate parties at or before Closing, (3) under this Agreement (or otherwise) from Seller to Buyer or (4) for which the time for asserting such Preferential Rights has expired without exercise at or before Closing;

(i) all necessary consents, permissions and approvals and other actions by any Governmental Authority or other Third Person in connection with any Transfer or proposed Transfer of any Subject Interest (1) with respect to which waivers or consents are obtained at or before the Closing, (2) to the extent that they do not relate to a Scheduled Interest, (3) that are not required to be obtained until after the Closing or (4) that are customarily received after the closing of a sale or other Transfer of title, operatorship or control;

(j) all necessary notices to or filings with any Governmental Authority or other Third Person in connection with any Transfer or proposed Transfer of any Subject Interest (1) that have been made at or before the Closing, (2) to the extent that they do not relate to a Scheduled Interest, (3) that are not required to be made until after the Closing or (4) that are customarily made after the closing of a sale or other Transfer of title, operatorship or control;

(k) irrespective of clause (i) or (j), all necessary consents and approvals by and notices to (1) the State of Louisiana or any political subdivision thereof (through the State Mineral Board or otherwise) with respect to the transfer to Buyer of interests in a right of way, servitude or mineral lease issued by or on behalf of the State of Louisiana or a political subdivision thereof (through the State Mineral Board or otherwise) or (2) any federal Governmental Authority with respect to the transfer to Buyer of interests in a right of way, servitude or mineral lease issued by or on behalf of the United States of America;

(l) all contractual rights of reassignment arising upon a decision or election to surrender or abandon all or any portion of the Subject Interests, provided that the right of reassignment has not yet become effective;

(m) all rights reserved to or vested in any Governmental Entity to control or regulate any of the Subject Interests in any manner, and all applicable Laws;

(n) all calls on or preferential rights to purchase production from any of the Subject Interests so long as (1) the price to be paid therefor is not less than the average posted price in the field for Hydrocarbons of similar quantity and quality or (2) such call or right is terminable, without penalty, upon seventy (70) Days’ notice or less;

(o) all subsidence, erosion, dereliction or accretion of, or tidal influences on, the Real Property Interests;

(p) the navigability or non-navigability of any waters;

(q) all Claims (whether currently asserted or unasserted, accrued or unaccrued, known or unknown or foreseen or unforeseen and whether direct, indirect, contingent or otherwise) based on, related to or arising out of (in whole or in part in any way) any Assumed Obligation;

(r) all agreements, instruments, obligations, burdens, rights, defects and irregularities (including without limitation contracts for sale, purchase, exchange or processing of Hydrocarbons, unitization, communitization and pooling designations, declarations, agreements and orders, operating agreements, pipeline, gathering and transportation agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or geophysical permits or agreements, division orders, lessor’s or landowner’s royalties, mineral royalties, mineral servitudes, overriding royalties, net profits interests, carried interests, reversionary interests, non-consent penalties, liens, charges, encumbrances, easements, rights of way, servitudes, surface leases and permits) that (1) do not operate to increase the gross working interest (without a corresponding increase in the net revenue interest), or decrease the net revenue interest, of Seller in any of the Scheduled Interests from that set forth on Exhibit “G” hereto and (2) are not such as will interfere materially with the ability to operate the Scheduled Interests in the manner they were operated at the Effective Time;

(s) non-consent penalties under non-consent elections made prior to the date of Seller’s execution of this Agreement, which are applicable to the interest of Seller arising under applicable operating agreements and are listed on Exhibit “M”;

(t) easements, rights-of-way, servitudes, permits, surface leases and other rights relating to or restricting surface operations and/or use on, over or in respect to an Asset, provided they do not materially and adversely affect the ability to produce the Wells, to transport Hydrocarbons, or to otherwise operate the Assets in the manner in which such Assets were operated as of the Effective Time;

(u) the failure of Seller to have record title to the Real Property Interests set forth on Exhibit G-1 under the heading “Assignments due to Seller” that have been earned or acquired by Seller but have not yet been assigned by Third Persons to Seller of record;

(v) the obligations of Seller to convey record title to interests in the Lands and leasehold interests and leases as set forth on Exhibit “G-2” under the heading “Assignments Owed by Seller” that are owed by Seller to Third Persons but have not yet been assigned or conveyed by Seller;

(w) the matters addressed in Section 4.5; and

(x) the failure of Seller and/or Third Persons to have executed the assignments identified on Exhibits “G-1” and “G-2”.

11.47 “Person” means any natural person, corporation, partnership, limited partnership, limited liability partnership, joint venture, limited liability company, joint stock company, organization, association, trust, estate or succession, any Governmental Authority or any other legal or juridical entity or person in any capacity.

11.48 “Plugging and Abandonment,” “Plug and Abandon” and “Plugged and Abandoned:” refer (a) with respect to a well, the plugging (and as necessary replugging) and abandonment of the well, the salvage and removal of all associated well collars, well structures, platforms, tank batteries, compressors, injectors, equipment and other movable property (whether placed before or after the Effective Time), the removal, flushing and capping of all associated flowlines, gathering lines and field transmission lines, the salvage and removal of platforms, equipment and underwater or underground obstructions, the closure and remediation of all associated wellsites, pits and canals, the disposal of all related waste materials (including without limitation any salt residue, NORM, asbestos and hazardous or toxic materials) and the restoration of the associated surface, subsurface, wetlands, marshes and water bottoms and (b) with respect to any land (including without limitation water bottoms), unit or other property, the Plugging and Abandonment (within the meaning of clause (a) above) of all wells on, under or associated with such land, unit or other property, the removal, flushing and capping of all flowlines, gathering lines and field transmission lines across or associated with such land, unit or other property, the salvage and removal of platforms, equipment and underwater or underground obstructions, the closure and remediation of all wellsites, pits and canals on, under or associated with such land, unit or other property, the disposal of all waste materials (including without limitation any salt residue, NORM, asbestos and hazardous or toxic materials) on, under or associated with such land, unit or other property and the restoration of all surface, subsurface, wetlands, marshes and water bottoms on, under or associated with such land, unit or other property. To constitute “Plugging and Abandonment” within the scope of this definition, all such operations must be done in accordance with applicable Laws and the terms and conditions of all applicable permits and Contracts and to the satisfaction of Seller, all applicable Governmental Authorities and all applicable landowners.

11.49 “Preferential Right” has the meaning set forth in Section 2.10.

11.50 Not used.

11.51 “Preliminary Accounting Statement” has the meaning set forth in Section 1.5.

11.52 “Purchase Price” has the meaning set forth in Section 1.2.

11.53 “Related Person” with respect to the Person specified means (a) any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with the Person specified or a Person described in clause (b); and (b) any director, officer, employee, trustee, member, shareholder, partner, representative, insurer, agent, attorney, consultant, subcontractor, contractor, invitee, nominee, successor or assignee (or, only with respect to Seller as the Person specified, any predecessor-in-interest) of the Person specified or of a Person described in clause (a). For purposes of this definition, the term “controls or is controlled by or is under common control with” refers to the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of another Person, whether through the ownership of voting securities, by contract or otherwise.

11.54 “Respondent” has the meaning set forth in Section 9.4.

11.55 “Retained Liabilities” has the meaning set forth in Section 9.2.

11.56 “Review Period” has the meaning set forth in Section 4.1.

11.57 “Seller” has the meaning set forth in the preamble.

11.58 “Scheduled Interest” means a Subject Interest that is attributable to a well, leasehold interest or other property interest specifically identified on Exhibit “G” hereto as having an Allocated Amount greater than $0.00.

11.59 “Special and Limited Title Warranty” has the meaning set forth in Section 4.2.

11.60 “Subject Interest” means any portion (and “Subject Interests” means any or all) of Seller’s right, title and interest in, to and under, or derived from, the Assets. The terms “Subject Interest” and “Subject Interests” do not include any right, title or interest in, to, under or derived from any Excluded Asset.

11.61 “Suspense Account” means (1) all suspense accounts maintained by or on behalf of Seller (i) into which have been placed mineral or other proceeds owed to third parties from or attributable to any or all portions of the Real Property Interest (whether pertaining to a period of time before, at or after the Effective Time) as a result of title or ownership uncertainty, lack of adequate payor information or any other matter for which mineral or other proceeds are customarily suspended in the ordinary course of business or (ii) that have a negative balance reflecting an account payment owing to Seller by reason of an overpayment of mineral or other proceeds from or attributable to any or all portions of the Real Property Interest (“Negative Balance”) and (2) all proceeds or accounts payable or receivable related to the suspense accounts described in item (1) above (items (1) and (2) collectively, the “Suspense Accounts”. .

11.62 “Taxes” means all taxes and assessments of any kind (including without limitation excise taxes, severance taxes, windfall profit taxes, ad valorem taxes, franchise taxes, income taxes, transfer, sales, use and similar taxes and any other federal, state or local taxes and assessments) as well as all interest, penalties and additional amounts that may be imposed with respect thereto.

11.63 “Third Person” means any Person other than Seller and Buyer.

11.64 “Third Person Claim” has the meaning set forth in Section 9.4(a).

11.65 “Title Defect” with respect to a Scheduled Interest means a material defect (not qualifying as a Permitted Encumbrance) by reason of which, based on circumstances in effect at the time of Closing (without considering any Assignment hereunder), (a) such Scheduled Interest is subject to liens and encumbrances of public record, (b) Seller owns of public record less than the undivided interests set forth in Exhibit “G” hereto as net revenue interests in all Hydrocarbons produced, saved and marketed from such Scheduled Interest or (c) Seller’s obligation to bear costs and expenses for developing and operating the oil and gas wells comprised by such Scheduled Interest will be greater than the undivided interests set forth in Exhibit “G” hereto as gross working interests (without a corresponding increase in the net revenue interests). No Defect shall exist as to any Subject Interest that (i) is not a Scheduled Interest or (ii) does not have an Allocated Amount greater than $0.00.

11.66 “Title Defect Notice” has the meaning set forth in Section 4.6(a).

11.67 “Transfer” means assign, sell, alienate, lease, sublease, farmout, convey, mortgage, encumber or otherwise voluntarily or involuntarily transfer or dispose of in any manner in whole or in part (whether in the form of a fee interest, a leasehold interest, a working interest, a carried interest, a royalty or overriding royalty interest, a net profits interest, a mortgage, lien, privilege or other security interest or otherwise) or commit to do any of the foregoing.

11.68 “Upward Adjustment” has the meaning set forth in Section 4.9(a).

11.69 “Wastes” has the meaning set forth in Section 5.4.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the following party has caused this Agreement to be executed by its respective representative hereunto duly authorized as of the date first above written in the presence of the undersigned witnesses.

Witnesses:		SELLER:

/s/ C. Peck Hayne Jr.		EPL of Louisiana, L.L.C. By Energy Partners, Ltd., its Sole Member
Name: C. Peck Hayne Jr.

		By:	/s/ L. Keith Vincent
/s/ Cindy P. Lowrance			L. Keith Vincent
Name:	Cindy P. Lowrance		Vice President Land

STATE OF LOUISIANA

PARISH OF ORLEANS

BEFORE ME, the undersigned Notary Public in and for the jurisdiction listed above, on this day personally appeared L. Keith Vincent (“Seller’s Appearer”), who, together with the two competent witnesses whose names appear on the foregoing instrument, signed the foregoing instrument on this date in my presence and who acknowledged to me, these same two witnesses and Seller’s Appearer, being fully authorized to do so, that Seller’s Appearer executed and delivered the foregoing instrument on this day as the Vice President Land of Energy Partners, Ltd., the Sole Member of EPL of Louisiana, L.L.C. and as the free act and deed of such companies for the purpose and consideration therein expressed and was duly authorized to do so by both of said companies.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 31st day of May 2007, in the jurisdiction listed above in the presence of Seller’s Appearer and the two competent witnesses.

/s/ James L. Alcock, Jr.
NOTARY PUBLIC

Print name: James L. Alcock, Jr. Notary Public, State of Louisiana

Bar or Notarial No. Bar Roll# 18758

Commission expires: My Commission is issued for life.

IN WITNESS WHEREOF, the following party has caused this Agreement to be executed by its respective representative hereunto duly authorized as of the date first above written in the presence of the undersigned witnesses.

Witnesses:		BUYER:

/s/ L. Holeman		Castex Energy 2007, L.P. By Castex Energy, Inc., its General Partner
Print Name: L. Holeman

		By:	/s/ John R. Stoika
/s/ Sheryl S. Kuperman		John R. Stoika
Print Name:	Sheryl S. Kuperman	President

STATE OF TEXAS

COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public in and for the jurisdiction listed above, on this day personally also appeared John R. Stoika (“Buyer’s Appearer”), who, together with these same two competent witnesses, signed the foregoing instrument on this date in my presence and who acknowledged to me, these same two witnesses and Buyer’s Appearer, being fully authorized to do so, executed and delivered the foregoing instrument on this day as the President of Castex Energy, Inc. (“CEI”), General Partner of Castex Energy 2007, L.P. (“Buyer”), a Texas limited partnership, and as the free act and deed of Buyer for the purpose and consideration therein expressed and was duly authorized to do so by both of the companies.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 31 th day of May 2007, in the jurisdiction listed above in the presence of Buyer’s Appearer and these same two competent witnesses.

/s/ Patricia A. Ploehn
NOTARY PUBLIC

Print name: Patricia A. Ploehn

Bar or Notarial No. ____________________

Commission expires: _________________

[SEAL]	PATRICIA A. PLOEHN Notary Public, State of Texas My Commission Expires September 30, 2009

IN WITNESS WHEREOF, the following party has caused this Agreement to be executed by its respective representative hereunto duly authorized as of the date first above written in the presence of the undersigned witnesses.

Witnesses:		Castex Energy, Inc.

/s/ L. Holeman
Print Name:	L. Holeman

/s/ Sheryl S. Kuperman		By:	/s/ John R. Stoika
Print Name:	Sheryl S. Kuperman	John R. Stoika
President

STATE OF TEXAS

COUNTY OF HARRIS

BEFORE ME, the undersigned Notary Public in and for the jurisdiction listed above, on this day personally also appeared John R. Stoika (“Appearer”), who, together with these same two competent witnesses, signed the foregoing instrument on this date in my presence and who acknowledged to me, these same two witnesses and Appearer, being fully authorized to do so, executed and delivered the foregoing instrument on this day as the President of Castex Energy, Inc. (“CEI”), and as the free act and deed of CEI for the purpose and consideration therein expressed and was duly authorized to do so by said company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 31th day of May 2007, in the jurisdiction listed above in the presence of Appearer and these same two competent witnesses.

/s/ Patricia A. Ploehn
NOTARY PUBLIC

Print name: Patricia A. Ploehn

Bar or Notarial No. ____________________

Commission expires: _________________

[SEAL]	PATRICIA A. PLOEHN Notary Public, State of Texas My Commission Expires September 30, 2009

Exhibit “A”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Lease Agreements

LEASE NO.	PARISH/COUNTY	STATE	ONSHORE FIELD	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	REFERENCE
LA20-001	LAFOURCHE	LA	GOLDEN MEADOW FIELD	LA TERRE CO., INC.	GEORGE B. CONOVER	6/3/1935	1158	811	744673
LA20-006	LAFOURCHE	LA	GOLDEN MEADOW FIELD	LAFOURCHE PARISH SCHOOL BOARD #18086	APACHE CORPORATION	3/15/2004	1568	482
LA20-008	LAFOURCHE	LA	GOLDEN MEADOW FIELD	APACHE LOUISIANA MINERALS INC.	CASTEX ENERGY 1995 LP	11/1/2004	1593	14	973823
LA20-0021	LAFOURCHE	LA	GOLDEN MEADOW FIELD	APACHE LOUISIANA MINERALS INC. SUBLEASE	CASTEX ENERGY 1995 LP	11/1/2004	1593	22	973825
LA22-003	TERREBONNE	LA	LAKE BOUDREAUX FIELD	STATE OF LOUISIANA #17754	FLARE RESOURCES INC.	3/17/2003	1815		1145290
LA22-004	TERREBONNE	LA	LAKE BOUDREAUX FIELD	STATE OF LOUISIANA #17755	APACHE CORPORATION	3/17/2003			1149896
LA22-006	TERREBONNE	LA	LAKE BOUDREAUX FIELD	APACHE LOUISIANA MINERALS INC.	CASTEX ENERGY INC.	11/13/2003			1170331
LA22-007	TERREBONNE	LA	LAKE BOUDREAUX FIELD	STATE OF LOUISIANA #17967	PINNACLE RESOURCES INC.	11/17/2003			167356
LA22-008	TERREBONNE	LA	LAKE BOUDREAUX FIELD	STATE OF LOUISIANA #17968	PINNACLE RESOURCES INC.	11/17/2003			1167355
LA25-001-A001	TERREBONNE	LA	LAPEYROUSE FIELD	BLANCHE LECOMPTE KIRCHHOFF	PLACID OIL COMPANY	5/12/1949			81356
LA25-003-A056	TERREBONNE	LA	LAPEYROUSE FIELD	JEFFREY J. AUTHEMENT, ET AL	POLARIS EXPLORATION CORPORATION	4/5/2001			1094686
LA25-003-A057	TERREBONNE	LA	LAPEYROUSE FIELD	MADELINE B. KELLY	POLARIS EXPLORATION CORPORATION	4/16/2001			1100582
LA25-003-A058	TERREBONNE	LA	LAPEYROUSE FIELD	CHARLES E. CORLEY III	POLARIS EXPLORATION CORPORATION	4/19/2001			1098671
LA25-003-A059	TERREBONNE	LA	LAPEYROUSE FIELD	BRIAN J. DEFELICE, ET AL	POLARIS EXPLORATION CORPORATION	4/23/2001			1113644
LA25-003-A060	TERREBONNE	LA	LAPEYROUSE FIELD	LOTTIE A. BLANCHARD	POLARIS EXPLORATION CORPORATION	5/14/2001			1106615
LA25-003-A061	TERREBONNE	LA	LAPEYROUSE FIELD	JUNE PICOU DAVIS, ET AL	POLARIS EXPLORATION CORPORATION	5/17/2001			1100578
LA25-003-A062	TERREBONNE	LA	LAPEYROUSE FIELD	MARGARET COUSINS	POLARIS EXPLORATION CORPORATION	11/13/2001			1110091
LA25-003-A063	TERREBONNE	LA	LAPEYROUSE FIELD	EVELLA B. CHAMPAGNE	POLARIS EXPLORATION CORPORATION	12/6/2001			1110402
LA25-003-A066	TERREBONNE	LA	LAPEYROUSE FIELD	WILLIAM K. WURZLOW, ET AL	POLARIS EXPLORATION CORPORATION	6/25/2003			1157182
LA25-003-A082	TERREBONNE	LA	LAPEYROUSE FIELD	IVAN F. AUTHEMENT, ET AL	POLARIS EXPLORATION CORPORATION	8/5/2004			1189434
LA25-003-A083	TERREBONNE	LA	LAPEYROUSE FIELD	JEFFREY J. AUTHEMENT	POLARIS EXPLORATION CORPORATION	8/25/2004	01892		1195133
LA25-004-A001	TERREBONNE	LA	LAPEYROUSE FIELD	KEARNEY MAHLER, ET AL	POLARIS EXPLORATION CORPORATION	10/19/2000			1083197
LA25-004-A002	TERREBONNE	LA	LAPEYROUSE FIELD	GENEVIEVE M. WATHEN	POLARIS EXPLORATION CORPORATION	1/3/2001			1092900
LA25-004-A003	TERREBONNE	LA	LAPEYROUSE FIELD	HENRY J. MARMANDE JR., ET AL	POLARIS EXPLORATION CORPORATION	1/3/2001			1087451
LA25-004-A004	TERREBONNE	LA	LAPEYROUSE FIELD	ST. MICHEL PLANTATION LLC	POLARIS EXPLORATION CORPORATION	1/11/2001			1087452
LA25-004-A005	TERREBONNE	LA	LAPEYROUSE FIELD	ALBERT JAMES MCCOMISKEY	POLARIS EXPLORATION CORPORATION	1/18/2001			1092902
LA25-004-A006	TERREBONNE	LA	LAPEYROUSE FIELD	KAREN BILLIOT	POLARIS EXPLORATION CORPORATION	11/20/2001			1110400
LA25-004-A007	TERREBONNE	LA	LAPEYROUSE FIELD	EMILE S. MARMANDE	POLARIS EXPLORATION CORPORATION	5/21/2002			1127697
LA25-004-A008	TERREBONNE	LA	LAPEYROUSE FIELD	JOSEPH G. DUPLANTIS	POLARIS EXPLORATION CORPORATION	5/4/2003			1149277
LA25-004-A009	TERREBONNE	LA	LAPEYROUSE FIELD	MARGARET L. MAHLER, ET AL	POLARIS EXPLORATION CORPORATION	11/1/2003			1167925
LA25-004-A010	TERREBONNE	LA	LAPEYROUSE FIELD	SAMUEL S. WALLACE TRUST	POLARIS EXPLORATION CORPORATION	11/20/2003			1167913
LA25-004-A011	TERREBONNE	LA	LAPEYROUSE FIELD	ANNA BELLE ANGERON, ET AL	CASTEX ENERGY INC.	4/13/2004			1187880
LA25-005-A001	TERREBONNE	LA	LAPEYROUSE FIELD	WILLIAM V. CONOVER II	POLARIS EXPLORATION CORPORATION	5/14/2001			1098670
LA25-005-A002	TERREBONNE	LA	LAPEYROUSE FIELD	ELIZABETH CONOVER AVERITT	POLARIS EXPLORATION CORPORATION	5/14/2001			1100577
LA25-005-A003	TERREBONNE	LA	LAPEYROUSE FIELD	LEILA F. FRAZIER	POLARIS EXPLORATION CORPORATION	10/23/2001			1113651
LA25-005-A004	TERREBONNE	LA	LAPEYROUSE FIELD	JANIS F. ALLEN	POLARIS EXPLORATION CORPORATION	10/23/2001			1113652
LA25-005-A005	TERREBONNE	LA	LAPEYROUSE FIELD	VINCENT BAILEY DORAN TRUST	POLARIS EXPLORATION CORPORATION	10/23/2001			1113653
LA25-005-A006	TERREBONNE	LA	LAPEYROUSE FIELD	MARY NAN DORAN TRUST	POLARIS EXPLORATION CORPORATION	5/13/2003			1153627
LA25-006-A001	TERREBONNE	LA	LAPEYROUSE FIELD	ROLAND J. LIRETTE JR.	POLARIS EXPLORATION CORPORATION	2/5/2001			1092890
LA25-006-A002	TERREBONNE	LA	LAPEYROUSE FIELD	VALLORIE ANN L. PARLBERG	POLARIS EXPLORATION CORPORATION	2/5/2001			1092891
LA25-006-A003	TERREBONNE	LA	LAPEYROUSE FIELD	MAGNUS LIRETTE, ET AL	POLARIS EXPLORATION CORPORATION	2/5/2001			1092894
LA25-006-A004	TERREBONNE	LA	LAPEYROUSE FIELD	CYNTHIA L. TRAHAN	POLARIS EXPLORATION CORPORATION	2/5/2001			1089745
LA25-006-A005	TERREBONNE	LA	LAPEYROUSE FIELD	CHARLES LIRETTE	POLARIS EXPLORATION CORPORATION	2/5/2001			1089744
LA25-006-A006	TERREBONNE	LA	LAPEYROUSE FIELD	SANDY BERGERON, ET AL	POLARIS EXPLORATION CORPORATION	9/25/2003			1165922
LA25-006-A007	TERREBONNE	LA	LAPEYROUSE FIELD	SARAH D. LAPEYROUSE, ET AL	POLARIS EXPLORATION CORPORATION	9/25/2003			1165923
LA25-006-A008	TERREBONNE	LA	LAPEYROUSE FIELD	GREGORY BERGERON	POLARIS EXPLORATION CORPORATION	9/25/2003			1170963
LA25-006-A009	TERREBONNE	LA	LAPEYROUSE FIELD	NORMAN AUTHEMENT, ET AL	POLARIS EXPLORATION CORPORATION	9/25/2003			1170964
LA25-006-A010	TERREBONNE	LA	LAPEYROUSE FIELD	LAUREN BERGERON	POLARIS EXPLORATION CORPORATION	9/25/2003			1180590
LA25-006-A011	TERREBONNE	LA	LAPEYROUSE FIELD	KATHLEEN D. LIRETTE, ET AL	POLARIS EXPLORATION CORPORATION	9/25/2003			1180591
LA25-006-A012	TERREBONNE	LA	LAPEYROUSE FIELD	KEITH BERGERON ET AL	POLARIS EXPLORATION CORPORATION	10/20/2004	01898		1198156
LA25-006-A013	TERREBONNE	LA	LAPEYROUSE FIELD	TERRY DUPREE ET AL	POLARIS EXPLORATION CORPORATION	10/20/2004	01898		1198155
LA25-006-A014	TERREBONNE	LA	LAPEYROUSE FIELD	NORTON LAPEYROUSE ET AL	POLARIS EXPLORATION CORPORATION	10/20/2004	01898		1198159
LA25-006-A015	TERREBONNE	LA	LAPEYROUSE FIELD	DELVIN J. FORET, JR, ET A	POLARIS EXPLORATION CORPORATION	10/20/2004	01898		1198160
LA25-006-A016	TERREBONNE	LA	LAPEYROUSE FIELD	LOIS DETIVEAUX QUINN, ET AL	POLARIS EXPLORATION CORPORATION	10/20/2004	01898		1198157
LA25-006-A017	TERREBONNE	LA	LAPEYROUSE FIELD	CHARLES L. MCDONALD, ET AL	POLARIS EXPLORATION CORPORATION	10/12/2004	01892		1195137
LA25-006-A018	TERREBONNE	LA	LAPEYROUSE FIELD	LOIS DETIVEAUX STURGIS	POLARIS EXPLORATION CORPORATION	10/20/2004	01904		1201616

Exhibit “A”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Lease Agreements

LEASE NO.	PARISH/COUNTY	STATE	ONSHORE FIELD	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	REFERENCE
LA25-006-A019	TERREBONNE	LA	LAPEYROUSE FIELD	WENDY ALLEN, ET AL	POLARIS EXPLORATION CORPORATION	10/20/2004	01896		1198158
LA25-006-A020	TERREBONNE	LA	LAPEYROUSE FIELD	LLOYD PROSPERIE	POLARIS EXPLORATION CORPORATION	10/20/2004	01903		1201612
LA25-006-A021	TERREBONNE	LA	LAPEYROUSE FIELD	VIRA DETIVEAUX	POLARIS EXPLORATION CORPORATION	10/20/2004	01903		1201615
LA25-007-A001	TERREBONNE	LA	LAPEYROUSE FIELD	DORIS NELTON PRESTENBACH	POLARIS EXPLORATION CORPORATION	6/11/2001			1100579
LA25-007-A002	TERREBONNE	LA	LAPEYROUSE FIELD	ANITA T. PICOU, ET AL	POLARIS EXPLORATION CORPORATION	6/27/2001			1100576
LA25-007-A003	TERREBONNE	LA	LAPEYROUSE FIELD	MICHAEL LEBLANC	POLARIS EXPLORATION CORPORATION	6/27/2001			1100581
LA25-007-A004	TERREBONNE	LA	LAPEYROUSE FIELD	ROBERT PICOU	POLARIS EXPLORATION CORPORATION	6/27/2001			1100575
LA25-007-A005	TERREBONNE	LA	LAPEYROUSE FIELD	MAGNUS A. LEBLANC, ET AL	POLARIS EXPLORATION CORPORATION	6/27/2001			1100580
LA25-007-A006	TERREBONNE	LA	LAPEYROUSE FIELD	PERCY ACOSTA JR., ET AL	POLARIS EXPLORATION CORPORATION	6/27/2001			1106617
LA25-007-A007	TERREBONNE	LA	LAPEYROUSE FIELD	FLOYD ANTHONY PRICE, ET AL	POLARIS EXPLORATION CORPORATION	7/27/2001			1106620
LA25-007-A008	TERREBONNE	LA	LAPEYROUSE FIELD	DAVID LLOYD PELLEGRIN, ET AL	POLARIS EXPLORATION CORPORATION	7/27/2001			1106618
LA25-007-A009	TERREBONNE	LA	LAPEYROUSE FIELD	SYLVIA P. STRIKLEATHER	POLARIS EXPLORATION CORPORATION	7/27/2001			1106616
LA25-007-A010	TERREBONNE	LA	LAPEYROUSE FIELD	KENNETH RHODES, ET AL	POLARIS EXPLORATION CORPORATION	8/13/2001			1110093
LA25-007-A011	TERREBONNE	LA	LAPEYROUSE FIELD	RYAN PICOU, ET AL	POLARIS EXPLORATION CORPORATION	8/13/2001			1106619
LA25-007-A012	TERREBONNE	LA	LAPEYROUSE FIELD	KERMIT WURZLOW, ET AL	POLARIS EXPLORATION CORPORATION	10/15/2001			1110408
LA25-007-A013	TERREBONNE	LA	LAPEYROUSE FIELD	ERROL DUPLANTIS	POLARIS EXPLORATION CORPORATION	11/15/2001			1110092
LA25-007-A014	TERREBONNE	LA	LAPEYROUSE FIELD	PAULINE MARTIN	POLARIS EXPLORATION CORPORATION	4/3/2002			1120669
LA25-007-A015	TERREBONNE	LA	LAPEYROUSE FIELD	LELAND L. BABIN	POLARIS EXPLORATION CORPORATION	7/23/2003			1158738
LA25-007-A016	TERREBONNE	LA	LAPEYROUSE FIELD	JOHN JOSEPH PICOU	POLARIS EXPLORATION CORPORATION	7/23/2003			1170971
LA25-007-A017	TERREBONNE	LA	LAPEYROUSE FIELD	CAROLINE GURGANUS	POLARIS EXPLORATION CORPORATION	8/18/2003			1158739
LA25-007-A018	TERREBONNE	LA	LAPEYROUSE FIELD	OUIDA D. DUPRE	POLARIS EXPLORATION CORPORATION	8/18/2003			1161628
LA25-007-A019	TERREBONNE	LA	LAPEYROUSE FIELD	DONOVAN BABIN	POLARIS EXPLORATION CORPORATION	8/18/2003			1161627
LA25-007-A020	TERREBONNE	LA	LAPEYROUSE FIELD	BARRY BABIN	POLARIS EXPLORATION CORPORATION	8/18/2003			1161626
LA25-007-A021	TERREBONNE	LA	LAPEYROUSE FIELD	JULES LEBLANC	POLARIS EXPLORATION CORPORATION	8/18/2003			1165924
LA25-007-A022	TERREBONNE	LA	LAPEYROUSE FIELD	DELVIN BABIN JR.	POLARIS EXPLORATION CORPORATION	8/18/2003			1165925
LA25-007-A023	TERREBONNE	LA	LAPEYROUSE FIELD	JANICE BABIN AVET	POLARIS EXPLORATION CORPORATION	8/18/2003			1165926
LA25-007-A024	TERREBONNE	LA	LAPEYROUSE FIELD	KARLA M. BABIN	POLARIS EXPLORATION CORPORATION	8/18/2003			1165927
LA25-007-A025	TERREBONNE	LA	LAPEYROUSE FIELD	PAULINE MARTIN	POLARIS EXPLORATION CORPORATION	8/18/2003			1161631
LA25-007-A026	TERREBONNE	LA	LAPEYROUSE FIELD	MILTON J. PITRE SR., ET UX	POLARIS EXPLORATION CORPORATION	8/18/2003			1161630
LA25-007-A027	TERREBONNE	LA	LAPEYROUSE FIELD	ALFRED P. PRESTENBACH, ET UX	POLARIS EXPLORATION CORPORATION	8/18/2003			1161629
LA25-007-A028	TERREBONNE	LA	LAPEYROUSE FIELD	MARY BABIN	POLARIS EXPLORATION CORPORATION	8/18/2003			1170966
LA25-007-A029	TERREBONNE	LA	LAPEYROUSE FIELD	THEODORE DRYDEN SR., ET AL	POLARIS EXPLORATION CORPORATION	8/18/2003			1170967
LA25-007-A030	TERREBONNE	LA	LAPEYROUSE FIELD	EDWARD PICOU III, ET AL	POLARIS EXPLORATION CORPORATION	8/18/2003			1170968
LA25-007-A031	TERREBONNE	LA	LAPEYROUSE FIELD	THELMA FORET, ET AL	POLARIS EXPLORATION CORPORATION	8/18/2003			1170969
LA25-007-A032	TERREBONNE	LA	LAPEYROUSE FIELD	DOUBLE R. TOWING INC.	POLARIS EXPLORATION CORPORATION	8/18/2003			1170972
LA25-007-A033	TERREBONNE	LA	LAPEYROUSE FIELD	WALLY PICOU HEIRS LLC	POLARIS EXPLORATION CORPORATION	8/18/2003			1170965
LA25-007-A034	TERREBONNE	LA	LAPEYROUSE FIELD	WILLIAM C. MUSTER	POLARIS EXPLORATION CORPORATION	8/18/2003			1170970
LA25-007-A035	TERREBONNE	LA	LAPEYROUSE FIELD	DAVID J. TEMPLET, ET UX	POLARIS EXPLORATION CORPORATION	8/18/2003			1178127
LA25-007-A036	TERREBONNE	LA	LAPEYROUSE FIELD	CRAIG DUPLANTIS, ET AL	POLARIS EXPLORATION CORPORATION	8/18/2003			1178130
LA25-007-A037	TERREBONNE	LA	LAPEYROUSE FIELD	HUBERT JOSEPH DUPRE JR.	POLARIS EXPLORATION CORPORATION	8/18/2003			1178129
LA25-007-A038	TERREBONNE	LA	LAPEYROUSE FIELD	KEITH S. LEBLANC	POLARIS EXPLORATION CORPORATION	8/18/2003			1175209
LA25-007-A039	TERREBONNE	LA	LAPEYROUSE FIELD	CLARENCE FORET JR.	POLARIS EXPLORATION CORPORATION	8/18/2003			1175210
LA25-007-A040	TERREBONNE	LA	LAPEYROUSE FIELD	WINNIE PICOU THIBODEAUX, ET AL	CASTEX ENERGY INC.	4/3/2004			1186193
LA25-007-A041	TERREBONNE	LA	LAPEYROUSE FIELD	ETHEL L. AVANT	CASTEX ENERGY INC.	4/3/2004			1186191
LA25-007-A042	TERREBONNE	LA	LAPEYROUSE FIELD	LESTER A. BABIN, ET AL	CASTEX ENERGY INC.	4/3/2004			1186192
LA25-007-A043	TERREBONNE	LA	LAPEYROUSE FIELD	DENISE L. FREEMAN	CASTEX ENERGY INC.	4/3/2004			1186186
LA25-007-A044	TERREBONNE	LA	LAPEYROUSE FIELD	SHARLENE P. RACCA	CASTEX ENERGY INC.	4/3/2004			1186187
LA25-007-A045	TERREBONNE	LA	LAPEYROUSE FIELD	WAYNE T. PICOU	CASTEX ENERGY INC.	4/3/2004			1186185
LA25-007-A046	TERREBONNE	LA	LAPEYROUSE FIELD	DANIEL J. PICOU	CASTEX ENERGY INC.	4/3/2004			1186184
LA25-007-A047	TERREBONNE	LA	LAPEYROUSE FIELD	TERRY P. PICOU	CASTEX ENERGY INC.	4/3/2004			1186189
LA25-007-A048	TERREBONNE	LA	LAPEYROUSE FIELD	HAZEL PICOU JONES	CASTEX ENERGY INC.	4/3/2004			1186188
LA25-007-A049	TERREBONNE	LA	LAPEYROUSE FIELD	MARIE L. NEVINS	CASTEX ENERGY INC.	4/3/2004			1186190
LA25-008	TERREBONNE	LA	LAPEYROUSE FIELD	A.M. DUPONT CORPORATION	POLARIS EXPLORATION CORPORATION	10/2/2001			1106189
LA25-009-A001	TERREBONNE	LA	LAPEYROUSE FIELD	DAVID A. STOUFLET JR.	POLARIS EXPLORATION CORPORATION	10/1/2001			1110392
LA25-009-A002	TERREBONNE	LA	LAPEYROUSE FIELD	NEWLYN S. HENRY	POLARIS EXPLORATION CORPORATION	10/1/2001			1110393
LA25-009-A003	TERREBONNE	LA	LAPEYROUSE FIELD	NAULY BLANCHARD	POLARIS EXPLORATION CORPORATION	10/24/2001			1110391

Exhibit “A”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Lease Agreements

LEASE NO.	PARISH/COUNTY	STATE	ONSHORE FIELD	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	REFERENCE
LA25-009-A004	TERREBONNE	LA	LAPEYROUSE FIELD	HYMAN A. HENRY	POLARIS EXPLORATION CORPORATION	12/1/2001			1110394
LA25-009-A005	TERREBONNE	LA	LAPEYROUSE FIELD	RUSSELL J. HENRY	POLARIS EXPLORATION CORPORATION	12/7/2001			1110395
LA25-009-A006	TERREBONNE	LA	LAPEYROUSE FIELD	ALBERTINE H. FONSECA	POLARIS EXPLORATION CORPORATION	12/7/2001			1110396
LA25-009-A007	TERREBONNE	LA	LAPEYROUSE FIELD	WILLIARD PAUL HENRY	POLARIS EXPLORATION CORPORATION	12/21/2001			1113645
LA25-009-A008	TERREBONNE	LA	LAPEYROUSE FIELD	MINUS BLANCHARD, ET AL	POLARIS EXPLORATION CORPORATION	5/4/2003			1153629
LA25-009-A009	TERREBONNE	LA	LAPEYROUSE FIELD	EDNA TRAHAN BREAUX, ET AL	POLARIS EXPLORATION CORPORATION	5/4/2003			1161618
LA25-009-A010	TERREBONNE	LA	LAPEYROUSE FIELD	DONALD TRAHAN, ET AL	POLARIS EXPLORATION CORPORATION	5/4/2003			1165921
LA25-009-A011	TERREBONNE	LA	LAPEYROUSE FIELD	ROSEMARY T. MCKINNEY, ET AL	POLARIS EXPLORATION CORPORATION	5/4/2003			1158734
LA25-009-A012	TERREBONNE	LA	LAPEYROUSE FIELD	APRIL BRUNET, ET AL	POLARIS EXPLORATION CORPORATION	5/4/2003			1167914
LA25-009-A013	TERREBONNE	LA	LAPEYROUSE FIELD	ROLAND THERIOT JR.	POLARIS EXPLORATION CORPORATION	5/4/2003			1172873
LA25-009-A014	TERREBONNE	LA	LAPEYROUSE FIELD	KATHLEEN BLANCHARD SCOTT, ET AL	POLARIS EXPLORATION CORPORATION	5/8/2003			1157184
LA25-009-A015	TERREBONNE	LA	LAPEYROUSE FIELD	PATRICIA B. SAMPEY, ET AL	POLARIS EXPLORATION CORPORATION	11/7/2003			1170961
LA25-009-A016	TERREBONNE	LA	LAPEYROUSE FIELD	NAISE THERIOT	POLARIS EXPLORATION CORPORATION	1/14/2004			1172874
LA25-009-A017	TERREBONNE	LA	LAPEYROUSE FIELD	MARY T. MEILAN, ET AL	POLARIS EXPLORATION CORPORATION	1/14/2004			1174567
LA25-009-A018	TERREBONNE	LA	LAPEYROUSE FIELD	CYRUS BLANCHARD	POLARIS EXPLORATION CORPORATION	1/15/2004			1170962
LA25-009-A019	TERREBONNE	LA	LAPEYROUSE FIELD	THOMAS GARY BABIN	CASTEX ENERGY, INC.	1/15/2005	1903		1201610
LA25-010-A001	TERREBONNE	LA	LAPEYROUSE FIELD	J.C. DUPONT INC.	POLARIS EXPLORATION CORPORATION	10/11/2001			1110405
LA25-010-A002	TERREBONNE	LA	LAPEYROUSE FIELD	KERMIT WURZLOW, ET AL	POLARIS EXPLORATION CORPORATION	10/15/2001			1110404
LA25-010-A003	TERREBONNE	LA	LAPEYROUSE FIELD	ROBIN W. MORGAN	POLARIS EXPLORATION CORPORATION	10/15/2001			987842
LA25-011-A001	TERREBONNE	LA	LAPEYROUSE FIELD	KERMIT WURZLOW, ET AL	POLARIS EXPLORATION CORPORATION	10/18/2001			1110101
LA25-011-A003	TERREBONNE	LA	LAPEYROUSE FIELD	JULES S. DUPONT	POLARIS EXPLORATION CORPORATION	10/24/2001			1110104
LA25-011-A006	TERREBONNE	LA	LAPEYROUSE FIELD	DENISE DICHARRY BELLANGER	POLARIS EXPLORATION CORPORATION	10/29/2001			1110103
LA25-011-A007	TERREBONNE	LA	LAPEYROUSE FIELD	LISA MARIE DONOVAN	POLARIS EXPLORATION CORPORATION	11/5/2001			1115509
LA25-011-A008	TERREBONNE	LA	LAPEYROUSE FIELD	JEAN ELLEN HUNT	POLARIS EXPLORATION CORPORATION	11/7/2001			1110094
LA25-011-A010	TERREBONNE	LA	LAPEYROUSE FIELD	PATRICIA M. COZZI	POLARIS EXPLORATION CORPORATION	11/8/2001			1110401
LA25-011-A011	TERREBONNE	LA	LAPEYROUSE FIELD	MARIAN MONTAGNE MCDADE	POLARIS EXPLORATION CORPORATION	11/9/2001			1110095
LA25-011-A012	TERREBONNE	LA	LAPEYROUSE FIELD	JEANETTE MONTAGNE MOTTY	POLARIS EXPLORATION CORPORATION	11/9/2001			1110096
LA25-011-A013	TERREBONNE	LA	LAPEYROUSE FIELD	JOHN F. MONTAGNE	POLARIS EXPLORATION CORPORATION	11/9/2001			1110097
LA25-011-A014	TERREBONNE	LA	LAPEYROUSE FIELD	MORGAN FAMILY PARTNERSHIP	POLARIS EXPLORATION CORPORATION	11/10/2001			1113647
LA25-011-A015	TERREBONNE	LA	LAPEYROUSE FIELD	FRANCIS FRENCH MOSS	POLARIS EXPLORATION CORPORATION	11/15/2001			1110099
LA25-011-A016	TERREBONNE	LA	LAPEYROUSE FIELD	ELEANOR HOLCOMBE ROY	POLARIS EXPLORATION CORPORATION	11/15/2001			1110105
LA25-011-A029	TERREBONNE	LA	LAPEYROUSE FIELD	CHRISTOPHER DICHARRY	EPL OF LOUISIANA, L.L.C.	4/13/2005	1939	728	1221915
LA25-011-A030	TERREBONNE	LA	LAPEYROUSE FIELD	JUDITH STEFFEN	EPL OF LOUISIANA, L.L.C.	2/28/2005	1912	605	1207498
LA25-012-A010	TERREBONNE	LA	LAPEYROUSE FIELD	KATHLEEN DEROACH LIRETTE, ET AL	POLARIS EXPLORATION CORPORATION	9/30/2004	01892		1195138
LA25-013-A001	TERREBONNE	LA	LAPEYROUSE FIELD	KERMIT WURZLOW, ET AL	POLARIS EXPLORATION CORPORATION	10/15/2001			1110406
LA25-013-A009	TERREBONNE	LA	LAPEYROUSE FIELD	ANN L. VOGT	EPL OF LOUISIANA, L.L.C.	3/10/2005	1912	599	1207497
LA25-015-A001	TERREBONNE	LA	LAPEYROUSE FIELD	KERMIT WURZLOW, ET AL	POLARIS EXPLORATION CORPORATION	10/24/2000			1085881
LA25-015-A002	TERREBONNE	LA	LAPEYROUSE FIELD	BRIAN EDMUND HARVEY ET AL	POLARIS EXPLORATION CORPORATION	9/9/2004	01888		1192636
LA25-015-A003	TERREBONNE	LA	LAPEYROUSE FIELD	ALLISON HARVEY BROWN , ET AL	POLARIS EXPLORATION CORPORATION	9/9/2004	01891		1194599
LA25-015-A004	TERREBONNE	LA	LAPEYROUSE FIELD	T. W. KLEINPETER, ET AL	POLARIS EXPLORATION CORPORATION	9/3/2004	01888		1192629
LA25-015-A005	TERREBONNE	LA	LAPEYROUSE FIELD	ROY PAT WINDHAM	POLARIS EXPLORATION CORPORATION	9/3/2004	01888		1192642
LA25-015-A006	TERREBONNE	LA	LAPEYROUSE FIELD	MAUDE LEIGH MANN	POLARIS EXPLORATION CORPORATION	11/16/2004	01900		1199536
LA25-016-A001	TERREBONNE	LA	LAPEYROUSE FIELD	KERMIT WURZLOW, ET AL	POLARIS EXPLORATION CORPORATION	10/15/2001			1110407
LA25-016-A002	TERREBONNE	LA	LAPEYROUSE FIELD	CLAIRE WURZLOW SHAW ESTATE, ET AL	POLARIS EXPLORATION CORPORATION	10/15/2001			989653
LA25-016-A005	TERREBONNE	LA	LAPEYROUSE FIELD	ELEANOR HOLCOMBE ROY	POLARIS EXPLORATION CORPORATION	1/15/2002			1115505
LA25-016-A006	TERREBONNE	LA	LAPEYROUSE FIELD	FRANCIS FRENCH MOSS	POLARIS EXPLORATION CORPORATION	1/15/2002			1115504
LA25-016-A007	TERREBONNE	LA	LAPEYROUSE FIELD	CLAUDIA D. BRAUD, ET AL	POLARIS EXPLORATION CORPORATION	1/15/2002			1115508
LA25-017-A021	TERREBONNE	LA	LAPEYROUSE FIELD	PATRICK H. YANCEY	JANUS EXPLORATION INC.	9/24/1997			1013948
LA25-017-A023	TERREBONNE	LA	LAPEYROUSE FIELD	HARVEY AUTHEMENT JR., ET AL	JANUS EXPLORATION INC.	11/19/1997			1015806
LA25-017-A024	TERREBONNE	LA	LAPEYROUSE FIELD	BRIDGET A. LEBOEUF, ET AL	JANUS EXPLORATION INC.	11/19/1997			1012432
LA25-017-A032	TERREBONNE	LA	LAPEYROUSE FIELD	DANIEL PAUL BABIN, ET AL	JANUS EXPLORATION INC.	1/22/1998			1015805
LA25-017-A033	TERREBONNE	LA	LAPEYROUSE FIELD	LOUIS JAMES FALGOUT, ET AL	JANUS EXPLORATION INC.	1/26/1998			1015807
LA25-017-A037	TERREBONNE	LA	LAPEYROUSE FIELD	LOIS HENRY THERIOT	POLARIS EXPLORATION CORPORATION	4/23/1999			1051026
LA25-017-A038	TERREBONNE	LA	LAPEYROUSE FIELD	JO ANN RUSSO CARLOS	POLARIS EXPLORATION CORPORATION	4/27/1999			1051022
LA25-017-A039	TERREBONNE	LA	LAPEYROUSE FIELD	JUDITH LEBLANC BONVILLIAN, ET AL	POLARIS EXPLORATION CORPORATION	4/30/1999			1060215
LA25-017-A040	TERREBONNE	LA	LAPEYROUSE FIELD	ELAINE M. AUTHEMENT	POLARIS EXPLORATION CORPORATION	4/30/1999			1051021

Exhibit “A”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Lease Agreements

LEASE NO.	PARISH/COUNTY	STATE	ONSHORE FIELD	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	REFERENCE
LA25-017-A094	TERREBONNE	LA	LAPEYROUSE FIELD	ARLEN B. CENAC JR.	POLARIS EXPLORATION CORPORATION	9/9/2000			1083851
LA25-017-A097	TERREBONNE	LA	LAPEYROUSE FIELD	PATRICK H. YANCEY	POLARIS EXPLORATION CORPORATION	1/18/2005	01911		1206557
LA25-017-A098	TERREBONNE	LA	LAPEYROUSE FIELD	LOIS HENNRY THERIOT, ET AL	POLARIS EXPLORATION CORPORATION	1/20/2005	01911		1206556
LA25-017-A099	TERREBONNE	LA	LAPEYROUSE FIELD	ROBERT A CENAC, ET AL	POLARIS EXPLORATION CORPORATION	1/18/2005	01911		1206555
LA25-017-A100	TERREBONNE	LA	LAPEYROUSE FIELD	SANDRA THERIOT MOSS, ET AL	POLARIS EXPLORATION CORPORATION	1/20/2005	01911		1206554
LA25-017-A101	TERREBONNE	LA	LAPEYROUSE FIELD	BELLA FORET SEVIN, ET AL	POLARIS EXPLORATION CORPORATION	1/20/2005	01911		1206553
LA25-017-A102	TERREBONNE	LA	LAPEYROUSE FIELD	TERRY PELLEGRIN, JR, ET AL	POLARIS EXPLORATION CORPORATION	1/20/2005	01911		1206552
LA25-017-A103	TERREBONNE	LA	LAPEYROUSE FIELD	JO ANN RUSSO CARLOS, ET AL	POLARIS EXPLORATION CORPORATION	1/20/2005	01909		1205076
LA25-017-A104	TERREBONNE	LA	LAPEYROUSE FIELD	CHARLES J. CENAC, ET AL	POLARIS EXPLORATION CORPORATION	1/20/2005	01909		1205073
LA25-017-A105	TERREBONNE	LA	LAPEYROUSE FIELD	OLIVE FALGOUT GAUTREAUX, ET AL	POLARIS EXPLORATION CORPORATION	1/20/2005	01909		1205072
LA25-017-A106	TERREBONNE	LA	LAPEYROUSE FIELD	URSULA BROWN BARTON, ET AL	POLARIS EXPLORATION CORPORATION	1/18/2005	01909		1205078
LA25-017-A107	TERREBONNE	LA	LAPEYROUSE FIELD	MATTHEW R. CENAC	POLARIS EXPLORATION CORPORATION	1/18/2005	01914		1208529
LA25-017-A108	TERREBONNE	LA	LAPEYROUSE FIELD	JENNIFER FORET BELANGER, ET AL	POLARIS EXPLORATION CORPORATION	1/18/2005	01916		1209887
LA25-017-A109	TERREBONNE	LA	LAPEYROUSE FIELD	GARY FRANCIS FALGOUT, ET AL	POLARIS EXPLORATION CORPORATION	1/20/2005	01916		1209891
LA25-017-A110	TERREBONNE	LA	LAPEYROUSE FIELD	PERRY AUTHEMENT, ET AL	POLARIS EXPLORATION CORPORATION	1/20/2005	01916		1209890
LA25-017-A111	TERREBONNE	LA	LAPEYROUSE FIELD	GENEVIEVE DUPLANTIS CHAUVIN, ET AL	POLARIS EXPLORATION CORPORATION	1/20/2005	01917		1209897
LA25-017-A112	TERREBONNE	LA	LAPEYROUSE FIELD	RAY DANIEL FALGOUT, JR, ET AL	POLARIS EXPLORATION CORPORATION	1/20/2005	01923		1213360
LA25-017-A113	TERREBONNE	LA	LAPEYROUSE FIELD	JEAN MARIE CENAC GUENIOT	POLARIS EXPLORATION CORPORATION	1/20/2005	01923		1213363
LA25-017-A114	TERREBONNE	LA	LAPEYROUSE FIELD	PHYLLIS MARIE KOCHIS	POLARIS EXPLORATION CORPORATION	5/23/2005	01923		1213361
LA25-017-A115	TERREBONNE	LA	LAPEYROUSE FIELD	RICHARD M. THERIOT	POLARIS EXPLORATION CORPORATION	5/23/2005	01923		1213362
LA25-017-A116	TERREBONNE	LA	LAPEYROUSE FIELD	KEM DOMANGUE, ET AL	POLARIS EXPLORATION CORPORATION	1/20/2005	01923		1213355
LA25-017-A117	TERREBONNE	LA	LAPEYROUSE FIELD	BONNIE JEAN BOURG	POLARIS EXPLORATION CORPORATION	1/18/2005	01904		1201617
LA25-017-A118	TERREBONNE	LA	LAPEYROUSE FIELD	RUBY H. NEAL	POLARIS EXPLORATION CORPORATION	1/18/2005	01904		1201618
LA25-017-A119	TERREBONNE	LA	LAPEYROUSE FIELD	EMMA CENAC MORRIS	POLARIS EXPLORATION CORPORATION	1/18/2005	01904		1201619
LA25-018-A001	TERREBONNE	LA	LAPEYROUSE FIELD	ELCEDIE MARIE LEBLANC, ET AL	POLARIS EXPLORATION CORPORATION	10/28/1999			1053728
LA25-020-A001	TERREBONNE	LA	LAPEYROUSE FIELD	WILBERT BERNARD ESCHETE JR., ET AL	JANUS EXPLORATION INC.	11/24/1997			1013951
LA25-021-A001	TERREBONNE	LA	LAPEYROUSE FIELD	PHILIP A. LOTTINGER	POLARIS EXPLORATION CORPORATION	2/20/2002			1120667
LA25-022-A001	TERREBONNE	LA	LAPEYROUSE FIELD	EROUS L. ESCHETE, ET AL	POLARIS EXPLORATION CORPORATION	1/29/2002			1122510
LA25-022-A002	TERREBONNE	LA	LAPEYROUSE FIELD	CHARLOTTE REDING GUIDRY, ET AL	POLARIS EXPLORATION CORPORATION	3/22/2002			1122511
LA25-022-A003	TERREBONNE	LA	LAPEYROUSE FIELD	CAROL HEBERT HEYLIGER	POLARIS EXPLORATION CORPORATION	6/12/2002			1127696
LA25-022-A004	TERREBONNE	LA	LAPEYROUSE FIELD	ROSELYN HEBERT RUSH	POLARIS EXPLORATION CORPORATION	6/12/2002			1127695
LA25-022-A005	TERREBONNE	LA	LAPEYROUSE FIELD	SHAWN MICHELLE HEBERT HALE	POLARIS EXPLORATION CORPORATION	6/12/2002			1127694
LA25-022-A006	TERREBONNE	LA	LAPEYROUSE FIELD	CECILIA REDING LEDET	POLARIS EXPLORATION CORPORATION	6/12/2002			1127693
LA25-022-A007	TERREBONNE	LA	LAPEYROUSE FIELD	ESCHETE IRREVOCABLE TRUST	POLARIS EXPLORATION CORPORATION	6/12/2002			1127692
LA25-022-A008	TERREBONNE	LA	LAPEYROUSE FIELD	LISA MELANCON HOWARD, ET AL	POLARIS EXPLORATION CORPORATION	9/24/2003			1165929
LA25-022-A009	TERREBONNE	LA	LAPEYROUSE FIELD	JAMES LYLE, ET AL	POLARIS EXPLORATION CORPORATION	9/24/2003			1161624
LA25-022-A010	TERREBONNE	LA	LAPEYROUSE FIELD	DONALD P. ESCHETE	POLARIS EXPLORATION CORPORATION	9/24/2003			1161623
LA25-022-A011	TERREBONNE	LA	LAPEYROUSE FIELD	ALLEN J. MARIE	CASTEX ENERGY INC.	12/10/2003			1167912
LA25-022-A012	TERREBONNE	LA	LAPEYROUSE FIELD	NORA SAVIN ESCHETE, ET AL	CASTEX ENERGY INC.	1/15/2004			1172876
LA25-023-A001	TERREBONNE	LA	LAPEYROUSE FIELD	ALVIN PINELL, ET AL	POLARIS EXPLORATION CORPORATION	3/12/2002			1122508
LA25-023-A002	TERREBONNE	LA	LAPEYROUSE FIELD	NELWYN STOUFFLET HENRY, ET AL	POLARIS EXPLORATION CORPORATION	4/24/2003			1149274
LA25-023-A003	TERREBONNE	LA	LAPEYROUSE FIELD	MARIE DUBOIS VOISIN	POLARIS EXPLORATION CORPORATION	4/27/2003			1149275
LA25-023-A004	TERREBONNE	LA	LAPEYROUSE FIELD	ROBERT DOUGLAS SMITH JR., ET AL	POLARIS EXPLORATION CORPORATION	5/4/2003			1158745
LA25-023-A005	TERREBONNE	LA	LAPEYROUSE FIELD	MINUS BLANCHARD, ET AL	POLARIS EXPLORATION CORPORATION	5/4/2003			1127694
LA25-023-A006	TERREBONNE	LA	LAPEYROUSE FIELD	TOMMY RAE SMITH BOURQUE, ET AL	POLARIS EXPLORATION CORPORATION	5/4/2003			1157177
LA25-023-A007	TERREBONNE	LA	LAPEYROUSE FIELD	ANNA D. SMITH GABRIELSE, ET AL	POLARIS EXPLORATION CORPORATION	5/4/2003			1161619
LA25-023-A008	TERREBONNE	LA	LAPEYROUSE FIELD	LISA DUBOIS LEBOEUF, ET AL	POLARIS EXPLORATION CORPORATION	5/4/2003			1172875
LA25-023-A009	TERREBONNE	LA	LAPEYROUSE FIELD	DERRELL SCOTT	POLARIS EXPLORATION CORPORATION	5/4/2003			1187869
LA25-023-A010	TERREBONNE	LA	LAPEYROUSE FIELD	ESTATE OF PIERRE DUBOIS	POLARIS EXPLORATION CORPORATION	5/15/2003			1165918
LA25-023-A011	TERREBONNE	LA	LAPEYROUSE FIELD	NYRA CHAUVIN BOUDREAUX, ET AL	POLARIS EXPLORATION CORPORATION	5/15/2003			1167910
LA25-023-A012	TERREBONNE	LA	LAPEYROUSE FIELD	RAYMOND CHAUVIN	POLARIS EXPLORATION CORPORATION	2/19/2004			1174571
LA25-023-A013	TERREBONNE	LA	LAPEYROUSE FIELD	COY D. FRISBEE	POLARIS EXPLORATION CORPORATION	2/19/2004			1175215
LA25-023-A014	TERREBONNE	LA	LAPEYROUSE FIELD	SUSAN DUBOIS BILLIOT	CASTEX ENERGY, INC.	2/7/2005	1903		1201611
LA25-023-A015	TERREBONNE	LA	LAPEYROUSE FIELD	PAULA CHAUVIN OLIVIER	EPL OF LOUISIANA, L.L.C.	11/15/2005	1946	474	1225329
LA25-025-A003	TERREBONNE	LA	LAPEYROUSE FIELD	PAUL J. THERIOT	KEN SAVAGE & ASSOCIATES INC.	9/25/1996			985911
LA25-025-A004	TERREBONNE	LA	LAPEYROUSE FIELD	MARIE SAVOIE FAZZIO	KEN SAVAGE & ASSOCIATES INC.	9/25/1996			985910

Exhibit “A”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Lease Agreements

LEASE NO.	PARISH/COUNTY	STATE	ONSHORE FIELD	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	REFERENCE
LA25-025-A005	TERREBONNE	LA	LAPEYROUSE FIELD	ALMA LEBOEUF THERIOT	KEN SAVAGE & ASSOCIATES INC.	9/25/1996			988206
LA25-025-A006	TERREBONNE	LA	LAPEYROUSE FIELD	GARY JOSEPH LEBOEUF	KEN SAVAGE & ASSOCIATES INC.	9/25/1996			988207
LA25-025-A013	TERREBONNE	LA	LAPEYROUSE FIELD	EUGENE J. NAQUIN	POLARIS EXPLORATION CORPORATION	12/6/2000			1089738
LA25-025-A014	TERREBONNE	LA	LAPEYROUSE FIELD	A. ST. MARTIN CO. LTD.	POLARIS EXPLORATION CORPORATION	4/26/2001			1098272
LA25-025-A015	TERREBONNE	LA	LAPEYROUSE FIELD	GWENDOLYN L. SHEFFIELD	POLARIS EXPLORATION CORPORATION	6/30/2006	01987		1245668
LA25-026-A001	TERREBONNE	LA	LAPEYROUSE FIELD	CONNELY J. & YVONNE DUPLANTIS	KEN SAVAGE & ASSOCIATES INC.	9/24/1996			988433
LA25-026-A002	TERREBONNE	LA	LAPEYROUSE FIELD	JOYCE LAPEYROUSE	KEN SAVAGE & ASSOCIATES INC.	9/24/1996			988732
LA25-026-A012	TERREBONNE	LA	LAPEYROUSE FIELD	PAULA PORCHE RICHE, ET AL	KEN SAVAGE & ASSOCIATES INC.	9/24/1999			1057094
LA25-026-A013	TERREBONNE	LA	LAPEYROUSE FIELD	GLYNN P. PICOU, ET AL	KEN SAVAGE & ASSOCIATES INC.	9/24/1999			1057098
LA25-026-A014	TERREBONNE	LA	LAPEYROUSE FIELD	CYRIL T. HELLIER, ET AL	POLARIS EXPLORATION CORPORATION	1/27/2000			1064055
LA25-026-A015	TERREBONNE	LA	LAPEYROUSE FIELD	MORRIS A. LOTTINGER JR., ET AL	POLARIS EXPLORATION CORPORATION	4/16/2000			1073707
LA25-026-A017	TERREBONNE	LA	LAPEYROUSE FIELD	CYRIL ANN HELLIER, ET AL	POLARIS EXPLORATION CORPORATION	12/20/04	01898		1198152
LA25-026-A018	TERREBONNE	LA	LAPEYROUSE FIELD	JIMMY JOHN LANDRY ET AL	POLARIS EXPLORATION CORPORATION				1239330
LA25-026-A019	TERREBONNE	LA	LAPEYROUSE FIELD	GERALD PAUL LANDRY	POLARIS EXPLORATION CORPORATION				1240917
LA25-026-A020	TERREBONNE	LA	LAPEYROUSE FIELD	WILLMENT A. LAPEYROUSE ET AL	POLARIS EXPLORATION CORPORATION	2/16/2005			1206762
LA25-029-A002	TERREBONNE	LA	LAPEYROUSE FIELD	JOSEPH G. BEO JR.	KEN SAVAGE & ASSOCIATES INC.	9/19/1996			988439
LA25-029-A003	TERREBONNE	LA	LAPEYROUSE FIELD	DON L. STEWART	POLARIS EXPLORATION CORPORATION	11/27/2000			1089751
LA25-029-A010	TERREBONNE	LA	LAPEYROUSE FIELD	DAVID CAMBRE, ET AL	POLARIS EXPLORATION CORPORATION	2/23/2005			1205077
LA25-030-A001	TERREBONNE	LA	LAPEYROUSE FIELD	ALMA LEBOEUF THERIOT	KEN SAVAGE & ASSOCIATES INC.	9/25/1996			988222
LA25-030-A002	TERREBONNE	LA	LAPEYROUSE FIELD	DONALD P. ESCHETE, ET UX	KEN SAVAGE & ASSOCIATES INC.	9/25/1996			988217
LA25-030-A003	TERREBONNE	LA	LAPEYROUSE FIELD	GARY JOSEPH LEBOEUF	KEN SAVAGE & ASSOCIATES INC.	9/25/1996			988218
LA25-030-A004	TERREBONNE	LA	LAPEYROUSE FIELD	MARIE SAVOIE FAZZIO	KEN SAVAGE & ASSOCIATES INC.	9/25/1996			985916
LA25-030-A005	TERREBONNE	LA	LAPEYROUSE FIELD	PAUL J. THERIOT	KEN SAVAGE & ASSOCIATES INC.	9/25/1996			985917
LA25-030-A006	TERREBONNE	LA	LAPEYROUSE FIELD	BETTY R. SAVOIE	KEN SAVAGE & ASSOCIATES INC.	10/9/1996			988221
LA25-030-A007	TERREBONNE	LA	LAPEYROUSE FIELD	JUDITH N. CHARRIER, ET AL	KEN SAVAGE & ASSOCIATES INC.	10/28/1996			988219
LA25-030-A008	TERREBONNE	LA	LAPEYROUSE FIELD	EROUS L. EXCHETE, ET UX	POLARIS EXPLORATION CORPORATION	10/29/1998			1032953
LA25-030-A009	TERREBONNE	LA	LAPEYROUSE FIELD	ALLEN JOSEPH MARIE, ET AL	KEN SAVAGE & ASSOCIATES INC.	10/28/1999			1057099
LA25-030-A010	TERREBONNE	LA	LAPEYROUSE FIELD	ELCEDIE MARIE LEBLANC	POLARIS EXPLORATION CORPORATION	10/28/1999			1057096
LA25-030-A011	TERREBONNE	LA	LAPEYROUSE FIELD	WALTER J. ESCHETE, ET AL	KEN SAVAGE & ASSOCIATES INC.	10/28/1999			988216
LA25-030-A012	TERREBONNE	LA	LAPEYROUSE FIELD	TRE INVESTMENTS	KEN SAVAGE & ASSOCIATES INC.	4/1/2001			994193
LA25-030-A013	TERREBONNE	LA	LAPEYROUSE FIELD	ALLISON HARVEY BROWN, ET AL	POLARIS EXPLORATION CORPORATION	8/30/2004	01891		1194598
LA25-030-A014	TERREBONNE	LA	LAPEYROUSE FIELD	WILLIAM K. WURZLOW, ET AL	POLARIS EXPLORATION CORPORATION	8/30/2004	01888		1192637
LA25-030-A015	TERREBONNE	LA	LAPEYROUSE FIELD	SYDNEY ANN BUCK DOMANGUE., ET AL	POLARIS EXPLORATION CORPORATION	8/30/2004	01892		1195134
LA25-031-A001	TERREBONNE	LA	LAPEYROUSE FIELD	STATE OF LOUISIANA #17895	CASTEX ENERGY 1995 LP	9/15/2003			1161468
LA25-031-A002	TERREBONNE	LA	LAPEYROUSE FIELD	APACHE LOUISIANA MINERALS INC.	CASTEX ENERGY 1995 LP	11/7/2003			1199007
LA25-032-A001	TERREBONNE	LA	LAPEYROUSE FIELD	ELTON A. DARSEY	CASTEX ENERGY INC.	1/12/2004			1171507
LA25-032-A002	TERREBONNE	LA	LAPEYROUSE FIELD	WILLIAM K. WURZLOW, ET AL	CASTEX ENERGY INC.	1/18/2004			1171506
LA25-032-A003	TERREBONNE	LA	LAPEYROUSE FIELD	CHRISTINA B. HARVEY DAIGLE	CASTEX ENERGY INC.	1/18/2004			1171515
LA25-032-A004	TERREBONNE	LA	LAPEYROUSE FIELD	ALBERT D. HARVEY III	CASTEX ENERGY INC.	1/19/2004			1179110
LA25-032-A005	TERREBONNE	LA	LAPEYROUSE FIELD	ALLISON HARVEY BROWN	CASTEX ENERGY INC.	1/19/2004			1179111
LA25-032-A006	TERREBONNE	LA	LAPEYROUSE FIELD	CARL COLLIER HARVEY	CASTEX ENERGY INC.	1/19/2004			1179109
LA25-032-A007	TERREBONNE	LA	LAPEYROUSE FIELD	CHARLES J. LIRETTE	CASTEX ENERGY INC.	1/30/2004			1171516
LA25-032-A008	TERREBONNE	LA	LAPEYROUSE FIELD	CYNTHIA LIRETTE TRAHAN	CASTEX ENERGY INC.	1/30/2004			1171518
LA25-032-A009	TERREBONNE	LA	LAPEYROUSE FIELD	RUFFIN HENRY, ET AL	CASTEX ENERGY INC.	1/31/2004			1171509
LA25-032-A010	TERREBONNE	LA	LAPEYROUSE FIELD	MAGNUS LIRETTE, ET AL	CASTEX ENERGY INC.	1/31/2004			1171510
LA25-032-A011	TERREBONNE	LA	LAPEYROUSE FIELD	KATHLEEN D. LIRETTE, ET AL	CASTEX ENERGY INC.	1/31/2004			1171513
LA25-032-A012	TERREBONNE	LA	LAPEYROUSE FIELD	VALLORIE ANN L. PARLBERG	CASTEX ENERGY INC.	2/5/2004			1171517
LA25-032-A013	TERREBONNE	LA	LAPEYROUSE FIELD	ROLAND J. LIRETTE JR.	CASTEX ENERGY INC.	2/5/2004			1171519
LA25-032-A014	TERREBONNE	LA	LAPEYROUSE FIELD	THOMAS J. PICOU, ET AL	CASTEX ENERGY INC.	3/19/2004			1171514
LA25-032-A015	TERREBONNE	LA	LAPEYROUSE FIELD	LERYES J. USIE, ET AL	CASTEX ENERGY INC.	3/19/2004			1171511
LA25-032-A016	TERREBONNE	LA	LAPEYROUSE FIELD	BOBBY J. PICOU SR.	CASTEX ENERGY INC.	3/19/2004			1171508
LA25-032-A017	TERREBONNE	LA	LAPEYROUSE FIELD	DANNY P. CHAMPAGNE, ET AL	CASTEX ENERGY INC.	3/22/2004			1171512
LA25-033-A001	TERREBONNE	LA	LAPEYROUSE FIELD	WILLIAM V. CONOVER II	CASTEX ENERGY INC.	9/25/2003			1161612
LA25-036-A001	TERREBONNE	LA	LAPEYROUSE FIELD	CARROLL A. ESCHETE, ET AL	POLARIS EXPLORATION CORPORATION	8/5/2003			1158735
LA25-036-A002	TERREBONNE	LA	LAPEYROUSE FIELD	LISA LEBLANC HOWARD	POLARIS EXPLORATION CORPORATION	8/5/2003			1167911
LA25-036-A003	TERREBONNE	LA	LAPEYROUSE FIELD	ARTHUR A. ESCHETE, ET AL	POLARIS EXPLORATION CORPORATION	8/5/2003			1169343

Exhibit “A”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Lease Agreements

LEASE NO.	PARISH/COUNTY	STATE	ONSHORE FIELD	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	REFERENCE
LA25-036-A004	TERREBONNE	LA	LAPEYROUSE FIELD	CONSTANCE B. SCHEER	POLARIS EXPLORATION CORPORATION	8/6/2003			1158741
LA25-036-A005	TERREBONNE	LA	LAPEYROUSE FIELD	YVONNE P. CUNEO, ET AL	POLARIS EXPLORATION CORPORATION	8/6/2003			1157187
LA25-036-A006	TERREBONNE	LA	LAPEYROUSE FIELD	JOANN CHAMPAGNE LEBOEUF	POLARIS EXPLORATION CORPORATION	8/6/2003			1157189
LA25-036-A007	TERREBONNE	LA	LAPEYROUSE FIELD	LEROY CHAMPAGNE	POLARIS EXPLORATION CORPORATION	8/6/2003			1157190
LA25-036-A008	TERREBONNE	LA	LAPEYROUSE FIELD	CARLO J. CUNEO, ET AL	POLARIS EXPLORATION CORPORATION	8/6/2003			1161621
LA25-036-A009	TERREBONNE	LA	LAPEYROUSE FIELD	KATHLEEN M. CUNEO	POLARIS EXPLORATION CORPORATION	8/7/2003			1158740
LA25-036-A010	TERREBONNE	LA	LAPEYROUSE FIELD	WILSON A. CUNEO JR., ET AL	POLARIS EXPLORATION CORPORATION	8/7/2003			1157188
LA25-036-A011	TERREBONNE	LA	LAPEYROUSE FIELD	FAY L. HALL, ET AL	POLARIS EXPLORATION CORPORATION	8/8/2003			1161622
LA25-036-A012	TERREBONNE	LA	LAPEYROUSE FIELD	THOMAS ESCHETE	POLARIS EXPLORATION CORPORATION	11/11/2005	01957		1230630
LA25-036-A013	TERREBONNE	LA	LAPEYROUSE FIELD	KRIS ESCHETE	POLARIS EXPLORATION CORPORATION				1232915
LA25-036-A014	TERREBONNE	LA	LAPEYROUSE FIELD	DANIEL CUNEO	POLARIS EXPLORATION CORPORATION	07/27/06			1249219
LA25-036-A015	TERREBONNE	LA	LAPEYROUSE FIELD	DIANNE A. GOODROW, ET AL	POLARIS EXPLORATION CORPORATION	07/13/06	01987		1245669
LA25-036-A016	TERREBONNE	LA	LAPEYROUSE FIELD	WALTER LEBLANC, ET AL	POLARIS EXPLORATION CORPORATION	07/27/06	01987		1245670
LA25-036-A017	TERREBONNE	LA	LAPEYROUSE FIELD	DONALD WAGUESPACK, ET AL	POLARIS EXPLORATION CORPORATION	07/27/06	01987		1245666
LA25-038	TERREBONNE	LA	LAPEYROUSE FIELD	KIRCHHOFF LAND NO. 8 LLC, ET AL	POLARIS EXPLORATION CORPORATION	8/1/2003			1161615
LA25-039-A001	TERREBONNE	LA	LAPEYROUSE FIELD	WILSIE J. PICOU JR.	CASTEX ENERGY INC.	12/3/2003			1179106
LA25-039-A002	TERREBONNE	LA	LAPEYROUSE FIELD	SIDNEY J. POSECAI, ET AL	CASTEX ENERGY INC.	12/3/2003			1179108
LA25-039-A003	TERREBONNE	LA	LAPEYROUSE FIELD	CORRINE LAPEYROUSE CARBONE, ET AL	CASTEX ENERGY INC.	12/10/2003			1179107
LA25-039-A004	TERREBONNE	LA	LAPEYROUSE FIELD	NOLAN L. LAPEYROUSE, ET AL	CASTEX ENERGY INC.	5/28/2004			1186345
LA25-039-A005	TERREBONNE	LA	LAPEYROUSE FIELD	LINDA LAPEYROUSE COOK	CASTEX ENERGY INC.	5/28/2004			1186346
LA25-039-A006	TERREBONNE	LA	LAPEYROUSE FIELD	CARLA LAPEYROUSE LEDBETTER	CASTEX ENERGY INC.	5/28/2004			1186347
LA25-039-A007	TERREBONNE	LA	LAPEYROUSE FIELD	JOYCE RHODES GAUTREAUX	CASTEX ENERGY INC.	6/28/2004			1186344
LA25-039-A008	TERREBONNE	LA	LAPEYROUSE FIELD	JAMES RHODES	CASTEX ENERGY INC.	6/28/2004			1186348
LA25-039-A009	TERREBONNE	LA	LAPEYROUSE FIELD	WARREN J. DAIGLE JR.	CASTEX ENERGY INC.	7/8/2004			1195332
LA25-039-A010	TERREBONNE	LA	LAPEYROUSE FIELD	DALTON J. ARCENEAUX, ET AL	CASTEX ENERGY INC.	8/19/2004			1195333
LA25-039-A011	TERREBONNE	LA	LAPEYROUSE FIELD	WARREN G. BATES	CASTEX ENERGY INC.	8/19/2004			1195324
LA25-039-A012	TERREBONNE	LA	LAPEYROUSE FIELD	ELIZABETH DAIGLE BISCHOF	CASTEX ENERGY INC.	8/19/2004			1195331
LA25-039-A013	TERREBONNE	LA	LAPEYROUSE FIELD	WESLEY G. BATES	CASTEX ENERGY INC.	8/19/2004			1196644
LA25-039-A014	TERREBONNE	LA	LAPEYROUSE FIELD	DOROTHY LAMBERT LABOVE	CASTEX ENERGY INC.	9/8/2004			1195334
LA25-039-A015	TERREBONNE	LA	LAPEYROUSE FIELD	SANDRA LAMBERT THERITO	CASTEX ENERGY INC.	9/8/2004			1198325
LA25-039-A016	TERREBONNE	LA	LAPEYROUSE FIELD	MILTON LAMBERT JR.	CASTEX ENERGY INC.	9/8/2004			1195327
LA25-039-A017	TERREBONNE	LA	LAPEYROUSE FIELD	DONNA LAMBERT VICARI	CASTEX ENERGY INC.	9/8/2004			1195326
LA25-039-A018	TERREBONNE	LA	LAPEYROUSE FIELD	RONALD ANTHONY RHODES ET AL	POLARIS EXPLORATION CORPORATION	5/31/2006	1975	797	1240916
LA25-041-A001	TERREBONNE	LA	LAPEYROUSE FIELD	SUZANNE LABORDE CARAZO, ET AL	JANUS EXPLORATION INC.	1/30/1998			1028509
LA25-042-A001	TERREBONNE	LA	LAPEYROUSE FIELD	EDDIE JOSEPH DOMINGUE III	POLARIS EXPLORATION CORPORATION	7/2/2004			1187873
LA25-042-A002	TERREBONNE	LA	LAPEYROUSE FIELD	MARJORIE SIMONEAUX DOMINGUE	POLARIS EXPLORATION CORPORATION	7/2/2004			1187876
LA25-042-A003	TERREBONNE	LA	LAPEYROUSE FIELD	BARBARA FABRE BOUDREAUX, ET AL	POLARIS EXPLORATION CORPORATION	7/5/2004			1189423
LA25-042-A004	TERREBONNE	LA	LAPEYROUSE FIELD	ALISON J. LANDRY	POLARIS EXPLORATION CORPORATION	7/7/2004			1189429
LA25-042-A005	TERREBONNE	LA	LAPEYROUSE FIELD	LOUIS J. LANDRY, ET AL	POLARIS EXPLORATION CORPORATION	7/7/2004			1187877
LA25-042-A006	TERREBONNE	LA	LAPEYROUSE FIELD	DORIS M. PROSPERIE HERBERT	POLARIS EXPLORATION CORPORATION	7/12/2004			1189432
LA25-042-A007	TERREBONNE	LA	LAPEYROUSE FIELD	PATSY PROSPERIE DARADAR, ET AL	POLARIS EXPLORATION CORPORATION	7/12/2004			1187874
LA25-042-A008	TERREBONNE	LA	LAPEYROUSE FIELD	DEBBY R. VERRET, ET AL	POLARIS EXPLORATION CORPORATION	7/20/2004			1187878
LA25-042-A009	TERREBONNE	LA	LAPEYROUSE FIELD	JULIAN ANGERON	CASTEX ENERGY INC.	7/20/2004			1195128
LA25-042-A010	TERREBONNE	LA	LAPEYROUSE FIELD	KIMBERLY SANSVERIE, ET AL	CASTEX ENERGY INC.	7/20/2004			1195130
LA25-042-A011	TERREBONNE	LA	LAPEYROUSE FIELD	PHILLIP ANGERON, ET AL	CASTEX ENERGY INC.	7/20/2004			1192631
LA25-042-A012	TERREBONNE	LA	LAPEYROUSE FIELD	ROBERT GEORGE KOCHON	CASTEX ENERGY INC.	7/20/2004			1195129
LA25-042-A013	TERREBONNE	LA	LAPEYROUSE FIELD	ROBERT LUTTRELL	CASTEX ENERGY INC.	7/20/2004			1192630
LA25-042-A014	TERREBONNE	LA	LAPEYROUSE FIELD	SHARON W. ROBINSON, ET AL	CASTEX ENERGY INC.	7/20/2004			1187871
LA25-042-A015	TERREBONNE	LA	LAPEYROUSE FIELD	THOMAS HOWARD KOCHON, ET AL	CASTEX ENERGY INC.	7/20/2004			1187881
LA25-042-A016	TERREBONNE	LA	LAPEYROUSE FIELD	WARD D. ANGERON, ET AL	CASTEX ENERGY INC.	7/20/2004			1189422
LA25-042-A017	TERREBONNE	LA	LAPEYROUSE FIELD	ERNEST J. PROSPERIE	POLARIS EXPLORATION CORPORATION	7/24/2004			1187872
LA25-042-A018	TERREBONNE	LA	LAPEYROUSE FIELD	WILMA RICHARD CHAUVIN, ET AL	POLARIS EXPLORATION CORPORATION	8/2/2004			1189421
LA25-042-A019	TERREBONNE	LA	LAPEYROUSE FIELD	ARTHUR P. LANDRY, ET AL	POLARIS EXPLORATION CORPORATION	8/3/2004			1187875
LA25-042-A020	TERREBONNE	LA	LAPEYROUSE FIELD	RONALD RICHARD SR.	POLARIS EXPLORATION CORPORATION	8/3/2004			1187884
LA25-042-A021	TERREBONNE	LA	LAPEYROUSE FIELD	OLGA RICHARD TAFFARO	POLARIS EXPLORATION CORPORATION	8/14/2004			1189430
LA25-042-A022	TERREBONNE	LA	LAPEYROUSE FIELD	BARBARA CROCHET DENTON, ET AL	POLARIS EXPLORATION CORPORATION	10/31/2004	01895		1196433

Exhibit “A”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Lease Agreements

LEASE NO.	PARISH/COUNTY	STATE	ONSHORE FIELD	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	REFERENCE
LA25-042-A023	TERREBONNE	LA	LAPEYROUSE FIELD	LEEMON C. WYNN	POLARIS EXPLORATION CORPORATION	11/3/2004	01895		1196434
LA25-042-A024	TERREBONNE	LA	LAPEYROUSE FIELD	THOMAS P. D’ARCY, ET AL	POLARIS EXPLORATION CORPORATION	9/24/2004	01895		1196435
LA25-042-A025	TERREBONNE	LA	LAPEYROUSE FIELD	GREGORY S. SEYBOLD	POLARIS EXPLORATION CORPORATION	10/28/2004	01892		1195132
LA25-042-A026	TERREBONNE	LA	LAPEYROUSE FIELD	ARNOLD J. DROCHET, JR., ET AL	POLARIS EXPLORATION CORPORATION	7/20/2004	01892		1195139
LA25-042-A027	TERREBONNE	LA	LAPEYROUSE FIELD	PATSEY RICHARD HOLLAND, ET AL	POLARIS EXPLORATION CORPORATION	9/28/2004	01892		1195136
LA25-042-A028	TERREBONNE	LA	LAPEYROUSE FIELD	CLIFTON P. RICHARD, JR., ET AL	POLARIS EXPLORATION CORPORATION	9/23/2004	01892		1194142
LA25-042-A029	TERREBONNE	LA	LAPEYROUSE FIELD	DEBORAH BERTHELOT BURAS, ET AL	POLARIS EXPLORATION CORPORATION	11/22/2004	1900		1199537
LA25-042-A030	TERREBONNE	LA	LAPEYROUSE FIELD	LIZZIE M. LIRETTE PELLEGRIN, ET AL	POLARIS EXPLORATION CORPORATION	11/24/2004	01900		1199538
LA25-042-A031	TERREBONNE	LA	LAPEYROUSE FIELD	SANDRA S. EWCHETE, ET AL	POLARIS EXPLORATION CORPORATION	12/5/2004	01906		1202822
LA25-042-A032	TERREBONNE	LA	LAPEYROUSE FIELD	HEWITT P. LIRETTE, ET AL	POLARIS EXPLORATION CORPORATION	10/31/2004	01906		1202823
LA25-042-A033	TERREBONNE	LA	LAPEYROUSE FIELD	RICHARD LOWELL DAVIS, ET AL	POLARIS EXPLORATION CORPORATION	8/26/2004	01888		1192641
LA25-042-A034	TERREBONNE	LA	LAPEYROUSE FIELD	DANIEL PAUL RICHARD, ET AL	POLARIS EXPLORATION CORPORATION	8/16/2004	01888		1192640
LA25-042-A035	TERREBONNE	LA	LAPEYROUSE FIELD	BARBARA LIRETTE SIMMONS, ET AL	POLARIS EXPLORATION CORPORATION	10/31/2004	01909		1205074
LA25-042-A036	TERREBONNE	LA	LAPEYROUSE FIELD	CHARLES J. ROGERS, SR, ET AL	POLARIS EXPLORATION CORPORATION	8/17/2004	01888		1192639
LA25-042-A037	TERREBONNE	LA	LAPEYROUSE FIELD	WYNONA O. SMITH, ET AL	POLARIS EXPLORATION CORPORATION	5/12/2005	01939		1221913
LA25-042-A038	TERREBONNE	LA	LAPEYROUSE FIELD	KENNETH STEELE, JR., ET AL	POLARIS EXPLORATION CORPORATION	9/10/2004	01888		1192633
LA25-042-A039	TERREBONNE	LA	LAPEYROUSE FIELD	DAISY HEBERT CHAMPAGNE, ET AL	POLARIS EXPLORATION CORPORATION	7/20/2004	01940		1222360
LA25-042-A040	TERREBONNE	LA	LAPEYROUSE FIELD	BARBARA MORRISON BONNETTE, ET AL	POLARIS EXPLORATION CORPORATION	8/25/2004	01888		1192634
LA25-042-A041	TERREBONNE	LA	LAPEYROUSE FIELD	RUSSELL SAMANIE, JR	POLARIS EXPLORATION CORPORATION	7/20/2004	01940		1222361
LA25-042-A042	TERREBONNE	LA	LAPEYROUSE FIELD	MARLENE RICHARD AUTHEMENT, ET AL	POLARIS EXPLORATION CORPORATION	9/9/2004	01888		1192635
LA25-042-A043	TERREBONNE	LA	LAPEYROUSE FIELD	VIRGIE O. AUBIN	POLARIS EXPLORATION CORPORATION	7/14/2004	01940		1222362
LA25-042-A044	TERREBONNE	LA	LAPEYROUSE FIELD	M. J. DAVIS, ET AL	POLARIS EXPLORATION CORPORATION	9/8/2004	01888		1192632
LA25-042-A045	TERREBONNE	LA	LAPEYROUSE FIELD	KENNETH J. DUBOIS, ET AL	POLARIS EXPLORATION CORPORATION	7/20/2004	1892		1195140
LA25-042-A046	TERREBONNE	LA	LAPEYROUSE FIELD	NORMAN PAUL BOUDREAUX, ET AL	POLARIS EXPLORATION CORPORATION	7/20/2004	1892		1195141
LA25-042-A047	TERREBONNE	LA	LAPEYROUSE FIELD	ROLAND J. LEONARD, ET AL	POLARIS EXPLORATION CORPORATION	12/29/2004	1900	306	1199535
LA25-043-A001	TERREBONNE	LA	LAPEYROUSE FIELD	ANNA BELLE ANGERON, ET AL	CASTEX ENERGY INC.	7/20/2004			1187879
LA25-044-A001	TERREBONNE	LA	LAPEYROUSE FIELD	MERYL PELLEGRIN LAKOS	POLARIS EXPLORATION CORPORATION	4/30/2003			1182528
LA25-045-A001	TERREBONNE	LA	LAPEYROUSE FIELD	FRANK B. CAMPISI JR., ET AL	POLARIS EXPLORATION CORPORATION	2/6/2004			1187867
LA25-045-A002	TERREBONNE	LA	LAPEYROUSE FIELD	NITA JACKSON PETTIGREW, ET AL	POLARIS EXPLORATION CORPORATION	2/6/2004			1187866
LA25-045-A003	TERREBONNE	LA	LAPEYROUSE FIELD	RENEE L. WAGUESPACK, ET AL	POLARIS EXPLORATION CORPORATION	4/20/2004			1187865
LA25-045-A004	TERREBONNE	LA	LAPEYROUSE FIELD	ALTON ROUNDTREE JR., ET AL	POLARIS EXPLORATION CORPORATION	4/20/2004			1187864
LA25-048	TERREBONNE	LA	LAPEYROUSE FIELD	CONSTANCE B. SCHEER	POLARIS EXPLORATION CORPORATION	5/13/2003			1149276
LA25-049-A001	TERREBONNE	LA	LAPEYROUSE FIELD	AMELIA EXPOSITO AUTHEMENT	POLARIS EXPLORATION CORPORATION	5/8/2003			1157178
LA25-049-A002	TERREBONNE	LA	LAPEYROUSE FIELD	ANTHONY EXPOSITO, ET AL	POLARIS EXPLORATION CORPORATION	5/8/2003			1149283
LA25-049-A003	TERREBONNE	LA	LAPEYROUSE FIELD	ELIZABETH GRATTAN AVERITT	POLARIS EXPLORATION CORPORATION	5/8/2003			1149281
LA25-049-A004	TERREBONNE	LA	LAPEYROUSE FIELD	FRANCIS EXPOSITO, ET AL	POLARIS EXPLORATION CORPORATION	5/8/2003			1149282
LA25-049-A005	TERREBONNE	LA	LAPEYROUSE FIELD	GEORGE G. GRATTAN IV	POLARIS EXPLORATION CORPORATION	5/8/2003			1149280
LA25-049-A006	TERREBONNE	LA	LAPEYROUSE FIELD	GLENN MELANCON, ET AL	POLARIS EXPLORATION CORPORATION	5/8/2003			1149284
LA25-049-A007	TERREBONNE	LA	LAPEYROUSE FIELD	BAILEY VINCENT DORAN TRUST	POLARIS EXPLORATION CORPORATION	5/13/2003			1153616
LA25-049-A008	TERREBONNE	LA	LAPEYROUSE FIELD	JANIS F. ALLAN	POLARIS EXPLORATION CORPORATION	5/13/2003			1149279
LA25-049-A009	TERREBONNE	LA	LAPEYROUSE FIELD	LFF ASSETS LP	POLARIS EXPLORATION CORPORATION	5/13/2003			1149278
LA25-049-A010	TERREBONNE	LA	LAPEYROUSE FIELD	MARY NAN DORAN TRUST	POLARIS EXPLORATION CORPORATION	5/13/2003			1153615
LA25-049-A011	TERREBONNE	LA	LAPEYROUSE FIELD	MADELINE A. PINEDA, ET AL	POLARIS EXPLORATION CORPORATION	2/4/2004			1174568
LA25-050-A001	TERREBONNE	LA	LAPEYROUSE FIELD	WILLIAM V. CONOVER II	POLARIS EXPLORATION CORPORATION	5/8/2003			1149289
LA25-050-A002	TERREBONNE	LA	LAPEYROUSE FIELD	VERDA RAGEN	POLARIS EXPLORATION CORPORATION	5/8/2003			1153613
LA25-050-A003	TERREBONNE	LA	LAPEYROUSE FIELD	DELLA BOUDREAUX LANDRY, ET AL	POLARIS EXPLORATION CORPORATION	5/8/2003			1153617
LA25-050-A004	TERREBONNE	LA	LAPEYROUSE FIELD	BONNIE BOUDREAUX BLANCHARD, ET AL	POLARIS EXPLORATION CORPORATION	5/8/2003			1153619
LA25-050-A005	TERREBONNE	LA	LAPEYROUSE FIELD	CONSTANCE VAN CONOVER	POLARIS EXPLORATION CORPORATION	5/8/2003			1153621
LA25-051-A001	TERREBONNE	LA	LAPEYROUSE FIELD	WILLIAM V. CONOVER II	POLARIS EXPLORATION CORPORATION	5/8/2003			1149288
LA25-051-A002	TERREBONNE	LA	LAPEYROUSE FIELD	VERDA RAGEN	POLARIS EXPLORATION CORPORATION	5/8/2003			1153614
LA25-051-A003	TERREBONNE	LA	LAPEYROUSE FIELD	DELLA BOUDREAUX LANDRY, ET AL	POLARIS EXPLORATION CORPORATION	5/8/2003			1153618
LA25-051-A004	TERREBONNE	LA	LAPEYROUSE FIELD	BONNIE BOUDREAUX BLANCHARD, ET AL	POLARIS EXPLORATION CORPORATION	5/8/2003			1153620
LA25-051-A005	TERREBONNE	LA	LAPEYROUSE FIELD	CONSTANCE VAN CONOVER	POLARIS EXPLORATION CORPORATION	5/8/2003			1153622
LA25-052-A001	TERREBONNE	LA	LAPEYROUSE FIELD	LFF ASSETS LP	POLARIS EXPLORATION CORPORATION	5/13/2003			1149285
LA25-052-A002	TERREBONNE	LA	LAPEYROUSE FIELD	JANIS F. ALLAN	POLARIS EXPLORATION CORPORATION	5/13/2003			1149286
LA25-052-A003	TERREBONNE	LA	LAPEYROUSE FIELD	MARY NAN DORAN TRUST	POLARIS EXPLORATION CORPORATION	5/13/2003			1153623

Exhibit “A”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Lease Agreements

LEASE NO.	PARISH/COUNTY	STATE	ONSHORE FIELD	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	REFERENCE
LA25-052-A004	TERREBONNE	LA	LAPEYROUSE FIELD	BAILEY VINCENT DORAN TRUST	POLARIS EXPLORATION CORPORATION	5/13/2003			1153624
LA25-052-A005	TERREBONNE	LA	LAPEYROUSE FIELD	JOSEPH G. DUPLANTIS JR.	POLARIS EXPLORATION CORPORATION	11/11/2003			1165919
LA25-053-A001	TERREBONNE	LA	LAPEYROUSE FIELD	LEONTINA KELLY GALLAGHER	POLARIS EXPLORATION CORPORATION	8/1/2000			1080385
LA25-053-A002	TERREBONNE	LA	LAPEYROUSE FIELD	LUTHER HORACE KELLY JR.	POLARIS EXPLORATION CORPORATION	8/1/2000			1080402
LA25-053-A003	TERREBONNE	LA	LAPEYROUSE FIELD	TROY W. THOMPSON JR., ET UX	POLARIS EXPLORATION CORPORATION	10/26/2000			1085582
LA25-053-A004	TERREBONNE	LA	LAPEYROUSE FIELD	ROY L. ADAMS, ET AL	POLARIS EXPLORATION CORPORATION	5/19/2003			1149287
LA25-053-A005	TERREBONNE	LA	LAPEYROUSE FIELD	TONY ADAMS	POLARIS EXPLORATION CORPORATION	5/19/2003			1153625
LA25-058-A001	TERREBONNE	LA	LAPEYROUSE FIELD	LADY NAN F. LACOUR, ET AL	PLACID OIL COMPANY	7/9/1982			684616
LA25-058-A002	TERREBONNE	LA	LAPEYROUSE FIELD	JANIS F. ALLEN	PLACID OIL COMPANY	7/10/1982			684617
LA25-058-A003	TERREBONNE	LA	LAPEYROUSE FIELD	WILLIAM V. CONOVER II	PLACID OIL COMPANY	7/12/1982			687125
LA25-058-A004	TERREBONNE	LA	LAPEYROUSE FIELD	ELIZABETH GRATTON AVERITT	PLACID OIL COMPANY	8/20/1982			688979
LA25-062	TERREBONNE	LA	LAPEYROUSE FIELD	STATE OF LOUISIANA #16446	KEN SAVAGE & ASSOCIATES INC.	5/17/1999			1048620
LA25-064-A001	TERREBONNE	LA	LAPEYROUSE FIELD	DONALD ANGERON, ET AL	JANUS EXPLORATION INC.	6/4/1997			1003657
LA25-064-A002	TERREBONNE	LA	LAPEYROUSE FIELD	ROGERS BOUDREAUX	JANUS EXPLORATION INC.	6/4/1997			1003658
LA25-064-A003	TERREBONNE	LA	LAPEYROUSE FIELD	MAVIS SEYBOLD	JANUS EXPLORATION INC.	6/6/1997			1003660
LA25-064-A005	TERREBONNE	LA	LAPEYROUSE FIELD	GRAYSON MILLER	JANUS EXPLORATION INC.	12/5/1997			1018437
LA25-064-A006	TERREBONNE	LA	LAPEYROUSE FIELD	JANE MILLER	JANUS EXPLORATION INC.	12/5/1997			1018438
LA25-064-A007	TERREBONNE	LA	LAPEYROUSE FIELD	MARK MILLER	JANUS EXPLORATION INC.	12/5/1997			1018439
LA25-065-A001	TERREBONNE	LA	LAPEYROUSE FIELD	O’NEAL REALTY INC.	JANUS EXPLORATION INC.	6/16/1997			1003659
LA25-065-A004	TERREBONNE	LA	LAPEYROUSE FIELD	ROBERT D. LOTTINGER JR., ET AL	POLARIS EXPLORATION CORPORATION	2/24/1999			1044733
LA25-065-A005	TERREBONNE	LA	LAPEYROUSE FIELD	CAROL KOCHON NOWAKOWSKI	POLARIS EXPLORATION CORPORATION	3/1/1999			1043222
LA25-065-A006	TERREBONNE	LA	LAPEYROUSE FIELD	ROBERT GEORGE KOCHON	POLARIS EXPLORATION CORPORATION	3/1/1999			1043226
LA25-065-A007	TERREBONNE	LA	LAPEYROUSE FIELD	HERMAN ANGERON JR., ET AL	POLARIS EXPLORATION CORPORATION	6/8/2000			1073709
LA25-066-A001	TERREBONNE	LA	LAPEYROUSE FIELD	KENNETH WILLIAM LIRETTE	JANUS EXPLORATION INC.	5/27/1997			1007541
LA25-066-A002	TERREBONNE	LA	LAPEYROUSE FIELD	BEULAH LUM LIRETTE, ET AL	JANUS EXPLORATION INC.	5/27/1997			1005622
LA25-066-A003	TERREBONNE	LA	LAPEYROUSE FIELD	STEPHEN J. LIRETTE	JANUS EXPLORATION INC.	5/27/1997			1012444
LA25-066-A004	TERREBONNE	LA	LAPEYROUSE FIELD	JENITA L. MELANCON, ET AL	JANUS EXPLORATION INC.	6/3/1997			1003662
LA25-066-A005	TERREBONNE	LA	LAPEYROUSE FIELD	HENRY J. MARMANDE JR., ET AL	JANUS EXPLORATION INC.	6/4/1997			1007553
LA25-066-A006	TERREBONNE	LA	LAPEYROUSE FIELD	MADONNA LYONS POIENCOT, ET AL	JANUS EXPLORATION INC.	7/7/1997			1005623
LA25-066-A007	TERREBONNE	LA	LAPEYROUSE FIELD	HURSHELL M. BOURG, ET AL	JANUS EXPLORATION INC.	7/16/1997			1010233
LA25-066-A008	TERREBONNE	LA	LAPEYROUSE FIELD	EDWARD TIPPY LOVELL, ET AL	JANUS EXPLORATION INC.	12/9/1997			1012436
LA25-066-A009	TERREBONNE	LA	LAPEYROUSE FIELD	JUNE PICOU DAVIS, ET AL	POLARIS EXPLORATION CORPORATION	6/27/2000			1076212
LA25-067-A001	TERREBONNE	LA	LAPEYROUSE FIELD	VERA LOVELL HILTON	POLARIS EXPLORATION CORPORATION	4/1/1999			1044744
LA25-067-A002	TERREBONNE	LA	LAPEYROUSE FIELD	JAMES W. LOVELL	POLARIS EXPLORATION CORPORATION	4/1/1999			1044747
LA25-067-A003	TERREBONNE	LA	LAPEYROUSE FIELD	TRACIE LIRETTE DOLAN	POLARIS EXPLORATION CORPORATION	4/5/1999			1051034
LA25-067-A004	TERREBONNE	LA	LAPEYROUSE FIELD	DEBRA PORCHE PRICE	POLARIS EXPLORATION CORPORATION	4/29/1999			1051032
LA25-068-A002	TERREBONNE	LA	LAPEYROUSE FIELD	KELLY L. WALTER, ET AL	JANUS EXPLORATION INC.	11/9/1998			1039150
LA25-068-A003	TERREBONNE	LA	LAPEYROUSE FIELD	TRUDY LIRETTE CASTAGNA, ET AL	JANUS EXPLORATION INC.	11/10/1998			1039155
LA25-068-A004	TERREBONNE	LA	LAPEYROUSE FIELD	ROBERT WALTER LIRETTE	POLARIS EXPLORATION CORPORATION	5/4/2000			1077028
LA25-068-A005	TERREBONNE	LA	LAPEYROUSE FIELD	VIVIAN B. LANDRY LIRETTE	POLARIS EXPLORATION CORPORATION	5/10/2000			1077029
LA25-068-A006	TERREBONNE	LA	LAPEYROUSE FIELD	JENNIFER NICOLE LOVELL	JANUS EXPLORATION INC.	5/16/2000			1077030
LA25-068-A007	TERREBONNE	LA	LAPEYROUSE FIELD	EASTON JOSEPH FANGUY JR.	POLARIS EXPLORATION CORPORATION	5/18/2000			1077032
LA25-068-A008	TERREBONNE	LA	LAPEYROUSE FIELD	KRISTI MARIE LOVELL	POLARIS EXPLORATION CORPORATION	5/18/2000			1077031
LA25-068-A009	TERREBONNE	LA	LAPEYROUSE FIELD	HENRIETTA LIRETTE GUIDRY, ET AL	POLARIS EXPLORATION CORPORATION	6/27/2000			1077033
LA25-069-A001	TERREBONNE	LA	LAPEYROUSE FIELD	CLARK J. BOUDREAUX	POLARIS EXPLORATION CORPORATION	4/29/1999			1051030
LA25-069-A002	TERREBONNE	LA	LAPEYROUSE FIELD	DEBRA PORCHE PRICE	POLARIS EXPLORATION CORPORATION	4/29/1999			1051031
LA25-069-A003	TERREBONNE	LA	LAPEYROUSE FIELD	JUNE PORCHE ALBERT	POLARIS EXPLORATION CORPORATION	5/18/1999			1051029
LA25-070-A001	TERREBONNE	LA	LAPEYROUSE FIELD	ELINOR C. BOURG, ET AL	JANUS EXPLORATION INC.	6/12/1997			1003653
LA25-070-A002	TERREBONNE	LA	LAPEYROUSE FIELD	LEA LECOMPTE ANDERSON	JANUS EXPLORATION INC.	6/13/1997			1003654
LA25-070-A003	TERREBONNE	LA	LAPEYROUSE FIELD	ALTON J. HOTARD III, ET AL	JANUS EXPLORATION INC.	6/13/1997			1003652
LA25-070-A004	TERREBONNE	LA	LAPEYROUSE FIELD	DAVE P. CHAMPAGNE, ET AL	JANUS EXPLORATION INC.	6/13/1997			1007563
LA25-070-A010	TERREBONNE	LA	LAPEYROUSE FIELD	JOHN EDWARD JESSEN	POLARIS EXPLORATION CORPORATION	1/8/2002			1120666
LA25-071-A003	TERREBONNE	LA	LAPEYROUSE FIELD	BONNIE JEAN BOURG	POLARIS EXPLORATION CORPORATION	6/15/2005	01930		1217458
LA25-072-A001	TERREBONNE	LA	LAPEYROUSE FIELD	MARCEL J. REMSON, ET UX	JANUS EXPLORATION INC.	5/22/1998			1028531
LA25-072-A002	TERREBONNE	LA	LAPEYROUSE FIELD	VAUGHN A. LIRETTE JR., ET AL	JANUS EXPLORATION INC.	5/22/1998			1040026
LA25-072-A003	TERREBONNE	LA	LAPEYROUSE FIELD	BARBARA JO BRENDLE FOREMAN	JANUS EXPLORATION INC.	5/22/1998			1028533

Exhibit “A”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Lease Agreements

LEASE NO.	PARISH/COUNTY	STATE	ONSHORE FIELD	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	REFERENCE
LA25-072-A004	TERREBONNE	LA	LAPEYROUSE FIELD	DINAH LEE BRENDLE, ET AL	JANUS EXPLORATION INC.	5/25/1998			1028535
LA25-073-A001	TERREBONNE	LA	LAPEYROUSE FIELD	FELIX A. DELATTE JR.	JANUS EXPLORATION INC.	6/10/1998			1028553
LA25-073-A002	TERREBONNE	LA	LAPEYROUSE FIELD	URSULA BROWN BARTON	JANUS EXPLORATION INC.	6/11/1998			1028554
LA25-073-A003	TERREBONNE	LA	LAPEYROUSE FIELD	GAYLE WURZLOW EHRENSING	JANUS EXPLORATION INC.	6/25/1998			1028552
LA25-073-A004	TERREBONNE	LA	LAPEYROUSE FIELD	RUBY H. NEAL	JANUS EXPLORATION INC.	6/29/1998			1028551
LA25-073-A007	TERREBONNE	LA	LAPEYROUSE FIELD	BERTHA FORET PELLEGRIN, ET AL	JANUS EXPLORATION INC.	8/15/1998			1032333
LA25-073-A008	TERREBONNE	LA	LAPEYROUSE FIELD	JERRY A. DUPLANTIS, ET AL	JANUS EXPLORATION INC.	10/1/1998			1032336
LA25-073-A009	TERREBONNE	LA	LAPEYROUSE FIELD	PHILMORE S. DUPLANTIS JR., ET AL	JANUS EXPLORATION INC.	10/7/1998			1036284
LA25-073-A010	TERREBONNE	LA	LAPEYROUSE FIELD	MAUDRY DOMANGUE DAGATE, ET AL	JANUS EXPLORATION INC.	10/22/1998			1032339
LA25-074-A010	TERREBONNE	LA	LAPEYROUSE FIELD	MELISSA MALBROUGH PAOLINI, ET AL	POLARIS EXPLORATION CORPORATION	6/15/2005	01939		1221917
LA25-074-A011	TERREBONNE	LA	LAPEYROUSE FIELD	WILLIAM K. WURZLOW, ET AL	POLARIS EXPLORATION CORPORATION	6/11/2005	01939		1221919
LA25-075-A002	TERREBONNE	LA	LAPEYROUSE FIELD	RICHARD PINELL, ET UX	JANUS EXPLORATION INC.	8/18/1998			1033481
LA25-080-A001	TERREBONNE	LA	LAPEYROUSE FIELD	MADELINE A. PINEDA, ET AL	CASTEX ENERGY INC.	3/4/2004			1179112
LA25-080-A002	TERREBONNE	LA	LAPEYROUSE FIELD	FRANCIS EXPOSITO, ET AL	CASTEX ENERGY INC.	5/20/2004			1189436
LA25-080-A003	TERREBONNE	LA	LAPEYROUSE FIELD	GLENN MELANCON	CASTEX ENERGY INC.	5/20/2004			1189438
LA25-080-A004	TERREBONNE	LA	LAPEYROUSE FIELD	AMELIA EXPOSITO AUTHEMENT	CASTEX ENERGY INC.	5/20/2004			1189437
LA25-080-A005	TERREBONNE	LA	LAPEYROUSE FIELD	GEORGE G. GRATTAN IV	CASTEX ENERGY INC.	5/20/2004			1189435
LA25-080-A006	TERREBONNE	LA	LAPEYROUSE FIELD	JANIS F. ALLAN	CASTEX ENERGY INC.	7/2/2004			1187882
LA25-080-A007	TERREBONNE	LA	LAPEYROUSE FIELD	LFF ASSETS LP	CASTEX ENERGY INC.	7/2/2004			1187883
LA25-080-A008	TERREBONNE	LA	LAPEYROUSE FIELD	BAILEY VINCENT DORAN TRUST	CASTEX ENERGY INC.	7/2/2004			1189431
LA25-080-A009	TERREBONNE	LA	LAPEYROUSE FIELD	MARY NAN DORAN TRUST	CASTEX ENERGY INC.	7/2/2004			1190111
LA25-081-A001	TERREBONNE	LA	LAPEYROUSE FIELD	LINDSAY SAYERS GOLTER	POLARIS EXPLORATION CORPORATION	5/8/2003			1161620
LA25-082-A001	TERREBONNE	LA	LAPEYROUSE FIELD	JUNE PICOU DAVIS, ET AL	POLARIS EXPLORATION CORPORATION	9/5/2003			1161625
LA25-082-A002	TERREBONNE	LA	LAPEYROUSE FIELD	WALLY J. PICOU HEIRS LLC	POLARIS EXPLORATION CORPORATION	11/6/2003			1165928
LA25-082-A003	TERREBONNE	LA	LAPEYROUSE FIELD	RAYNE JOHN LYONS	CASTEX ENERGY INC.	8/19/2004			1195328
LA25-083-A001	TERREBONNE	LA	LAPEYROUSE FIELD	WILLIAM V. CONOVER II	CASTEX ENERGY INC.	4/30/2004			1180128
LA25-086-A002	TERREBONNE	LA	LAPEYROUSE FIELD	M. FRANZ VOGT	EPL OF LOUISIANA, L.L.C.	3/10/2005	1914	704	1208524
LA25-087-A001	TERREBONNE	LA	LAPEYROUSE FIELD	WILLIAM K. WURZLOW, ET AL	POLARIS EXPLORATION CORPORATION	10/24/2000			1085580
LA25-087-A005	TERREBONNE	LA	LAPEYROUSE FIELD	WILLIAM K. WURZLOW, ET AL	POLARIS EXPLORATION CORPORATION	9/9/2004	01888		1192638
LA25-089-A001	TERREBONNE	LA	LAPEYROUSE FIELD	BRUCE A. PICOU JR., ET AL	POLARIS EXPLORATION CORPORATION	8/22/2003			1161634
LA25-089-A002	TERREBONNE	LA	LAPEYROUSE FIELD	KAREN P. PREJEAN	POLARIS EXPLORATION CORPORATION	8/22/2003			1161635
LA25-092-A001	TERREBONNE	LA	LAPEYROUSE FIELD	JUNE PICOU DAVIS, ET AL	POLARIS EXPLORATION CORPORATION	6/27/2000			1076213
LA25-093-A005	TERREBONNE	LA	LAPEYROUSE FIELD	ROBERT W. COLLINS, III, ET AL	POLARIS EXPLORATION CORPORATION	6/15/2005	01939		1221918
LA25-095-A003	TERREBONNE	LA	LAPEYROUSE FIELD	GLYNN P. PICOU, ET AL	POLARIS EXPLORATION CORPORATION	10/28/2004	01895		1196432
LA25-095-A004	TERREBONNE	LA	LAPEYROUSE FIELD	BRUCE A. PICOU, JR., ET AL	POLARIS EXPLORATION CORPORATION	10/28/2004	01906		1202821
LA25-095-A005	TERREBONNE	LA	LAPEYROUSE FIELD	PAULINE P. BRITT, ET AL	POLARIS EXPLORATION CORPORATION	10/28/2004	01906		1202820
LA25-097	TERREBONNE	LA	LAPEYROUSE FIELD	EDWARD MAURICE ALBA SR., ET AL	POLARIS EXPLORATION CORPORATION	6/21/2000			1074976
LA25-099-A001	TERREBONNE	LA	LAPEYROUSE FIELD	BRUCE A. PICOU JR., ET AL	POLARIS EXPLORATION CORPORATION	12/10/2003			1169345
LA25-099-A002	TERREBONNE	LA	LAPEYROUSE FIELD	EDWARD J. BLANCHARD ET AL	EPL OF LOUISIANA, L.L.C.	2/28/2005	1910	834	1206544
LA25-099-A003	TERREBONNE	LA	LAPEYROUSE FIELD	T. BAKER SMITH	EPL OF LOUISIANA, L.L.C.	2/28/2005	1910	840	1206545
LA25-099-A004	TERREBONNE	LA	LAPEYROUSE FIELD	FELIX DIXON LEWIS, IV ET AL	EPL OF LOUISIANA, L.L.C.	2/28/2005	1910	846	1206546
LA25-101-A002	TERREBONNE	LA	LAPEYROUSE FIELD	BUELAH LUM LIRETTE, ET AL	JANUS EXPLORATION INC.	5/27/1997			1005619
LA25-101-A003	TERREBONNE	LA	LAPEYROUSE FIELD	KENNETH WILLIAM LIRETTE	JANUS EXPLORATION INC.	5/27/1997			1007542
LA25-101-A004	TERREBONNE	LA	LAPEYROUSE FIELD	STEPHEN J. LIRETTE	JANUS EXPLORATION INC.	5/27/1997			1012447
LA25-101-A005	TERREBONNE	LA	LAPEYROUSE FIELD	BARBARA B. FOREMAN	JANUS EXPLORATION INC.	5/29/1997			1005617
LA25-101-A006	TERREBONNE	LA	LAPEYROUSE FIELD	DINAH LEE BRENDLE, ET AL	JANUS EXPLORATION INC.	5/30/1997			1005620
LA25-101-A007	TERREBONNE	LA	LAPEYROUSE FIELD	KENNETH WILLIAM LIRETTE, ET AL	POLARIS EXPLORATION CORPORATION	3/30/2005	01923		1213354
LA25-101-A008	TERREBONNE	LA	LAPEYROUSE FIELD	BARBARA B. FOREMAN, ET AL	POLARIS EXPLORATION CORPORATION	3/30/2005	01923		1213359
LA25-102-A001	TERREBONNE	LA	LAPEYROUSE FIELD	ROBERT WALTER COLLINS III, ET AL	JANUS EXPLORATION INC.	8/5/1998			1032340
LA25-102-A002	TERREBONNE	LA	LAPEYROUSE FIELD	MARTH COLLINS JOHNSON	JANUS EXPLORATION INC.	8/5/1998			1032343
LA25-102-A003	TERREBONNE	LA	LAPEYROUSE FIELD	JUDITH ANN COLLINS	JANUS EXPLORATION INC.	8/5/1998			1032345
LA25-102-A004	TERREBONNE	LA	LAPEYROUSE FIELD	ERMA COLLINS MILHOUS STULTS	JANUS EXPLORATION INC.	8/5/1998			1036275
LA25-103-A005	TERREBONNE	LA	LAPEYROUSE FIELD	HENRY J. MARMANDE, JR, ET AL	POLARIS EXPLORATION CORPORATION	6/15/2005	01930		1217456
LA25-103-A006	TERREBONNE	LA	LAPEYROUSE FIELD	NESA C. BOURG, ET AL	POLARIS EXPLORATION CORPORATION	6/15/2005	01930		1217457
LA25-103-A007	TERREBONNE	LA	LAPEYROUSE FIELD	EUGENE A. CALLAHAN, ET AL	POLARIS EXPLORATION CORPORATION	6/15/2005	01930		1217459
LA25-103-A008	TERREBONNE	LA	LAPEYROUSE FIELD	ROY J. ST. MARTIN, JR.	POLARIS EXPLORATION CORPORATION	6/20/2005	01940		1222359

Exhibit “A”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Lease Agreements

LEASE NO.	PARISH/COUNTY	STATE	ONSHORE FIELD	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	REFERENCE
LA25-103-A009	TERREBONNE	LA	LAPEYROUSE FIELD	HUGH PAUL ST. MARTIN, III	POLARIS EXPLORATION CORPORATION	6/20/2005	01940		1222357
LA25-103-A010	TERREBONNE	LA	LAPEYROUSE FIELD	STEPHEN P. ST. MARTIN	POLARIS EXPLORATION CORPORATION	6/20/2005	01940		1222358
LA25-103-A011	TERREBONNE	LA	LAPEYROUSE FIELD	LOUIS J. ST. MARTIN, ET AL	POLARIS EXPLORATION CORPORATION	6/20/2005	01940		1222356
LA25-103-A012	TERREBONNE	LA	LAPEYROUSE FIELD	DR. EUGENE C. ST. MARTIN	POLARIS EXPLORATION CORPORATION	6/20/2005	01940		1222355
LA25-105	TERREBONNE	LA	LAPEYROUSE FIELD	STATE OF LOUISIANA #18268	CASTEX ENERGY 1995 LP	9/8/2004			1193198
LA25-108-A001	TERREBONNE	LA	LAPEYROUSE FIELD	OVIDE JULIAN CENAC	THE TEXAS COMPANY	12/22/1958			100642
LA25-108-A002	TERREBONNE	LA	LAPEYROUSE FIELD	LEONA E. CENAC, ET AL	THE TEXAS COMPANY	12/24/1958			100642H
LA25-109-A001	TERREBONNE	LA	LAPEYROUSE FIELD	HELEN E. WURZLOW, ET AL	KERMIT WURZLOW	5/26/1959			197634
LA25-109-A002	TERREBONNE	LA	LAPEYROUSE FIELD	J.C. DUPONT INC.	KERMIT WURZLOW	9/17/1959			197637
LA25-109-A003	TERREBONNE	LA	LAPEYROUSE FIELD	HELEN E. WURZLOW, ET AL	SINGER-FLEISCHAKER OIL CO., INC.	5/12/1967			319853
LA25-113-A001	TERREBONNE	LA	LAPEYROUSE FIELD	JANE BRENDLE CAPEHART	THE TRIGON COMPANY	12/9/1980			651944
LA25-113-A002	TERREBONNE	LA	LAPEYROUSE FIELD	DINAH LEE BRENDLE	THE TRIGON COMPANY	12/10/1980			651947
LA25-114-A001	TERREBONNE	LA	LAPEYROUSE FIELD	BONNIE B. BLANCHARD, ET AL	FINA OIL AND CHEMICAL CO.	7/15/1999			1051396
LA25-114-A002	TERREBONNE	LA	LAPEYROUSE FIELD	FANNIE BOUDREAUX AUTHEMENT	FINA OIL AND CHEMICAL CO.	7/15/1999			1051395
LA25-115-A001	TERREBONNE	LA	LAPEYROUSE FIELD	KATRINA BRENDLE WILLIAMS	GEORGE R. HALL	10/29/1974			487602
LA25-115-A002	TERREBONNE	LA	LAPEYROUSE FIELD	ERNESTINE VARNEY BRENDLE, ET AL	GEORGE R. HALL	10/29/1974			487691
LA25-115-A003	TERREBONNE	LA	LAPEYROUSE FIELD	VAUGHN A. LIRETTE, ET AL	GEORGE R. HALL	10/30/1974			487603
LA25-116-A001	TERREBONNE	LA	LAPEYROUSE FIELD	OSWALD G. ALBA, ET AL	WELL SITE, INC.	12/1/1959			198003
LA25-116-A002	TERREBONNE	LA	LAPEYROUSE FIELD	NETTIE HOTARD CHAMPAGNE, ET AL	KERMIT WURZLOW	4/5/1960			203039
LA25-116-A003	TERREBONNE	LA	LAPEYROUSE FIELD	ELTON A. DARSEY	KERMIT WURZLOW	4/5/1960			202007
LA25-116-A004	TERREBONNE	LA	LAPEYROUSE FIELD	EOLAH H. HOWARD	KERMIT WURZLOW	5/4/1960			203693
LA25-116-A005	TERREBONNE	LA	LAPEYROUSE FIELD	LEONA H. HALE	KERMIT WURZLOW	5/4/1960			203694
LA25-116-A008	TERREBONNE	LA	LAPEYROUSE FIELD	R.W. COLLINS	KERMIT WURZLOW	8/8/1960			209884
LA25-116-A009	TERREBONNE	LA	LAPEYROUSE FIELD	MELINA L. PICOU, ET AL	KERMIT WURZLOW	8/8/1960			209886
LA25-116-A010	TERREBONNE	LA	LAPEYROUSE FIELD	NORMAN J. PICOU	KERMIT WURZLOW	8/8/1960			209885
LA25-116-A011	TERREBONNE	LA	LAPEYROUSE FIELD	WEBB PICOU	KERMIT WURZLOW	1/18/1961			218474
LA25-116-A012	TERREBONNE	LA	LAPEYROUSE FIELD	FELICIA S. WURZLOW, ET AL	SAN JACINTO OIL & GAS	4/20/1961			218475
LA25-116-A013	TERREBONNE	LA	LAPEYROUSE FIELD	GILBERT BOURG	GEORGE R. HALL	10/10/1974			487598
LA25-116-A014	TERREBONNE	LA	LAPEYROUSE FIELD	DORA L. COLLINS	GEORGE R. HALL	11/12/1974			487597
LA25-116-A015	TERREBONNE	LA	LAPEYROUSE FIELD	ERMA COLLINS STULTS	GEORGE R. HALL	12/30/1974			487592
LA25-116-A016	TERREBONNE	LA	LAPEYROUSE FIELD	JUDITH COLLINS GLASS	GEORGE R. HALL	12/30/1974			487594
LA25-116-A017	TERREBONNE	LA	LAPEYROUSE FIELD	WILBERT J. PINEL, ET AL	RUTLEDGE H. DEAS	1/16/1975			487599
LA25-116-A018	TERREBONNE	LA	LAPEYROUSE FIELD	RHEA M. ST. MARTIN, ET AL	W.A. LEONARD	1/16/1975			487600
LA25-116-A019	TERREBONNE	LA	LAPEYROUSE FIELD	GENEVIEVE MARMANDE WATHEN	W.A. LEONARD	1/16/1975			490575
LA25-116-A020	TERREBONNE	LA	LAPEYROUSE FIELD	H.C. WURZLOW CORP.	GEORGE R. HALL	2/18/1975			487585
LA25-116-A021	TERREBONNE	LA	LAPEYROUSE FIELD	S. CLARK COLLINS	GEORGE R. HALL	5/13/1975			500574
LA25-116-A022	TERREBONNE	LA	LAPEYROUSE FIELD	WEBB PICOU, ET AL	GRANDA PETROLEUM CORPORATION	9/15/1975			500575
LA25-116-A023	TERREBONNE	LA	LAPEYROUSE FIELD	VAUGHN A. LIRETTE	THE TRIGON COMPANY	12/3/1980			651915
LA25-116-A024	TERREBONNE	LA	LAPEYROUSE FIELD	BARBARA B. FOREMAN	THE TRIGON COMPANY	12/8/1980			651916
LA25-116-A025	TERREBONNE	LA	LAPEYROUSE FIELD	KATRINA BRENDLE WILLIAMS	THE TRIGON COMPANY	12/9/1980			651913
LA25-116-A026	TERREBONNE	LA	LAPEYROUSE FIELD	ERNESTINE VARNEY BRENDLE	THE TRIGON COMPANY	12/15/1980			651942
LA25-116-A027	TERREBONNE	LA	LAPEYROUSE FIELD	GILBERT BOURG	THE TRIGON COMPANY	1/13/1981			651918
LA25-116-A028	TERREBONNE	LA	LAPEYROUSE FIELD	FRANK W. WURZLOW JR., ET AL	THE TRIGON COMPANY	1/16/1981			655690
LA25-116-A029	TERREBONNE	LA	LAPEYROUSE FIELD	ELSIE P. DUPRE, ET AL	RUTLEDGE H. DEAS	2/3/1981			648123
LA25-116-A030	TERREBONNE	LA	LAPEYROUSE FIELD	RHEA M. ST. MARTIN, ET AL	RUTLEDGE H. DEAS	2/4/1981			648122
LA25-116-A031	TERREBONNE	LA	LAPEYROUSE FIELD	EMILE S. MARMANDE	RUTLEDGE H. DEAS	2/10/1981			651102
LA25-116-A032	TERREBONNE	LA	LAPEYROUSE FIELD	S. CLARK COLLINS	RUTLEDGE H. DEAS	2/17/1981			648124
LA25-116-A033	TERREBONNE	LA	LAPEYROUSE FIELD	SUCCESSION OF DORA L. COLLINS	RUTLEDGE H. DEAS	3/4/1981			650440
LA25-118-A001	TERREBONNE	LA	LAPEYROUSE FIELD	R.W. COLLINS	PLACID OIL COMPANY	11/3/1953			125442
LA25-118-A002	TERREBONNE	LA	LAPEYROUSE FIELD	MALVIN B. BOURG, ET AL	PLACID OIL COMPANY	11/3/1953			125994
LA25-119-A001	TERREBONNE	LA	LAPEYROUSE FIELD	HARRY F. HELLIER, ET AL	PLACID OIL COMPANY	12/9/1955			147927
LA25-120	TERREBONNE	LA	LAPEYROUSE FIELD	FAY G. WINDER, ET AL	PLACID OIL COMPANY	11/3/1953			125443
LA25-121-A001	TERREBONNE	LA	LAPEYROUSE FIELD	ORES J. ROBERTS	PLACID OIL COMPANY	11/10/1953			127322
LA25-121-A002	TERREBONNE	LA	LAPEYROUSE FIELD	ALSCIES ROBERTS, ET AL	PLACID OIL COMPANY	4/21/1954			130566
LA25-121-A003	TERREBONNE	LA	LAPEYROUSE FIELD	WILBERT ROBERTS	PLACID OIL COMPANY	4/21/1954			131133
LA25-121-A004	TERREBONNE	LA	LAPEYROUSE FIELD	DOLTON ROBERTS, ET AL	PLACID OIL COMPANY	4/21/1954			131134

Exhibit “A”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Lease Agreements

LEASE NO.	PARISH/COUNTY	STATE	ONSHORE FIELD	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	REFERENCE
LA25-121-A005	TERREBONNE	LA	LAPEYROUSE FIELD	A.M. DUPONT CORPORATION	PLACID OIL COMPANY	9/23/1954			135180
LA25-122	TERREBONNE	LA	LAPEYROUSE FIELD	STATE OF LOUISIANA #03275	COLONIAL PETROLEUM INC.	9/20/1957			170895
LA25-123-A001	TERREBONNE	LA	LAPEYROUSE FIELD	RUTH LIRETTE BAKER	PLACID OIL COMPANY	11/3/1953			125444
LA25-123-A002	TERREBONNE	LA	LAPEYROUSE FIELD	VAUGHAN A. LIRETTE	PLACID OIL COMPANY	11/3/1953			125873
LA25-123-A003	TERREBONNE	LA	LAPEYROUSE FIELD	HARRY F. HELLIER, ET AL	PLACID OIL COMPANY	11/3/1953			125997
LA25-124-A001	TERREBONNE	LA	LAPEYROUSE FIELD	J.C. DUPONT INC.	KERMIT WURZLOW	1/15/1952			112474
LA25-126-A001	TERREBONNE	LA	LAPEYROUSE FIELD	H.P. ST. MARTIN	PLACID OIL COMPANY	11/3/1953			125439
LA25-126-A002	TERREBONNE	LA	LAPEYROUSE FIELD	JOSEPH DESIRE THERIOT	PLACID OIL COMPANY	11/3/1953			125440
LA25-126-A003	TERREBONNE	LA	LAPEYROUSE FIELD	THOMAS B. HOLCOMBE	PLACID OIL COMPANY	11/3/1953			125441
LA25-127	TERREBONNE	LA	LAPEYROUSE FIELD	LOUISIANA LAND & EXPLORATION CO.	HUMBLE OIL & REFINING CO	8/9/1954			134410
LA25-128	TERREBONNE	LA	LAPEYROUSE FIELD	STATE OF LOUISIANA #02395	PLACID OIL COMPANY	10/15/1953			124682
LA25-129-A001	TERREBONNE	LA	LAPEYROUSE FIELD	IONA ELIZABETH A. AUTHEMENT	PLACID OIL COMPANY	11/3/1953			125433
LA25-129-A002	TERREBONNE	LA	LAPEYROUSE FIELD	JUSTILLIA NEAL SMITH, ET AL	PLACID OIL COMPANY	11/3/1953			125434
LA25-129-A003	TERREBONNE	LA	LAPEYROUSE FIELD	DOROTHY M. SMITH BLANCHARD	PLACID OIL COMPANY	11/3/1953			125435
LA25-129-A004	TERREBONNE	LA	LAPEYROUSE FIELD	LEONE SMITH	PLACID OIL COMPANY	11/3/1953			125436
LA25-129-A005	TERREBONNE	LA	LAPEYROUSE FIELD	J.B. SMITH	PLACID OIL COMPANY	11/3/1953			125437
LA25-129-A006	TERREBONNE	LA	LAPEYROUSE FIELD	LEROY JOSEPH AUTHEMENT	PLACID OIL COMPANY	11/3/1953			125438
LA25-129-A007	TERREBONNE	LA	LAPEYROUSE FIELD	JOHN MACK SMITH, ET AL	PLACID OIL COMPANY	11/17/1953			125866
LA25-130	TERREBONNE	LA	LAPEYROUSE FIELD	PELICAN LAKE OYSTER & PACKING CO.	KERMIT WURZLOW	4/23/1951			101321
LA25-131-A001	TERREBONNE	LA	LAPEYROUSE FIELD	JOSEPH EXPOSITO	PLACID OIL COMPANY	5/18/1949			81350
LA25-131-A002	TERREBONNE	LA	LAPEYROUSE FIELD	ELAM BOUDREAUX, ET AL	PLACID OIL COMPANY	5/18/1949			81710
LA25-131-A003	TERREBONNE	LA	LAPEYROUSE FIELD	JOHN B. FERGUSON JR.	PLACID OIL COMPANY	4/14/1954			135936
LA25-132	TERREBONNE	LA	LAPEYROUSE FIELD	STATE OF LOUISIANA #02906	HUMBLE OIL & PLACID OIL CO.	1/18/1956			149753
LA25-139	TERREBONNE	LA	LAPEYROUSE FIELD	OXY USA INC.	ELAND ENERGY INC.	12/27/2017			956368
LA25-183-A001	TERREBONNE	LA	LAPEYROUSE FIELD	WALTERINE H. BELLANGAS, ET AL	POLARIS EXPLORATION CORPORATION	3/15/2005	01914		1208528
LA25-183-A002	TERREBONNE	LA	LAPEYROUSE FIELD	WILSON A. CUNEO, JR., ET AL	POLARIS EXPLORATION CORPORATION	3/15/2005	01914		1208527
LA25-183-A003	TERREBONNE	LA	LAPEYROUSE FIELD	BETTY R. SAVOIE, ET AL	POLARIS EXPLORATION CORPORATION	3/15/2005	01914		1208526
LA25-183-A004	TERREBONNE	LA	LAPEYROUSE FIELD	BETTY R. SAVOIE, ET AL	POLARIS EXPLORATION CORPORATION	3/15/2005	01914		1208525
LA25-183-A005	TERREBONNE	LA	LAPEYROUSE FIELD	LOUISA ANN LABORDE NUNEZ, ET AL	POLARIS EXPLORATION CORPORATION	3/15/2005	01916		1209889
LA25-183-A006	TERREBONNE	LA	LAPEYROUSE FIELD	BRAD ANTHONY LEBLANC, ET AL	POLARIS EXPLORATION CORPORATION	3/15/2005	01917		1209893
LA25-183-A007	TERREBONNE	LA	LAPEYROUSE FIELD	ALPHONSE J. CENAC, JR., ET AL	POLARIS EXPLORATION CORPORATION	3/15/2005	01917		1209894
LA25-183-A008	TERREBONNE	LA	LAPEYROUSE FIELD	NOVEL J. DUPLANTIS, JR., ET AL	POLARIS EXPLORATION CORPORATION	3/15/2005	01917		1209895
LA25-183-A009	TERREBONNE	LA	LAPEYROUSE FIELD	NORA SAVIN ESCHETE, ET AL	POLARIS EXPLORATION CORPORATION	3/15/2005	01917		1209896
LA25-183-A010	TERREBONNE	LA	LAPEYROUSE FIELD	ALLEN JOSEPH MARIE, ET AL	POLARIS EXPLORATION CORPORATION	3/15/2005	01917		1209892
LA25-183-A011	TERREBONNE	LA	LAPEYROUSE FIELD	OXY USA, INC	POLARIS EXPLORATION CORPORATION	1/19/2005	01911		1206600
LA25-183-A012	TERREBONNE	LA	LAPEYROUSE FIELD	CECILIA REDING LEDET	POLARIS EXPLORATION CORPORATION	3/15/2005	01923		1213357
LA25-183-A013	TERREBONNE	LA	LAPEYROUSE FIELD	DENA L. TODD	POLARIS EXPLORATION CORPORATION	3/15/2005	01923		1213352
LA25-183-A014	TERREBONNE	LA	LAPEYROUSE FIELD	CHARLOTTE REDING GUIDRY, ET AL	POLARIS EXPLORATION CORPORATION	3/15/2005	01923		1213356
LA25-183-A015	TERREBONNE	LA	LAPEYROUSE FIELD	A ST. MARTIN COMPQNY, LTD	POLARIS EXPLORATION CORPORATION	4/26/2005			1213353
LA25-183-A016	TERREBONNE	LA	LAPEYROUSE FIELD	CECILIA REDING LEDET	POLARIS EXPLORATION CORPORATION	3/15/2005	01923		1213358
LA25-183-A017	TERREBONNE	LA	LAPEYROUSE FIELD	JUDITH ESCHETE CARLOS, ET AL	POLARIS EXPLORATION CORPORATION	3/15/2005	01943		1223667
LA25-183-A018	TERREBONNE	LA	LAPEYROUSE FIELD	WALTER J. ESCHETE, ET AL	POLARIS EXPLORATION CORPORATION	3/15/2005	01939		1221914
LA25-183-A019	TERREBONNE	LA	LAPEYROUSE FIELD	THOMAS ESCHETE	POLARIS EXPLORATION CORPORATION	11/11/2005	01957		1230629
LA25-183-A020	TERREBONNE	LA	LAPEYROUSE FIELD	CECILIA REDING LEDET, ET AL	POLARIS EXPLORATION CORPORATION	10/31/2004	01898		1198162
LA25-183-A021	TERREBONNE	LA	LAPEYROUSE FIELD	JAMES B. LYLE, ET AL	POLARIS EXPLORATION CORPORATION	10/31/2004	01898		1198161
LA25-183-A022	TERREBONNE	LA	LAPEYROUSE FIELD	GULF SHORE OIL COMPANY	POLARIS EXPLORATION CORPORATION	6/29/2004	01892		1195135
LA25-183-A023	TERREBONNE	LA	LAPEYROUSE FIELD	JEANNETTE E. CLIFT GEORGE	POLARIS EXPLORATION CORPORATION	12/8/2004	01905		1202335
LA25-183-A024	TERREBONNE	LA	LAPEYROUSE FIELD	KRIS ESCHETE	POLARIS EXPLORATION CORPORATION	11/11/2005	01961		1232914
LA25-183-A025	TERREBONNE	LA	LAPEYROUSE FIELD	BRECK DAMION CHAISSON	POLARIS EXPLORATION CORPORATION	3/15/2005	01987		1245667
LA25-183-A025	TERREBONNE	LA	LAPEYROUSE FIELD	JAMES B. LYLE, ET AL	POLARIS EXPLORATION CORPORATION	6/30/2006	01987		1245671
LA25-184	TERREBONNE	LA	LAPEYROUSE FIELD	KIRCHHOFF LAND NO. 8, L.L.C. ETAL	POLARIS EXPLORATION CORPORATION	9/23/2004			1206542
LA25-186-A001	TERREBONNE	LA	LAPEYROUSE FIELD	MARIE SAVOIE FAZZIO	POLARIS EXPLORATION CORPORATION	6/25/2004			1189426
LA25-186-A002	TERREBONNE	LA	LAPEYROUSE FIELD	GARY J. LEBOEUF	POLARIS EXPLORATION CORPORATION	6/25/2004			1189425
LA25-186-A003	TERREBONNE	LA	LAPEYROUSE FIELD	BETTY R. SAVOIE	POLARIS EXPLORATION CORPORATION	6/25/2004			1189428
LA25-186-A004	TERREBONNE	LA	LAPEYROUSE FIELD	ALMA LEBOEUF THERIOT	POLARIS EXPLORATION CORPORATION	6/25/2004			1189427
LA25-187-A001	TERREBONNE	LA	LAPEYROUSE FIELD	DONALD ESCHETE ET UX	POLARIS EXPLORATION CORPORATION	1/20/2005	01957		1230629

Exhibit “A”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Lease Agreements

LEASE NO.	PARISH/COUNTY	STATE	ONSHORE FIELD	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	REFERENCE
LA25-188	TERREBONNE	LA	LAPEYROUSE FIELD	LOUISIANA LAND & EXPLORATION CO.	POLARIS EXPLORATION CORPORATION	1/6/2005			1204245
LA25-0053	TERREBONNE	LA	LAPEYROUSE FIELD	WILLIAM V. CONOVER II SUBLEASE	CASTEX ENERGY INC.	10/1/2003	01842		1163355
LA26-002	TERREBONNE	LA	LIRETTE FIELD	STATE OF LOUISIANA #18234	CASTEX ENERGY 1995 LP	8/11/2004			1190543
LA26-003	TERREBONNE	LA	LIRETTE FIELD	APACHE LOUISIANA MINERALS INC.	CASTEX ENERGY INC.	8/13/2004			1190241
LA26-005	TERREBONNE	LA	LIRETTE FIELD	APACHE LOUISIANA MINERALS INC.	CASTEX ENERGY 1995 LP	12/1/2004			1199010
LA27-002	JEFFERSON	LA	LITTLE LAKE (MANILLA VILLAGE)	THE LOUISIANA LAND AND EXPLORATION	CASTEX ENERGY 1995 LP	11/20/2004	139	721
LA27-003	JEFFERSON	LA	LITTLE LAKE (MANILLA VILLAGE)	STATE OF LOUISIANA #18727	CASTEX ENERGY 1995 L P	8/10/2005	139	898	10556799
LA27-004	JEFFERSON	LA	LITTLE LAKE (MANILLA VILLAGE)	STATE OF LOUISIANA (SL 19038)	CASTEX ENERGY 1995 L P	7/12/2006	3171	752
LA27-006	JEFFERSON	LA	LITTLE LAKE (MANILLA VILLAGE)	STATE OF LOUISIANA (SL 19040)	CASTEX ENERGY 1995 L P	7/12/2006	3171	754
LA27-007	JEFFERSON	LA	LITTLE LAKE (MANILLA VILLAGE)	LOUISIANA LAND AND EXPLORATION COMPANY	CASTEX ENERGY 1995 L P	6/8/2005	139	897	10556798
LA28-001-A001	VERMILION	LA	LIVE OAK FIELD	ELIZABETH STOVALL CHILDREN’S TRUST, ET AL	ST. MARY ENERGY COMPANY	10/1/2003			20314387
LA28-001-A002	VERMILION	LA	LIVE OAK FIELD	EILEEN STOVAL BAUR	ST. MARY ENERGY COMPANY	10/1/2003			20314387
LA28-001-A003	VERMILION	LA	LIVE OAK FIELD	VICKI ANN M. CUSTER	ST. MARY ENERGY COMPANY	10/1/2003			20314387
LA28-001-A004	VERMILION	LA	LIVE OAK FIELD	BARBARA JEAN S. LEE, ET AL	ST. MARY ENERGY COMPANY	10/1/2003			20314387
LA28-001-A005	VERMILION	LA	LIVE OAK FIELD	EVELYN JANE M. LEWIS	ST. MARY ENERGY COMPANY	10/1/2003			20314387
LA28-001-A006	VERMILION	LA	LIVE OAK FIELD	JAMES ALFRED MCGLOTHLAN, JR.	ST. MARY ENERGY COMPANY	10/1/2003			20314387
LA28-001-A007	VERMILION	LA	LIVE OAK FIELD	KATHERINE STOVALL L. PUGH	ST. MARY ENERGY COMPANY	10/1/2003			20314387
LA28-001-A008	VERMILION	LA	LIVE OAK FIELD	BARBARA ELAINE L. SMITH	ST. MARY ENERGY COMPANY	10/1/2003			20314387
LA29-002	TERREBONNE	LA	PALMETTO BAYOU FIELD	HENICAN TERREBONNE PROPERTY LLC	LALA LAND LEASING L.L.C.	6/15/2004			1184108
LA29-003	TERREBONNE	LA	PALMETTO BAYOU FIELD	STATE OF LOUISIANA #18266	CASTEX ENERGY 1995 LP	9/8/2004			1193197
LA29-007	TERREBONNE	LA	PALMETTO BAYOU FIELD	APACHE LOUISIANA MINERALS, INC.	EPL OF LOUISIANA, L.L.C.	3/16/2006			1234359
LA29-0005	TERREBONNE	LA	PALMETTO BAYOU FIELD	LALA LAND LEASING LLC SUBLEASE	CASTEX ENERGY 1995 LP	6/16/2004	01880		1187165
LA30-001	TERREBONNE	LA	SOUTH BOURG FIELD	LOGAN H. BABIN INC.	FLARE RESOURCES INC.	4/1/2003			1144891
LA30-002	TERREBONNE	LA	SOUTH BOURG FIELD	GEORGE D. LYONS JR. MD, ET AL	FLARE RESOURCES INC.	4/25/2003			1146410
LA30-003-A001	TERREBONNE	LA	SOUTH BOURG FIELD	JACQUITH L. HERBERT	PINNACLE RESOURCES INC.	10/22/2003			1169011
LA30-003-A002	TERREBONNE	LA	SOUTH BOURG FIELD	JAMES D. HERBERT	PINNACLE RESOURCES INC.	10/22/2003			1169012
LA30-003-A003	TERREBONNE	LA	SOUTH BOURG FIELD	JARIE HERBERT VACENOVSKY	PINNACLE RESOURCES INC.	10/22/2003			1169013
LA30-004-A001	TERREBONNE	LA	SOUTH BOURG FIELD	MELBA COCHRAN DUPLANTIS, ET AL	PINNACLE RESOURCES INC.	10/22/2003			1170560
LA30-004-A002	TERREBONNE	LA	SOUTH BOURG FIELD	DANA DUPLANTIS MCCOMBER	PINNACLE RESOURCES INC.	10/22/2003			1170570
LA30-004-A003	TERREBONNE	LA	SOUTH BOURG FIELD	ROLAND H. NORWOOD	PINNACLE RESOURCES INC.	10/22/2003			1170562
LA30-004-A004	TERREBONNE	LA	SOUTH BOURG FIELD	MAURI DUPLANTIS NORRIS	PINNACLE RESOURCES INC.	10/22/2003			1170561
LA30-005	TERREBONNE	LA	SOUTH BOURG FIELD	CARL R. DUPLANTIS, ET AL	PINNACLE RESOURCES INC.	10/22/2003			1169010
LA30-006-A001	TERREBONNE	LA	SOUTH BOURG FIELD	MERLE ANN DUPLANTIS	PINNACLE RESOURCES INC.	10/22/2003			1169017
LA30-006-A002	TERREBONNE	LA	SOUTH BOURG FIELD	MAURICE J. DUPLANTIS SR.	PINNACLE RESOURCES INC.	10/22/2003			1169016
LA30-007-A001	TERREBONNE	LA	SOUTH BOURG FIELD	KEITH EUGENE PITRE	PINNACLE RESOURCES INC.	10/22/2003			1169014
LA30-007-A002	TERREBONNE	LA	SOUTH BOURG FIELD	LAURA PITRE COCKERHAM	PINNACLE RESOURCES INC.	10/22/2003			1169015
LA30-010-A001	TERREBONNE	LA	SOUTH BOURG FIELD	DOLORES CHARPENTIER SCOTT, ET AL	PINNACLE RESOURCES INC.	11/11/2003			1169009
LA30-010-A002	TERREBONNE	LA	SOUTH BOURG FIELD	RUSSELL A. PORTIER, ET UX	PINNACLE RESOURCES INC.	11/11/2003			1169008
LA30-011	TERREBONNE	LA	SOUTH BOURG FIELD	RUSSELL A. PORTIER, ET UX	PINNACLE RESOURCES INC.	11/11/2003			1169007
LA30-013-A001	TERREBONNE	LA	SOUTH BOURG FIELD	ERNEST P. HEBERT, ET AL	PINNACLE RESOURCES INC.	11/21/2003			1169018
LA30-013-A002	TERREBONNE	LA	SOUTH BOURG FIELD	HAROLD J. ARDOIN JR., ET AL	PINNACLE RESOURCES INC.	12/2/2003			1169019
LA30-014	TERREBONNE	LA	SOUTH BOURG FIELD	HENRIETTA MARIE HUNT CLEMONS	PINNACLE RESOURCES INC.	1/14/2004			1169606
LA30-015	TERREBONNE	LA	SOUTH BOURG FIELD	JMB PARTNERSHIP	APACHE CORPORATION	3/15/2004			1187039
LA30-016-A001	TERREBONNE	LA	SOUTH BOURG FIELD	RAYMOND LAWRENCE HEBERT	MERLIN OIL & GAS INC.	6/4/2004			1182084
LA30-016-A002	TERREBONNE	LA	SOUTH BOURG FIELD	ERNEST J. PELEGRIN, ET AL	MERLIN OIL & GAS INC.	6/8/2004			1182384
LA30-017	TERREBONNE	LA	SOUTH BOURG FIELD	PXP GULF COAST INC.	APACHE CORPORATION	8/1/2004			1189249
LA31-001-A001	TERREBONNE	LA	SOUTH HOUMA FIELD	APACHE LOUISIANA MINERALS INC.	CASTEX ENERGY INC.	9/1/2004			1197797
LA31-001-A002	TERREBONNE	LA	SOUTH HOUMA FIELD	APACHE LOUISIANA MINERALS INC.	APACHE CORPORATION	9/1/2004			1201182
LA31-002	TERREBONNE	LA	SOUTH HOUMA FIELD	LATERRE COMPANY, INC.	SHELL PETROLEUM CORP.	6/12/1933			14698
LA34-001	CAMERON	LA	SOUTHWEST LAKE ARTHUR FIELD	DIXIE RICE AGRICULTURAL CORPORATION, INC	MERLIN OIL & GAS, INC	6/20/2005	1006		293853
LA34-004-A001	CAMERON	LA	SOUTHWEST LAKE ARTHUR FIELD	MORRIS VARNADO, ET AL	MERLIN OIL & GAS, INC	5/26/2005	1007		294203
LA34-004-A002	CAMERON	LA	SOUTHWEST LAKE ARTHUR FIELD	CLINTON J. VARNADO	SILVER OAK PROPERTIES, L.L.C.	12/12/2005			295209
LA34-004-A003	CAMERON	LA	SOUTHWEST LAKE ARTHUR FIELD	MARY ELLEN OLDS	SILVER OAK PROPERTIES, L.L.C.	12/12/2005			295210
LA34-005	CAMERON	LA	SOUTHWEST LAKE ARTHUR FIELD	THOMAS CLEVELAND HOFFPAUIR, ET AL	MERLIN OIL & GAS, INC	7/20/2005	1006		293856
LA34-006	CAMERON	LA	SOUTHWEST LAKE ARTHUR FIELD	STATE OF LOUISIANA #18645	MERLIN OIL & GAS, INC	7/13/2005	1006		293938
LA34-007	CAMERON	LA	SOUTHWEST LAKE ARTHUR FIELD	J LAWTON COMPANY AND TOWER LAND COMPANY L.L.C.	MERLIN OIL AND GAS COMPANY L.L.C.	7/8/2005	1007		294137

Exhibit “A”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Lease Agreements

LEASE NO.	PARISH/COUNTY	STATE	ONSHORE FIELD	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	REFERENCE
LA34-008	CAMERON	LA	SOUTHWEST LAKE ARTHUR FIELD	LAKE ARTHUR RECLAMATION CO., LTD.	MERLIN OIL & GAS, INC.	7/15/2005	01006		293855
LA34-009	CAMERON	LA	SOUTHWEST LAKE ARTHUR FIELD	RAINBOW GUN CLUB, INC.	MERLIN OIL & GAS, INC.	8/8/2005			293940
LA34-010	CAMERON	LA	SOUTHWEST LAKE ARTHUR FIELD	STATE OF LOUISIANA #18646	MERLIN OIL & GAS, INC.	7/13/2005			293938
LA34-011	CAMERON	LA	SOUTHWEST LAKE ARTHUR FIELD	PBA PROPERTIES, L.L.C. ETAL	EL PASO PRODUCTION COMPANY	9/5/2005			294506
LA34-013	CAMERON	LA	SOUTHWEST LAKE ARTHUR FIELD	STATE OF LOUISIANA #18887	MANDALAY OIL & GAS, L.L.C.	2/8/2006			296773
LA38-001	TERREBONNE	LA	BAYOU POINTE AU CHIEN FIELD	LOUISIANA LAND & EXPLORATION CO.	CASTEX ENERGY 1995 LP	11/22/2004	1899	358	1199026

Exhibit “A-1”

Attached to and made a part of that certain Purchase and Sale Agreement dated May 31, 2007 (effective April 1, 2007), by and between EPL of Louisiana, L.L.C., Seller and Castex Energy 2007, L.P., Buyer.

LANDS

THE FOLLOWING DESCRIBED LAND LOCATED IN TOWNSHIP 20 SOUTH, RANGE 18 EAST, TERREBONNE PARISH, LOUISIANA, LIMITED FROM SURFACE TO THE TOP OF THE TEX “W” FORMATION:

A CERTAIN TR OF LAND SITUATED IN THE PARISH OF TERREBONNE, ST OF LA, ON THE RT DESC BANK OF BAYOU LITTLE CAILLOU, AT A DISTANCE OF ABOUT TWENTY-FIVE MILES BELOW THE CITY OF HOUMA, MEASURING 15 ARPENTS FRONT ON SAID BAYOU BY DEPTH OF SVY, AND COMPOSED OF THE FOLLOWING TRS OF LAND TO WIT: “AA” A CERTAIN TR OF LAND MEASURING 5 ARPENTS FRONT ON THE RT DESCENDING BANK OF BAYOU LITTLE CAILLOU BY DEPTH OF SVY; BOUNDED ABOVE BY LAND OF FRANKLIN J LIRETTE FORMERLY AND BELOW BY THE TR OF LAND HEREINBELOW DESC UNDER “BB”, SAID TR OF 5 ARPENTS BEING DESC AS LOTS 22, 23, 24, 25, & 26 ON A PLAN OF SUBD OF THE LANDS OF PIERRE DASPIT DRAWN AND EXEC BY A. JOLEY JR SURVEYOR ON THE 6TH DAY OF FEB 1885. “BB” A CERTAIN TR OF LAND TWO ARPENTS FROM ON THE RT DESCENDING BANK OF BAYOU LITTLE CAILLOU BY DEPTH OF SVY; BOUNDED ABOVE BY TR OF LAND HEREINABOVE DESC UNDER “AA” AND BELOW BY TR HEREINBELOW DESC UNDER “CC” SAID TR OF TWO ARPENTS BEING DESC AS LOT 26 (BIS) ON THE AFORESAID PLAT OF SUBD, TOGETHER WITH THE WHOLE OF THAT CERTAIN CANAL, KNOWN AS THE ROBINSON CANAL. “CC” A CERTAIN TR OF LAND MEASURING 7 ARPENTS FRONT ON THE RT DESCENDING BANK OF BAYOU LITTLE CAILLOU BY THE DEPTH OF SVY, BOUNDED ABOVE BY THE TR OF LAND HEREINABOVE DESC UNDER “BB” AND BELOW BY THAT HEREINBELOW DESC UNDER “DD” THE SAID TR OF 7 ARPENTS BEING DESIGNATED AS LOTS 27, 28 & 29 ON THE AFORESAID PLAN OF SUBD. “DD” A CERTAIN TR OF LAND MEASURING 1 ARPENT FRONT ON THE RT DESCENDING BANK OF BAYOU LITTLE CAILLOU BY DEPTH OF SVY BOUNDED ABOVE BY TR OF LAND HEREINABOVE DESC UNDER “CC” & BELOW BY LAND FORMERLY OF EMILE NINI; SAID TR OF 1 ARPENT BEING DESC ON THE LAND: AFORESAID PLAT OF SUBD AS LOT NO 30 & BEING THE SAME ACQUIRED BY EDVILLE PLAISELLA AT A PUBLIC SALE HELD IN THIS PH IN THE MATTER OF THE SUCCESSION OF PIERRE DASPIT ON THE 5TH DAY OF FEB 1885, REC IN CONVEYANCE BK II FOLIO 590 ET SEQ. BEING THE SAME PROPERTY ACQUIRED BY SIDNEY H DAIGLE, VENDOR, TOGETHER WITH OTHER PROPERTY, FROM EMILE DAIGLE JR, PETER F. DAIGLE, HENRY P. DAIGLE & MRS. CECILE DAIGLE WIDOW OF AMAND ST MARTIN, ON THE 5-7-14, BY ACT BEFORE A J. CAILLOUET, NOTARY PUBLIC OF THE PH OF TERREBONNE, OF REC IN THE CONVEYANCE RECORDS OF THE PARISH OF TERREBONNE IN CONVEYANCE BK 63 FOLIO 226 ET SEQ. SAID ENTIRE TR OF LAND CONTAINING IN THE AGGREGATE, 500 ACS, MORE OR LESS, TERREBONNE PH, LA.

Being the interest acquired by Castex Energy 1995, L.P. from Hunt Petroleum Corporation by virtue of that certain Assignment, Conveyance and Bill of Sale dated November 30. 2000, effective as of June 1, 2000, recorded COB 1717. Entry No. 1085938, records of Terrebonne Parish, Louisiana, as amended by Amendment to Assignment, Conveyance and Bill of Sale dated May 21, 2003, effective June 1, 2000, recorded in COB 1827, Entry No. 1153458, records of Terrebonne Parish, Louisiana.

Exhibit “B”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Wells, Facilities and Pipelines

ONSHORE FIELD	PROPERTY	PROPERTY NO.	SERIAL NO./API NO.	OPERATOR	STATUS
CHAUVIN (SOUTH BOURG AND SOUTH HOUMA)	U LYONS RA SUA BABIN #1	LA30-U01-01	230401	APACHE CORPORATION	PRODUCING
	ALMI 73 #1	LA31-001-502	230340	APACHE CORPORATION	P&A
	VU A ALMI 71 #1	LA31-U01-01	230003	EPL	PRODUCING
GOLDEN MEADOW	VU O LL&E #230	LA20-U02-01	230208	APACHE CORPORATION	P&A
	CIB C E ALT LATERRE #301	LA20-U03-01	229562	APACHE CORPORATION	PRODUCING
	VU N LL&E #229	LA20-U01-01	229601	APACHE CORPORATION	OFF PRODUCTION
	10,800 RA SU A LL&E #229	LA20-U04-01	229601	APACHE CORPORATION	OFF PRODUCTION—P&A LIABILITY
LAKE BOUDREAUX	VU B ALMI 75 #1	LA22-U02-01	229499	APACHE CORPORATION	PRODUCING
	VU B ALMI 70 #1	LA22-U02-02	230761	APACHE CORPORATION	PRODUCING
	VU B ALMI 70 #2	LA22-U02-03	230840	APACHE CORPORATION	PRODUCING
	VU B ALMI 70 #3	LA22-U02-04	233461	APACHE CORPORATION	PRODUCING
	VU D SL 5351 #1	LA22-U04-01	230402	APACHE CORPORATION	PRODUCING
LAPEYROUSE	A M DUPONT #1	LA25-060-501	167644	EPL	OFF PRODUCTION—P&A LIABILITY
	J B FERGUSON #1 SWD	LA25-063-501	972282	EPL	OFF PRODUCTION; POSSIBLE FUTURE UTILITY
	J B FERGUSON #2 SWD	LA25-063-502	973349	EPL	ACTIVE
	PEL RD SU A WURZLOW ETAL#1	LA25-U01-01	229354	EPL	PELICAN SD OFF; RECOMPLETED AS AM DUPONT #4 FF RB SUA
	DUVAL RD SU A JC EXPOSITO #3	LA25-U02-01	230697	EPL	DUVAL SD OFF. RECOMPLETED IN PEL RE SUA
	CC RB SU A INVINCIBLE FEE #4	LA256-U03-01	82476	EPL	OFF PRODUCTION—P&A LIABILITY
	EXP A RB SU A J B SMITH #1	LA25-U04-01	229772	EPL	EXPOSITO SD OFF. RECOMPLETED AS HELLIER #1;GG RA SUA
	EXP B RE SU A INVINCIBLE FEE #6	LA25-U05-01	229030	EPL	EXPOSITO SD OFF. RECOMPLETED TO INV FEE #6 13,000' SAND
	FF RB SU A A M DUPONT #3	LA25-U06-01	229934	EPL	PRODUCING
	FF RB SU A A M DUPONT #3D	LA25-U06-02	230092	EPL	PRODUCING
	FF RB SU A AM DUPONT #4 (WURZ #1)	LA25-U06-03	229354	EPL	OFF PRODUCTION—P&A LIABILITY
	PEL RC SU A A M DUPONT #2	LA25-U07-01	228573	EPL	OFF PRODUCTION—P&A LIABILITY
	DUVAL SU E; JC DUPONT #1	LA25-U08-01	61141	EPL	SHUT-IN
	DUVAL SU E; JC DUPONT #2ALT	LA25-U08-02	228796	EPL	OFF PRODUCTION; AFE CIRCULATING TO REWORK DUVAL SU E
	PEL RA SU A SL 16446 #1 (PETTIGREW #1)	LA25-U09-01	230272	EPL	PRODUCING
	DUVAL RF SUA CUNNINGHAM #1 (LL&E #1)	LA25-U10-01	231305	EPL	DUVAL SD OFF. RECOMPLETED AS LL&E #1; PEL RF SUA.
	VU A ALMI #1	LA25-U12-01	229455	EPL	PRODUCING.
	AA RA SU A JC EXPOSITO #2D	LA25-U13-01	75083	EPL	OFF PRODUCTION—P&A LIABILITY
	PEL RE SU A JC EXPOSITO #3	LA25-U14-01	230697	EPL	PRODUCING.
	PEL RE SU A INVINCIBLE FEE #6	LA25-U14-02	229030	EPL	PELICAN SD OFF. RECOMPLETED TO EXP B RE SU A, WHICH WAS SUBSEQUENTLY RECOMPLETED TO 13,000' SAND
	EXP A RA SU A AM DUPONT #4 (WURZ #1)	LA25-U15-01	229354	EPL	OFF PRODUCTION—P&A LIABILITY
	VU B JB SMITH #1	LA25-U16-01	229772	EPL	OFF. RECOMPLETED AS HELLIER #1; GG RA SUA.
	VU B HELLIER ETAL #1 (SMITH #1)	LA25-U16-02	229772	EPL	VU B OFF. RECOMPLETED TO HELLIER #1 GG RA SU A
	GG RA SUA HELLIER #1 (SMITH#1)	LA25-U17-01	229772	EPL	PRODUCING.
	DUVAL SU G INVINCIBLE FEE #6	LA25-U18-01	229030	EPL	DUVAL SD OFF. SUBSEQUENTLY RECOMPLETED TO 13,000' SAND.
	PEL RF SU A LL&E #1 (CUNNINGHAM #1)	LA25-U19-01	231305	EPL	PRODUCING
	DUVAL RC SUA CENAC ETAL #1	LA25-U11-01	224855	XPLOR	P&A
	13,000' SAND INVINCIBLE FEE #6	LA25-U20-01	229030	EPL	PRODUCING
	LAPEYROUSE GAS PLANT	LA25-F01		EPL
	CUNNINGHAM HEIRS #1 FAC & PPLN	LA25-F02		EPL
	6" PL FR HEADER PT TO LA25 PLT	LA25-PL-001		EPL

Exhibit “B”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Wells, Facilities and Pipelines

ONSHORE FIELD	PROPERTY	PROPERTY NO.	SERIAL NO./API NO.	OPERATOR	STATUS
LIRETTE (LIRETTE AND BAYOU POINTE AU CHIEN)	ALMI 37 #1	LA26-003-502	230852	EPL	SHUT-IN
	VU A ALMI 36 #1	LA26-U01-01	229820	EPL	SHUT-IN
	VUA LL&E 19 #1	LA38-U01-01	231397	EPL	PRODUCING
	ALMI 37 #1 PLTFM/FAC/PIPELINE	LA26-F02		EPL
	LIRETTE BARGE FACILITY	LA26-F03		EPL
	LL&E 19 #1 PLTFM/FAC/PIPELINE	LA38-F01		EPL
LITTLE LAKE	LL&E #1	LA27-002-501	230788	ENERGY XXI GULF COAST INC.	PRODUCING
	LL&E #2	LA27-002-502	231668	ENERGY XXI GULF COAST INC.	SHUT-IN
	LL&E #3	LA27-002-504	232738	ENERGY XXI GULF COAST INC.	PRODUCING
	LL&E 19 #1	LA27-002-503	231397	ENERGY XXI GULF COAST INC.	PRODUCING
	SL 18143 #1	LA27-001-501	230788	ENERGY XXI GULF COAST INC.	P&A
	SL 18727 #1	LA27-003-501	235188	ENERGY XXI GULF COAST INC.	DRILLING
	LITTLE LAKE FLARE SYSTEM FAC	LA27-F01		ENERGY XXI GULF COAST INC.
	LL&E #2 BARGE FACILITY	LA27-F02		ENERGY XXI GULF COAST INC.
LIVE OAK	STOVALL #1	LA28-001-501	229687	BROWNING OIL COMPANY, INC.	PRODUCING
	STOVALL SWD #1	LA28-01-502	973327	BROWNING OIL COMPANY, INC.	ACTIVE
	STOVALL #1 PRODUCTION BARGE	LA28-F01		BROWNING OIL COMPANY, INC.
	STOVALL #1 8" PIPELINE	LA28-PL-001		BROWNING OIL COMPANY, INC.
PALMETTO BAYOU	CL&F 25 #1	LA29-001-501	228210	APACHE CORPORATION	P&A
	VU A HENICAN 31 #1	LA29-U01-01	230762	APACHE CORPORATION	PRODUCING
SW LAKE ARTHUR (LAKESIDE)	PLAN HET SU A SL 18646 #1 (DRACI #1)	LA34-U01-01	233005	EPL	PRODUCING

Exhibit “C”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Easements

LEASE NO.	PARISH/COUNTY	STATE	ONSHORE FIELD	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	REFERENCE
LA25-063-SUR	TERREBONNE	LA	LAPEYROUSE FIELD	JANIS F. ALLEN, ET AL	HUNT PETROLEUM CORP	6/6/1991	1947	597	1225983
LA25-085-SUR01	TERREBONNE	LA	LAPEYROUSE FIELD	CINDY ADAM HEBERT	POLARIS EXPLORATION CORPORATOIN	6/3/1996			1032395
LA25-085-SUR02	TERREBONNE	LA	LAPEYROUSE FIELD	LEONTINA KELLY GALLAGHER	POLARIS EXPLORATION CORPORATOIN	9/16/1998			1032396
LA25-085-SUR03	TERREBONNE	LA	LAPEYROUSE FIELD	LUTHER HORAZE KELLY JR., ET UX	POLARIS EXPLORATION CORPORATOIN	9/16/1998			1032397
LA25-125-SUR01	TERREBONNE	LA	LAPEYROUSE FIELD	JOHN B. FERGUSON JR.	PLACID OIL COMPANY	1/15/1960			201283
LA25-125-SUR02	TERREBONNE	LA	LAPEYROUSE FIELD	WILLIAM V. CONOVER II, ET AL	PLACID OIL COMPANY	1/15/1960			201816
LA25-133-SUR01	TERREBONNE	LA	LAPEYROUSE FIELD	BETTY FORET BERGERON	POLARIS EXPLORATION CORPORATION	7/13/1998			1032229
LA25-133-SUR02	TERREBONNE	LA	LAPEYROUSE FIELD	CLARENCE FORET JR., ET AL	POLARIS EXPLORATION CORPORATION	7/15/1998			1032227
LA25-133-SUR03	TERREBONNE	LA	LAPEYROUSE FIELD	ERROL DUPLANTIS, ET AL	POLARIS EXPLORATION CORPORATION	7/21/1998			1029504
LA25-133-SUR04	TERREBONNE	LA	LAPEYROUSE FIELD	ANDREA PAYNE	POLARIS EXPLORATION CORPORATION	7/31/1998			1029499
LA25-133-SUR05	TERREBONNE	LA	LAPEYROUSE FIELD	LUCIUS HEBERT, ET AL	POLARIS EXPLORATION CORPORATION	8/6/1998			1029497
LA25-133-SUR06	TERREBONNE	LA	LAPEYROUSE FIELD	GERALD HEBERT	POLARIS EXPLORATION CORPORATION	8/6/1998			1029500
LA25-133-SUR07	TERREBONNE	LA	LAPEYROUSE FIELD	BRYAN P. DUPLANTIS, ET AL	POLARIS EXPLORATION CORPORATION	8/6/1998			1029503
LA25-133-SUR08	TERREBONNE	LA	LAPEYROUSE FIELD	SYLVIA P. STRIKELEATHER	POLARIS EXPLORATION CORPORATION	8/11/1998			1032240
LA25-133-SUR09	TERREBONNE	LA	LAPEYROUSE FIELD	ROSALIE FORET	POLARIS EXPLORATION CORPORATION	8/14/1998			1032228
LA25-133-SUR10	TERREBONNE	LA	LAPEYROUSE FIELD	HOUSTON FORET	POLARIS EXPLORATION CORPORATION	8/14/1998			1032961
LA25-133-SUR11	TERREBONNE	LA	LAPEYROUSE FIELD	HENRIETTA PERCLE, ET AL	POLARIS EXPLORATION CORPORATION	8/17/1998			1029498
LA25-133-SUR12	TERREBONNE	LA	LAPEYROUSE FIELD	GLEN PICOU SR., ET AL	POLARIS EXPLORATION CORPORATION	8/17/1998			1032393
LA25-133-SUR13	TERREBONNE	LA	LAPEYROUSE FIELD	IRLY PICOU JR., ET AL	POLARIS EXPLORATION CORPORATION	8/17/1998			1032394
LA25-133-SUR14	TERREBONNE	LA	LAPEYROUSE FIELD	FLOYD ANTHONY PRICE, ET AL	POLARIS EXPLORATION CORPORATION	8/19/1998			1032239
LA25-133-SUR15	TERREBONNE	LA	LAPEYROUSE FIELD	SAMUEL HEBERT	POLARIS EXPLORATION CORPORATION	8/21/1998			1029495
LA25-133-SUR16	TERREBONNE	LA	LAPEYROUSE FIELD	LOVELESS FORET	POLARIS EXPLORATION CORPORATION	8/21/1998			1032242
LA25-133-SUR17	TERREBONNE	LA	LAPEYROUSE FIELD	WILEY PRICE JR.	POLARIS EXPLORATION CORPORATION	8/28/1998			1032241
LA25-133-SUR18	TERREBONNE	LA	LAPEYROUSE FIELD	GWEN PICOU	POLARIS EXPLORATION CORPORATION	8/31/1998			1029496
LA25-133-SUR19	TERREBONNE	LA	LAPEYROUSE FIELD	KENNETH HEBERT	POLARIS EXPLORATION CORPORATION	9/2/1998			1029501
LA25-133-SUR20	TERREBONNE	LA	LAPEYROUSE FIELD	DORIS NELTON PRESTENBACH	POLARIS EXPLORATION CORPORATION	9/5/1998			1032237
LA25-133-SUR21	TERREBONNE	LA	LAPEYROUSE FIELD	MARK KEITH SHAW	POLARIS EXPLORATION CORPORATION	9/11/1998			1032233
LA25-133-SUR22	TERREBONNE	LA	LAPEYROUSE FIELD	SUSAN S. NICKEL	POLARIS EXPLORATION CORPORATION	9/11/1998			1032235
LA25-133-SUR23	TERREBONNE	LA	LAPEYROUSE FIELD	FRANK W. WURZLOW JR., ET AL	POLARIS EXPLORATION CORPORATION	9/11/1998			1032234
LA25-133-SUR24	TERREBONNE	LA	LAPEYROUSE FIELD	DOUBLE R TOWING INC.	POLARIS EXPLORATION CORPORATION	9/13/1998			1032960
LA25-133-SUR25	TERREBONNE	LA	LAPEYROUSE FIELD	PAULINE MARTIN	POLARIS EXPLORATION CORPORATION	9/14/1998			1032234
LA25-133-SUR26	TERREBONNE	LA	LAPEYROUSE FIELD	ROY L. ADAMS, ET AL	POLARIS EXPLORATION CORPORATION	9/15/1998			1029502
LA25-133-SUR27	TERREBONNE	LA	LAPEYROUSE FIELD	ROBIN W. MORGAN, ET AL	POLARIS EXPLORATION CORPORATION	9/30/1998			1032231
LA25-133-SUR28	TERREBONNE	LA	LAPEYROUSE FIELD	BARBARA ESTA	POLARIS EXPLORATION CORPORATION	10/1/1998			1032392
LA25-133-SUR29	TERREBONNE	LA	LAPEYROUSE FIELD	KATHLEEN W. MARCEL, ET AL	POLARIS EXPLORATION CORPORATION	10/5/1998			1032236
LA25-133-SUR30	TERREBONNE	LA	LAPEYROUSE FIELD	BARBARA W. PICARD	POLARIS EXPLORATION CORPORATION	10/7/1998			1032232
LA25-133-SUR31	TERREBONNE	LA	LAPEYROUSE FIELD	ALFRED P. PRESTENBACH, ET UX	POLARIS EXPLORATION CORPORATION	10/19/1998			1032230
LA25-133-SUR32	TERREBONNE	LA	LAPEYROUSE FIELD	BECKY RODRIGUE, ET AL	POLARIS EXPLORATION CORPORATION	10/27/1998			1032962
LA25-134-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	APACHE LOUISIANA MINERALS INC.	CASTEX ENERGY, INC.	3/1/2004
LA25-135-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	KENNETH F. TAMPLAIN, ET AL	POLARIS EXPLORATION CORPORATION	4/2/2004			1189433
LA25-136-SUR	TERREBONNE	LA	LAPEYROUSE FIELD	LEON ST. MARTIN, ET AL	CASTEX ENERGY, INC.	3/15/2004			1182547
LA25-137-SUR	TERREBONNE	LA	LAPEYROUSE FIELD	A.M. DUPONT CORPORATION	POLARIS EXPLORATION CORPORATION	3/19/2004			1182534
LA25-138-SUR	TERREBONNE	LA	LAPEYROUSE FIELD	STATE OF LOUISIANA #04503	CASTEX ENERGY 1995 LP	6/9/2004			1183786
LA25-140-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	APACHE LOUISIANA MINERALS, INC	CASTEX ENERGY, INC.	8/25/2004
LA25-141-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	HARRY BOURG CORPORATION	PLACID OIL COMPANY	1/30/1952			106336
LA25-142-ROW01	TERREBONNE	LA	LAPEYROUSE FIELD	WALTER JOSEPH SUTHON, JR., ET AL	PLACID OIL COMPANY	3/4/1952			107551
LA25-142-ROW02	TERREBONNE	LA	LAPEYROUSE FIELD	MORRIS W. BERGERON, ET AL	PLACID OIL COMPANY	3/5/1952			107553
LA25-143-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	J.C. DUPONT, INC	PLACID OIL COMPANY	3/19/1954			131126
LA25-144-ROW01	TERREBONNE	LA	LAPEYROUSE FIELD	JAMES E. CHAUVIN, ET AL	PLACID OIL COMPANY	8/8/1961			220486
LA25-144-ROW02	TERREBONNE	LA	LAPEYROUSE FIELD	LIONEL H. RUCKSTUHL, ET AL	PLACID OIL COMPANY	8/8/1961			220487
LA25-145-ROW01	TERREBONNE	LA	LAPEYROUSE FIELD	THOMAS W. KLEINPETER	PLACID OIL COMPANY	8/25/1964			269395
LA25-145-ROW02	TERREBONNE	LA	LAPEYROUSE FIELD	C.T. CARDEN, ET UX	PLACID OIL COMPANY	8/26/1964			269396
LA25-145-ROW03	TERREBONNE	LA	LAPEYROUSE FIELD	ROGER J. GONZALES	PLACID OIL COMPANY	8/27/1964			269394
LA25-145-ROW04	TERREBONNE	LA	LAPEYROUSE FIELD	WILLIAM A. TAYLOR	PLACID OIL COMPANY	8/27/1964			269393
LA25-145-ROW05	TERREBONNE	LA	LAPEYROUSE FIELD	EDAN RHOADES ROTH, ET AL	PLACID OIL COMPANY	8/28/1964			269392
LA25-146-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	A. ST. MARTIN CO, LTD.	PLACID OIL COMPANY	10/4/1971			409594

Exhibit “C”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Easements

LEASE NO.	PARISH/COUNTY	STATE	ONSHORE FIELD	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	REFERENCE
LA25-147-ROW01	TERREBONNE	LA	LAPEYROUSE FIELD	STATE OF LOUISIANA HWY DEPT	PLACID OIL COMPANY	10/7/1971
LA25-147-ROW02	TERREBONNE	LA	LAPEYROUSE FIELD	COLLINS LINER, ET UX	PLACID OIL COMPANY	10/21/1971			409840
LA25-148-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	STANLEY E. LINER, ET UX	PLACID OIL COMPANY	10/27/1971			409841
LA25-149-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	BONNIE JEAN BOURG	Fina Oil & Chemcial Co	10/5/1998
LA25-150-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	MARY A SMYTH NELSON, ET AL	HASSIE HUNT TRUST	11/10/1959			198234
LA25-151-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	J.C. DUPONT, INC	PLACID OIL COMPANY	2/13/1952			17550
LA25-152-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	NICK DHIARA, ET AL	PLACID OIL COMPANY	2/1/1952			17549
LA25-153-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	HARRY F. HELLIER, ET AL	PLACID OIL COMPANY	2/1/1952			104552
LA25-154-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	AURELIE ESCHETE, ET AL	PLACID OIL COMPANY	2/1/1952			17547
LA25-155-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	AURELIE ESCHETE, ET AL	PLACID OIL COMPANY	2/1/1952			17548
LA25-156-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	J.C. DUPONT, INC	PLACID OIL COMPANY	4/10/1956			152006
LA25-157-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	PELICAN LAKE OYSTER & PACKING CO	PLACID OIL COMPANY	9/15/1958			182929
LA25-158-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	THE LOUISIANA LAND AND EXPLORATION COMPANY	PLACID OIL COMPANY	10/1/1958
LA25-159-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	THE LOUISIANA LAND AND EXPLORATION COMPANY	PLACID OIL COMPANY	4/21/1959
LA25-160-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	CITIES SERVICE PETROLEUM CO	PLACID OIL COMPANY	2/24/1961			215656
LA25-161-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	LATERRE CO, INC	PLACID OIL COMPANY	3/6/1961
LA25-162-ROW01	TERREBONNE	LA	LAPEYROUSE FIELD	ELAM BOUDREAUX, ET AL	PLACID OIL COMPANY	8/16/1961			220459
LA25-162-ROW02	TERREBONNE	LA	LAPEYROUSE FIELD	JOHN B. FERGUSON, JR.	PLACID OIL COMPANY	8/3/1961			220460
LA25-162-ROW03	TERREBONNE	LA	LAPEYROUSE FIELD	WILLIAM V. CONOVER, ET AL	PLACID OIL COMPANY	7/24/1961			221364
LA25-163-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	JUSTELIA NEAL SMITH, ET AL	PLACID OIL COMPANY	8/17/1961			220461
LA25-164-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	ARNOLD S. KIRCHHOFF, ET AL	PLACID OIL COMPANY	8/16/1961			220462
LA25-165-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	A.M. DUPONT CORPORATION	PLACID OIL COMPANY	8/8/1961			220463
LA25-166-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	J.C. DUPONT, INC	PLACID OIL COMPANY	8/9/1961			220464
LA25-167-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	F. WURZLOW & CO	PLACID OIL COMPANY	4/12/1954			131329
LA25-168-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	MARIE SILVESTRE WURZLOW, ET AL	PLACID OIL COMPANY	4/12/1954			130931
LA25-169-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	THE LOUISIANA LAND AND EXPLORATION COMPANY	PLACID OIL COMPANY	9/30/1963
LA25-170-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	THE LOUISIANA LAND AND EXPLORATION COMPANY	PLACID OIL COMPANY	5/7/1962
LA25-171-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	LATERRE CO, INC	PLACID OIL COMPANY	8/19/1960
LA25-172-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	PELICAN LAKE OYSTER & PACKING CO	PLACID OIL COMPANY	12/19/1955
LA25-173-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	THE LOUISIANA LAND AND EXPLORATION COMPANY	ROSEWOOD RESOURCES INC.	8/23/1989			852388
LA25-174-SUR	TERREBONNE	LA	LAPEYROUSE FIELD	THE LOUISIANA LAND AND EXPLORATION COMPANY	ROSEWOOD RESOURCES INC.	9/5/1989			852389
LA25-175-SUR	TERREBONNE	LA	LAPEYROUSE FIELD	APACHE LOUISIANA MINERALS, INC.	XPLOR ENERGY OPERATING COMPANY	1/15/2005	1923	164	1213348
LA25-176-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	APACHE LOUISIANA MINERALS, INC.	EPL OF LOUISIANA, L.L.C.	3/1/2006	1964	109	1234160
LA25-177-SUR	TERREBONNE	LA	LAPEYROUSE FIELD	APACHE LOUISIANA MINERALS, INC.	EPL OF LOUISIANA, L.L.C.
LA25-179-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	LOUISIANA LAND AND EXPLORATION COMPANY	EPL OF LOUISIANA, L.L.C.				1234159
LA25-181-SUR	TERREBONNE	LA	LAPEYROUSE FIELD	MARY NAN DORAN TRUST ET AL	EPL OF LOUISIANA, L.L.C.	11/1/2005			1225983
LA25-182-SUR01	TERREBONNE	LA	LAPEYROUSE FIELD	WALTERINE H. BELLANGER. ETAL	POLARIS EXPLORATION CORPORATION	7/9/2004			1201621
LA25-182-SUR02	TERREBONNE	LA	LAPEYROUSE FIELD	WILSON A. CUNEO, JR., ET AL	POLARIS EXPLORATION CORPORATION	10/4/2004			1198154
LA25-182-SUR03	TERREBONNE	LA	LAPEYROUSE FIELD	SYDNEY ANN BUCK DOMANGUE, ET AL	POLARIS EXPLORATION CORPORATION	7/9/2004			1201621
LA25-182-SUR04	TERREBONNE	LA	LAPEYROUSE FIELD	SYDNEY ANN BUCK DOMANGUE, ET AL	POLARIS EXPLORATION CORPORATION	10/13/2004			1198153
LA25-185-ROW	TERREBONNE	LA	LAPEYROUSE FIELD	KIRCHHOFF LAND NO. 8, L.L.C.	POLARIS EXPLORATION CORPORATION	12/16/2003
LA26-007-ROW	TERREBONNE	LA	LIRETTE FIELD	APACHE LOUISIANA MINERALS INC.	CASTEX ENERGY INC.	8/1/2004
LA26-008-ROW	TERREBONNE	LA	LIRETTE FIELD	APACHE LOUISIANA MINERALS INC.	EPL OF LOUISIANA, L.L.C.	1/1/2005	1921	409	1212402
LA26-009-SUR	TERREBONNE	LA	LIRETTE FIELD	APACHE LOUISIANA MINERALS INC.	EPL OF LOUISIANA, L.L.C.	1/1/2005	1921	401	1212401
LA26-010-ROW	TERREBONNE	LA	LIRETTE FIELD	APACHE LOUISIANA MINERALS INC	EPL OF LOUISIANA L.L.C.	1/5/2005	1921	417	1212403
LA26-014-ROW	TERREBONNE	LA	LIRETTE FIELD	LOUISIANA LAND AND EXPLORATION COMPANY	CASTEX ENERGY, INC.	1/14/2005
LA29-006-SUR	TERREBONNE	LA	PALMETTO BAYOU FIELD	HENICAN TERREBONNE PROPERTY LLC	CASTEX ENERGY 1995 LP	6/15/2004	1880		1187164
LA30-018-SUR	TERREBONNE	LA	SOUTH BOURG FIELD	GEORGE D. LYONS JR. MD, ET US	FLARE RESOURCES INC.	4/25/2003			1146409
LA30-019-SUR	TERREBONNE	LA	SOUTH BOURG FIELD	LOGAN H. BABIN INC.	FLARE RESOURCES INC.	4/1/2003	1817		1146409
LA31-003-ROW	TERREBONNE	LA	SOUTH HOUMA FIELD	APACHE LOUISIANA MINERALS INC.	CASTEX ENERGY, INC	1/14/2005
LA31-004-ROW	TERREBONNE	LA	SOUTH HOUMA FIELD	APACHE LOUISIANA MINERALS INC.	CASTEX ENERGY, INC	1/1/2005
LA34-002-SUR	CAMERON	LA	SOUTHWEST LAKE ARTHUR FIELD	STATE OF LOUISIANA AGREEMENT NO. 4699	EPL OF LOUISIANA, LLC	4/5/2006			297955
LA34-014-SUR	CAMERON	LA	SOUTHWEST LAKE ARTHUR FIELD	TARGA MIDSTREAM SERVICES LIMITED PARTNERSHIP	EPL OF LOUISIANA, L.L.C.	9/1/2006
LA34-015-ROW	CAMERON	LA	SOUTHWEST LAKE ARTHUR FIELD	STATE OF LOUISIANA ROW NO. 4742	EPL OF LOUISIANA, L.L.C.	8/14/2006			300635
LA34-016-SUR	CAMERON	LA	SOUTHWEST LAKE ARTHUR FIELD	PBA PROPERTIES, L.L.C. ET AL	EPL OF LOUISIANA, L.L.C.	10/24/2006			301369
LA34-017-ROW	CAMERON	LA	SOUTHWEST LAKE ARTHUR FIELD	STATE OF LOUISIANA SUBSURFACE NO. 4660	ENERGY PARTNERS, LTD.	1/17/2006

Exhibit “C”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Easements

LEASE NO.	PARISH/COUNTY	STATE	ONSHORE FIELD	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	REFERENCE
LA38-002-ROW	TERREBONNE	LA	BAYOU POINTE AU CHIEN FIELD	APACHJE LOUISIANA MINERALS, INC	EPL OF LOUISIANA, L.L.C.	5/1/2005	1921		1212404
LA38-003-ROW	TERREBONNE	LA	BAYOU POINTE AU CHIEN FIELD	LOUISIANA LAND & EXPLORATION CO.	EPL OF LOUISIANA, L.L.C	1/7/2005	1927	470	1215538
LA38-004-ROW	TERREBONNE	LA	BAYOU POINTE AU CHIEN FIELD	LOUISIANA LAND AND EXPLORATION COMPANY	CASTEX ENERGY, INC.	1/14/2005

Exhibit “D”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Contracts

CONTRACT NO.	AREA/BLOCK OR ONSHORE FIELD	CONTRACT NAME	CONTRACT DATE	PARTIES	CONTRACT DESCRIPTION
LA20-0011	GOLDEN MEADOW FIELD	JOINT OPERATING AGREEMENT LL&E #229	1/14/2004	APACHE CORPORATION, OPERATOR CASTEX ENERGY INC.	LL&E #229
LA20-0012	GOLDEN MEADOW FIELD	LETTER AGREEMENT	2/19/2004	APACHE CORPORATION CASTEX ENERGY INC.	LATERRE CO. INC. #301
LA20-0013	GOLDEN MEADOW FIELD	JOINT OPERATING AGREEMENT LATERRE #301	2/19/2004	APACHE CORPORATION, OPERATOR CASTEX ENERGY INC.	LATERRE CO. INC. #301
LA20-0014	GOLDEN MEADOW FIELD	VOLUNTARY UNIT N	8/11/2004	STATE MINERAL BOARD LL&E APACHE CORPORATION CASTEX ENERGY INC. CASTEX ENERGY 1995 LP	VOLUNTARY UNIT AGREEMENT N
LA20-0017	GOLDEN MEADOW FIELD	COMPROMISE AND SETTLEMENT AGREEMENT	7/18/2005	APACHE CORPORATION EPL OF LOUISIANA, LLC LAFOURCHE PARISH SCHOOL BOARD	LAFOURCHE PARISH SCHOOL BOARD LEASE DTD 3/15/04
LA22-0002	LAKE BOUDREAUX FIELD	JOINT OPERATING AGREEMENT E. ALABASTER PROSPECT	8/1/2003	APACHE CORPORATION CASTEX ENERGY INC. WHITE OAK ENERGY LLC ROBERT W. KENT ET UX MERIDIAN RESOURCES & EXPLORATION LLC
LA22-0004	LAKE BOUDREAUX FIELD	VOLUNTARY UNIT AGREEMENT DULARGE VU A	9/10/2003	STATE MINERAL BOARD APACHE CORPORATION NORTEX CORPORATION CASTEX ENERGY 1995 LP WHITE OAK ENERGY LLC	VOLUNTARY UNIT AGREEMENT DULARGE VU A
LA22-0005	LAKE BOUDREAUX FIELD	JOINT OPERATING AGREEMENT	9/15/2003	APACHE CORPORATION, OPERATOR CASTEX ENERGY INC. FLARE RESOURCES INC. CL&F RESOURCES LP	ALMI 75 #1
LA22-0006	LAKE BOUDREAUX FIELD	JOINT OPERATING AGREEMENT	9/15/2003	APACHE CORPORATION, OPERATOR CASTEX ENERGY INC. FLARE RESOURCES INC.	CONSTELLATION PROSPCT
LA22-0007	LAKE BOUDREAUX FIELD	LETTER AGREEMENT	10/3/2003	CASTEX ENERGY INC. APACHE CORPORATION	ARROWHEAD PROSPECT
LA22-0009	LAKE BOUDREAUX FIELD	DAMAGE RELEASE	12/31/2003	TERRY NETTLETON CASTEX ENERGY INC. APACHE CORPORATION SOUTH COAST EXPLORATION COMPANY	OYSTER LEASE NO. 34154
LA22-0010	LAKE BOUDREAUX FIELD	MITIGATION CONTRACT	1/8/2004	GREMILLION LAND MANAGEMENT COMPANY LLC CASTEX ENERGY INC.	WETLAND MITIGATION CONTRACT
LA22-0012	LAKE BOUDREAUX FIELD	DEPARTMENT OF THE ARMY CONSENT TO CROSS US GOVERNMENT EASEMENT	2/10/2004	UNITED STATES CASTEX ENERGY INC.	BAYOU GRAND CALLIOU AND LECARPE CHANNEL PROJECT

Exhibit “D”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Contracts

CONTRACT NO.	AREA/BLOCK OR ONSHORE FIELD	CONTRACT NAME	CONTRACT DATE	PARTIES	CONTRACT DESCRIPTION
LA22-0013	LAKE BOUDREAUX FIELD	VOLUNTARY UNIT AGREEMENT VUB	5/12/2004	STATE MINERAL BOARD APACHE LOUISIANA MINERALS INC. CL&F RESOURCES LP FLARE RESOURCES INC. CASTEX ENERGY INC. APACHE CORPORATION	VOLUNTARY UNIT AGREEMENT VU B
LA22-0015	LAKE BOUDREAUX FIELD	JOINT OPERATING AGREEMENT	9/1/2004	APACHE CORPORATION, OPERATOR CASTEX ENERGY INC. NORTEX CORPORATION WHITE OAK ENERGY LLC ROBERT W. KENT ET UX FLARE RESOURCES INC.	SL 5351 #1
LA22-0016	LAKE BOUDREAUX FIELD	VOLUNTARY UNIT AGREEMENT VU D	11/10/2004	STATE MINERAL BOARD APACHE CORPORATION CASTEX ENERGY 1995 LP WHITE OAK ENERGY LP FLARE RESOURCES INC. PINNACLE RESOURCES INC. NORTEX CORPORATION ROBERT AND SALLY KENT	VOLUNTARY UNIT AGREEMENT VU D
LA22-0017	LAKE BOUDREAUX FIELD	LETTER AGREEMENT	11/11/2003	APACHE CORPORATION CASTEX ENERGY INC.	CONSTELLATION PROSPCT
LA22-0018	LAKE BOUDREAUX FIELD	LETTER AGREEMENT	4/14/2004	APACHE CORPORATION CASTEX ENERGY INC. FLARE RESOURCES INC.	CONSTELLATION LEASE OFFER
LA22-0019	LAKE BOUDREAUX FIELD	PRODUCTION HANDLING AGREEMENT	5/1/2005	APACHE CORPORATION NORTEX CORPORATION WHITE OAK ENERGY LLC ROBERT W. KENT MERIDIAN RESOURCES APACHE CORPORATION EPL OF LOUISIANA, L.L.C. NORTEX CORPORATION ROBERT AND SALLY KENT FLARE RESOURCES INC.	SL 5351 #1
LA25	LAPEYROUSE FIELD	PROCESSING AND HANDLING AGREEMENT	1/15/2003	CASTEX ENERGY INC. APACHE CORPORATION	CASTEX LOUISIANA FACILITIES J.C. DUPONT #1 J.C. EXPOSITO #2 A.M. DUPONT CORP J.B. FERGUSON SWD INVINCIBLE FEE #4 GILBERT BOURG #1

Exhibit “D”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Contracts

CONTRACT NO.	AREA/BLOCK OR ONSHORE FIELD	CONTRACT NAME	CONTRACT DATE	PARTIES	CONTRACT DESCRIPTION
LA25-0001	LAPEYROUSE FIELD	J B FERGUSON 1 SWD DISPOSAL SYSTEM AGREEMENT	1/1/1991

HUNT PETROLEUM CORPORATION, OPERATOR

AMERICAN COMETRA INC.

AMELIA EXPOSITO AUTHEMENT, ANNIE BOUDREAUX

AUTHEMENT

FANNIE BOUDREAUX AUTHEMENT, PHILLIP B. BERRY

ABBIE BOUDREAUX, ELAM BOUDREAUX

JAMES JOSEPH BOUDREAUX, MILTON BOURG

F. HENRY CALLOWAY, EVELLA BOUDREAUX

CHAMPAGNE

DORIS BOUDREAUX CHAUVIN, WILLIAM V. CONOVER II

COREXCAL INC., RUTLEDGE DEAS JR

C. WALTER DOBIE, EULA EXPOSITO DOMANGUE

DR. JULES DUPONT, T.J. EBY JR.

MARIE L. EXPOLITO, FRANCIS EXPOSITO

PHILIP EXPOSITO

EXXON COMPANY USA, FINA OIL & CHEMICAL COMPANY

CHARLENE FOURNIER, DR. T.W. & DOROTHY

KLEINPETER

LANGHAM PETROLEUM EXPLORATION

HOBSON MANN, MAGGIE MELANCON

MORIS MIZEL D/B/A MIZEL RESOURCES

OXY USA INC., PENNZOIL EXPLORATION & PRODUCTION

PLACID OIL COMPANY, PNP PETROLEUM INC.

BRUNELLA PRICE, RIVAGE CORPORATION

SANTA FE MINERALS INC.

SOUTH OAK PRODUCTION COMPANY

T.E. PETROLEUM CORPORATION

TEXACO USA, TRIUMPH ENERGY CORPORATION

JACK VESTAL

CARL WESTERMAN DALTON WOODS

LA25-0002	LAPEYROUSE FIELD	SALTWATER DISPOSAL AGREEMENT	7/27/2006	ENERGY PARTNERS, LTC SOUTH OAK PRODUCTION COMPANY	BOURG #1 AND BOURG #2
LA25-0003	LAPEYROUSE FIELD	CONSERVATION ORDER NO 416-A-13	10/6/2004		DUVAL ZONE RESERVOIR E
LA25-0003	LAPEYROUSE FIELD	CONSERVATION ORDER NO 416-B-9	4/5/2005		PELICAN ZONE, RESERVOIR D
LA25-0004	LAPEYROUSE FIELD	CONSERVATION ORDER NO 416-B-9	2/16/2005		PELICAN ZONE, RESERVOIR D

Exhibit “D”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Contracts

CONTRACT NO.	AREA/BLOCK OR ONSHORE FIELD	CONTRACT NAME	CONTRACT DATE	PARTIES	CONTRACT DESCRIPTION
LA25-0005	LAPEYROUSE FIELD	INDIVIDUAL OPERATING AGREEMENT FOR CC SAND UNIT A	4/10/1987

ROSEWOOD RESOURCES, INC., OPERATOR

PLACID OIL COMPANY, HUNT PETROLEUM CORPORATION

CITIES SERVICE OIL AND GAS CORPORATION

WILLIAM V. CONOVER II, EXXON COMPANY USA

FINA OIL AND CHEMICAL COMPANY

AMERICAN COMETRA INC., RUTLEDGE DEAS JR

DALTON WOODS, T.J. EBY JR.

C. WALTER DOBIE, JACK VESTAL

HOWARD WESTERMAN, F. HENRY CALLOWAY

PHILLIP BERRY

MORIS MIZEL D/B/A MIZEL RESOURCES

TRIUMPH ENERGY CORP.

UNITED EXPLORATION CO. LTD PROGRAM #4

CARL WESTERMAN

CC SAND UNIT A
LA25-0005	LAPEYROUSE FIELD	INDIVIDUAL OPERATING AGREEMENT FOR EXPOSITO A UNIT NO 1	9/1/1962	PLACID OIL COMPANY, OPERATOR CITIES SERVICE COMPANY HUMBLE OIL & REFINING COMPANY WILLIAM V. CONOVER SAN JACINTO OIL AND GAS COMPANY	EXPOSITO A UNIT NO 1
LA25-0005	LAPEYROUSE FIELD	INDIVIDUAL OPERATING AGREEMENT FOR EXPOSITO A UNIT NO 2	8/1/1960 (EFFECTIVE)	PLACID OIL COMPANY, OPERATOR CITIES SERVICE COMPANY HUMBLE OIL & REFINING COMPANY WILLIAM V. CONOVER	EXPOSITO A UNIT NO 2
LA25-0005	LAPEYROUSE FIELD	INDIVIDUAL OPERATING AGREEMENT FOR EXPOSITO B UNIT NO 1	9/1/1962	PLACID OIL COMPANY, OPERATOR HUMBLE OIL & REFINING COMPANY WILLIAM V. CONOVER SAN JACINTO OIL AND GAS COMPANY	EXPOSITO B UNIT NO 1
LA25-0005	LAPEYROUSE FIELD	INDIVIDUAL OPERATING AGREEMENT FOR EXPOSITO B UNIT NO 3	9/1/1962	PLACID OIL COMPANY, OPERATOR HUMBLE OIL & REFINING COMPANY WILLIAM V. CONOVER SAN JACINTO OIL AND GAS COMPANY	EXPOSITO B UNIT NO 3
LA25-0005	LAPEYROUSE FIELD	CONSERVATION ORDER 416-TT	1/19/1987		CC SAND UNIT A
LA25-0005	LAPEYROUSE FIELD	POOLING AND UNITIZATION AGREEMENT AND DECLARATION OF UNIT	8/24/1954	PLACID OIL COMPANY ARKANSAS FUEL OIL CORPORATION WILLIAM V. CONOVER STATE MINERAL BOARD	PLACID OIL COMPANY ET AL JOSEPH EXPOSITO ET AL UNIT
LA25-0006	LAPEYROUSE FIELD	JOINT OPERATING AGREEMENT	12/15/2003	CASTEX ENERGY INC., OPERATOR APACHE CORPORATION GEOIL LLC MATAGORDA COMPANY LLC LMD PETROLEUM CORPORATION LANNIE MECOM 1981 PARTNERSHIP PETROHAWK ENERGY LLC SOUTH COAST EXPLORATION CO.	INVINCIBLE FEE #6

Exhibit “D”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Contracts

CONTRACT NO.	AREA/BLOCK OR ONSHORE FIELD	CONTRACT NAME	CONTRACT DATE	PARTIES	CONTRACT DESCRIPTION

LA25-0007	LAPEYROUSE FIELD	DUVAL SAND RD CONSERVATION ORDER 416-A-12	9/23/2004		DUVAL SAND RESERVOIR D

LA25-0008	LAPEYROUSE FIELD	OPERATING AGREEMENT	7/2/1962	PLACID OIL COMPANY, OPERATOR CITIES SERVICE COMPANY HUMBLE OIL AND REFINING COMPANY WILLIAM V. CONOVER	INDIVIDUAL OPERATING AGREEMENT FOR PELICAN UNIT 1

LA25-0009	LAPEYROUSE FIELD	JOINT OPERATING AGREEMENT	5/1/2004	CASTEX ENERGY INC., OPERATOR APACHE CORPORATION BETA OIL & GAS INC GEOIL LLC LMD PETROLEUM CORPORATION LANNIE MECOM 1981 PARTNERSHIP SOUTH COAST EXPLORATION CO.	LAPEYROUSE FIELD

LA25-0010	LAPEYROUSE FIELD	EXPOSITO A RES B CONSERVATION ORDER NO 416-D-3	12/14/2005		EXPOSITO A RES B

LA25-0010	LAPEYROUSE FIELD	EXPOSITO B RE SU A CONSERVATION ORDER NO 416-C-10	5/25/2004		EXPOSITO B RE SU A

LA25-0012	LAPEYROUSE FIELD	CONSERVATION ORDER NO 416-ZZ-1	5/6/2004		FF ZONE RESERVOIR B

LA25-0012	LAPEYROUSE FIELD	CONSERVATION ORDER NO 416-ZZ-2	12/6/2004		FF RB SU A

LA25-0013	LAPEYROUSE FIELD	CONSERVATION ORDER NO 416-ZZ-3	4/5/2006		FF RB SU A

LA25-0014	LAPEYROUSE FIELD	OPERATING AGREEMENT	7/24/2003	CASTEX ENERGY, INC. GEOIL LLC LMD PETROLEUM CORPORATION LANNIE MECOM 1981 PARTNERSHIP BETA OIL & GAS INC SOUTH COAST EXPLORATION COMPANY	STARBOARD AREA “A” LAPEYROUSE FIELD

LA25-0015	LAPEYROUSE FIELD	FARMOUT AGREEMENT	1/17/2004	EXXONMOBIL CASTEX ENERGY INC.	STATE OF LOUISIANA LEASE 2906, EFFECTIVE 1/19/56, LYING OUTISE THE GEOGRAPHIC BOUNDARY OF THE DUVAL SU E

LA25-0016	LAPEYROUSE FIELD	PEL RC SUA CONSERVATION ORDER NO 416-B-8	5/6/2004		PEL RC SUA

LA25-0017	LAPEYROUSE FIELD	OPERATING AGREEMENT	08/01/1960 (EFFECTIVE)	PLACID OIL COMPANY, OPERATOR CITIES SREVICE COMPANY HUMBLE OIL & REFINING COMPANY WILLIAM V. CONOVER TEXACO INC.	INDIVIDUAL OPERATING AGREEMENT FOR PELICAN UNIT 2 (DUVAL SU E J.C. DUPONT 1)

LA25-0018 AND LA25-0022	LAPEYROUSE FIELD	CONSERVATION ORDER NO 416-A-5	5/9/1962		DISSOLUTION OF UNITS AND ADOPTION OF NEW DRILLING AND PRODUCTION UNITS FOR THE DUVAL SAND (J.C. DUPONT #1 AND J.C. DUPONT #2)

Exhibit “D”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Contracts

CONTRACT NO.	AREA/BLOCK OR ONSHORE FIELD	CONTRACT NAME	CONTRACT DATE	PARTIES	CONTRACT DESCRIPTION
LA25-0019	LAPEYROUSE FIELD	OPERATING AGREEMENT	8/13/1963	PLACID OIL COMPANY, OPERATOR CITIES SREVICE COMPANY HUMBLE OIL & REFINING COMPANY WILLIAM V. CONOVER TEXACO INC.	INDIVIDUAL OPERATING AGREEMENT FOR DUVAL UNIT E

LA25-0020	LAPEYROUSE FIELD	FARMOUT AGREEMENT	5/9/2003	EXXONMOBIL CASTEX ENERGY INC.	EXXONMOBIL LEASES CONTAINED WITHIN THE AREAL BOUNDARIES OF TRACTS 30, 31, 40, 41 AND 43 OF THE DUVAL SU E

LA25-0021	LAPEYROUSE FIELD	FARMOUT AGREEMENT	10/15/2003	CASTEX ENERGY INC WILLIAM CONOVER II	DUVAL SU E J.C. DUPONT #2 WELL

LA25-0023	LAPEYROUSE FIELD	JOINT OPERATING AGREEMENT	8/13/1963	CASTEX ENERGY, INC., OPERATOR APACHE CORPORATION GEOIL LLC LMD PETROLEUM CORPORATION LANNIE MECOM 1981 PARTNERSHIP BETA OIL & GAS INC SOUTH COAST EXPLORATION COMPANY	J.C. DUPONT #2 UPHOLE JOA

LA25-0024	LAPEYROUSE FIELD	FARMOUT AGREEMENT	8/27/2004	CASTEX ENERGY INC. GEOIL LLC	SECTIONS 67, 68, 69, 70 AND 71, T20S-R18E

LA25-0025	LAPEYROUSE FIELD	OPERATING AGREEMENT	9/1/2004	CASTEX ENERGY, INC., OPERATOR APACHE CORPORATION LMD PETROLEUM CORPORATION LANNIE MECOM 1981 PARTNERSHIP THE MATAGORDA COMPANY LLC SOUTH COAST EXPLORATION COMPANY	DUVAL SU P PETTIGREW #1/SL 16446 #1

LA25-0026	LAPEYROUSE FIELD	OPERATING AGREEMENT	10/1/2004	CASTEX ENERGY 1995 LP, OPERATOR APACHE CORPORATION	DUVAL SU O UNIT, AND ALL LANDS LYING WITHIN THE CONFINES OF SL 18268 AND THE ALMI LEASE

LA25-0027	LAPEYROUSE FIELD	FARMOUT	10/8/2004	PETROHAWK ENERGY CORPORATION CASTEX ENERGY INC.	PETTIGREW NO. 1 WELL

LA25-0028	LAPEYROUSE FIELD	CONSERVATION ORDER NO 416-A-14	11/10/2004		DUVAL SU P

LA25-0029	LAPEYROUSE FIELD	CONSERVATION ORDER NO 416-B-10 SL 16446	10/10/2005		PELICAN ZONE RESERVOIR A

LA25-0030	LAPEYROUSE FIELD	OPERATING AGREEMENT	1/15/2005	XPLOR ENERGY OPERATING COMPANY, OPERATOR CASTEX ENERGY 1995 LP PETROHAWK ENERGY CORPORATION GEOIL LLC LMD PETROLEUM CORPORATION LANNIE MECOM 1981 PARTNERSHIP THE MATAGORDA COMPANY LLC	STARBOARD AREA “C”

LA25-0031	LAPEYROUSE FIELD	DUVAL SAND RESERVOIR F CONSERVATION ORDER NO 416-A-15	4/6/2005		DUVAL SAND RESERVOIR F

Exhibit “D”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Contracts

CONTRACT NO.	AREA/BLOCK OR ONSHORE FIELD	CONTRACT NAME	CONTRACT DATE	PARTIES	CONTRACT DESCRIPTION
LA25-0032	LAPEYROUSE FIELD	JOINT OPERATING AGREEMENT	10/1/2003	CASTEX ENERGY INC., OPERATOR APACHE CORPORATION	COVERS SL 17895, SL 18268, AND THREE ALMI LEASES

LA25-0033	LAPEYROUSE FIELD	VOLUNTARY UNIT AGREEMENT	9/8/2004	STATE MINERAL BOARD APACHE LOUISIANA MINERALS INC. CASTEX ENERGY 1995 LP APACHE CORPORATION	VOLUNTARY UNIT A, WEST LAPEYROUSE FIELD

LA25-0034	LAPEYROUSE FIELD	CONSERVATION ORDER NO 416-B-11	12/27/2005		PELICAN ZONE, RESERVOIR E

LA25-0035	LAPEYROUSE FIELD	CONSERVATION ORDER NO 416-B-13	6/14/2006		PELICAN ZONE, RESERVOIR E

LA25-0036	LAPEYROUSE FIELD	CONSERVATION ORDER NO 416-B-12	1/19/2006		PEL RE SU A

LA25-0037	LAPEYROUSE FIELD	CONSERVATION ORDER NO 416-L-1	6/22/2006		EXPOSITO A SAND RESERVOIR A

LA25-0039	LAPEYROUSE FIELD	DECLARATION OF POOLING	6/15/2004	CASTEX ENERGY INC. BETA OIL & GAS INC. GEOIL LLC LMD PETROLEUM CORPORATION LANNIE MECOM 1981 PARTNERSHIP SOUTH COAST EXPLORATION CO. POLARIS EXPLORATION CORPORATION	POOL LEASES FOR THE WILLIAM K. WURZLOW ET AL WELL NO. 2 DECLARED UNIT

LA25-0041	LAPEYROUSE FIELD	CONSERVATION ORDER NO 416-A-16	5/26/2005		DUVAL SU G

LA25-0042	LAPEYROUSE FIELD	LETTER AGREEMENT JOE C RICHARDSON JR TRUST TO CASTEX	1/1/2003	CASTEX ENERGY INC. JOE C. RICHARDSON JR TRUST JOE C. RICHARDSON JR	LAPEYROUSE FIELD

LA25-0043	LAPEYROUSE FIELD	AGREEMENT	12/15/1961

PLACID OIL COMPANY

HUMBLE OIL & REFINING COMPANY

WILLIAM V. CONOVER

SOUTHERN NATURAL GAS COMPANY

TEXACO INC.

SINCLAIR OIL & GAS COMPANY

MAX PRAY

THE CALIFORNIA COMPANY

LOUISIANA LAND & EXPLORATION COMPANY

SAN JACINTO OIL & GAS COMPANY

JOHN W. MECOM

UNION PRODUCING COMPANY

TEXAS GULF PRODUCING COMPANY

CITIES SERVICE PETROLEUM COMPANY

AGREEMENT FOR THE CONSTRUCTION AND OPERATION OF THE LAPEYROUSE FIELD GASOLINE PLANT

LA25-0044	LAPEYROUSE FIELD	REIMBURSEMENT AGREEMENT	8/2/2001	TENNESSEE GAS PIPELINE CASTEX ENERGY INC.	REIMBURSEMENT AGREEMENT MODIFICATION OF FACILITIES

LA25-0045	LAPEYROUSE FIELD	OPERATING AGREEMENT	8/24/1954	PLACID OIL COMPANY, OPERATOR ARKANSAS FUEL OIL CORPORATION WILLIAM V. CONOVER	JOSEPH EXPOSITO ET AL UNIT

Exhibit “D”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Contracts

CONTRACT NO.	AREA/BLOCK OR ONSHORE FIELD	CONTRACT NAME	CONTRACT DATE	PARTIES	CONTRACT DESCRIPTION
LA25-0046	LAPEYROUSE FIELD	GENERAL OPERATING AGREEMENT	UNDATED

PLACID OIL COMPANY, OPERATOR

HUMBLE OIL & REFINING COMPANY

CALIFORNIA OIL COMPANY

CITIES SERVICE COMPANY

SAN JACINTO OIL & GAS COMPANY

SINCLAIR OIL & GAS COMPANY

SOUTHERN NATURAL GAS COMPANY

TEXACO INC.

TEXAS GULF PRODUCING COMPANY

UNION PRODUCING COMPANY

WILLIAM V. CONOVER

MAX PRAY

RUTLEDGE DEAS JR.

FINA OIL AND CHEMICAL COMPANY

AMERICAN COMETRA INC.

DALTON J. WOODS

T.J. EBY JR.

C. WALTER DOBIE

JACK H. VESTAL

HOWARD G. WESTERMAN

F. HENRY CALLOWAY

PHILLIP B. BERRY

MORRIS MIZEL

D/B/A MIZEL RESOURCES

TRIUMPH ENERGY CORP.

UNITED EXPLORATION CO., LTD PROGRAM #4

CARL WESTERMAN

LAPEYROUSE FIELD

LA25-0047	LAPEYROUSE FIELD	YSCLOSKEY GAS PROCESSING PLANT OWNERSHIP CLOSING DOCUMENT	10/20/2003	HOBSON MANN ENTERPRISE CASTEX ENERGY INC.

LA25-0048	LAPEYROUSE FIELD	LETTER AGREEMENT	10/1/2003	CASTEX ENERGY INC. APACHE CORPORATION	LAPEYROUSE AREA

LA25-0049	LAPEYROUSE FIELD	EXCLUSIVE LEASE OPTION	8/1/2003	KIRCHHOFF LAND NO. 8 LLC LECOMPTE LAND NO. 8 LLC POLARIS EXPLORATION CORPORATION	PORTION OF IRREGULAR SEC 105, T20S-R183, AS LANDS LIE WITHIN THE AA RA SU A J.C. EXPOSITO

LA25-0050	LAPEYROUSE FIELD	OPTION TO ACQUIRE PIPELINE ROW	8/1/2003	KIRCHHOFF LAND NO. 8 LLC LECOMPTE LAND NO. 8 LLC POLARIS EXPLORATION CORPORATION	PARCEL OF LAND CONTAINING 30 ACRES, SITUATED IN IRREGULAR SECTION 105, T20S-R18E.

Exhibit “D”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Contracts

CONTRACT NO.	AREA/BLOCK OR ONSHORE FIELD	CONTRACT NAME	CONTRACT DATE	PARTIES	CONTRACT DESCRIPTION
LA25-0051	LAPEYROUSE FIELD	PRODUCTION HANDLING AGREEMENT	1/13/2004

CASTEX ENERGY INC.

APACHE CORPORATION

BETA OIL & GAS INC.

GEOIL LLC

LMD PETROLEUM CORPORATION

LANNIE MECOM 1981 PARTNERSHIP

SOUTH COAST EXPLORATION CO.

EXXONMOBIL PRODUCTION COMPANY

THE MATAGORDA COMPANY LLC

POSSEE ENERGY LTD

WILLIAM V. CONOVER II

ANNIE BOUDREAUX AUTHEMENT

A.M. DUPONT #1 A.M. DUPONT #2 INVINCIBLE FEE #4 INVINCIBLE FEE #6 J.C. DUPONT #1 J.C. DUPONT #2 J.C. EXPOSITO #2D

LA25-0052	LAPEYROUSE FIELD	PRODUCTION HANDLING AGREEMENT	6/30/2004	CASTEX ENERGY INC. SOUTH OAK PRODUCTION COMPANY	BOURG #2

LA25-0054	LAPEYROUSE FIELD	PURCHASE AND SALE AGREEMENT HUNT AND CASTEX	10/27/2000	HUNT PETROLEUM CORPORATION CASTEX ENERGY 1995 LP

LA25-0055	LAPEYROUSE FIELD	LETTER AGREEMENT POLARIS AND CASTEX	12/7/2004	POLARIS EXPLORATION CORPORATION CASTEX ENERGY 1995 LP

LA25-0056	LAPEYROUSE FIELD	EXPLORATION AGREEMENT	2/19/1996	POLARIS EXPLORATION CORPORATION SOUTH COAST EXPLORATION COMPANY SOCO EXPLORATION LP FRONTIER NATURAL GAS CORPORATION MATAGORDA PRODUCTION COMPANY	AREA COVERED IS ALL OF THE ACREAGE WITHIN THE GEOGRAPHICAL OUTLINE OF THE “3-DIMENSIONAL SEISMIC SURVEY” CONDUCTED UNDER THIS AGREEMENT (“AREA OF MUTUAL INTEREST - STARBOARD”)

LA25-0057	LAPEYROUSE FIELD	LETTER AGREEMENT	10/28/2003	CASTEX ENERGY INC. SOUTH COAST EXPLORATION COMPANY

LA25-0058	LAPEYROUSE FIELD	CONSERVATION ORDER NO 416-R-2.TIF	6/14/2006		GG SAND RESERVOIR A

CA-0151	LAPEYROUSE FIELD	CONFIDENTIALITY AGREEMENT	8/1/2006	EPL EXXON MOBIL	INCLUDES LAPEYROUSE FIELD J.C. DUPONT #1

LA25	LAPEYROUSE FIELD	NATURAL GAS PROCESSING AGREEMENT	10/1/2003	CASTEX ENERGY, INC. ENTERPRISE PRODUCTS OPERATING L.P.	REMAINS IN EFFECT AS LONG AS GAS IS BEING TRANSPORTED ON TENNESSEE GAS PIPELINE

LA26-0001	LIRETTE FIELD	JOINT OPERATING AGREEMENT	6/15/2004	CASTEX ENERGY INC., OPERATOR APACHE CORPORATION	ALMI 36 #1

LA26-0002	LIRETTE FIELD	ALMI 36 VUA VOLUNTARY UNIT AGREEMENT	7/19/2005	APACHE LOUISIANA MINERALS INC. EPL OF LOUISIANA, L.L.C. APACHE CORPORATION	VOLUNTARY UNIT AGREEMENT

LA27	LITTLE LAKE (MANILLA VILLAGE)	JOINT OPERATING AGREEMENT	2/1/2005	CASTEX ENERGY INC, OPERATOR EPL OF LOUISIANA, L.L.C.	PORTIONS OF LAND COVERED BY SL 18143 AND LL&E LEASE, AND ALL INTERESTS ACQUIRED DURING TERM OF AMI

Exhibit “D”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Contracts

CONTRACT NO.	AREA/BLOCK OR ONSHORE FIELD	CONTRACT NAME	CONTRACT DATE	PARTIES	CONTRACT DESCRIPTION
LA28-0001	LIVE OAK FIELD	PARTICIPATION AGREEMENT	5/17/2004

BROWNING OIL COMPANY, OPERATOR

KITTY HAWK LLC

ATOCHA OIL & GAS INC.

BOYD & MCWILLIAMS SMITH OIL COMPANY

CRAIN ENERGY LTD

J&S OIL & GAS LLC

MILLS ENERGY LLC

PERFORMANCE INVESTMENTS INC

ALKSK FAMILY LTD

PARTNERSHIP

BRIDWELL OIL MANAGEMENT LLC

MORAN RESOURCES COMPANY

RLI PROPERTIES LLC

STOVALL #1

LA28-0001A1	LIVE OAK FIELD	JOINT OPERATING AGREEMENT	5/17/2004

BROWNING OIL COMPANY, OPERATOR

KITTY HAWK LLC

ATOCHA OIL & GAS INC.

BOYD & MCWILLIAMS SMITH OIL COMPANY

CRAIN ENERGY LTD

J&S OIL & GAS LLC

MILLS ENERGY LLC

PERFORMANCE INVESTMENTS INC

ALKSK FAMILY LTD PARTNERSHIP

BRIDWELL OIL MANAGEMENT LLC

MORAN RESOURCES COMPANY

RLI PROPERTIES LLC

STOVALL #1

LA29	PALMETTO BAYOU FIELD	PRODUCTION HANDLING AGREEMENT	5/1/2005	APACHE CORPORATION AND BP AMERICA APACHE CORPORATION AND EPL OF LOUISIANA, L.L.C.	PHA FOR HENICAN 31-1 WELL

LA29-0001	PALMETTO BAYOU FIELD	JOINT OPERATING AGREEMENT	11/1/2004	APACHE CORPORATION, OPERATOR CASTEX ENERGY INC	T18S-R13E, PORTONS OF SEC 31 AND 32; AND T19S-R13E, PORTION OF SEC 6

LA29-0002	PALMETTO BAYOU FIELD	VOLUNTARY UNIT AGREEMENT	7/29/2005	HENICAN TERREBONNE PROPERTY LLC LALA LAND LEASING LLC APACHE LOUISIANA MINERALS INC. APACHE CORPORATION EPL OF LOUISIANA, L.L.C.	HENICAN TERREBONNE PROPERTY LLC 31 #1 VU A

LA29-0004	PALMETTO BAYOU FIELD	HENICAN TERREBONNE PROPERTY LLC 31-1 VUA	11/2/2005	HENICAN TERREBONNE PROPERTY LLC LALA LAND LEASING LLC APACHE LOUISIANA MINERALS INC. APACHE CORPORATION EPL OF LOUISIANA, L.L.C.	VOLUNTARY UNIT AGREEMENT

LA29-0006	PALMETTO BAYOU FIELD	PRODUCTION HANDLING AGREEMENT	5/1/2005	APACHE CORPORATION AND BP AMERICA APACHE CORPORATION AND EPL OF LOUISIANA, L.L.C.	HENICAN 31-1 WELL PRODUCTION HANDLING.

Exhibit “D”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Contracts

CONTRACT NO.	AREA/BLOCK OR ONSHORE FIELD	CONTRACT NAME	CONTRACT DATE	PARTIES	CONTRACT DESCRIPTION
LA30-0001	SOUTH BOURG FIELD	JOINT OPERATING AGREEMENT	9/15/2003	APACHE CORPORATION, OPERATOR CASTEX ENERGY INC. CL&F RESOURCES LP FLARE RESOURCES LP	SOUTH BOURG, LOGAN BABIN #1

LA30-0002	SOUTH BOURG FIELD	LETTER AGREEMENT	11/11/2003	CASTEX ENERGY INC. APACHE CORPORATION	SOUTH BOURG PROSPECT

LA30-0003	SOUTH BOURG FIELD	OFFICE OF CONSERVATION ORDER 394-D	9/23/2004		UPPER LYONS ZONE RESERVOIR A

LA31-0001	SOUTH HOUMA FIELD	FARMOUT AGREEMENT	8/1/2004	CASTEX ENERGY INC. DENBURY RESOURCES COMPANY	ALMI 71 #1

LA31-0002	SOUTH HOUMA FIELD	VOLUNTARY UNIT AGREEMENT	8/31/2006	APACHE LOUISIANA MINERALS INC. EPL OF LOUISIANA, L.L.C.	ALMI 71-1 WELL VU A

LA31-0003	SOUTH HOUMA FIELD	FACILITIES USAGE AND CONTRACT OPERATING AGREEMENT	11/1/2004	CASTEX ENERGY INC. DENBURY ONSHORE LLC	ALMI 71-1 WELL

LA31-0004	SOUTH HOUMA FIELD	AGREEMENT	10/1/2004	APACHE CORPORATION CASTEX ENERGY 1995 LP	ALMI 71-1 WELL

LA34-0001	SW LAKE ARTHUR FIELD	PARTICIPATION AGREEMENT S/W LAKE ARTHUR	10/17/2005	MANDALAY OIL & GAS, LLC ENERGY PARTNERS, LTD. NEUMIN PRODUCTION LTD	DRILL AN EXPLORATION WELL TO 16000’

LA34-0001A1	SW LAKE ARTHUR FIELD	JOINT OPERATING AGREEMENT S/W LAKE ARTHUR	10/17/2005	MANDALAY OIL & GAS, LLC ENERGY PARTNERS, LTD. NEUMIN PRODUCTION LTD	SW LAKE ARTHUR WELL

LA34-0002	SW LAKE ARTHUR FIELD	CONDITIONAL CONSENT TO ASSIGN INTEREST IN HYDROCARBON LEASE J. LAWTON COMPANY L.L.C. ET AL LEASE DTD 7/8/2005	11/28/2006	J. LAWTON COMPANY, L.L.C. TOWER LAND COMPANY, L.L.C. MANDALAY OIL AND GAS, L.L.C. EPL OF LOUISIANA, L.L.C. NEUMIN PRODUCTION COMPANY	J. LAWTON COMPANY, L.L.C. ET AL LEASE COVERS 336.49 ACRES IN SECS 21 AND 28 OF T12S-R4W, CAMERON PARISH. LAWTON CONSENTS TO MANDALAY’S ASSIGNMENT OF INTEREST TO EPL AND NEUMIN.

LA34-0003	SW LAKE ARTHUR FIELD	OFFICE OF CONSERVATION ORDER 649-E-1 BOL P RB SUA LARCL 1	6/14/2006		BOL P RB SUA LARCL 1

LA34-0004	SW LAKE ARTHUR FIELD	FARMOUT AGREEMENT	8/1/2005	EL PASO PRODUCTION COMPANY MANDALAY OIL & GAS LLC	T12S-R4W, PORTION OF SEC 16

LA34-0005	SW LAKE ARTHUR FIELD	PROSPECT DRILLING RIG TRADE PROPOSAL	5/11/2006	ENERGY PARTNERS, LTD MERIDIAN RESOURCE & EXPLORATION LLC CAIRN ENERGY USA INC.	UTILIZE RIG UNDER CONTRACT TO MERIDIAN TO DRILL DRACI #1 WELL

LA34-0006	SW LAKE ARTHUR FIELD	OFFICE OF CONSERVATION ORDER 649-F PLAN HET RA SUA DRACI 1	6/13/2006		PLAN HET RA SUA DRACI 1

LA34	SW LAKE ARTHUR FIELD	GAS GATHERING AGREEMENT	7/1/2006	ENERGY PARTNERS, LTD. TARGA MIDSTREAM SERVICES LIMITED PARTNERSHIP	LAKESIDE. CONTAINS 10 YEAR PRIMARY TERM WHICH RUNS UNTIL 6/30/2016.
LA34	SW LAKE ARTHUR FIELD	GAS PROCESSING AGREEMENT	7/1/2006	ENERGY PARTNERS, LTD. TARGA MIDSTREAM SERVICES LIMITED PARTNERSHIP	LAKESIDE. CONTAINS 10 YEAR PRIMARY TERM WHICH RUNS UNTIL 6/30/2016.

Exhibit “D”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Contracts

CONTRACT NO.	AREA/BLOCK OR ONSHORE FIELD	CONTRACT NAME	CONTRACT DATE	PARTIES	CONTRACT DESCRIPTION

LA38-0001	BAYOU POINTE AU CHIEN FIELD	JOINT OPERATING AGREEMENT LL&E 19 #1	12/1/2004	CASTEX ENERGY INC., OPERATOR APACHE CORPORATION DENBURY ONSHORE LLC	T19S-R20E, PORTIONS OF SEC 17, 18 AND 20, AND ALL OF SEC 19 WONDER LAKE EAST AREA

LA38-0002	BAYOU POINTE AU CHIEN FIELD	LLE 19 1 VUA VOLUNTARY UNIT AGREEMENT	11/9/2005	STATE MINERAL BOARD LL&E EPL OF LOUISIANA, L.L.C. APACHE CORPORATION DENBURY ONSHORE, LLC	VOLUNTARY UNIT AGREEMENT

Exhibit “E”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

EXCLUDED ASSETS

NONE

EXHIBIT “F”

Attached to and made a part of that certain Purchase and Sale Agreement dated May 31, 2007 (effective April 1, 2007) by and between

EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer.

Form of Assignment, Bill of Sale and Conveyance

ASSIGNMENT

In consideration of One Hundred Dollars, the premises, the provisions below and other good and valuable cause and consideration, the sufficiency and receipt of all of which are hereby acknowledged, EPL of Louisiana, L.L.C., a Louisiana limited liability company, with an office at 201 St. Charles Avenue, Suite 3400, New Orleans, Louisiana 70170 ( “Assignor”), hereby grants, bargains, sells, transfers, assigns, conveys and delivers unto Castex Energy 2007, L.P., a Texas limited partnership, with an office at 333 No. Sam Houston Parkway East, Suite 1060, Houston, Texas 77060 (“Assignee”), and Assignee does hereby purchase and accept from Assignor, all of Assignor’s right, title and interest in, to and under, or derived from, the following described assets (LESS AND EXCEPT the Excluded Assets [as defined below]):

(a) the mineral interests in the lands described in the attached Exhibit “‘ A-l “ (hereinafter referred to as the “Lands”);

(b) the oil, gas and mineral leases described in Exhibit “A” (the “Leases”) including without limitation, working interests, overriding royalty interests, production payments, net revenue interests, reversionary interests, carried interests, net profits interests, and any other interests of a similar nature, (all of which are hereinafter referred to as the “Leasehold Interests” and the lands affected by the Leasehold Interests are herein referred to as the “Leasehold Lands” and together with the Leases, Leasehold Interests and the Lands being collectively referred as the “Real Property Interests” and individually referred to as a “Real Property Interest”);

(c) all wells (whether producing, plugged and abandoned, temporarily abandoned, shut-in, injection, disposal, water supply otherwise) that (1) are or were producing from or situated Real Property Interests or lands pooled or unitized therewith or (2) are listed on Exhibit “B” hereto;

(d) all units, pools and communitization areas that relate to any portions of the Real Property Interests (including without limitation all voluntary units formed by unitization, pooling, communitization spacing designations, declarations or agreements and all compulsory units formed by the Louisiana Commissioner of Conservation or other Governmental Authority);

(e) all movable or personal property, improvements, fixtures, platforms, facilities, gathering lines, flow lines, injection lines, pipelines, processing or separating systems and plants, tanks, pits, boilers, buildings, machinery, equipment (surface and downhole), inventory, utility lines, power lines, telephone lines, roads and other appurtenances to the extent the same are situated on, across, under, over or within the Real Property Interests or on the surface leases, servitudes, rights of way and other interests in immovable property described in Exhibit “C” as of the Effective Time as defined below) or the date hereof and in connection therewith;

(f) all production of oil, natural gas, casinghead gas, condensate, other hydrocarbons and other substances produced with any of the foregoing products as well as any components and by-products of any of the foregoing (collectively “Hydrocarbons”) under the terms thereof, and other substances (1) produced on or after the Effective Time from or allocated to Real Property Interests or (2) present or stored in treating equipment, separation equipment, lines, pipe, tanks and vessels on or under the Real Property Interests (including without limitation any and all line fill downstream or upstream of any custody transfer point) as of the Effective Time;

(g) (1) all agreements, instruments and other matters identified or described in Exhibit “C” hereto, (2) all agreements, instruments and contract rights (including without limitation Hydrocarbon purchase and sales agreements, compression, transportation and processing agreements, balancing agreements, joint venture agreements, easements, rights-of-way, servitudes, road, canal and surface use agreements, permits, licenses, franchises, options, mineral, surface and subsurface leases, farmout and farm-in contracts, dry hole agreements, area of mutual interest agreements, acreage contribution agreements, operating, exploration and participation agreements, division orders, equipment leases, salt water disposal agreements, servicing agreements and unitization, pooling, communitization or spacing designations, declarations, agreements and orders) to the extent and only to the extent they relate to any of the assets described in clauses (a) through (h) herein and (3) all agreements and instruments referenced in any Real Property Interest or in any agreement or instrument under item (1) or (2) above;

(h) (1) all suspense accounts maintained by or on behalf of Seller (i) into which have been placed mineral or other proceeds owed to third parties from or attributable to any or all portions of the Real Property Interests (whether pertaining to a period of time before, at or after the Effective Time) as a result of title or ownership uncertainty, lack of adequate payor information or any other matter for which mineral or other proceeds are customarily suspended in the ordinary course of business or (ii) that have negative balance reflecting an account payment owing to Seller by reason of an overpayment of mineral or other proceeds from or attributable to any or all potions of the relevant Real Property Interest and (2) all proceeds or accounts payable or receivable related to the suspense accounts described in item (1) above;

(i) all warranties, to the extent assignable, from Third Persons (as defined in the Agreement) to Seller regarding the assets described in clauses (a) through (h) above; and

(j) all of Seller’s books, records, files, data and information (including without limitation all lease files, title files, title opinions, curative reports, abstracts, division order files, unitization files, contract files, maps, land and mineral owner correspondence,. joint operating agreement files, environmental and regulatory files, operational files, engineering, well, production, geological, paleontological and geochemical files and other files and records of a similar nature) that relate to the assets described in clauses (a) through (j) above but do not relate to or constitute Excluded Assets, less and except any books, records, files, data and information that is subject to attorney-client privilege (specifically excepting any title opinions and! or title correspondence) or unwaived confidentially agreements.

Items (a) through (j) (less and except the Excluded Assets), collectively the “Assets”; and all Assignor’s’ right, title and interest in, to, under or derived from the Assets, collectively the “Subject Interests”) TO HAVE AND TO HOLD the Subject Interests unto Assignee and its successors and assigns forever.

This Assignment is made by Assignor and accepted by Assignee subject to the following provisions, to which Assignor and Assignee agree:

1. This ASSIGNMENT IS MADE AND ACCEPTED EFFECTIVE AS OF _____________________, 2007, AT ______ AM/PM, CENTRAL TIME (THE “EFFECTIVE TIME).

2. This Assignment is made and accepted to the provisions of that certain Purchase and Sale Agreement dated May 31, 2007 (effective April 1, 2007) and between Assignor and Assignee (“Agreement”). In the event of any conflict between this Assignment and the Agreement, the Agreement shall control.

3. The term “Excluded Assets” shall have the meaning given in the Agreement and specifically include interests that are described on Exhibit “D” hereto.

4. THIS ASSIGNMENT IS MADE BY ASSIGNOR AND ACCEPTED BY ASSIGEE WITHOUT ANY REPRESENTATIONS OR WARRANTIES (EXPRESS, IMPLIED, STATUTORY OR OTHERWISE), EXCEPT AS TO AND ONLY TO THE EXTENT PROVIDED IN THE AGREEMENT.

5. This Assignment may be executed in multiple originals or counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same valid and binding agreement.

IN WITNESS HEREOF, the parties have signed this Assignment in the presence of the undersigned competent witnesses, who hereunto sign their names with Assignor and Assignee, on the date(s) set forth in the attached Acknowledgments but effective as of the Effective Time.

Witnesses to all signatures:	ASSIGNOR:

EPL of Louisiana, L.L.C.

By:
Name: Cindy P. Lowrance	Name:	L. Keith Vincent
	Title	Vice President, Land

Name: Valerie Ulrich

ASSIGNEE:

Castex Energy 2007, L.P.

By:
Name:	Name:
Title:

Name:

Acknowledgment

STATE OF LOUISIANA

PARISH OF ORLEANS

BEFORE ME, the undersigned Notary Public in and for the jurisdiction listed above, on this day also personally appeared L. Keith Vincent (“Assignor’s Appearer”), who, together with the two competent witnesses whose names appear on the foregoing instrument, signed the foregoing instrument on this date in my presence and who acknowledged to me and these same two witnesses that Assignor’s Appearer, being fully authorized to do so, executed and delivered the foregoing instrument on this day as the Vice President, Land of EPL of Louisiana, L.L.C., a Louisiana limited liability company, and as the free act and deed of such corporation for the purpose and consideration therein expressed and was duly authorized to do so by the members of such corporation.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _____ day of ___________, 2007, in the jurisdiction listed above in the presence of Seller’s Appearer, Assignee’s Appearer and the two competent witnesses.

NOTARY PUBLIC

Acknowledgment

STATE OF _______________

COUNTY OF _____________

BEFORE ME, the undersigned Notary Public in and for the jurisdiction listed above, on this day also personally appeared ____________________________________ (“Assignee’s Appearer”), who, together with the two competent witnesses whose names appear on the foregoing instrument, signed the foregoing instrument on this date in my presence and who acknowledged to me and these same two witnesses that Assignor’s Appearer, being fully authorized to do so, executed and delivered the foregoing instrument on this day as the ______________________ of Castex Energy 2007, L.P., a Texas Corporation, and as the free act and deed of such corporation and such limited partnership for the purpose and consideration therein expressed and was duly authorized to do so by the Board of Directors of Castex Energy, Inc.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _____ day of ___________, 2007, in the jurisdiction listed above in the presence of Seller’s Appearer, Assignee’s Appearer and the two competent witnesses.

NOTARY PUBLIC

Exhibit “A”:	Leases

Exhibit “A-l”:	Lands

Exhibit “B”:	Wells

Exhibit “C”:	Contracts

Exhibit “D”:	Excluded Assets

Exhibit “G”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Gross Working Interests and Net Revenue Interests

FIELD	LEASE	WELL NO	RESERVOIR	LEASE WI	OIL NRI	GAS NRI
CHAUVIN	ALMI	NO. 71-1 CC W	CIB CARST - W SD	1.00000	0.70776	0.70776
TOTAL ALLOCATED AMOUNT FOR CHAUVIN ALMI NO. 71-1

CHAUVIN	LOGAN BABIN	NO. 1	LYONS	0.12500	0.09500	0.09500
TOTAL ALLOCATED AMOUNT FOR CHAUVIN LOGAN BABIN NO. 1

GOLDEN MEADOW	LATERRE	NO. 301	14600’ SD	0.25000	0.19626	0.19626
GOLDEN MEADOW	LATERRE	NO. 301	LWR LWR CIB CARST	0.25000	0.19626	0.19626
GOLDEN MEADOW	LATERRE	NO. 301	UPPER BOURG	0.25000	0.19626	0.19626
GOLDEN MEADOW	LATERRE	NO. 301	UPR LWR CIB CARST	0.25000	0.19626	0.19626
TOTAL ALLOCATED AMOUNT FOR GOLDEN MEADOW LATERRE NO. 301

LAKE BOUDREAUX	ALMI	NO. 70-1	TEX W-1A	0.12500	0.09452	0.09452
TOTAL ALLOCATED AMOUNT FOR LAKE BOUDREAUX ALMI NO. 70-1

LAKE BOUDREAUX	ALMI	NO. 70-2	TEX W-1	0.12500	0.09452	0.09452
LAKE BOUDREAUX	ALMI	NO. 70-2	TEX W-1A	0.12500	0.09452	0.09452
TOTAL ALLOCATED AMOUNT FOR LAKE BOUDREAUX ALMI NO. 70-2

LAKE BOUDREAUX	ALMI	NO. 70-3	TX W AA	0.12500	0.09452	0.09452
LAKE BOUDREAUX	ALMI	NO. 70-3	TX W1-A	0.12500	0.09452	0.09452
LAKE BOUDREAUX	ALMI	NO. 70-3	TX W1	0.12500	0.09452	0.09452
TOTAL ALLOCATED AMOUNT FOR LAKE BOUDREAUX ALMI NO. 70-3

LAKE BOUDREAUX	ALMI	NO. 75-1	TX W1-A	0.12500	0.09452	0.09452
TOTAL ALLOCATED AMOUNT FOR LAKE BOUDREAUX ALMI NO. 75-1

LAKE BOUDREAUX	SL 5351	NO. 1	TEX W2	0.30215	0.24098	0.24098
TOTAL ALLOCATED AMOUNT FOR LAKE BOUDREAUX SL 5351 NO. 1

LAPEYROUSE	ALMI	NO. 1	FF SAND	0.50000	0.38700	0.38700
LAPEYROUSE	ALMI	NO. 1	FALGOUST (GG)	0.50000	0.38700	0.38700
TOTAL ALLOCATED AMOUNT FOR LAPEYROUSE ALMI NO. 1

LAPEYROUSE	DUPONT AM	NO. 2	HH SAND	0.58676	0.42200 ESTIMATED	0.42200 ESTIMATED

Exhibit “G”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Gross Working Interests and Net Revenue Interests

FIELD	LEASE	WELL NO	RESERVOIR	LEASE WI	OIL NRI	GAS NRI
LAPEYROUSE	DUPONT AM	NO. 2	PELICAN A	0.58634	0.39956	0.39956
LAPEYROUSE	DUPONT AM	NO. 2	EXP A	0.58634	.39956
LAPEYROUSE	DUPONT AM	NO. 2	BOURG B	0.58634	.39956 ESTIMATED	.39956 ESTIMATED
TOTAL ALLOCATED AMOUNT FOR LAPEYROUSE A.M. DUPONT NO. 2
LAPEYROUSE	DUPONT AM	NO. 3	FALGOUST (GG)	0.58486	0.42003	0.42003
TOTAL ALLOCATED AMOUNT FOR LAPEYROUSE A.M. DUPONT NO. 3
LAPEYROUSE	DUPONT AM	NO. 3D	FF	0.58486	0.42003	0.42003
TOTAL ALLOCATED AMOUNT FOR LAPEYROUSE A.M. DUPONT NO. 3D
LAPEYROUSE	DUPONT JC	NO. 1	DUVAL	0.59540	0.49250	0.49250
LAPEYROUSE	DUPONT JC	NO. 1	EXP A	0.59540	0.49250 ESTIMATED	0.49250 ESTIMATED
TOTAL ALLOCATED AMOUNT FOR LAPEYROUSE J.C. DUPONT NO. 1
LAPEYROUSE	DUPONT JC	NO. 2	DUVAL	0.59856	0.46697	0.46697
LAPEYROUSE	DUPONT JC	NO. 2	EE	0.59856	0.4669733 ESTIMATED	0.4669733 ESTIMATED
LAPEYROUSE	DUPONT JC	NO. 2	PEL A	.54000 ESTIMATED	0.42296 ESTIMATED	0.42296 ESTIMATED
TOTAL ALLOCATED AMOUNT FOR LAPEYROUSE J.C. DUPONT NO. 2
LAPEYROUSE	EXPOSITO	NO. 3	PELICAN A	0.54000	0.42296	0.42296
LAPEYROUSE	EXPOSITO	NO. 3	BOURG B	0.54000 ESTIMATED	0.42296 ESTIMATED	0.42296 ESTIMATED
TOTAL ALLOCATED AMOUNT FOR LAPEYROUSE EXPOSITO NO. 3
LAPEYROUSE	HELLIER	NO. 1	GG	0.64756	0.49742	0.49742
LAPEYROUSE	HELLIER	NO. 1	AA1	0.64756	0.49742 ESTIMATED	0.49742 ESTIMATED
LAPEYROUSE	HELLIER	NO. 1	AA3	0.64756	0.49742 ESTIMATED	0.49742 ESTIMATED
TOTAL ALLOCATED AMOUNT FOR LAPEYROUSE HELLIER NO. 1

Exhibit “G”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Gross Working Interests and Net Revenue Interests

FIELD	LEASE	WELL NO	RESERVOIR	LEASE WI	OIL NRI	GAS NRI
LAPEYROUSE	INVINCIBLE FEE	NO. 6	13,000’	0.59629	0.4955 ESTIMATED PENDING UNITIZATION	0.4955 ESTIMATED PENDING UNITIZATION
TOTAL ALLOCATED AMOUNT FOR LAPEYROUSE INVINCIBLE FEE NO. 6

LAPEYROUSE	LL&E	NO. 1	PELICAN A	0.41850	0.29295	0.29295
LAPEYROUSE	LL&E	NO. 1	BOURG A	0.41850	0.29295 ESTIMATED	0.29295 ESTIMATED
LAPEYROUSE	LL&E	NO. 1	EXPOSITO B	0.41850	0.29295 ESTIMATED	0.29295 ESTIMATED
LAPEYROUSE	LL&E	NO. 1	PELICAN B	0.41850	0.29295 ESTIMATED	0.29295 ESTIMATED
LAPEYROUSE	LL&E	NO. 1 (XPLOR) TWIN	DUVAL	0.41850	0.29922 ESTIMATED	0.29922 ESTIMATED
TOTAL ALLOCATED AMOUNT FOR LAPEYROUSE LL&E NO. 1

LAPEYROUSE	SL 16446 (PETTIGREW)	NO. 1	PELICAN A	0.52674	0.38928	0.38928
TOTAL ALLOCATED AMOUNT FOR LAPEYROUSE SL 16446 NO. 1

LIRETTE	ALMI	NO. 36-1	CIB CARST (GAS)	0.50000	0.37500	0.37500
TOTAL ALLOCATED AMOUNT FOR LIRETTE ALMI NO. 36-1

LIRETTE	ALMI	NO. 37-1	PELICAN	0.50000	0.37500	0.37500
TOTAL ALLOCATED AMOUNT FOR LIRETTE ALMI NO. 36-1

LIRETTE (BAYOU POINT AU CHIEN)	LL&E	NO. 19-1	TEX W	0.47500	0.35566	0.35566
LIRETTE (BAYOU POINT AU CHIEN)	LL&E	NO. 19-1	EXP B	0.47500	0.35566	0.35566
TOTAL ALLOCATED AMOUNT FOR LIRETTE LL&E NO. 19-1

Exhibit “G”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Gross Working Interests and Net Revenue Interests

FIELD	LEASE	WELL NO	RESERVOIR	LEASE WI	OIL NRI	GAS NRI
LITTLE LAKE	SL 18727 #1 GOLDFISH		TEX W 3P	0.50000	0.37500 ESTIMATED SUBJECT TO UNIT CONSERVATION ORDER	0.37500 ESTIMATED SUBJECT TO UNIT CONSERVATION ORDER
TOTAL ALLOCATED AMOUNT FOR LITTLE LAKE SL 18727 #1

LITTLE LAKE	LL&E	NO. 1	TP-1	0.50000	0.37500	0.37500
TOTAL ALLOCATED AMOUNT FOR LITTLE LAKE LL&E NO. 1

LITTLE LAKE	LL&E	NO. 2	TP-1	0.50000	0.37500	0.37500
TOTAL ALLOCATED AMOUNT FOR LITTLE LAKE LL&E NO. 2

LITTLE LAKE	LL&E	NO. 3	TP-1	0.50000	0.37500	0.37500
TOTAL ALLOCATED AMOUNT FOR LITTLE LAKE LL&E NO. 3

LITTLE LAKE	LL&E	NO. 19-1	TP-1	0.50000	0.37500	0.37500
TOTAL ALLOCATED AMOUNT FOR LITTLE LAKE LL&E NO.19-1

LIVE OAK	STOVALL	NO. 1	13600’ SD	0.07500	0.05475	0.05475
TOTAL ALLOCATED AMOUNT FOR LIVE OAK STOVALL NO. 1

PALMETTO BAYOU	HENICAN	NO. 1	51 SAND	0.50000	0.36875	0.36875
TOTAL ALLOCATED AMOUNT FOR PALMETTO BAYOU HENICAN NO. 1

SW LAKE ARTHUR	SL 18646 (DIXIE RICE) (LAKESIDE)	NO. 1	DG1	.45000 BEFORE PAYOUT	.32440 BEFORE PAYOUT	.32440 BEFORE PAYOUT
SW LAKE ARTHUR	SL 18646 (DIXIE RICE) (LAKESIDE)	NO. 1	DG1	.45000 AFTER PAYOUT ROYALTY ESCALATION	.32238 AFTER PAYOUT ROYALTY ESCALATION	.32238 AFTER PAYOUT ROYALTY ESCALATION

Exhibit “G”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Gross Working Interests and Net Revenue Interests

FIELD	LEASE	WELL NO	RESERVOIR	LEASE WI	OIL NRI	GAS NRI
SW LAKE ARTHUR	SL 18646 (DIXIE RICE) (LAKESIDE)	NO. 1	DG1	.44682 AFTER PAYOUT EL PASO ORRI TO WI	.32031 AFTER PAYOUT EL PASO ORRI TO WI	.32031 AFTER PAYOUT EL PASO ORRI TO WI
TOTAL ALLOCATED AMOUNT FOR SW LAKE ARTHUR SL 18646 NO. 1

SW LAKE ARTHUR	LAKEVIEW PROSPECT		MARG IDI	.60000 TO CASING POINT	0.00000	0.00000
SW LAKE ARTHUR	LAKEVIEW PROSPECT		MARG IDI	.45000 AFTER CASING POINT	.32500 ESTIMATED SUBJECT TO UNIT CONSERVATION ORDER	.32500 ESTIMATED SUBJECT TO UNIT CONSERVATION ORDER
TOTAL ALLOCATED AMOUNT FOR SW LAKE ARTHUR LAKEVIEW PROSPECT

Exhibit “G-1”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Assignments, Leases and Other Instruments due to Seller

AREA/BLOCK OR ONSHORE FIELD	INSTRUMENT TYPE	PARTIES	PROPERTY DESCRIPTION/ COMMENTS

LAPEYROUSE	ASSIGNMENT	KEN SAVAGE & ASSOCIATES	LOUISIANA STATE LEASE 16446: 52.67357% WI AS PERTAINS TO PEL RA SU A SL 16446 #1 ACREAGE.

LAPEYROUSE	ASSIGNMENT	KEN SAVAGE & ASSOCIATES	LOUISIANA STATE LEASE 16446: 54.0% WI AS PERTAINS TO PEL RE SU A EXPOSITO #3 ACREAGE.

LITTLE LAKE	ASSIGNMENT	ENERGY XXI GULF COAST INC.	LOUISIANA STATE LEASE 19038: ASSIGNMENT OF 50% WI. LEASE ACQUIRED AT JULY 2006 LEASE SALE.

LITTLE LAKE	ASSIGNMENT	ENERGY XXI GULF COAST INC.	LOUISIANA STATE LEASE 19040: ASSIGNMENT OF 50% WI. LEASE ACQUIRED AT JULY 2006 LEASE SALE.

LITTLE LAKE	ASSIGNMENT	ENERGY XXI GULF COAST INC.	LOUISIANA LAND & EXPLORATION LEASE DATED 6/8/05: ASSIGNMENT OF 50% WI.

SOUTHWEST LAKE ARTHUR	ASSIGNMENT	MANDALAY OIL & GAS, LLC	ASSIGNMENT INCLUDES STATE OF LOUISIANA LEASES. SUBMITTED TO STATE MINERAL BOARD AND IS ON 6/13/07 AGENDA.

Exhibit “G-2”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Assignments, Leases and Other Instruments Owed by Seller

AREA/BLOCK OR ONSHORE FIELD	INSTRUMENT TYPE	PARTIES	PROPERTY DESCRIPTION/ COMMENTS

LA25 LAPEYROUSE	ASSIGNMENT	APACHE CORPORATION SOUTH COAST EXPLORATION COMPANY GEOIL, LLC PETROHAWK ENERGY CORP. LANNIE MEACOM 1981 PARTNERSHIP LMD PETROLEUM CORP.	ASSIGNMENT OF WI FOR 9 LEASES IS DUE TO APACHE (15%), SOUTH COAST (10%), GEOIL (9.413877%), PETROHAWK (3.095788%), MEACOM (1.907013%), AND LMD (1.907013%).

Exhibit “G-3”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

PREFERENTIAL RIGHTS AND CONSENTS RELATED TO EXHIBITS “G-1” AND “G-2”

NONE

Exhibit G-4

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 by and between EPL of Louisiana, L.L.C., Seller and Castex Energy 2007, L.P., Buyer

Ref Cat	FILED	LEASE	Purchase Price Allocation
1 PDP	BOURG SOUTH	LOGAN BABIN
1 PDP	CHADVIM	ALM #71-1(EAGLE)
1 PDP	GOLDEN MEADOW	LATERRE #301 (ALICE AMPL)
2 PDNP	GOLDEN MEADOW	LATERRE #301 (ALICE AMPL)
2 PDNP	GOLDEN MEADOW	LATERRE #301 (ALICE AMPL)
1 PDP	LAKE BOUDREAUX	ALMI 70 #2
1 PDP	LAKE BOUDREAUX	ALMI 70 #1
1 PDP	LAKE BOUDREAUX	ALMI 70 # 3
1 PDP	LAKE BOUDREAUX	ALMI 75 #1
1 PDP	LAKE BOUDREAUX	SL 5351 #1
2 PDNP	LAKE BOUDREAUX	ALMI 70 #1
2 PDNP	LAKE BOUDREAUX	ALMI 70 #2
2 PDNP	LAKE BOUDREAUX	ALMI 70 #3
2 PDNP	LAKE BOUDREAUX	ALMI 70 #3
2 PDNP	LAKE BOUDREAUX	ALMI 70 #3
6 PRB	SW LAKE BOUDREAUX	SL # 1 (ALMI 69#1)
1 PDF	LAPEYROUSE	ALM #1
1 PDF	LAPEYROUSE	AM DUPONT #2, PEL A RC S_.
1 PDF	LAPEYROUSE	AM DUPONT #3D
1 PDF	LAPEYROUSE	HELLIER #1 (aka _URZLO_ # :
1 PDF	LAPEYROUSE
1 PDF	LAPEYROUSE	LL& E #1
1 PDF	LAPEYROUSE	SL 16446 #1
2 PDNP	LAPEYROUSE	ALM # 1
2 PDNP	LAPEYROUSE	AM DUPONT #2
2 PDNP	LAPEYROUSE	AM DUPONT 2
2 PDNP	LAPEYROUSE	AM DUPONT 2
2 PDNP	LAPEYROUSE	HELLIER #1 (aka _URZLO_ # :
2 PDNP	LAPEYROUSE	HELLIER #1 (aka _URZLO_ # :
2 PDNP	LAPEYROUSE	JC DUPONT 1
2 PDNP	LAPEYROUSE	JC DUPONT 1 (Duval. Send)
2 PDNP	LAPEYROUSE	JC DUPONT 2
2 PDNP	LAPEYROUSE	JC DUPONT 2
2 PDNP	LAPEYROUSE	JC DUPONT 2
2 PDNP	LAPEYROUSE	LL&E #1
2 PDNP	LAPEYROUSE	_URZLO_ #1
3 PUD	LAPEYROUSE	JC DUPONT 3
3 PUD	LAPEYROUSE	JC DUPONT 3
3 PUD	LAPEYROUSE	JC DUPONT 3
3 PUD	LAPEYROUSE	LL&E #2
Acreage	LAPEYROUSE	Starboard Acreage
1 PDP	LIRETTE	ALM 36-1 (WONDERLAKE)
1 PDP	LIRETTE	ALM 37-1 (WONDERLAKE)
1 PDP	LIRETTE	ALM 19-1 (WONDERLAKE)
2 PDNP	LIRETTE	ALM 37-1 (WONDERLAKE)
2 PDNP	LIRETTE	ALM 19-1 (WONDERLAKE)
3 PUD	LIRETTE	ALM 37-1 (OFFSET)
1 PDP	LIVE OAK	STOVALL #1
2 PDNP	LIVE OAK	STOVALL #1
2 PDNP	LIVE OAK	STOVALL #1
3 PDP	LIVE OAK	STOVALL #1
1 PDP	MANILA VILLAGE	LL&E #1
1 PDP	MANILA VILLAGE	LL&E # ZST
1 PDP	MANILA VILLAGE	LL&E #3
1 PDP	MANILA VILLAGE	SL 18143 #1
3 PDP	MANILA VILLAGE	LL&E #3 S/T (ATTIC)
4 PDP	MANILA VILLAGE	SL 18727 #1
1 PDP	PALMETTO BAYOU	HENICAN #1
1 PDP	SW LAKE ARTHUR	DIXIE RICE
2 PDNP	SW LAKE ARTHUR	DIXIE RICE	____________
GRAND TOTAL			71,700

EPL Acquisition

Values of Pref Right Notices

Field	Lease/Well	Purchase Price Allocation
Golden Meadow	Laterre #301
Lake Boudreaux	SL 5351 #1
Lapeyrouse	ALM#1
Lapeyrouse	JC Dupont 1 (Duval Sand)
Lapeyrouse	Starboard Acreage
Lirette (Wonderlake)	ALM 36-1, 37-1, LL&E 19-1
Pametto Bayou	Henican#1
SW Lake Arthur	Dixie Rice
GRAND TOTAL

Exhibit “H”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

EXCLUDED LITIGATION AND CLAIMS

NONE

Exhibit “I”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

LIENS, MORTGAGES AND ENCUMBRANCES

NONE

Exhibit “J”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

AFE’s and Other Commitments

AFE Number	Description	Cost Center and Property Name	AFE Type	AFE Date	Budget Total	Project/AFE Status
07005	LITTLE LAKE SL 18727 #1 DRILL & EVALUATE	LA27-003-501 SL 18727 #1 LITTLE LAKE	DRILL&EVALUATE	12/28/2006	$2,994,600.00	$1,497,300 NET TO EPL. CURRENTLY DRILLING

EXHIBIT “K”

Attached to and made a part of that certain Purchase and Sale Agreement dated May 31, 2007 (effective April 1, 2007) by and between

EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

AFFIDAVIT OF NON-FOREIGN STATUS

This Affidavit of Non-Foreign Status is given pursuant to section 7(4) of that certain Purchase and Sale Agreement dated May 31, 2007 (effective April 1, 2007) by and among EPL of Louisiana, L.L.C., a Louisiana limited liability company. The undersigned herby certifies the following:

1. EPL of Louisiana, L.L.C. is not a nonresident alien, foreign corporation, foreign partnership, foreign trust, foreign estate or other foreign person (as those terms are defined in the Internal Revenue Code of 1986, as amended, and the regulations thereunder) for purposes of U.S. income tax.

2. The U.S. taxpayer identifying number of EPL of Louisiana, L.L.C. is 72-1409562.

3. The office address is 201 St. Charles Avenue, Suite 3400, New Orleans, Louisiana 70170.

Under penalties of perjury, I, the undersigned officer, declare that I have examined this certification; that, to the best of my knowledge and belief, it is true, correct and complete; and that I have authority to sign this document, on behalf of EPL of Louisiana, L.L.C.

EPL of Louisiana, L.L.C.

By:
Name: Cindy P. Lowrance	Name:	L. Keith Vincent
	Title	Vice President, Land

Name: Valerie Ulrich

Acknowledgment

STATE OF LOUISIANA

PARISH OF ORLEANS

BEFORE ME, the undersigned Notary Public in and for the jurisdiction listed above, on this day also personally appeared L. Keith Vincent (“Assignor’s Appearer”), who, together with the two competent witnesses whose names appear on the foregoing instrument, signed the foregoing instrument on this date in my presence and who acknowledged to me and these same two witnesses that Assignors’ Appearer, being fully authorized to do so, executed and delivered the foregoing instrument on this day as the Vice President, Land of EPL of Louisiana, L.L.C., a Louisiana limited liability company, and as the free act and deed of such corporation for the purpose and consideration therein expressed and was duly authorized to do so by the members of such corporation.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _____ day of ___________, 2007, in the jurisdiction listed above in the presence of Seller’s Appearer, Assignee’s Appearer and the two competent witnesses.

NOTARY PUBLIC

Exhibit “L”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Gas Imbalances

Well	EPL NRI Over /(Under) MCF	EPL NRI Over /(Under) MMBTU	Balance as of:
VUB ALMI 75 #1 LAKE BOUDREAUX	22,661.51	25,720.81	2/28/2007
VUB SL 5351 #1 LAKE BOUDREAUX	2,557.03	2,902.23	2/28/2007
VUB ALMI 70 #1/2/3 LAKE BOUDREAUX	22,008.70	24,979.87	2/28/2007
TOTAL	47,227.24	53,602.92

U LYONS RA SUA BABIN #1 SBOURG	2,557.03	2,695.11	2/28/2007
SOUTHWEST LAKE ARTHUR	(16,506.90)	(18,552.00)	3/31/2007
LAPEYROUSE	(8,307.00)	(8,997.31)	3/31/2007
TOTALS	24,970.37	28,748.72

EXHIBIT “L-1”

Attached to and made a part of that certain Purchase and Sale Agreement dated May 31, 2007 (effective April 1, 2007) by and between

EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer.

SETTLEMENT IMBALANCE

1.	LA22-006 – Lake Boudreaux

That certain Operating Agreement effective September 15, 2003, by and among Apache Corporation, as Operator, Flare Resources Inc., et al, as Non-Operators.

2.	LA22-005 – Lake Boudreaux

That certain Operating Agreement effective September 15, 2003, by and between Apache Corporation, as Operator, Flare Resources, et al, as Non-Operators.

3.	LA30-001 – South Bourg – Logan Babin

That certain Operating Agreement effective September 15, 2003, by and among Apache Corporation, as Operator, Flare Resources Inc., et al, as Non-Operators

4.	LA22-0002 – Lake Boudreaux

That certain Operating Agreement dated August 1, 2003, by and among Apache Corporation, as Operator and Castex Energy, Inc., et al, as Non-Operators.

5.	LA22-0001 – Lake Boudreaux

That certain Operating Agreement dated                             , by and between The Meridian Resource and Exploration LLC, and Castex Energy, Inc., et al

6.	LA22-008A1 – Lake Boudreaux

That certain Operating Agreement effective November 1, 2003, by and between Castex Energy, Inc., as Operator, Flare Resources, et al, as Non-Operators.

7.	LA22-0021 – Lake Boudreaux

That certain Joint Operating Agreement effective May 15, 2006, by and between Energy Partners, Ltd., as Operator, and EPL of Louisiana, L.L.C., Castex Energy 1995, L.P. and Apache Corporation, as Non-Operators.

Exhibit “M”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Non-Consent Penalties

AREA	PROPERTY	PROPERTY NO.	SERIAL NO./API NO.	OPERATOR	NON-CONSENT PENALTY

NONE

Exhibit “N”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Preferential Rights

AGREEMENT NO.	AREA/BLOCK OR ONSHORE FIELD	AGREEMENT NAME	AGREEMENT DATE	AGREEMENT PARTIES	COMMENTS	RESPONSE
LA20-0013	GOLDEN MEADOW	OPERATING AGREEMENT LATERRE #301	2/19/2004	APACHE CORPORATION		10 DAYS

LA20-0011	GOLDEN MEADOW	OPERATING AGREEMENT LL&E #229	1/14/2004	APACHE CORPORATION		10 DAYS

LA25-0056	LAPEYROUSE	EXPLORATION AGREEMENT STARBOARD AREA	2/19/1996	APACHE CORPORATION PETROHAWK PROPERTIES, LP GEOIL LLC LMD PETROLEUM CORP. LANNIE MECOM 1981 PARTNERSHIP SOUTH COAST EXPLORATION CO. MATAGORDA COMPANY LLC	AGREEMENT LIMITED TO NON-PRODUCTIVE ACREAGE OUTSIDE OF EXISTING JOA'S	10 DAYS

LA25-0032	LAPEYROUSE	OPERATING AGREEMENT ALMI #1	10/1/2003	APACHE CORPORATION		10 DAYS

LA25-0026	LAPEYROUSE	OPERATING AGREEMENT ALMI #2, #3 & #4	10/1/2004	APACHE CORPORATION		10 DAYS

LA25-0017	LAPEYROUSE	OPERATING AGREEMENT J.C. DUPONT #1	12/1/1955	EXXON MOBIL PRODUCTION COMPANY CITIES SERVICE COMPANY WILLIAM V. CONOVER TEXACO INC.		10 DAYS

LA26-0001	LIRETTE	OPERATING AGREEMENT ALMI 36 #1 AND 37 #1		APACHE CORPORATION		10 DAYS

LA29-0001	PALMETTO BAYOU	OPERATING AGREEMENT HENICAN #1	11/1/2004	APACHE CORPORATION		10 DAYS

LA34-0001	SOUTHWEST LAKE ARTHUR	PARTICIPATION AGREEMENT		NEUMIN PRODUCTION, LTD. MANDALAY OIL & GAS, LLC		IN JOA-10 DAYS

LA34-0001A1	SOUTHWEST LAKE ARTHUR	JOINT OPERATING AGREEMENT		NEUMIN PRODUCTION, LTD. MANDALAY OIL & GAS, LLC		10 DAYS

LA38-0001	BAYOU POINTE AU CHIEN	OPERATING AGREEMENT LL&E 19 #1	12/1/2004	APACHE CORPORATION	AS TO APACHE ONLY	10 DAYS

Exhibit “O”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Consents

AGREEMENT NO.	AREA/BLOCK ONSHORE FIELD	AGREEMENT NAME	AGREEMENT DATE	TYPE OF AGREEMENT	AGREEMENT PARTIES
LA20-001	GOLDEN MEADOW	LATERRE CO. INC.	6/3/1935	LEASE	APACHE CORPORATION
LA20-0021	GOLDEN MEADOW	SUBLEASE APACHE CORP (SUBLESSOR) TO CASTEX ENERGY (SUBLESSEE) LATERRE CO LEASE AND SL 378	DTD 12/14/O4, EFFECTIVE 11/1/04	SUBLEASE	APACHE CORPORATION
LA20-006	GOLDEN MEADOW	LAFOURCHE PARISH SCHOOL BOARD #18086	3/15/2004	LEASE	LAFOURCHE PARISH SCHOOL BOARD
LA20-008	GOLDEN MEADOW	APACHE LOUISIANA MINERALS INC.	11/1/2004	LEASE	APACHE LOUISIANA MINERALS INC.
LA22-003	LAKE BOUDREAUX	STATE OF LOUISIANA NO. 17754	3/17/2003	LEASE	STATE OF LOUISIANA
LA22-004	LAKE BOUDREAUX	STATE OF LOUISIANA NO. 17755	3/17/2003	LEASE	STATE OF LOUISIANA
LA22-006	LAKE BOUDREAUX	APACHE LOUISIANA MINERALS INC.	11/13/2003	LEASE	APACHE LOUISIANA MINERALS INC.
LA22-007	LAKE BOUDREAUX	STATE OF LOUISIANA NO. 17967	11/17/2003	LEASE	STATE OF LOUISIANA
LA22-008	LAKE BOUDREAUX	STATE OF LOUISIANA NO. 17968	11/17/2003	LEASE	STATE OF LOUISIANA
LA25-0020	LAPEYROUSE	FARMOUT	5/9/2003	CONTRACT	EXXON MOBIL PRODUCTION COMPANY
LA25-031-A001	LAPEYROUSE	STATE OF LOUISIANA NO. 17895	9/15/2003	LEASE	STATE OF LOUISIANA
LA25-031-A002	LAPEYROUSE	APACHE LOUISIANA MINERALS INC.	11/7/2003	LEASE	APACHE LOUISIANA MINERALS INC.
LA25-062	LAPEYROUSE	STATE OF LOUISIANA NO. 16446	5/17/1999	LEASE	STATE OF LOUISIANA
LA25-063-SUR	LAPEYROUSE	JANIS F. ALLEN, ET AL SALT WALTER DISPOSAL AGREEMENT	6/6/1991	SURFACE	WILLIAM V CONOVER II ELIZABETH GRATTAN AVERITT BAILEY VINCENT DORAN TRUST MARY NAN DORAN TRUST JANIS FERGUSON ALLAN LFF ASSETS, L.P.
LA25-105	LAPEYROUSE	STATE OF LOUISIANA NO. 18268	9/8/2004	LEASE	STATE OF LOUISIANA
LA25-122	LAPEYROUSE	STATE OF LOUISIANA NO. 3275	9/20/1957	LEASE	STATE OF LOUISIANA
LA25-127	LAPEYROUSE	LOUISIANA LAND AND EXPLORATION COMPANY	8/9/1954	LEASE	CONOCO PHILLIPS
LA25-128	LAPEYROUSE	STATE OF LOUISIANA NO. 2395	5/1/2002	LEASE	STATE OF LOUISIANA
LA25-132	LAPEYROUSE	STATE OF LOUISIANA NO. 2906	1/18/1956	LEASE	STATE OF LOUISIANA
LA25-134-ROW	LAPEYROUSE	APACHE LOUISIANA MINERALS INC.	3/1/2004	ROW	APACHE LOUISIANA MINERALS INC.
LA25-138-SUR	LAPEYROUSE	STATE OF LOUISIANA NO. #04503	6/9/2004	SURFACE/ SUBSURFACE	STATE OF LOUISIANA STATE LAND OFFICE
LA25-140-ROW	LAPEYROUSE	APACHE LOUISIANA MINERALS INC.	8/25/2004	ROW	APACHE LOUISIANA MINERALS INC.
LA25-147-ROW01	LAPEYROUSE	STATE OF LOUISIANA HWY DEPT	10/7/1971	ROW	STATE OF LOUISIANA HWY DEPT
LA25-158-ROW	LAPEYROUSE	LOUISIANA LAND AND EXPLORATION COMPANY	10/1/1958	ROW	CONOCO PHILLIPS
LA25-159-ROW	LAPEYROUSE	LOUISIANA LAND AND EXPLORATION COMPANY	4/21/1959	ROW	CONOCO PHILLIPS
LA25-161-ROW	LAPEYROUSE	LATERRE CO. INC.	3/6/1961	ROW	APACHE CORPORATION

Exhibit “O”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Consents

AGREEMENT NO.	AREA/BLOCK ONSHORE FIELD	AGREEMENT NAME	AGREEMENT DATE	TYPE OF AGREEMENT	AGREEMENT PARTIES
LA25-169-ROW	LAPEYROUSE	LOUISIANA LAND AND EXPLORATION COMPANY	9/30/1963	ROW	CONOCO PHILLIPS
LA25-170-ROW	LAPEYROUSE	LOUISIANA LAND AND EXPLORATION COMPANY	5/7/1962	ROW	CONOCO PHILLIPS
LA25-173-ROW	LAPEYROUSE	LOUISIANA LAND AND EXPLORATION COMPANY	8/23/1999	ROW	CONOCO PHILLIPS
LA25-174-SUR	LAPEYROUSE	LOUISIANA LAND AND EXPLORATION COMPANY	9/5/1989	SURFACE	CONOCO PHILLIPS
LA25-175-SUR	LAPEYROUSE	APACHE LOUISIANA MINERALS, INC.	1/15/2005	CANAL AND WATERWAY PERMIT	APACHE LOUISIANA MINERALS INC.
LA25-176-ROW	LAPEYROUSE	APACHE LOUISIANA MINERALS, INC.	3/1/2006	ROW	APACHE LOUISIANA MINERALS INC.
LA25-177-SUR	LAPEYROUSE	APACHE LOUISIANA MINERALS, INC.	3/1/2005	SURFACE	APACHE LOUISIANA MINERALS INC.
LA25-179-ROW	LAPEYROUSE	LOUISIANA LAND AND EXPLORATION COMPANY	2/21/2006	ROW	CONOCO PHILLIPS
LA25-181-SUR	LAPEYROUSE	MARY NAN DORAN TRUST ET AL AMENDMENT AND RATIFICATION OF SALTWATER DISPOSAL AGREEMENT AND SURFACE LEASES	11/1/2005	SURFACE	WILLIAM V CONOVER II ELIZABETH GRATTAN AVERITT BAILEY VINCENT DORAN TRUST MARY NAN DORAN TRUST JANIS FERGUSON ALLAN LFF ASSETS, L.P.
LA25-188	LAPEYROUSE	LOUISIANA LAND AND EXPLORATION COMPANY	1/6/2005	LEASE	CONOCO PHILLIPS
LA26-002	LIRETTE	STATE OF LOUISIANA NO. 18234	8/11/2004	LEASE	STATE OF LOUISIANA
LA26-003	LIRETTE	APACHE LOUISIANA MINERALS INC.	8/13/2004	LEASE	APACHE LOUISIANA MINERALS INC.
LA26-005	LIRETTE	APACHE LOUISIANA MINERALS INC.	12/1/2004	LEASE	APACHE LOUISIANA MINERALS INC.
LA26-007-ROW	LIRETTE	APACHE LOUISIANA MINERALS INC.	8/1/2004	ROW	APACHE LOUISIANA MINERALS INC.
LA26-008-ROW	LIRETTE	APACHE LOUISIANA MINERALS INC.	1/1/2005	ROW	APACHE LOUISIANA MINERALS INC.
LA26-009-SUR	LIRETTE	APACHE LOUISIANA MINERALS INC	1/1/2005	SURFACE	APACHE LOUISIANA MINERALS INC.
LA26-010-ROW	LIRETTE	APACHE LOUISIANA MINERALS INC	1/5/2005	ROW	APACHE LOUISIANA MINERALS INC.
LA26-014-ROW	LIRETTE	LOUISIANA LAND AND EXPLORATION COMPANY	1/14/2005	ROW	CONOCO PHILLIPS
LA27-002	LITTLE LAKE	LOUISIANA LAND AND EXPLORATION COMPANY	11/20/2004	LEASE	CONOCO PHILLIPS
LA27-003	LITTLE LAKE	STATE OF LOUISIANA NO. 18727	8/10/2005	LEASE	STATE OF LOUISIANA
LA27-007	LITTLE LAKE	LOUISIANA LAND AND EXPLORATION COMPANY	6/8/2005	LEASE	CONOCO PHILLIPS

Exhibit “O”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Consents

AGREEMENT NO.	AREA/BLOCK ONSHORE FIELD	AGREEMENT NAME	AGREEMENT DATE	TYPE OF AGREEMENT	AGREEMENT PARTIES
LA28-001	LIVE OAK	ELIZABETH STOVALL CHILDREN'S TRUST, ET AL	BROWNING	LEASE	ELIZABETH STOVALL CHILDREN’S TRUST EILEEN STOVAL BAUR VICKI ANN M. CUSTER BARBARA JEAN S. LEE JEANNE DENISE L. HARRINGTON BART DAVIS LEE EVELYN JANE M. LEWIS JAMES ALFRED MCGLOTHLAN, JR. KATHERINE STOVALL L. PUGH BARBARA ELAINE L. SMITH
LA29-0005	PALMETTO BAYOU	LALA LAND LEASING LLC SUBLEASE HENICAN LEASE	6/16/2004	SUBLEASE	LALA LAND LEASING LLC
LA29-002	PALMETTO BAYOU	HENICAN TERREBONNE PROPERTY LLC	6/15/2004	LEASE	HENICAN TERREBONNE PROPERTY LLC
LA29-003	PALMETTO BAYOU	STATE OF LOUISIANA NO. 18266	9/8/2004	LEASE	STATE OF LOUISIANA
LA29-006-SUR	PALMETTO BAYOU	HENICAN TERREBONNE PROPERTY LLC	6/15/2004	SURFACE	HENICAN TERREBONNE PROPERTY LLC
LA29-007	PALMETTO BAYOU	APACHE LOUISIANA MINERALS, INC.	3/16/2006	LEASE	APACHE LOUISIANA MINERALS INC.
LA30-001	SOUTH BOURG	LOGAN BABIN INC.	4/1/2003	LEASE	LOGAN BABIN INC.
LA30-015	SOUTH BOURG	JMB PARTNERSHIP	3/15/2004	LEASE	JMB PARTNERSHIP
LA30-017	SOUTH BOURG	PXP GULF COAST INC.	8/1/2004	LEASE	PXP GULF COAST INC.
LA30-019-SUR	SOUTH BOURG	LOGAN H. BABIN INC.	4/1/2003	SURFACE	LOGAN H. BABIN INC.
LA31-001-A001	SOUTH HOUMA	APACHE LOUISIANA MINERALS INC.	9/1/2004	LEASE	APACHE LOUISIANA MINERALS INC.
LA31-001-A002	SOUTH HOUMA	APACHE LOUISIANA MINERALS, INC.	9/1/2004	LEASE	APACHE LOUISIANA MINERALS INC.
LA31-002	SOUTH HOUMA	LATERRE CO. INC.	6/12/1933	LEASE	APACHE CORPORATION
LA31-003-ROW	SOUTH HOUMA	APACHE LOUISIANA MINERALS INC.	1/14/2005	ROW	APACHE LOUISIANA MINERALS INC.
LA31-004-ROW	SOUTH HOUMA	APACHE LOUISIANA MINERALS INC.	1/1/2005	ROW	APACHE LOUISIANA MINERALS INC.
LA34-001	SOUTHWEST LAKE ARTHUR	DIXIE RICE AGRICULTURAL CORPORATION, INC	6/20/2005	LEASE	DIXIE RICE AGRICULTURAL CORPORATION, INC
LA34-002-SUR	SOUTHWEST LAKE ARTHUR	STATE OF LOUISIANA STATE LAND OFFICE AGREEMENT NO. 4699	4/5/2006	SURFACE/ SUBSURFACE	STATE OF LOUISIANA STATE LAND OFFICE
LA34-004-A001	SOUTHWEST LAKE ARTHUR	MORRIS VARNADO ET AL	5/26/2005	LEASE	MORRIS VARNADO POLLY VARNADO DARRELL FAYE EAVES JULIE HYDE SANDRA WILLIAMS JUDY PIERCE
LA34-004-A002	SOUTHWEST LAKE ARTHUR	Clinton J. Varnado	12/12/2005	LEASE	Silver Oak Properties, LLC

Exhibit “O”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Consents

AGREEMENT NO.	AREA/BLOCK ONSHORE FIELD	AGREEMENT NAME	AGREEMENT DATE	TYPE OF AGREEMENT	AGREEMENT PARTIES
LA34-004-A003	SOUTHWEST LAKE ARTHUR	Mary Ellen Olds	12/12/2005	LEASE	Silver Oak Properties, LLC
LA34-006	SOUTHWEST LAKE ARTHUR	STATE OF LOUISIANA NO. 18645	7/13/2005	LEASE	STATE OF LOUISIANA
LA34-007	SOUTHWEST LAKE ARTHUR	J LAWTON COMPANY AND TOWER LAND COMPANY LLC	7/8/2005	LEASE	J LAWTON COMPANY AND TOWER LAND COMPANY LLC
LA34-008	SOUTHWEST LAKE ARTHUR	LAKE ARTHUR RECLAMATION CO., LTD.	7/15/2005	LEASE	LAKE ARTHUR RECLAMATION CO., LTD.
LA34-009	SOUTHWEST LAKE ARTHUR	RAINBOW GUN CLUB, INC.	8/8/2005	LEASE	RAINBOW GUN CLUB, INC.
LA34-010	SOUTHWEST LAKE ARTHUR	STATE OF LOUISIANA NO. 18646	7/13/2005	LEASE	STATE OF LOUISIANA
LA34-013	SOUTHWEST LAKE ARTHUR	STATE OF LOUISIANA NO. 18887	2/8/2006	LEASE	STATE OF LOUISIANA
LA34-014-SUR	SOUTHWEST LAKE ARTHUR	TARGA MIDSTREAM SERVICES SURFACE SUBLEASE AGREEMENT	9/1/2006	SURFACE	TARGA MIDSTREAM SERVICES
LA34-015-ROW	SOUTHWEST LAKE ARTHUR	STATE OF LOUISIANA PIPELINE ROW NO. 4742	9/1/2006	ROW	STATE OF LOUISIANA STATE LAND OFFICE
LA34-017-ROW	SOUTHWEST LAKE ARTHUR	STATE OF LOUISIANA SUBSURFACE AGREEMENT NO. 4660	1/17/2006	SUBSURFACE	STATE OF LOUISIANA STATE LAND OFFICE
LA38-001	BAYOU POINTE AU CHIEN	LOUISIANA LAND AND EXPLORATION COMPANY	11/22/2004	LEASE	CONOCO PHILLIPS
LA38-002-ROW	BAYOU POINTE AU CHIEN	APACHE LOUISIANA MINERALS, INC	05/01/05	ROW	APACHE LOUISIANA MINERALS INC.
LA38-003-ROW	BAYOU POINTE AU CHIEN	LOUISIANA LAND AND EXPLORATION COMPANY	07/07/05	ROW	CONOCO PHILLIPS
LA38-004-ROW	BAYOU POINTE AU CHIEN	LOUISIANA LAND AND EXPLORATION COMPANY	01/14/05	ROW	CONOCO PHILLIPS

Exhibit “P”

Attached to and made a part of that certain Purchase and Sale Agreement dated

May 31, 2007 (effective April 1, 2007) by and between EPL of Louisiana, L.L.C., Seller and

Castex Energy 2007, L.P., Buyer

Suspense Accounts

ONSHORE FIELD	PROPERTY	PROPERTY NO.	Net
LAPEYROUSE	FF RB SU A; AM DUPONT #3	LA25-U06-01	$640.70
LAPEYROUSE	FF RB SU A; AM DUPONT #3D	LA25-U06-02	$326.21
LAPEYROUSE	PEL RA SU A SL 16446 #1	LA25-U09-01	$0.22
LAPEYROUSE	PEL RE SU A; JC EXPOSITO #3	LA25-U14-01	$1,145.57
LAPEYROUSE	GG RA SU A; HELLIER #1	LA25-U17-01	$23.77
LAPEYROUSE	PEL RF SU A; LL&E #1	LA25-U19-01	$8,757.52